UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: December 31, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds (formerly First American Tax Free Income Funds) For Investors seeking dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report December 31, 2010

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C1	Class I
Nuveen California Tax Free Fund	FCAAX	—	FCCAX	FCAYX

Nuveen Colorado Tax Free Fund	FCOAX	—	FCCOX	FCOYX

Nuveen Intermediate Tax Free Fund	FAMBX	—	FMBCX	FMBIX

Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBMX	FACMX	FAMTX

Nuveen Minnesota Municipal Bond Fund	FJMNX	NMBCX	FCMNX	FYMNX

Nuveen Missouri Tax Free Fund	ARMOX	—	FFMCX	ARMIX

Nuveen Nebraska Municipal Bond Fund	FNTAX	NCNBX	FNTCX	FNTYX

Nuveen Ohio Tax Free Fund	FOFAX	—	FOTCX	FOTYX

Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NIMOX	—	FORCX

Nuveen Short Tax Free Fund	FSHAX	—	—	FSHYX

Nuveen Tax Free Fund	FJNTX	—	FJCTX	FYNTX

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds included in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

CHAIRMAN’S LETTER TO SHAREHOLDERS

Dear Shareholders,

On behalf of my fellow directors, I would like to welcome you to the Nuveen Investments family. You will notice a new name for your Fund, and a new look to this report — but the investment objective and strategies of your Fund remain the same. All of us associated with Nuveen Investments and FAF Advisors have worked diligently to make the transition of the management of your Fund as seamless as possible, and we look forward to continue providing the attractive income and return you have come to expect from your investment.

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

Nuveen Investments   1

Portfolio Manager Commentary and Fund Performance

Nuveen California Tax Free Fund (formerly known as First American California Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Christopher Drahn and Michael Hamilton, recently examined key investment strategies and the performance of the Nuveen California Tax Free Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 2005. Michael Hamilton, with 22 years of investment experience, has been on the management team of the Fund since 2002.

Effective January 1, 2011, Scott Romans, PhD, with 12 years of investment experience, assumed management responsibilities for this Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen California Tax Free Fund returned -1.03% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper California Municipal Debt Funds Category Average returned -1.85% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

With the above-mentioned dynamics during the period, the Fund’s results were helped by its laddered maturity structure, which was reasonably well-diversified across the yield curve. Because the long end was the weakest performing part of the yield curve, we benefited by not being too heavily weighted in this area. The Fund’s performance was also rewarded for its emphasis on mid-grade bonds, especially in the intermediate-range maturities, as lower rated bonds performed well in California for the six-month period. This included our overweight in A- and BBB-rated bonds and corresponding underweight to AA bonds. However, the Fund was hindered by owning a number of zero-coupon bonds, which underperformed because of their long duration, or sensitivity to interest rate movements.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve and the good values we were seeing at the long end, we made some purchases of longer maturity bonds for the Fund while still maintaining the portfolio’s generally laddered structure. However, as a result of the cross currents buffeting the municipal markets in the last few months of 2010, we were not aggressive buyers of long maturities. In addition, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

2   Nuveen Investments

Nuveen Colorado Tax Free Fund (formerly known as First American Colorado Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Christopher Drahn and Michael Welle, recently examined key investment strategies and the performance of the Nuveen Colorado Tax Free Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 2007. Effective January 1, 2011, Michael Welle is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Colorado Tax Free Fund returned -0.88% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper Colorado Municipal Debt Funds Category Average returned -1.66% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

With the above-mentioned dynamics during the period, the Fund’s strongest results came from our emphasis on mid-grade bonds, particularly non-rated and BBB-rated bonds. We also held a number of bonds that have relatively short call provisions, which dampened the volatility of the Fund and were positive contributors to performance during the six-month period. In terms of sectors, healthcare bonds proved beneficial for performance while charter school bonds were negative contributors. The Fund’s slightly longer overall duration, or sensitivity to interest-rate movements, relative to its Barclays Capital benchmark was a slight, but not major, negative.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve, we kept the Fund’s duration slightly longer than its benchmark throughout the six-month period. We took advantage of the steep curve environment and made a number of purchases of longer maturity bonds for the Fund. Although we maintained the portfolio’s generally laddered structure, these purchases gave the Fund a slight overweighting in longer maturities. In addition, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented. We bought several bonds in this range, including an A-rated general obligation bond from the Sand Creek Metropolitan District, a BBB-rated bond from Total Longterm Care in Denver, and a BBB-rated bond from the Arkansas River Power Authority.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

Nuveen Investments   3

Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Christopher Drahn and Douglas White, recently examined key investment strategies and the performance of the Nuveen Intermediate Tax Free Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 1994. Douglas White, CFA, with 28 years of investment experience, has been on the management team of the Fund since 2007.

Effective January 1, 2011, Paul Brennan, CFA, CPA, with 23 years of investment experience, assumed portfolio management responsibility for this Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Intermediate Tax Free Fund returned -0.03% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital 1-15 Year Blend Municipal Bond Index returned 0.11% and the Lipper Intermediate Municipal Debt Funds Category Average returned -0.29% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

In the midst of the above-mentioned dynamics during the period, the Fund received the best results from its cash holdings and shorter maturities while its longer maturity bonds underperformed. Non-rated and lower quality holdings were also very good performers. Additionally, the Fund’s overweighting in A-rated bonds and underweight in AA-rated bonds proved beneficial for performance. The Fund’s slightly longer overall duration, or sensitivity to interest-rate movements, relative to its Barclays Capital benchmark was a slight, but not major, negative. In terms of sectors, the better performers in the Fund included healthcare and pre-refunded bonds.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve, we kept the Fund’s duration slightly longer than its benchmark throughout the six-month period, which was a slight negative for performance. During the market sell-off and backup in yields, we drew down some of the Fund’s cash reserves and sold a few very short maturities, which had the net effect of modestly lengthening the Fund’s overall duration. We also maintained the portfolio’s generally laddered structure out to approximately 20 years, with slight overweightings in cash equivalents and longer maturities. In addition, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented. We added several mid-grade positions, including the purchases of BBB-rated bonds from issuers such as Suffolk University in Massachusetts, Neumann University in Pennsylvania, and the National Marrow Donor Program in Minneapolis. In the higher grade segment, we also spotted a number of relative value opportunities such as a Beaver Water

4   Nuveen Investments

District bond rated AA from Arkansas. We sold one non-rated Continuing Care Retirement Community bond as we became increasingly cautious about the long-term prospects for that particular obligor and were able to achieve a favorable price for it.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

Nuveen Investments   5

Nuveen Minnesota Intermediate Municipal Bond Fund (formerly known as First American Minnesota Intermediate Tax Free Fund)

Recently, portfolio managers Christopher Drahn and Douglas White examined key investment strategies and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 1994. Effective January 1, 2011, Douglas White is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Minnesota Intermediate Municipal Bond Fund returned 0.09% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital 1-15 Year Blend Municipal Bond Index returned 0.11% and the Lipper Other States Intermediate Municipal Debt Funds Category Average returned -0.47% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

With the above-mentioned dynamics during the period as a backdrop, the Fund’s strongest results came from our overweighting in A- and BBB-rated bonds and underweight to AA bonds. The Fund also benefited from its emphasis on mid-grade bonds and traditionally higher yielding sectors such as healthcare and higher education. Additionally, the Fund’s modest underweight in the 15-year part of the yield curve significantly helped performance vs. other funds and the Barclays Capital benchmark. The Fund’s modestly longer overall duration, or sensitivity to interest-rate movements, relative to the benchmark was a slight, but not major, negative.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

During the period, we maintained the portfolio’s generally laddered structure out to approximately 20 years, with a modest underweight in the 15-year part of the yield curve as mentioned. In addition, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented. We bought a number of mid-grade Minnesota revenue bonds, which we believe have reasonable credit profiles and attractive yields. For example, we added bonds rated A or BBB from issuers such as Augsburg College in St. Paul, College of St. Scholastica in Duluth, Gustavus Adolphus College in St. Peter, Gillette Children’s Hospital, and Minnesota Public Radio. We sold one non-rated Continuing Care Retirement Community bond as we became increasingly cautious about the long-term prospects for that particular obligor and were able to achieve a favorable price for it.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

6   Nuveen Investments

Nuveen Minnesota Municipal Bond Fund (formerly known as First American Minnesota Tax Free Fund)

Recently, portfolio managers Douglas White and Christopher Drahn examined key investment strategies and the performance of the Nuveen Minnesota Municipal Bond Fund. Douglas White, CFA, who has 28 years of investment experience, has managed the Fund since 2001. Effective January 1, 2011, Christopher Drahn is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Minnesota Municipal Bond Fund returned -1.27% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper Minnesota Municipal Debt Funds Category Average returned -1.42% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

In the midst of the above-mentioned dynamics during the period, the strongest performing area of the portfolio was the intermediate and shorter end of its maturity spectrum, specifically bonds with maturities under 12 years. Bonds with maturities over 12 years contributed negatively to returns. Additionally, the Fund benefited from holdings at both ends of its credit quality spectrum, particularly non-rated, AA-rated, and AAA-rated bonds. The credit qualities in the middle, A and BBB, were the worst performers for the six-month period. In terms of sectors, the biggest positive contributor to results was the Fund’s larger than normal cash position of more than 5%. Cash levels were elevated as the supply of longer maturity municipal bonds was more limited in Minnesota and we weren’t able to find attractive buying opportunities. Also, transportation and nursing home bonds proved beneficial for the Fund, while other healthcare, electric utilities, and general obligation bonds were negative contributors.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve, we kept the Fund’s duration, or sensitivity to interest-rate movements, longer than its benchmark throughout the six-month period. We did not make any substantial changes to duration; however, it did get slightly longer due to trading activity. We also maintained the portfolio’s generally laddered structure from 8 out to approximately 20 years and an overweighting in 20- to 30-year maturities. In addition, despite their recent performance, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented. Toward the end of the period, we used up some of the Fund’s excess cash to buy a number of mid-grade Minnesota revenue bonds that we believe have reasonable credit profiles and attractive yields. For example, we added bonds from issuers such as Gustavus Adolphus College in St. Peter, the National Marrow Donor Program in Minneapolis, the Minnesota Municipal Power Agency, and American Crystal Sugar in Moorhead, Minnesota. We also moved out of several high-quality

Nuveen Investments   7

healthcare issues that had performed very well for the Fund.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

8   Nuveen Investments

Nuveen Missouri Tax Free Fund (formerly known as First American Missouri Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Christopher Drahn and Douglas White, recently examined key investment strategies and the performance of the Nuveen Missouri Tax Free Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 2002. Effective January 1, 2011, Douglas White is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Missouri Tax Free Fund returned -0.20% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper Other States Municipal Debt Funds Category Average returned -1.53% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

The Fund’s performance benefited from a sizeable position in a 20-year, A-rated bond issued by the Kansas City Special Facilities that was prerefunded during the six-month period. The prerefunding benefited the Fund as the bond’s credit quality increased, reflecting the government security collateralization now backing the bond, and its price rose significantly. Also, the Fund’s modest overweight in the 15-year part of the yield curve and its overweight in non-rated bonds helped performance vs. other funds and the Barclays Capital benchmark. In terms of sectors, lease/appropriation bonds proved beneficial for performance.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Although we generally maintained the portfolio’s laddered structure, we did make a number of purchases in the 10- to 15-year maturity range. As an example, we bought an AA-rated bond from Jefferson County Water Supply District. We weren’t able to find as many buying opportunities in longer maturity municipal bonds because the BAB program diverted a lot of Missouri’s tax-exempt supply into the taxable marketplace. However, we did purchase a longer term, A-rated bond from Lutheran Senior Services in St. Louis and a longer term, BBB-rated bond from the John Fitzgibbon Memorial Hospital in Marshall. We continued to emphasize mid-quality bonds in the Fund, which we have done historically due to the value these positions have represented.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own. Investor demand for Missouri bonds is usually quite high due to the somewhat limited supply of municipal bonds in this state.

Nuveen Investments   9

Nuveen Nebraska Municipal Bond Fund (formerly known as First American Nebraska Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Christopher Drahn and Michael Welle, recently examined key investment strategies and the performance of the Nuveen Nebraska Municipal Bond Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 2001. Michael Welle, CFA, with 19 years of investment experience, has been on the management team of the Fund since 2007.

Effective January 1, 2011, Douglas White, CFA, with 28 years of investment experience, assumed portfolio management responsibilities for the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Nebraska Municipal Bond Fund returned -0.42% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper Other States Municipal Debt Funds Category Average returned -1.53% during the same period. The table on page 17 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

The Fund received the best results from holdings at the intermediate and shorter ends of its maturity spectrum, while underperforming at the long end. Specifically, the Fund’s holdings with maturities under 17 years produced the strongest returns while anything longer than that underperformed. Additionally, the Fund’s performance benefited from its non-rated holdings, followed by its AAA-rated bonds and cash. The credit qualities in the middle, AA- through BBB-rated bonds, were the worst performers for the six-month period. In terms of sectors, the Fund experienced small positive contributions from a number of different areas including general obligations, hospitals, retirement care communities, and recreational facilities.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve, we kept the Fund’s duration, or sensitivity to interest-rate movements, longer than its benchmark throughout the six-month period. We added positions in the 5-year and 25- to 30-year maturity ranges, while reducing exposure in the 20-year maturity range. At the end of the period, the Fund was emphasizing the 5- to 7-year and 15- to 30-year maturity ranges. This was as much a function of the availability of appropriate investments in the state as it was a function of investment strategy. In addition, despite their recent performance, we also maintained an emphasis on mid-quality bonds, which we have done historically due to the value these positions have represented. We made a few select purchases in the mid-quality range; however, supply of these issues tended to be fairly limited within Nebraska as is typically the case. New positions in the Fund included a non-rated Nebraska Educational Finance Authority bond for Concordia University in Seward and an A-rated bond from Creighton University in Omaha.

10   Nuveen Investments

Nuveen Ohio Tax Free Fund (formerly known as First American Ohio Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Michael Hamilton and Christopher Drahn, recently examined key investment strategies and the performance of the Nuveen Ohio Tax Free Fund. Michael Hamilton, who has 22 years of investment experience, and Christopher Drahn, CFA, with 31 years of investment experience, have been on the management team of the Fund since 2002.

Effective January 1, 2011, Dan Close, CFA, with 13 years of investment experience, assumed portfolio management responsibility for the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Ohio Tax Free Fund returned -1.24% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper Ohio Municipal Debt Funds Category Average returned -1.44% during the same period. The table on page 17 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

In the context of the above-mentioned dynamics during the period, the Fund’s performance was hindered by its exposure to longer bonds in the maturity spectrum and lower rated credits. However, higher rated securities performed better across a number of sectors such as housing, healthcare, education, and electric utilities. The Fund also received positive results from the tactical selling of certain credits during the reporting period.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

As with the rest of the nation, the BAB program diverted a lot of Ohio’s tax-exempt supply into the taxable marketplace. However, we did engage in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and look to replace them with bonds that we believe have more attractive long-term values. Tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own. Given the steepness of the yield curve, we kept the Fund’s duration, or sensitivity to interest rates, longer than its Barclays Capital benchmark throughout the six-month period. This positioning was not beneficial to performance in the environment described earlier.

Nuveen Investments   11

Nuveen Oregon Intermediate Municipal Bond Fund (formerly known as First American Oregon Intermediate Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Michael Hamilton and Christopher Drahn, recently examined key investment strategies and the performance of the Nuveen Oregon Intermediate Municipal Bond Fund. Michael Hamilton, who has 22 years of investment experience, has managed the Fund since 1997. Effective January 1, 2011, Christopher Drahn is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Oregon Intermediate Municipal Bond Fund returned -0.39% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital 1-15 Year Blend Municipal Bond Index returned 0.11% and the Lipper Other States Intermediate Municipal Debt Funds Category Average returned -0.47% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

During the period, the Fund’s overweighting to higher quality bonds proved beneficial to performance. We also received positive results from the tactical selling of certain structures and credits. In terms of sectors, the Fund benefited from widespread diversification across the state, with its select lower rated healthcare systems performing particularly well. Following a macro trend from across the country, the Fund’s local general obligation and revenue bonds detracted from performance.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

However as mentioned above, we did engage in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and look to replace them with bonds that we believe have more attractive long-term values. Tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own. These tactical shifts were beneficial for the Fund’s performance during the reporting period. In line with the bonds available in the Oregon municipal marketplace, we were overweighted in higher quality bonds, those rated AA or better. Given the steepness of the yield curve, we kept the Fund’s duration, or sensitivity to interest rates, longer than its Barclays Capital benchmark throughout the six-month period. This positioning was not beneficial to performance in the market environment described earlier.

12   Nuveen Investments

Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund)

The portfolio managers for the Fund during the six-month reporting period, Michael Welle and Christopher Drahn, recently examined key investment strategies and the performance of the Nuveen Short Tax Free Fund. Christopher Drahn, CFA, who has 31 years of investment experience, has managed the Fund since 2002. Effective January 1, 2011, Michael Welle is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Short Tax Free Fund returned 0.42% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital 3-Year Municipal Bond Index returned 0.30% and the Lipper Short Municipal Debt Funds Category Average returned 0.28% during the same period. The table on page 17 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

In the midst of the above-mentioned dynamics during the period, the Fund’s results were helped by its maturity ladder, which was slightly longer than its benchmarks. For example, the Barclays Capital benchmark is focused on bonds in the 2-4 year maturity range, while our Fund has bonds that are both shorter and a little longer than that range. In particular, the Fund received the strongest results from its holdings in 4-8 year maturities, which was the best performing spot on the yield curve. Bonds in that range had enough yield to offset the negative price moves during the period. We also benefited from our emphasis on slightly lower-grade credits, particularly non-rated and A-rated bonds, which also offered a yield advantage for the Fund. The Fund’s duration, or sensitivity to interest-rate movements, was close to neutral relative to its benchmark and therefore did not have much of a performance impact. In terms of sectors, the better performers in the Fund included healthcare, higher education, and continuing care retirement bonds.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

We did not make any intentional changes to duration and kept it basically in line with the Barclays Capital benchmark. We also maintained the Fund’s substantial weightings in securities with maturities under one year combined with a number of bonds in the 4-8 year maturity range. In fact, we added to the Fund’s holdings in 4-8 year securities, although a few of the purchases showed losses at the end of the year. With short rates still low and the Federal Reserve likely on hold this year, we believe bonds in this range will still provide advantageous extra yield for the Fund throughout 2011. In addition, we continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented.

Nuveen Investments   13

Nuveen Tax Free Fund (formerly known as First American Tax Free Fund)

Recently, portfolio managers Douglas White and Christopher Drahn examined key investment strategies and the performance of the Nuveen Tax Free Fund. Douglas White, CFA, who has 28 years of investment experience, has managed the Fund since 2001. Effective January 1, 2011, Christopher Drahn is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Tax Free Fund returned -1.08% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Municipal Bond Index returned -0.90% and the Lipper General Municipal Debt Funds Category Average returned -1.25% during the same period. The table on page 16 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

In the first half of the six-month reporting period, the municipal market registered solid returns, fueled by the general rally in fixed-income assets, continued investor migration out of money market funds, and strong inflows into mutual funds. The perception that short rates would stay low for an extended period and the possibility of quantitative easing driving down long rates were key factors in sustaining the market’s bullish psychology. The market rally and a lack of supply pushed yields to historic lows in August.

After this strong start, municipals faltered in the second half of the period which more than cancelled out the earlier positive performance. Most fixed-income markets were generally weak due to stronger hints of recovery and concerns over the necessity of another round of quantitative easing by the Federal Reserve. Also, the municipal market was flooded with excess supply due to several factors. First, the Build America Bond (BAB) program was unexpectedly not extended. The program had diverted substantial municipal issuance to the taxable credit markets, draining the supply of long tax-exempt bonds and helping to bolster their performance. In the final months of the year, issuers rushed to market to take advantage of the program before it ended. This, plus the typical year-end seasonal rush, spilled significant new issue supply into the tax-exempt arena. Second, demand for municipal bonds faded as investors left the market due to ongoing negative media headlines about the perceived credit risk of municipal bonds.

As the market lost confidence that the BAB program would be extended, the municipal yield curve steepened dramatically and longer tax-exempt securities underperformed. Therefore, yield curve positioning was a primary determinant of performance overall during the six months, as longer bonds were generally the weakest performers and returns were negative for all but the shortest maturities. Credit spreads were generally mixed, with some bonds widening and others narrowing.

In the midst of the above-mentioned dynamics during the period, the Fund received the best results from holdings at both ends of its maturity and credit quality spectrums, while underperforming in the middle areas. Specifically, the Fund’s longest holdings, bonds with maturities of 22 years and more, and its shorter maturities 4 years and under produced the strongest returns. Its longer intermediate bonds with maturities beyond eight years and out to 22 years underperformed. Additionally, the Fund’s mid- and lower-grade credits, particularly non-rated and BBB-rated bonds, performed best followed by its AAA-rated bonds. The credit qualities in the middle, AA- and A-rated bonds, were the worst performers for the six-month period. In terms of sectors, the Fund benefited from holdings in healthcare as well as gas, water, and sewer utilities. The Fund experienced only a few pockets of underperformance during the period in the transportation, general obligation, and electric utilities sectors.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We believe superior, long-term performance is achieved by focusing on three key drivers: security selection, portfolio structure, and duration management, while being mindful of the need to diversify risk exposure. Going into the reporting period, we were comfortable with the Fund’s positioning and saw little need to make large-scale shifts to the Fund’s weightings.

Given the steepness of the yield curve, we kept the Fund’s duration, or sensitivity to interest-rate movements, longer than its benchmark throughout the six-month period. We did not make any substantial changes to duration; however, it did get slightly longer due to trading activity. We maintained the portfolio’s generally laddered structure from 8 out to approximately 20 years and its overweighting in 20- to 30-year maturities. In addition, despite their recent performance, we maintained an emphasis on mid-quality bonds, which we have done historically due to the value these positions have represented. We also made a few minor adjustments to the Fund in light of market events. During the market’s sell-off, we invested some of the Fund’s cash reserves in utilities, A-rated issues, and 8- to 10-year maturities, while reducing selected general obligation bonds and some of the Fund’s emphasis on the healthcare sector. We also added airport issues in California, Arizona, Alaska, Oregon, and South Dakota, reflecting the moderately strengthening economy. Additionally, one

14   Nuveen Investments

bond insurer was downgraded, Assured Guaranty Corp., which brought the Fund’s overall credit quality down slightly. However, we do not believe this materially impacted the overall credit quality of the portfolio.

As always, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds that we believe have more attractive long-term values. These tactical trades typically take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us full prices for bonds that we own.

Nuveen Investments   15

*	The since-inception returns for the Nuveen Nebraska Municipal Fund are from 2/28/01, for the Nuveen Ohio Tax Free Fund are from 4/30/02, and for the Nuveen Short Tax Free Fund are from 10/25/02.

[1]	The Lipper Funds Categories represent the average annualized returns for all the funds in each respective Lipper Funds category. Average returns do not include the effects of sales charges. It is not possible to invest directly in a Lipper category average.

[2]	The Barclays Capital Municipal Bond Index is an unmanaged index composed of abroad range of investment grade municipal bonds. The Barclays Capital 1-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities between 1 and 15 years. This Index does not have a ten-year history. The Barclays Capital 3-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately three years. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Class A Shares – Average Annual Total Returns
As of 12/31/2010

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year

Nuveen California Tax Free Fund
A Shares at NAV	-1.03%	2.78%	3.26%	4.24%
A Shares at Offer	-5.21%	-1.55%	2.38%	3.80%
Lipper California Municipal Debt Funds Category[1]	-1.85%	1.82%	2.34%	3.57%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.83%

Nuveen Colorado Tax Free Fund
A Shares at NAV	-0.88%	2.67%	2.79%	4.20%
A Shares at Offer	-5.01%	-1.66%	1.91%	3.75%
Lipper Colorado Municipal Debt Funds Category[1]	-1.66%	1.44%	2.79%	4.00%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.83%

Nuveen Intermediate Tax Free Fund
A Shares at NAV	-0.03%	2.92%	3.97%	4.30%
A Shares at Offer	-3.05%	-0.13%	3.33%	3.98%
Lipper Intermediate Municipal Debt Funds Category[1]	-0.29%	2.31%	3.49%	3.92%
Barclays Capital 1-15 Year Blend Municipal Bond Index[2]	0.11%	2.97%	4.55%	N/A

Nuveen Minnesota Intermediate Municipal Bond Fund
A Shares at NAV	0.09%	3.17%	3.91%	4.15%
A Shares at Offer	-2.88%	0.07%	3.28%	3.84%
Lipper Other States Intermediate Municipal Debt Funds Category[1]	-0.47%	1.90%	3.32%	3.70%
Barclays Capital 1-15 Year Blend Municipal Bond Index[2]	0.11%	2.97%	4.55%	N/A

Nuveen Minnesota Municipal Bond Fund
A Shares at NAV	-1.27%	2.15%	3.23%	4.24%
A Shares at Offer	-5.44%	-2.15%	2.35%	3.79%
Lipper Minnesota Municipal Debt Funds Category[1]	-1.42%	1.51%	3.05%	3.99%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.83%

Nuveen Missouri Tax Free Fund
A Shares at NAV	-0.20%	2.72%	3.46%	4.07%
A Shares at Offer	-4.38%	-1.61%	2.57%	3.62%
Lipper Other States Municipal Debt Funds Category[1]	-1.53%	1.12%	2.90%	3.81%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.83%

Nuveen Oregon Intermediate Municipal Bond Fund
A Shares at NAV	-0.39%	2.09%	3.58%	3.91%
A Shares at Offer	-3.36%	-0.97%	2.95%	3.59%
Lipper Other States Intermediate Municipal Debt Funds Category[1]	-0.47%	1.90%	3.32%	3.70%
Barclays Capital 1-15 Year Blend Municipal Bond Index[2]	0.11%	2.97%	4.55%	N/A

Nuveen Tax Free Fund
A Shares at NAV	-1.08%	3.52%	3.41%	4.43%
A Shares at Offer	-5.28%	-0.87%	2.54%	3.99%
Lipper General Municipal Debt Funds Category[1]	-1.25%	1.72%	0.82%	0.75%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.83%

16   Nuveen Investments

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception*

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception*

Nuveen Nebraska Municipal Bond Fund
A Shares at NAV	-0.42%	2.26%	3.45%	4.32%
A Shares at Offer	-4.58%	-2.04%	2.57%	3.86%
Lipper Other States Municipal Debt Funds Category[1]	-1.53%	1.12%	2.90%	3.63%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.78%

Nuveen Ohio Tax Free Fund
A Shares at NAV	-1.24%	1.64%	3.39%	4.07%
A Shares at Offer	-5.41%	-2.61%	2.50%	3.55%
Lipper Ohio Municipal Debt Funds Category[1]	-1.44%	0.95%	2.95%	3.59%
Barclays Capital Municipal Bond Index[2]	-0.90%	2.38%	4.09%	4.78%

Nuveen Short Tax Free Fund
A Shares at NAV	0.42%	1.83%	3.02%	2.61%
A Shares at Offer	-2.13%	-0.68%	2.50%	2.29%
Lipper Short Municipal Debt Funds Category[1]	0.28%	1.21%	2.55%	2.30%
Barclays Capital 3-Year Municipal Bond Index[2]	0.30%	1.81%	4.22%	3.52%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum sales charge; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates, Other Fees and Expenses for more information. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates, Investment Advisory Fees for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Nuveen Investments   17

Share Class Total Returns

Effective January 18, 2011, former First American Fund’s Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

Average Annual Total Returns at Offer for Class A Shares reflect the Fund’s maximum sales charge that went into effect January 18, 2011.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. Six-month returns are cumulative; all other returns are annualized. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Nuveen California Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

	6-month (Cumulative)	1-year	5-years	10-years

Average Annual Total Returns At Offer
A	-5.21%	-1.55%	2.38%	3.80%

Average Annual Total Returns At NAV
A	-1.03%	2.78%	3.26%	4.2%

C1	-1.28%	2.26%	2.77%	3.79%

I	-0.95%	2.93%	3.43%	4.47%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Colorado Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

	6-month (Cumulative)	1-year	5-years	10-years

Average Annual Total Returns At Offer
A	-5.01%	-1.66%	1.91%	3.75%

Average Annual Total Returns At NAV
A	-0.88%	2.67%	2.79%	4.20%

C1	-1.09%	2.17%	2.37%	3.78%

I	-0.66%	2.92%	3.07%	4.47%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for

18   Nuveen Investments

redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Intermediate Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	10/28/2009
Average Annual Total Returns At Offer
A	-3.05%	-0.13%	3.33%	3.98%	—

Average Annual Total Returns At NAV
A	-0.03%	2.92%	3.97%	4.30%	—

C1	-0.24%	2.39%	—	—	3.22%

I	-0.01%	2.98%	4.04%	4.40%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Minnesota Intermediate Municipal Bond Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	10/28/2009

Average Annual Total Returns At Offer
A	-2.88%	0.07%	3.28%	3.84%	—

Average Annual Total Returns At NAV
A	0.09%	3.17%	3.91%	4.15%	—

C1	-0.21%	2.55%	—	—	3.34%

I	0.12%	3.24%	3.99%	4.26%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Investments   19

Share Class Total Returns

Nuveen Minnesota Municipal Bond Fund

 Average Annual Total Returns as of December 31, 2010

	6-month (Cumulative)	1-year	5-years	10-years

Average Annual Total Returns At Offer
A	-5.44%	-2.15%	2.35%	3.79%

Average Annual Total Returns At NAV
A	-1.27%	2.15%	3.23%	4.24%

C1	-1.52%	1.65%	2.74%	3.78%

I	-1.29%	2.31%	3.40%	4.46%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Missouri Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	9/24/2001
Average Annual Total Returns At Offer
A	-4.38%	-1.61%	2.57%	3.62%	—

Average Annual Total Returns At NAV
A	-0.20%	2.72%	3.46%	4.07%	—

C1	-0.46%	2.22%	3.01%	—	3.44%

I	-0.13%	2.88%	3.68%	4.32%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

20   Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	2/28/2001
Average Annual Total Returns At Offer
A	-4.58%	-2.04%	2.57%	3.86%

Average Annual Total Returns At NAV
A	-0.42%	2.26%	3.45%	4.32%

C1	-0.63%	1.97%	3.06%	3.86%

I	-0.39%	2.51%	3.69%	4.56%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Ohio Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	4/30/2002

Average Annual Total Returns At Offer
A	-5.41%	-2.61%	2.50%	3.55%

Average Annual Total Returns At NAV
A	-1.24%	1.64%	3.39%	4.07%

C1	-1.45%	1.26%	2.95%	3.52%

I	-1.21%	1.79%	3.61%	4.32%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Investments   21

Share Class Total Returns

Nuveen Oregon Intermediate Municipal Bond Fund

 Average Annual Total Returns as of December 31, 2010

	6-month (Cumulative)	1-year	5-years	10-years

Average Annual Total Returns At Offer
A	-3.36%	-0.97%	2.95%	3.59%

Average Annual Total Returns At NAV
A	-0.39%	2.09%	3.58%	3.91%

I	-0.32%	2.24%	3.72%	4.05%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Short Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	10/25/2002

Average Annual Total Returns At Offer
A	-2.13%	-0.68%	2.50%	2.29%

Average Annual Total Returns At NAV
A	0.42%	1.83%	3.02%	2.61%

I	0.50%	1.98%	3.17%	2.76%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.50% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

22   Nuveen Investments

Nuveen Tax Free Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	9/24/2001

Average Annual Total Returns At Offer
A	-5.28%	-0.87%	2.54%	3.99%	—

Average Annual Total Returns At NAV
A	-1.08%	3.52%	3.41%	4.43%	—

C1	-1.39%	2.92%	2.88%	—	3.81%

I	-1.06%	3.57%	3.53%	4.64%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.20% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Investments   23

Holdings Summaries

Nuveen California Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	63.4%
General Obligations[3]	28.9
Certificates of Participation[3]	5.4
Short-Term Investment	1.3
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	1.7%
AA	29.6
A	34.7
BBB	30.3
BB	0.8
Non-Rated	2.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Colorado Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	73.4%
General Obligations[3]	15.6
Certificates of Participation[3]	7.6
Short-Term Investment	2.6
Other Assets and Liabilities, Net[4]	0.8

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	2.9%
AA	42.0
A	20.2
BBB	25.9
BB	0.1
Non-Rated	8.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Intermediate Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	67.6%
General Obligations[3]	27.1
Certificates of Participation[3]	2.1
Short-Term Investments	2.1
Other Assets and Liabilities, Net[4]	1.1

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	8.7%
AA	34.2
A	27.8
BBB	18.5
BB	1.2
Non-Rated	9.6

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

24   Nuveen Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	71.4%
General Obligations[3]	24.1
Certificates of Participation[3]	2.3
Short-Term Investments	1.2
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	6.9%
AA	29.0
A	32.1
BBB	21.1
BB	2.1
Non-Rated	8.8

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Minnesota Municipal Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	85.1%
General Obligations[3]	10.0
Certificate of Participation[3]	1.3
Short-Term Investments	2.6
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	16.3%
AA	17.4
A	20.2
BBB	25.3
BB	1.0
Non-Rated	19.8

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Missouri Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	82.2%
General Obligations[3]	7.1
Certificates of Participation[3]	8.0
Short-Term Investment	1.5
Other Assets and Liabilities, Net[4]	1.2

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	12.1%
AA	31.1
A	26.0
BBB	20.5
BB	1.0
Non-Rated	9.3

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Investments   25

Holdings Summaries

Nuveen Nebraska Municipal Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	71.2%
General Obligations[3]	25.0
Short-Term Investment	1.0
Other Assets and Liabilities, Net[4]	2.8

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	12.3%
AA	43.3
A	21.7
BBB	9.9
BB	1.8
Non-Rated	11.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Ohio Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	66.9%
General Obligations[3]	28.5
Certificates of Participation	1.6
Short-Term Investment	4.9
Other Assets and Liabilities, Net[4]	(1.9)

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	16.1%
AA	38.2
A	28.5
BBB	13.2
Non-Rated	4.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Oregon Intermediate Municipal Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

General Obligations[3]	48.2%
Revenue Bonds[3]	47.4
Certificates of Participation[3]	2.4
Short-Term Investment	1.7
Other Assets and Liabilities, Net[4]	0.3

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	5.8%
AA	57.5
A	17.7
BBB	11.7
BB	1.4
Non-Rated	5.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

26   Nuveen Investments

Nuveen Short Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	59.2%
General Obligations[3]	12.1
Certificates of Participation[3]	1.0
Short-Term Investments	26.0
Other Assets and Liabilities, Net[4]	1.7

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	18.1%
AA	41.6
A	26.8
BBB	6.1
BB	0.4
Non-Rated	7.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Tax Free Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Revenue Bonds[3]	83.9%
General Obligations[3]	12.2
Certificates of Participation[3]	0.9
Short-Term Investment	2.8
Other Assets and Liabilities, Net[4]	0.2

100.0%

 Bond Credit Quality as of December 31, 20102 (% of market value)

AAA	10.0%
AA	28.1
A	24.8
BBB	25.1
BB	0.9
Non-Rated	11.1

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Investments   27

Expense Examples

Effective January 18, 2011, former First American Fund’s Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

Expense Example
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Nuveen California Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$989.70	$3.26

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class C1 Actual[2]	$1,000.00	$987.20	$5.76

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class I Actual[2]	$1,000.00	$990.50	$2.51

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.65%, 1.15%, and 0.50% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of -1.03%, -1.28%, and -0.95% for Class A, Class C1, and Class I, respectively.

28   Nuveen Investments

 Nuveen Colorado Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$991.20	$3.76

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class C1 Actual[2]	$1,000.00	$989.10	$5.77

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class I Actual[2]	$1,000.00	$993.40	$2.51

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of -0.88%, -1.09%, and -0.66% for Class A, Class C1, and Class I, respectively.

 Nuveen Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[4]	$1,000.00	$999.70	$3.73

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

Class C1 Actual[4]	$1,000.00	$997.60	$6.80

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class I Actual[4]	$1,000.00	$999.90	$3.48

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74%, 1.35%, and 0.69% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended December 31, 2010 of -0.03%, -0.24%, and -0.01% for Class A, Class C1, and Class I, respectively.

 Nuveen Minnesota Intermediate Municipal Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[6]	$1,000.00	$1,000.90	$3.78

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class C1 Actual[6]	$1,000.00	$997.90	$6.80

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class I Actual[6]	$1,000.00	$1,001.20	$3.53

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.35%, and 0.70% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended December 31, 2010 of 0.09%, -0.21%, and 0.12% for Class A , Class C1, and Class I, respectively.

Nuveen Investments   29

Expense Examples

 Nuveen Minnesota Municipal Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$987.30	$4.26

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

Class C1 Actual[2]	$1,000.00	$984.80	$6.75

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class I Actual[2]	$1,000.00	$987.10	$3.51

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.35%, and 0.70% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of -1.27%, -1.52%, and -1.29% for Class A, Class C1, and Class I, respectively.

 Nuveen Missouri Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[4]	$1,000.00	$998.00	$4.03

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

Class C1 Actual[4]	$1,000.00	$995.40	$6.54

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

Class I Actual[4]	$1,000.00	$998.70	$3.27

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.80%, 1.30%, and 0.65% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended December 31, 2010 of -0.20%, -0.46%, and -0.13% for Class A, Class C1, and Class I, respectively.

 Nuveen Nebraska Municipal Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[6]	$1,000.00	$995.80	$3.77

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class C1 Actual[6]	$1,000.00	$993.70	$5.78

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class I Actual[6]	$1,000.00	$996.10	$2.52

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended December 31, 2010 of -0.42%, -0.63%, and -0.39% for Class A, Class C1, and Class I, respectively.

30   Nuveen Investments

 Nuveen Ohio Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$987.60	$3.76

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class C1 Actual[2]	$1,000.00	$985.50	$5.76

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class I Actual[2]	$1,000.00	$987.90	$2.51

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C1, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of -1.24%, -1.45%, and -1.21% for Class A, Class C1, and Class I, respectively.

 Nuveen Oregon Intermediate Municipal Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[4]	$1,000.00	$996.10	$4.28

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

Class I Actual[4]	$1,000.00	$996.80	$3.52

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended December 31, 2010 of -0.39% and -0.32% for Class A and Class I, respectively.

 Nuveen Short Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (7/01/2010 to
	Value (7/01/2010)	Value 12/31/2010	12/31/2010)

Class A Actual[6]	$1,000.00	$1,004.20	$3.79

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class I Actual[6]	$1,000.00	$1,005.00	$3.03

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended December 31, 2010 of 0.42% and 0.50% for Class A and Class I, respectively.

Nuveen Investments   31

Expense Examples

 Nuveen Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$989.20	$3.56

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

Class C1 Actual[2]	$1,000.00	$986.10	$6.56

Class C1 Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

Class I Actual[2]	$1,000.00	$989.40	$3.31

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.71%, 1.31%, and 0.66% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of -1.08%, -1.39%, and -1.06% for Class A, Class C, and Class I, respectively.

32   Nuveen Investments

Shareholder Meeting Report

A special Meeting of the funds’ shareholders was held on December 17, 2010; at this meeting the shareholders were asked to vote on the election of ten directors to the Board of Directors and the approval of the New Advisory Agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

				Nuveen
			Nuveen	Minnesota	Nuveen		Nuveen		Nuveen Oregon
	Nuveen	Nuveen	Intermediate	Intermediate	Minnesota	Nuveen	Nebraska		Intermediate
	California Tax	Colorado	Tax Free	Municipal	Municipal	Missouri Tax	Municipal	Nuveen Ohio	Municipal Bond	Nuveen Short	Nuveen
	Free Fund	Tax Free Fund	Fund	Bond Fund	Bond Fund	Free Fund	Bond Fund	Tax Free Fund	Fund	Tax Free Fund	Tax Free Fund
	Common	Common	Common	Common	Common	Common	Common	Common	Common	Common	Common
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:

John P. Amboian
For	9,584,863	6,022,737	72,815,675	22,954,140	14,653,464	13,985,592	4,045,243	6,231,991	15,936,945	31,575,522	47,680,116
Withhold	21,138	—	23,782	64,251	552,773	40,770	14,472	10,298	36,884	—	116,950

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Robert P. Bremner
For	9,584,863	6,022,737	72,812,619	22,920,630	14,653,464	13,981,128	4,045,243	6,231,991	15,936,945	31,575,522	47,680,035
Withhold	21,138	—	26,838	97,761	552,773	45,234	14,472	10,298	36,884	—	117,031

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Jack B. Evans
For	9,584,863	6,022,737	72,809,678	22,959,263	14,653,464	13,981,996	4,045,243	6,231,991	15,936,945	31,575,522	47,687,836
Withhold	21,138	—	29,779	59,128	552,773	44,366	14,472	10,298	36,884	—	109,230

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

William C. Hunter
For	9,584,863	6,022,737	72,809,678	22,959,263	14,653,464	13,981,996	4,045,243	6,231,991	15,936,945	31,575,522	47,680,035
Withhold	21,138	—	29,779	59,128	552,773	44,366	14,472	10,298	36,884	—	117,031

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

David J. Kundert
For	9,584,863	6,022,737	72,812,619	22,920,630	14,653,464	13,981,128	4,045,243	6,231,991	15,936,945	31,575,522	47,680,035
Withhold	21,138	—	26,838	97,761	552,773	45,234	14,472	10,298	36,884	—	117,031

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

William J. Schneider
For	9,584,863	6,022,737	72,812,619	22,920,630	14,653,464	13,981,996	4,045,243	6,231,991	15,936,945	31,575,522	47,678,611
Withhold	21,138	—	26,838	97,761	552,773	44,366	14,472	10,298	36,884	—	118,455

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Judith M. Stockdale
For	9,584,863	6,022,737	72,812,099	22,954,140	14,653,464	13,981,996	4,045,243	6,231,991	15,946,994	31,575,522	47,680,035
Withhold	21,138	—	27,358	64,251	552,773	44,366	14,472	10,298	26,835	—	117,031

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Carole E. Stone
For	9,584,863	6,022,737	72,812,099	22,959,263	14,653,464	13,981,996	4,045,243	6,231,991	15,946,994	31,575,522	47,680,035
Withhold	21,138	—	27,358	59,128	552,773	44,366	14,472	10,298	26,835	—	117,031

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Virginia L. Stringer
For	9,584,863	6,022,737	72,809,042	22,915,507	14,653,464	13,981,128	4,045,243	6,231,991	15,946,994	31,575,522	47,685,775
Withhold	21,138	—	30,415	102,884	552,773	45,234	14,472	10,298	26,835	—	111,291

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Terence J. Toth
For	9,584,863	6,022,737	72,815,675	22,959,263	14,653,464	13,985,592	4,045,243	6,231,991	15,936,945	31,575,522	47,678,611
Withhold	21,138	—	23,782	59,128	552,773	40,770	14,472	10,298	36,884	—	118,455

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Approval of the investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

For	7,628,557	4,924,164	68,881,210	19,537,687	8,409,806	12,195,273	3,241,179	5,928,705	13,552,722	30,630,083	43,529,911
Against	21,138	32,152	90,068	41,211	177,157	142,212	4,581	1,971	10,580	1,258	56,995
Abstain	2,990	25,835	59,755	48,161	350,276	14,876	20,216	3,765	129,457	11,927	58,675
Non-Vote	1,953,316	1,040,586	3,808,424	3,391,332	6,268,998	1,674,001	793,739	307,848	2,281,070	932,254	4,151,485

Total	9,606,001	6,022,737	72,839,457	23,018,391	15,206,237	14,026,362	4,059,715	6,242,289	15,973,829	31,575,522	47,797,066

Nuveen Investments   33

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen California Tax Free Fund (“California Tax Free Fund”)
(formerly known as First American California Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.7%
Revenue Bonds – 63.4%
Continuing Care Retirement Communities – 0.9%
Association of Bay Area Governments Financial Authority, Lincoln Glen Manor Senior Citizens (CMI)
6.100%, 02/15/2025	$250	$250
Illinois Finance Authority, Franciscan Communities
Series A
5.500%, 05/15/2027	300	251
La Verne, Brethren Hillcrest Homes
Series B (ACA)
5.600%, 02/15/2033	500	404

		905

Education – 11.7%
California Educational Facilities Authority, Claremont Graduate University
Series A
4.750%, 03/01/2020	655	668
5.000%, 03/01/2020	240	248
5.000%, 03/01/2023	865	868
5.125%, 03/01/2028	500	472
California Educational Facilities Authority, Fresno Pacific University
Series A
6.750%, 03/01/2019	380	381
California Educational Facilities Authority, Golden Gate University
5.000%, 10/01/2020	430	409
California Educational Facilities Authority, Lutheran University
Series C
4.750%, 10/01/2015	675	701
California Educational Facilities Authority, Pitzer College
5.375%, 04/01/2034	1,000	955
California Educational Facilities Authority, University of Redlands
Series A
5.000%, 08/01/2028	1,000	929
California Educational Facilities Authority, University of the Pacific
5.000%, 11/01/2030	1,000	945
California Educational Facilities Authority, Woodbury University
4.400%, 01/01/2015	450	449
4.500%, 01/01/2016	470	465
California Municipal Finance Authority, American Heritage Education Foundation Project
Series A
5.250%, 06/01/2026	400	339
California Municipal Finance Authority, Biola University
5.000%, 10/01/2018	1,000	1,022
5.625%, 10/01/2023	500	496
California Municipal Finance Authority, Loma Linda University
4.250%, 04/01/2018	300	303
4.375%, 04/01/2019	300	300
California State University
Series C (NATL)
5.000%, 11/01/2025	1,000	1,011
California Statewide Communities Development Authority, Viewpoint School (ACA)
4.125%, 10/01/2014	405	412

		11,373

Healthcare – 18.6%
Association of Bay Area Governments Financial Authority, Children’s Hospital & Research
Series A
4.500%, 12/01/2019	425	425
4.750%, 12/01/2022	350	345
California Health Facilities Financing Authority, Adventist Health System West
Series C
5.250%, 03/01/2021	500	510
California Health Facilities Financing Authority, Casa Colina
5.500%, 04/01/2013	350	359
California Health Facilities Financing Authority, Catholic Healthcare West
Series G
5.500%, 07/01/2025	1,000	1,020
California Health Facilities Financing Authority, Marshall Medical Center
Series A (CMI)
4.750%, 11/01/2019	1,760	1,749
California Health Facilities Financing Authority, Scripps Health
Series A
5.000%, 10/01/2022	200	203
California Health Facilities Financing Authority, Stanford Hospital
Series A
5.000%, 11/15/2025	1,000	1,002
California Health Facilities Financing Authority, Sutter Health
Series A
5.000%, 08/15/2038	250	223
California Statewide Communities Development Authority, Adventist Health
Series A
5.000%, 03/01/2030	300	272
California Statewide Communities Development Authority, Catholic Healthcare West
Series C
5.625%, 07/01/2035	1,000	995
California Statewide Communities Development Authority, Daughters of Charity Health
Series A
5.250%, 07/01/2030	100	86
Series G
5.250%, 07/01/2013	400	415
California Statewide Communities Development Authority, Elder Care Alliance
Series A, Escrowed to Maturity
7.250%, 11/15/2011 §	140	147
California Statewide Communities Development Authority, Enloe Medical Center
Series A (CMI)
5.250%, 08/15/2019	125	128
5.500%, 08/15/2023	500	503
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital
Series A (CMI)
5.000%, 10/01/2020	500	505
5.000%, 10/01/2027	400	365
Series B (AMBAC) (CMI)
5.200%, 10/01/2037	500	426
California Statewide Communities Development Authority, Jewish Home (CMI)
4.500%, 11/15/2019	560	548
5.000%, 11/15/2037	500	422

34   Nuveen Investments

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

California Statewide Communities Development Authority, Redlands Community Hospital
Series A (RAAI)
5.000%, 04/01/2015	$500	$518
California Statewide Communities Development Authority, St. Joseph
Series B (FGIC)
5.500%, 07/01/2027	1,100	1,090
Series C (FGIC)
5.500%, 07/01/2027	500	495
Loma Linda University Medical Center
Series A
5.000%, 12/01/2015	1,000	1,038
8.250%, 12/01/2038	1,000	1,090
Northern Inyo County Hospital District
6.375%, 12/01/2025	500	486
Sierra View Health Care District
5.250%, 07/01/2024	1,000	959
5.300%, 07/01/2026	1,000	932
Turlock Health Facilities Revenue, Emanuel Medical Center
5.000%, 10/15/2024	1,000	889

		18,145

Housing – 1.2%
California Statewide Communities Development Authority, UCI East Campus
5.500%, 05/15/2026	410	392
Ventura County Area Housing Authority, Mira Vista Senior Apartments
Series A (AMBAC) (AMT)
5.150%, 12/01/2031	1,000	762

		1,154

Lease Revenue – 12.2%
Apple Valley Public Financing Authority, Town Hall Annex Project
Series A (AMBAC)
4.500%, 09/01/2017	485	524
5.000%, 09/01/2027	500	494
California Public Works Board, California Community Colleges
Series A
4.875%, 12/01/2018	200	201
Series B
5.500%, 06/01/2019	1,035	1,074
California Public Works Board, California State University
Series B-1
5.400%, 03/01/2026	500	484
Series J
5.500%, 11/01/2026	695	680
California Public Works Board, Department of Corrections & Rehabilitation
Series F (FGIC) (NATL)
5.000%, 11/01/2016	1,500	1,599
California Public Works Board, Department of Mental Health Coalinga
Series A
5.500%, 06/01/2016	540	569
California Public Works Board, Regents University of California
Series E
5.000%, 04/01/2034	1,250	1,176
California Public Works Board, Various Capital Projects
Series G-1
5.750%, 10/01/2030	1,500	1,452
Golden State Tobacco Securitization Corporation, California Tobacco Settlement
Series A (AGM)
4.550%, 06/01/2022	1,650	1,552
Los Angeles Community Redevelopment Agency, Manchester Social Services Project (AMBAC)
5.000%, 09/01/2016	1,200	1,271
Lynwood Public Financing Authority, Lease Revenue, Civic Center Improvement Project
Series A
5.375%, 09/01/2030	500	455
5.500%, 09/01/2040	150	135
Yuba Levee Financing Authority Project
Series A (AGC)
5.000%, 09/01/2038	250	228

		11,894

Miscellaneous – 2.8%
Golden West Schools Financing Authority
Series A (NATL)
5.700%, 02/01/2013	670	727
5.750%, 02/01/2014	770	857
5.800%, 08/01/2022	320	360
5.800%, 08/01/2023	345	387
Series A, Zero Coupon Bond (NATL)
2.391%, 02/01/2012 ¤	440	429

		2,760

Recreational Facility Authority – 0.1%
California Infrastructure & Economic Development, Performing Arts Center
4.000%, 12/01/2015	100	105

Tax Revenue – 8.5%
Antioch Area Public Facilities Financing Agency, Special Tax, Community Facilities District #1989-1 (AMBAC)
4.000%, 08/01/2018	1,000	988
Los Angeles County Community Facilities District #3, Special Tax, Improvement Area B
Series A (AMBAC)
5.250%, 09/01/2018	715	716
Murrieta Community Facilities, Special Tax, District #2, The Oaks Improvement Area
Series A
5.750%, 09/01/2020	350	345
Norco, Special Tax, Community Facilities District #97-1 (AGC)
4.875%, 10/01/2030	300	263
Palm Desert Financing Authority, Tax Allocation, Project Area #4
Series A (NATL)
5.000%, 10/01/2029	1,000	874
Poway Unified School District, Special Tax, Community Facilities District #6 4S Ranch
5.000%, 09/01/2023	650	602
Puerto Rico Sales Tax Financing Corporation
Series C
5.250%, 08/01/2041	1,000	941
Rancho Cucamonga Redevelopment Agency, Tax Allocation
Series A (NATL)
4.125%, 09/01/2018	310	308
5.000%, 09/01/2034	500	432
San Bernardino Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project
Series A (RAAI)
5.000%, 09/01/2016	850	872

Nuveen Investments   35

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

San Francisco City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment Project
Series B (RAAI)
4.100%, 08/01/2014	$325	$332
4.250%, 08/01/2016	250	251
4.375%, 08/01/2018	380	370
Sand City Redevelopment Agency, Tax Allocation
Series A (AGC)
4.000%, 11/01/2019	315	291
Soledad Redevelopment Agency, Tax Allocation
Series A (SGI)
4.500%, 12/01/2016	205	212
South Tahoe Redevelopment Agency, Special Tax, Community Facilities District #2001-1
4.400%, 10/01/2015	120	121
4.500%, 10/01/2016	125	125
4.600%, 10/01/2018	280	269

		8,312

Transportation – 1.0%
Alameda Corridor Transportation Authority Zero Coupon Bond (AMBAC)
4.640%, 10/01/2014 ¤	1,000	842
Puerto Rico Commonwealth, Highway & Transportation Authority
Series X (IBC) (NATL)
5.500%, 07/01/2015	100	107

		949

Utilities – 6.4%
Banning Utility Authority, Water Enterprise, Refunding and Improvement Projects (FGIC) (NATL)
5.000%, 11/01/2020	1,025	1,061
5.000%, 11/01/2023	1,040	1,052
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project
Series A-2 (AMT) (GTY)
5.400%, 04/01/2025	500	500
Series B (AMT) (GTY)
5.000%, 07/01/2027	500	475
Compton Sewer (IBC) (NATL)
5.375%, 09/01/2023	1,150	1,150
Imperial, Wastewater Treatment Facility (FGIC) (NATL)
5.000%, 10/15/2020	1,000	1,004
Norco, Financing Authority, Enterprise Revenue (AGM)
5.625%, 10/01/2034	1,000	1,008

		6,250

Total Revenue Bonds		61,847

General Obligations – 28.9%
Acalanes Unified High School District, Election 2008
Series A, Zero Coupon Bond
6.060%, 08/01/2026 ¤	1,000	394
Baldwin Park Unified School District, Election of 2002 Zero Coupon Bond (AMBAC)
5.752%, 08/01/2020 ¤	1,000	581
California
5.625%, 04/01/2026	600	613
5.500%, 11/01/2039	1,000	968
Central Unified School District, Election of 2008
Series A (AGC)
5.625%, 08/01/2033	500	523
College of the Sequoias, Visalia Area Improvement District #2, Election of 2008
Series A (AGC)
5.250%, 08/01/2029	1,000	1,010
Corona-Norco Unified School District, Election of 2006 Convertible CABs
0.000% through 08/01/2017, thereafter 6.800%, 08/01/2039 ◗	500	329
Series B (AGC)
5.375%, 02/01/2034	500	502
Cupertino Unified School District, Election of 2001
Series D, Zero Coupon Bond
6.700%, 08/01/2030 ¤	1,705	469
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	350	369
Grossmont Union High School District, Election of 2008
Series A
5.500%, 08/01/2031	950	971
Hemet Unified School District, Election of 2006
Series B (AGC)
5.000%, 08/01/2030	600	585
Jefferson Union High School District, San Mateo County
Series A (NATL)
6.250%, 02/01/2014	300	331
6.250%, 08/01/2020	460	521
Long Beach Unified School District, Election of 2008
Series A
5.500%, 08/01/2029	500	513
Los Angeles Community College District, Election of 2008
Series C
5.250%, 08/01/2039	3,000	2,991
Los Angeles Unified School District
Series D
5.000%, 01/01/2034	100	96
Los Angeles Unified School District, Election of 2002
Series B (AMBAC)
4.500%, 07/01/2025	240	228
Lucia Mar Unified School District (FGIC) (NATL)
5.250%, 08/01/2022	100	106
Oakland
Series A (NATL)
5.000%, 01/15/2026	435	436
Pittsburg Unified School District, Election of 2006
Series B (AGM)
5.500%, 08/01/2034	1,155	1,184
Pomona Unified School District
Series A (NATL)
5.950%, 02/01/2017	855	969
Poway Unified School District, Election of 2008, District 2007-1-A Zero Coupon Bond
6.730%, 08/01/2029 ¤	5,000	1,461
Puerto Rico Commonwealth
Series B (AGM)
6.500%, 07/01/2015	1,000	1,140
Puerto Rico Commonwealth, Government Development
Series B
5.000%, 12/01/2014	50	53
San Bernardino Community College District, Election of 2002
Series A
6.500%, 08/01/2027	1,265	1,410

36   Nuveen Investments

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

San Diego Unified School District, Election of 2008
Series A, Convertible CABs
0.000% through 07/01/2019, thereafter 6.000%, 07/01/2033 ◗	$2,000	$1,106
Santa Ana Union School District, Election of 2008
Series A
5.250%, 08/01/2028	1,000	994
Santa Barbara Community College District, Election of 2008
Series A
5.250%, 08/01/2027	1,000	1,030
Tulare Local Health Care District, Election 2005
Series B
6.375%, 08/01/2025	500	541
6.500%, 08/01/2026	1,005	1,084
Victor Valley Community College District, Election of 2008
Series A (AGC)
5.000%, 08/01/2031	1,530	1,442
Victor Valley Joint Union High School District, Election of 2008
Series A, Convertible CABs (AGC)
0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	2,000	1,071
West Contra Costa Unified School District, Election of 2005
Series B
6.000%, 08/01/2024	1,100	1,168
West Covina Unified School District
Series A (NATL)
5.350%, 02/01/2020	770	823
Whittier Unified High School District Zero Coupon Bond
6.990%, 08/01/2034 ¤	1,000	198

Total General Obligations		$28,210

Certificates of Participation – 5.4%
Eden Township Healthcare District
6.000%, 06/01/2030	1,000	943
Escondido
Series A (FGIC) (NATL)
5.625%, 09/01/2020	140	142
Los Angeles, Sonnenblick del Rio, West Los Angeles (AMBAC)
6.000%, 11/01/2019	330	334
Oakdale Irrigation District, Water Facilities Project
5.500%, 08/01/2034	805	807
Pasadena
Series C
4.500%, 02/01/2026	50	47
Poway (AMBAC)
4.500%, 08/01/2016	585	625
Ramona Unified School District Convertible CABs (FGIC) (NATL)
0.000% through 05/01/2012, thereafter 5.000%, 05/01/2032 ◗	500	394
Rowland Water District, Recycled Water Project
5.750%, 12/01/2024	565	604
5.750%, 12/01/2025	480	508
6.250%, 12/01/2039	500	523
Travis Unified School District (FGIC) (NATL)
4.500%, 09/01/2016	300	301
Total Certificates of Participation		5,228

Total Municipal Bonds
(Cost $96,673)		95,285

Short-Term Investments – 1.3%
Money Market Fund – 1.3%
First American Tax Free Obligations Fund Class Z, 0.086% Å Ω
(Cost $1,249)	1,249,428	1,249

Total Investments – 99.0%
(Cost $97,922)		96,534

Other Assets and Liabilities, Net – 1.0%		989

Total Net Assets – 100.0%		$97,523

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

GTY –	Guaranty Agreement

IBC –	Insured Bond Certificate

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

See accompanying notes to financial statements.

Nuveen Investments   37

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Colorado Tax Free Fund (“Colorado Tax Free Fund”)
(formerly known as First American Colorado Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.6%
Revenue Bonds – 73.4%
Continuing Care Retirement Communities – 2.7%
Colorado Health Facilities Authority, Christian Living Communities Project Series A
5.250%, 01/01/2014	$250	$253
5.750%, 01/01/2026	100	92
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	509
5.250%, 12/01/2025	200	181
Series B
6.125%, 12/01/2033	350	327
Illinois Finance Authority, Franciscan Communities Series A
5.500%, 05/15/2037	225	174
Illinois Finance Authority, Three Crowns Park Plaza Series A
5.875%, 02/15/2026	100	94

		1,630

Education – 22.2%
Adams State College Auxiliary Facilities Improvement Series A (STAID)
5.500%, 05/15/2034	1,340	1,369
5.500%, 05/15/2039	1,000	1,018
Colorado Educational & Cultural Facilities Authority, Ave Maria School Project (RAAI)
4.750%, 12/01/2014	220	225
4.750%, 12/01/2015	230	234
4.850%, 12/01/2025	250	210
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project
Series A, Escrowed to Maturity
6.250%, 09/15/2011 §	65	67
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	1,000	929
Colorado Educational & Cultural Facilities Authority, Charter School, James Irwin Foundation (CIFG) (STAID)
5.000%, 08/01/2027	250	238
Colorado Educational & Cultural Facilities Authority, Charter School, Parker Core (SMO)
5.000%, 11/01/2037	500	408
Colorado Educational & Cultural Facilities Authority, Charter School, Pinnacle High School
5.000%, 12/01/2029	1,000	918
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School
Series A (SMO)
5.000%, 06/15/2018	240	247
5.000%, 06/15/2019	255	259
5.000%, 06/15/2020	265	265
5.250%, 06/15/2029	500	454
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Escrowed to Maturity
6.375%, 12/01/2011 §	230	240
Colorado Educational & Cultural Facilities Authority, Front Range Christian School Project (LOC: Evangelical Christian, Wescorp Credit Union)
4.500%, 04/01/2018	225	210
4.500%, 04/01/2019	240	221
5.000%, 04/01/2037	750	623
Colorado Educational & Cultural Facilities Authority, Kent Denver School Project
5.125%, 10/01/2039	500	489
Colorado Educational & Cultural Facilities Authority, Northwest Nazarene
4.500%, 11/01/2015	690	692
Colorado Educational & Cultural Facilities Authority, Vail Mountain School Project
6.125%, 05/01/2040	1,000	933
Colorado School Mines Enterprise
Series A (STAID)
5.000%, 12/01/2029	475	477
Iowa Higher Education Authority, Private College Facilities, Upper Iowa University Project
5.750%, 09/01/2030	1,000	957
University of Colorado Enterprise System
Series A
5.750%, 06/01/2028	335	362
5.375%, 06/01/2032	500	513
Western State College (STAID)
5.000%, 05/15/2034	1,000	968

		13,526

Healthcare – 20.9%
Colorado Health Facilities Authority
Series B (AGM)
5.250%, 03/01/2036	500	485
Colorado Health Facilities Authority, Catholic Health Initiatives Series A
5.000%, 07/01/2039	500	459
Series D
5.125%, 10/01/2017	500	557
6.250%, 10/01/2033	500	532
Colorado Health Facilities Authority, Evangelical Lutheran
5.000%, 06/01/2016	350	370
6.900%, 12/01/2025	195	199
Series A
5.250%, 06/01/2034	230	212
Colorado Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America Series A
5.000%, 07/01/2015	500	483
Colorado Health Facilities Authority, Longmont United Hospital Series B (RAAI)
5.250%, 12/01/2013	710	735
4.625%, 12/01/2024	325	274
Colorado Health Facilities Authority, National Jewish Medical & Research Center
5.375%, 01/01/2016	1,000	1,000
Colorado Health Facilities Authority, Parkview Medical Center Project Series B
5.000%, 09/01/2018	500	518
Colorado Health Facilities Authority, Portercare Adventist Health Pre-refunded 11/15/2011 @ 101
6.500%, 11/15/2023 ◊	600	637
Colorado Health Facilities Authority, Poudre Valley Health Care Series F
5.000%, 03/01/2025	150	142
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Series B
5.250%, 01/01/2025	1,000	1,018

38   Nuveen Investments

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Colorado Health Facilities Authority, Valley View Hospital Association Project
5.500%, 05/15/2028	$400	$373
Series A (RAAI)
5.000%, 05/15/2013	500	514
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	410	427
Colorado Health Facilities, NCMC Income Project
Series A (AGM)
5.250%, 05/15/2026	1,000	1,007
Colorado Health Facilities, Total Longterm Care National Series A
6.250%, 11/15/2040	780	748
Colorado Springs Hospital
6.250%, 12/15/2033	750	774
Delta County Memorial Hospital District Enterprise
5.350%, 09/01/2017	500	504
5.500%, 09/01/2025	515	500
Denver Health & Hospital Authority, Healthcare
Series A
4.750%, 12/01/2027	250	216

		12,684

Housing – 5.6%
Colorado Educational & Cultural Facilities Authority, Student Housing, Campus Village Apartment
5.000%, 06/01/2022	810	824
5.500%, 06/01/2038	50	47
Colorado Housing & Finance Authority
Series E-2 (AMT)
7.000%, 02/01/2030	25	26
Colorado Housing & Finance Authority, Multifamily Project Series B-4, Class I
5.900%, 04/01/2031	95	95
Colorado Housing & Finance Authority, Single Family Program Series B-2 (AMT)
7.100%, 04/01/2017	10	10
Denver City & County Housing Authority, Capital Funding Program, Three Towers Rehabilitation Project (AGM) (AMT)
4.000%, 05/01/2012	270	280
4.000%, 11/01/2012	120	126
4.550%, 11/01/2017	1,500	1,552
5.200%, 11/01/2027	500	473

		3,433

Lease Revenue – 0.9%
Puerto Rico Public Buildings Authority, Government Facilities Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	500	531

Miscellaneous – 1.2%
High Plains Metropolitan District
Series B (LOC: Compass Bank)
4.375%, 12/01/2015	720	712

Tax Revenue – 2.1%
Lone Tree Sales & Use Tax, Recreational Projects Series A
5.000%, 12/01/2020	340	372
Park Meadows Business Improvement District, Shared Sales Tax
5.000%, 12/01/2017	225	221
5.300%, 12/01/2027	475	395
Superior Open Space Sales & Use Tax
5.000%, 06/01/2026	330	302

		1,290

Transportation – 6.8%
Denver City & County Airport Revenue Series A
5.000%, 11/15/2031	1,000	962
E-470 Public Highway Authority
Series B, Zero Coupon Bond (NATL)
5.447%, 09/01/2017 ¤	1,575	1,101
6.004%, 09/01/2019 ¤	960	575
6.557%, 09/01/2022 ¤	1,000	471
Series C, Convertible CABs (NATL)
0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 ◗	500	528
Series D1 (NATL)
5.500%, 09/01/2024	300	297
Eagle County Air Terminal, Airport Terminal Improvement Project Series B (AMT)
5.250%, 05/01/2020	205	189

		4,123

Utilities – 11.0%
Arkansas River Power Authority
6.000%, 10/01/2040	225	215
Arkansas River Power Authority, Colorado
6.125%, 10/01/2040	1,255	1,239
Broomfield Water Activity Enterprise (NATL)
5.500%, 12/01/2017	500	507
5.500%, 12/01/2019	400	405
Colorado Housing & Finance Authority, Waste Disposal, Management Income Project (AMT)
5.700%, 07/01/2018	250	255
Colorado Springs Utilities Series C
5.500%, 11/15/2048	1,200	1,226
Denver City & County Wastewater (FGIC) (NATL)
5.250%, 11/01/2017	1,010	1,078
Eagle River Water & Sanitation Revenue (AGTY)
5.000%, 12/01/2034	800	807
Public Authority for Colorado Energy Natural Gas
6.250%, 11/15/2028	425	451
Puerto Rico Electric Power Authority Series WW
5.250%, 07/01/2025	500	500

		6,683

Total Revenue Bonds		44,612

General Obligations – 15.6%
Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	300	341
5.500%, 12/01/2025	165	180
Boulder, Larimer & Weld Counties, St. Vrain Valley School District #RE1J (STAID)
5.000%, 12/15/2033	2,000	2,016
Denver City & County School District #1
Series A (STAID)
5.000%, 12/01/2028	1,000	1,035
Gunnison Watershed School District, #RE1J
Series 2009 (STAID)
5.250%, 12/01/2026	1,000	1,047
5.250%, 12/01/2033	1,800	1,822
North Range Metropolitan District #1 (ACA)
4.250%, 12/15/2018	295	250
Puerto Rico Commonwealth Series A
5.500%, 07/01/2018	500	522

Nuveen Investments   39

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Series C-7 (NATL)
6.000%, 07/01/2027	$250	$257
Puerto Rico Commonwealth, Public Improvement Series A
5.250%, 07/01/2026	375	364
Rio Blanco County School District, #RE1, Meeker (STAID)
5.250%, 12/01/2022	500	541
5.250%, 12/01/2024	150	160
Sand Creek Metropolitan District, Limited Tax
Series B
5.000%, 12/01/2040	1,000	911

Total General Obligations		9,446

Certificates of Participation – 7.6%
Colorado Higher Education Capital Construction Lease
5.500%, 11/01/2019	425	472
5.500%, 11/01/2027	1,255	1,292
Pre-refunded 11/01/2018 @ 100
5.500%, 11/01/2027 ◊	465	552
Colorado Springs, Public Facilities Authority, Old City Hall Project (AGM)
5.500%, 12/01/2020	200	201
Eagle River Fire District
6.125%, 12/01/2019	225	227
6.625%, 12/01/2024	220	219
6.785%, 12/01/2030	400	384
Garfield County Public Library, Regional Lease Financing Program
5.375%, 12/01/2027	835	860
Pueblo County, Capital Construction
4.400%, 12/01/2016	210	220
5.000%, 12/01/2024	200	199

Total Certificates of Participation		4,626

Total Municipal Bonds
(Cost $58,815)		58,684

Short-Term Investments – 2.6%
First American Tax Free Obligations Fund, Class Z, 0.086% Å Ω
(Cost $1,599)	1,598,895	1,599

Total Investments – 99.2%
(Cost $60,414)		60,283

Other Assets and Liabilities, Net – 0.8%		503

Total Net Assets – 100.0%		$60,786

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Å	Investment in affiliated security.

Ω	The rate quoted is the annualized seven-day effective yield as of December 31, 2010.
Colorado Tax Free Fund (concluded)

ACA –	ACA Financial Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

CIFG –	CDC IXIS Financial Guaranty

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

LOC –	Letter of Credit

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

See accompanying notes to financial statements.

40   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free Fund”)
(formerly known as First American Intermediate Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.8%
Alabama – 1.4%
Revenue Bonds – 1.1%
Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project Escrowed to Maturity
8.000%, 07/01/2011 §	$325	$336
Health Care Authority for Baptist Health
Series D
5.000%, 11/15/2015	755	788
Huntsville Electric System (AGM)
4.000%, 12/01/2018	1,130	1,200
University of Alabama at Birmingham Hospital
Series A
5.000%, 09/01/2018	1,500	1,595
5.750%, 09/01/2022	4,000	4,277

		8,196

General Obligation – 0.3%
Mobile Series B
5.000%, 02/15/2020	2,000	2,139

		10,335

Alaska – 0.0%
Revenue Bond – 0.0%
Aleutians East Borough Project, Aleutian Pribilof Islands (ACA)
4.375%, 06/01/2015	400	364

Arizona – 4.9%
Revenue Bonds – 3.3%
Arizona Game & Fish Department, Administration Building Project
4.500%, 07/01/2015	150	160
Arizona Health Facilities Authority, The Terraces Project
Series A, Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,150	3,636
Gilbert Public Facilities Municipal Property Corporation
5.500%, 07/01/2027	6,000	6,231
Glendale Industrial Development Authority, Midwestern University
5.000%, 05/15/2021	1,355	1,395
5.000%, 05/15/2026	2,000	1,958
Phoenix Civic Improvement, Airport
Series A
5.000%, 07/01/2022	2,000	2,069
Phoenix Street & Highway User Escrowed to Maturity
6.250%, 07/01/2011 §	900	914
Pima County Sewer Revenue (AGM)
5.000%, 07/01/2024	2,670	2,723
Scottsdale Industrial Development Authority, Scottsdale Healthcare Series A
5.000%, 09/01/2020	1,000	1,037
Tempe Industrial Development Authority, Friendship Village Project
Series A
5.375%, 12/01/2013	1,022	975
Tucson Airport Authority (AGM)
5.000%, 06/01/2013	3,760	4,095

		25,193

General Obligations – 1.0%
Coconino & Yavapai Counties Joint Unified School District #9, Sedona School Improvement Project of 2007
Series B
5.375%, 07/01/2028	1,350	1,387
Gila County United School District #10, Payson School Improvement Project of 2006
Series A (AMBAC)
5.000%, 07/01/2016	1,000	1,107
5.000%, 07/01/2017	1,050	1,160
Maricopa County School District #48, Scottsdale
Series B (AGM)
4.750%, 07/01/2018	565	615
Series B, Pre-refunded 07/01/2016 @ 100 (AGM)
4.750%, 07/01/2018 ◊	290	335
4.750%, 07/01/2018 ◊	295	342
Maricopa County School District #69, Paradise Valley (NATL)
5.300%, 07/01/2011	1,000	1,024
Pima County Unified School District #1, Tucson Project of 2004
Series C (FGIC) (NATL)
4.375%, 07/01/2018	1,000	1,069
4.500%, 07/01/2019	1,000	1,058

		8,097

Certificate of Participation – 0.6%
Arizona Board of Regents
Series B (AMBAC)
4.500%, 06/01/2018	4,120	4,325

		37,615

Arkansas – 0.7%
Revenue Bonds – 0.7%
Beaver Water District, Benton & Washington Counties Water
4.000%, 11/15/2021	1,980	2,000
North Little Rock Health Facilities Board, Baptist Health Series B
5.750%, 12/01/2021	1,000	1,063
University of Arkansas, Fayetteville
Series B (FGIC) (NATL)
4.500%, 11/01/2016	1,000	1,095
Washington County Hospital, Regional Medical Center Series B
5.000%, 02/01/2016	1,145	1,214

		5,372

California – 10.1%
Revenue Bonds – 5.8%
Alameda Corridor Transportation Authority Zero Coupon Bond (AMBAC)
4.640%, 10/01/2014 ¤	2,000	1,684
Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC)
4.500%, 06/01/2018	920	935
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Children’s Hospital Series A
4.500%, 12/01/2018	1,525	1,555
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI)
4.500%, 08/15/2012	335	345
5.000%, 08/15/2017	1,215	1,237

Nuveen Investments   41

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

California Department of Water Resources and Power Supply Series H (AGM)
5.000%, 05/01/2022	$1,000	$1,064
California Educational Facilities Authority, Lutheran University Series C
5.000%, 10/01/2024	1,000	926
California Health Facilities Financing Authority, Adventist Health Systems West
Series C
5.125%, 03/01/2020	500	511
California Health Facilities Financing Authority, Children’s Hospital of Orange County
Series A
5.750%, 11/01/2018	3,000	3,219
California Public Works Board, California State University Projects Series B-1
5.375%, 03/01/2025	1,400	1,361
California Public Works Board, Trustees of the California State University Series D
6.000%, 04/01/2025	2,245	2,321
California Public Works Board, Various Capital Projects Series G-1
5.250%, 10/01/2024	5,000	4,865
California Statewide Communities Development Authority, Elder Care Alliance
Series A, Escrowed to Maturity
7.250%, 11/15/2011 §	275	288
California Statewide Communities Development Authority, Health Facilities, Adventist Health
Series A
5.000%, 03/01/2030	700	636
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital Series B (AMBAC) (CMI)
5.200%, 10/01/2037	1,000	853
California Statewide Communities Development Authority, Kaiser Permanente Series C, Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	1,055	1,096
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	1,210	1,264
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company Series C, Mandatory Put 11/01/2016 @ 100 (FGIC)
4.250%, 11/01/2033	500	536
Golden State Tobacco Securitization
Series A (AGM)
4.550%, 06/01/2022	2,100	1,975
Northern Inyo County Hospital District
6.000%, 12/01/2021	1,000	994
Port Oakland
Series B (NATL)
5.000%, 11/01/2018	1,470	1,573
San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project Series A (RAAI)
5.000%, 09/01/2016	575	590
Santa Paula Utility Authority, Water Revenue
5.000%, 02/01/2028	2,510	2,451
5.000%, 02/01/2029	2,630	2,560
5.000%, 02/01/2030	2,765	2,659
South Bayside Waste Management, Shoreway Environmental Series A
5.250%, 09/01/2024	2,500	2,507
6.250%, 09/01/2029	1,200	1,239
Upland Community Redevelopment Agency Tax Allocation, Merged Project (AMBAC)
4.250%, 09/01/2026	1,100	919
Whittier Public Finance Authority, Redevelopment Agency, Tax Allocation
Series A (AMBAC)
5.000%, 11/01/2021	995	993
Woodland Financial Authority (SGI)
4.700%, 03/01/2019	815	845

		44,001

General Obligations – 4.3%
ABC Unified School District
Series A (NATL)
4.900%, 02/01/2020	1,565	1,621
California
5.000%, 02/01/2016	1,000	1,078
5.000%, 02/01/2017	2,000	2,147
4.000%, 08/01/2017	2,000	2,049
5.000%, 11/01/2018	245	252
5.000%, 08/01/2019	500	522
5.000%, 02/01/2021	1,500	1,518
5.000%, 12/01/2023	1,000	1,001
5.125%, 04/01/2024	500	501
Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2018 ◊	15	16
California Economic Recovery Series A
5.000%, 07/01/2020	2,000	2,135
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	500	527
5.000%, 08/01/2024	2,000	2,055
Grant Joint Union High School District, Election of 2006 Zero Coupon Bond (AGM)
6.620%, 08/01/2026 ¤	1,300	471
Las Virgenes Unified School District, Election of 2006 Series B, Zero Coupon Bond
6.440%, 08/01/2027 ¤	2,015	704
Roseville Joint Union High School District
Series E
5.100%, 08/01/2019	390	397
San Bernardino Community College District, Election of 2002 Series A
6.500%, 08/01/2027	1,000	1,114
San Mateo Unified High School District
Series B, Zero Coupon Bond (FGIC) (NATL)
3.394%, 09/01/2017 ¤	1,000	799
Santa Ana Union School District, Election of 2008 Series A
5.250%, 08/01/2028	1,000	994
Santa Monica Community College District, 2002 Election
Series C, Zero Coupon Bond (NATL)
3.601%, 08/01/2016 ¤	2,000	1,626
Tulare Local Health Care District, Election 2005
Series B
6.000%, 08/01/2022	1,180	1,287
6.125%, 08/01/2023	1,410	1,537
6.250%, 08/01/2024	1,585	1,718
6.375%, 08/01/2025	1,265	1,369
6.500%, 08/01/2026	500	539
Victor Elementary School District
Series A, Zero Coupon Bond (FGIC) (NATL)
6.195%, 08/01/2023 ¤	2,030	942

42   Nuveen Investments

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Victor Valley Joint Union High School District, Election of 2008
Series A, Convertible CABs (AGC)
0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	$3,000	$1,607
West Contra Costa Unified School District, Election of 2005 Series B
6.000%, 08/01/2025	2,500	2,632

		33,158

		77,159

Colorado – 8.4%
Revenue Bonds – 6.1%
Adams County Pollution Control, Public Service Company Colorado Project
Series A (NATL)
4.375%, 09/01/2017	5,000	5,012
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project
Series A, Pre-refunded 09/15/2011 @ 100
6.750%, 09/15/2015 ◊	1,200	1,253
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School
Series A (SMO)
4.750%, 06/15/2022	175	167
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Escrowed to Maturity
6.375%, 12/01/2011 §	140	146
Pre-refunded 12/01/2011 @ 100
6.750%, 12/01/2016 ◊	1,500	1,587
7.250%, 12/01/2021 ◊	1,500	1,594
Colorado Educational & Cultural Facilities Authority, Pinnacle Charter School Project Escrowed to Maturity
5.250%, 12/01/2011 §	225	234
Colorado Health Facilities Authority, Catholic Health Series C-7 (AGM)
4.350%, 09/01/2020	725	742
Colorado Health Facilities Authority, Catholic Health Initiatives Series D
5.125%, 10/01/2017	1,500	1,670
Colorado Health Facilities Authority, Christian Living Communities Project Series A
5.250%, 01/01/2014	600	608
5.250%, 01/01/2015	620	625
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	509
Colorado Health Facilities Authority, Longmont United Hospital Series B (RAAI)
4.250%, 12/01/2015	1,250	1,236
Colorado Health Facilities Authority, NCMC Income Project Series B (AGM)
6.000%, 05/15/2026	1,000	1,072
Colorado Health Facilities Authority, Parkview Medical Center
5.000%, 09/01/2016	640	658
Colorado Health Facilities Authority, Retirement Facilities, Liberty Series B, Escrowed to Maturity, Zero Coupon Bond
3.825%, 07/15/2020 § ¤	10,000	6,967
Colorado Health Facilities Authority, Total Longterm Care National Series A
5.250%, 11/15/2020	1,400	1,336
Colorado Health Facilities Authority, Valley View Hospital Association Project
Series A (RAAI)
5.000%, 05/15/2012	500	512
5.000%, 05/15/2013	405	417
Colorado Springs Hospital
Series B (AMBAC)
3.990%, 12/15/2024 Y	4,550	4,550
Delta County Memorial Hospital District Enterprise
5.500%, 09/01/2025	1,500	1,456
E-470 Public Highway Authority
Series C, Convertible CABs (NATL)
0.000% through 09/01/2011, thereafter 5.000% , 09/01/2017 ◗	1,500	1,585
High Plains Metropolitan District
Series B (LOC: Compass Bank)
4.375%, 12/01/2015	300	296
Mesa County Escrowed to Maturity, Zero Coupon Bond
0.620%, 12/01/2011 § ¤	5,500	5,469
Montrose Memorial Hospital
5.700%, 12/01/2017	2,170	2,215
Northwest Parkway Public Highway Authority Convertible CABs, Escrowed to Maturity (AMBAC)
0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 § ◗	2,250	2,481
Platte River Power Authority
Series GG (AGM)
4.500%, 06/01/2017	725	815
Walker Field Public Airport Authority
5.000%, 12/01/2022	1,000	968

		46,180

General Obligations – 1.7%
Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	1,125	1,278
El Paso County School District #20 (STAID)
5.000%, 12/15/2020	1,500	1,699
5.000%, 12/15/2021	2,175	2,447
5.000%, 12/15/2022	1,530	1,697
North Range Metropolitan District #1 (ACA)
4.300%, 12/15/2019	1,000	821
Pueblo County School District #60 (STAID)
5.000%, 12/15/2022	1,000	1,117
Sand Creek Metropolitan District, Limited Tax Series A
4.250%, 12/01/2023	2,190	2,063
4.000%, 12/01/2024	2,030	1,842

		12,964

Certificates of Participation – 0.6%
Colorado Zero Coupon Bond
1.592%, 03/01/2014 ¤	150	143
Colorado Higher Education, Capital Construction Lease Program
5.250%, 11/01/2023	1,500	1,567
Colorado Penitentiary II
4.000%, 03/01/2015	1,390	1,489
Rangeview Library District Projects (AGC)
4.500%, 12/15/2020	1,325	1,397

		4,596

		63,740

Nuveen Investments   43

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Connecticut – 0.1%
Revenue Bond – 0.1%
Connecticut Health & Educational Facilities Authority, Griffin Hospital
Series B (RAAI)
5.000%, 07/01/2014	$1,000	$1,042

District of Columbia – 0.5%
Revenue Bond – 0.5%
District of Columbia, The Catholic University of America
5.000%, 10/01/2023	3,480	3,519

Florida – 2.4%
Revenue Bonds – 2.1%
Halifax Hospital Medical Center Series A
5.250%, 06/01/2026	2,250	2,144
Highlands County Health Facilities Authority, Adventist Health/Sunbelt Series A, Mandatory Put 11/17/2015 @ 100
6.500%, 11/15/2038	2,000	2,374
Miami-Dade County Educational Facilities Authority, University of Miami
Series A
5.150%, 04/01/2023	2,520	2,578
Miami-Dade County Water & Sewer (AGM)
5.000%, 10/01/2029	5,000	4,988
North Brevard County Hospital, Parrish Medical Center Project
5.500%, 10/01/2028	2,100	2,044
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
5.250%, 10/01/2013	1,400	1,453
Vero Beach Electric
Series A (AGM)
4.000%, 12/01/2019	350	359

		15,940

Certificate of Participation – 0.3%
Clay County School Board
Series B (NATL)
5.000%, 07/01/2018	2,205	2,311

		18,251

Georgia – 1.3%
Revenue Bonds – 1.2%
Atlanta Tax Allocation, Atlantic Station Project (AGC)
4.375%, 12/01/2018	2,000	2,005
DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
6.000%, 09/01/2030	1,000	987
Fulton County Residential Care Facilities, Canterbury Court Project Series A
5.800%, 02/15/2018	4,500	4,303
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health Series A
5.250%, 08/01/2023	2,000	2,017

		9,312

General Obligations – 0.1%
Fayette County School District (AGM)
4.125%, 03/01/2014	500	541
4.250%, 03/01/2015	265	291

		832

		10,144

Hawaii – 1.4%
Revenue Bonds – 1.4%
Hawaii Department of Budget & Finance, Special Purpose Series C1
7.500%, 11/15/2015	5,000	5,069
Hawaii Pacific Health, Special Purpose
Series A
5.250%, 07/01/2030	5,000	4,643
Series B
5.625%, 07/01/2030	1,025	996

		10,708

Idaho – 0.6%
Revenue Bonds – 0.5%
Idaho Health Facilities Authority, Trinity Health Group Series B
6.000%, 12/01/2023	3,000	3,263
University of Idaho Series B, Mandatory Put 04/01/2018 @ 100 (AGM)
4.500%, 04/01/2041	1,000	1,045

		4,308

Certificate of Participation – 0.1%
Madison County Hospital
5.000%, 09/01/2012	500	511

		4,819

Illinois – 13.2%
Revenue Bonds – 5.5%
Chicago, Midway Airport Project
Series C (NATL)
5.500%, 01/01/2014	1,300	1,427
Granite Single Family Mortgage
Series A, Escrowed to Maturity
7.750%, 10/01/2011 §	240	251
Illinois Development Finance Authority, Elgin School District Zero Coupon Bond (AGM)
4.050%, 01/01/2018 ¤	2,750	2,077
Illinois Development Finance Authority, Elmhurst Community School District #205 Pre-refunded 01/01/2011 @ 100 (AGM)
6.375%, 01/01/2013 ◊	1,025	1,025
Illinois Development Finance Authority, Midwestern University
Series B, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2016 ◊	350	360
Illinois Educational Facilities Authority, Art Institute of Chicago Mandatory Put 03/01/2016 @ 100
4.125%, 03/01/2030	500	516
Mandatory Put 03/01/2017 @ 100
4.750%, 03/01/2030	1,000	1,051
Illinois Finance Authority, Clare at Water Tower
Series A-4
5.400%, 05/15/2017 ¥ ▲	700	483
Series A-5
5.500%, 05/15/2018 ¥ Δ	700	476
Series B, Zero Coupon Bond
11.940%, 05/15/2050 ¤ ¥ ▲ Δ	600	6
Illinois Finance Authority, Edward Hospital
Series A (AMBAC)
6.000%, 02/01/2025	1,200	1,251
6.000%, 02/01/2026	1,280	1,321
6.000%, 02/01/2028	500	513
Illinois Finance Authority, Franciscan Communities Series A
5.500%, 05/15/2027	1,000	835

44   Nuveen Investments

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Illinois Finance Authority, Friendship Village Schaumburg Series A
5.000%, 02/15/2015	$2,130	$1,992
Illinois Finance Authority, Illinois Institute of Technology
6.500%, 02/01/2023	1,000	1,039
Illinois Finance Authority, Landing at Plymouth Project Series A
5.250%, 05/15/2014	1,320	1,284
Illinois Finance Authority, OSF Healthcare Systems Series A
7.000%, 11/15/2029	4,000	4,217
Illinois Finance Authority, Peoples Gas, Light and Coke Co. Series A, Mandatory Put 06/01/2016 @ 100 (AMBAC)
4.300%, 06/01/2035	1,500	1,514
Illinois Finance Authority, Roosevelt University
5.250%, 04/01/2022	500	468
5.750%, 04/01/2024	4,000	3,908
5.400%, 04/01/2027	1,750	1,603
Illinois Finance Authority, Rush University Medical Center
Series A
6.750%, 11/01/2024	2,000	2,199
Series C
6.375%, 11/01/2029	1,500	1,561
Illinois Finance Authority, Three Crowns Park Plaza Series A
5.500%, 02/15/2014	2,430	2,398
Illinois Health Facilities Authority, Evangelical Escrowed to Maturity
6.750%, 04/15/2012 §	585	610
Illinois Health Facilities Authority, Mercy Hospital & Medical Center Escrowed to Maturity
10.000%, 01/01/2015 §	460	542
Illinois Sports Facilities Authority (AMBAC)
4.750%, 06/15/2013	1,405	1,511
5.100%, 06/15/2016	1,620	1,796
Metropolitan Pier & Exposition Authority, State Sales Tax
Series B, Convertible CABs (NATL)
0.000% through 06/15/2012, thereafter 5.200%, 06/15/2017 ◗	1,000	1,001
Southwestern Illinois Development Authority, Anderson Hospital
5.125%, 08/15/2026	2,000	1,773
Southwestern Illinois Development Authority, Local Government Program, Triad School District #2 (NATL)
5.000%, 10/01/2018	1,000	1,061

		42,069

General Obligations – 7.7%
Bolingbrook Park District
Series A (CIFG)
4.500%, 01/01/2017	1,840	1,998
Chicago Series A, Convertible CABs (NATL)
0.000% through 01/01/2011, thereafter 5.300%, 01/01/2016 ◗	2,000	2,213
Chicago City Colleges Zero Coupon Bond (FGIC) (NATL)
3.420%, 01/01/2015 ¤	7,000	6,112
Chicago Park District, Limited Tax
Series A
4.500%, 01/01/2023	2,300	2,318
Series B (AMBAC)
5.000%, 01/01/2020	5,545	5,777
Chicago Project & Refunding
Series A (FGIC) (NATL)
5.250%, 01/01/2011	2,345	2,345
Cook County Series A (NATL)
6.250%, 11/15/2011	1,000	1,046
Cook County Community Unit School District #401, Elmwood Park Zero Coupon Bond (AGM)
1.163%, 12/01/2011 ¤	3,625	3,587
Cook County High School District #205, Thornton Township (AGC)
5.250%, 12/01/2021	3,465	3,748
Cook County High School District #209, Proviso Township (AGM)
5.000%, 12/01/2016	1,000	1,074
Cook County School District #088, Bellwood
Series B (AGM)
5.000%, 12/01/2017	1,175	1,302
Series B, Pre-refunded 12/01/2014 @ 100 (AGM)
5.000%, 12/01/2017 ◊	500	569
Cook County School District #102, La Grange Zero Coupon Bond (FGIC) (NATL)
2.110%, 12/01/2013 ¤	2,440	2,295
Cook County School District #123, Oak Lawn Zero Coupon Bond (NATL)
4.199%, 12/01/2015 ¤	2,250	1,834
Elk Grove Village (NATL)
4.125%, 01/01/2019	1,000	1,045
Grundy & Will Counties Community Unit School District #1
5.875%, 02/01/2019	1,550	1,784
5.875%, 02/01/2022	2,100	2,320
5.875%, 02/01/2024	2,545	2,758
Madison & Jersey Counties Unit School District #11, Alton Zero Coupon Bond (AGM)
4.984%, 12/01/2019 ¤	2,100	1,354
McCook
5.000%, 12/01/2026	500	502
5.100%, 12/01/2028	1,000	986
Rockford School District #205 (FGIC) (NATL)
5.000%, 02/01/2014	500	545
Southwestern Illinois Development Authority, Edwardsville Community (AGM)
5.000%, 12/01/2017	1,000	1,127
St Clair County, Alternative Revenue Source
4.500%, 10/01/2020	1,000	1,045
5.000%, 10/01/2022	1,100	1,163
Will & Grundy Counties Community College, District #525, Joliet Junior College
6.250%, 06/01/2024	535	600
5.750%, 06/01/2025	1,150	1,247
5.750%, 06/01/2026	310	333
Will County School District #86, Joliet Zero Coupon Bond (AGM)
3.759%, 11/01/2017 ¤	3,870	3,000
Winnebago County School District 122, Harlem-Loves Park Escrowed to Maturity, Zero Coupon Bond (AGM)
2.890%, 01/01/2017 § ¤	1,320	1,111
Zero Coupon Bond (AGM)
4.000%, 01/01/2017 ¤	1,680	1,325

		58,463

		100,532

Nuveen Investments   45

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Indiana – 1.2%
Revenue Bonds – 1.0%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2017	$710	$705
Avon Community School Building Corporation, First Mortgage (AMBAC) (STAID)
4.500%, 07/15/2020	1,000	1,027
Indiana Transportation Finance Authority
Series A (AMBAC)
5.750%, 06/01/2012	1,820	1,900
Series A, Escrowed to Maturity (AMBAC)
5.750%, 06/01/2012 §	180	184
Indiana University
Series K, Zero Coupon Bond (NATL)
1.029%, 08/01/2011 ¤	250	248
Portage Township Multi-School Building Corporation, First Mortgage (NATL) (STAID)
4.000%, 07/15/2018	1,250	1,330
St. Joseph County Economic Development, Holy Cross Village, Notre Dame Project
Series A
5.750%, 05/15/2016	450	442
5.550%, 05/15/2019	230	217
St. Joseph County Hospital Authority, Memorial Health System Series A (NATL)
4.750%, 08/15/2012	1,000	1,003
Zionsville Community Schools Building, First Mortgage Pre-refunded 01/15/2012 @ 100 (FGIC) (STAID)
5.750%, 07/15/2015 ◊	775	817

		7,873

General Obligation – 0.2%
Gary Sanitation District, Special Taxing District (RAAI)
3.750%, 02/01/2011	1,260	1,260

		9,133

Iowa – 1.4%
Revenue Bonds – 1.4%
Iowa Finance Authority Retirement Community, Friendship Haven Project Series A
5.750%, 11/15/2019	500	478
Iowa Higher Education Authority, Private College Facility, Central College Project (RAAI)
5.450%, 10/01/2026	1,000	949
Iowa Higher Education Authority, Private College Facility, Upper Iowa University Project
5.500%, 09/01/2025	1,250	1,204
Iowa Higher Education Authority, Wartburg College Project Pre-refunded 10/01/2012 @ 100 (ACA)
5.500%, 10/01/2028 ◊	2,000	2,163
Series A
4.700%, 10/01/2016	925	916
4.750%, 10/01/2017	1,100	1,081
4.800%, 10/01/2018	1,155	1,122
Iowa State Special Obligation Prison Infrastructure Fund
4.500%, 06/15/2022	2,000	2,083
Muscatine Electric Escrowed to Maturity
9.700%, 01/01/2013 §	890	997

		10,993

Kansas – 2.8%
Revenue Bonds – 2.4%
Johnson County Residual Escrowed to Maturity, Zero Coupon Bond
1.027%, 05/01/2012 § ¤	7,500	7,398
Kansas Development Finance Authority, Adventist Health
5.500%, 11/15/2023	2,200	2,405
Kansas Development Finance Authority, Adventist/Sunbelt Series D
5.000%, 11/15/2024	1,400	1,454
Kansas Development Finance Authority, Health Facilities, Hays Medical Center Series L
4.500%, 11/15/2017	1,405	1,450
Kansas Development Finance Authority, Kansas State Projects Series K (NATL)
4.500%, 11/01/2019	1,850	1,983
Olathe Health Facilities, Olathe Medical Center
5.125%, 09/01/2021	1,000	1,032
Olathe Senior Living Facility, Catholic Care Campus Series A
5.750%, 11/15/2013	700	700
5.750%, 11/15/2014	765	764
5.750%, 11/15/2015	820	819
Sedgwick & Shawnee Counties, Single Family Mortgages Series A-2 (GNMA)
6.700%, 06/01/2029	165	168

		18,173

General Obligations – 0.4%
Johnson County Unified School District #512, Shawnee Mission
4.875%, 10/01/2019	2,000	2,232
Sedgwick County School District #267 (AMBAC)
5.250%, 11/01/2012	1,045	1,116

		3,348

		21,521

Kentucky – 0.5%
Revenue Bonds – 0.5%
Kentucky Economic Development Finance Authority, Louisville Arena Project
Series A-1 (AGC)
5.750%, 12/01/2028	2,000	2,073
Kentucky Turnpike Authority Escrowed to Maturity
6.000%, 07/01/2011 §	235	241
Louisville/Jefferson County Metropolitan Government College, Bellarmine University
Series A
6.000%, 05/01/2028	1,135	1,142

		3,456

Louisiana – 0.3%
Revenue Bond – 0.0%
Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
6.650%, 01/01/2025	435	413

General Obligations – 0.3%
Calcasieu Parish School District #23, Public School Improvement
4.600%, 02/15/2020	500	506

46   Nuveen Investments

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Louisiana Series B (CIFG)
5.000%, 07/15/2015	$1,300	$1,478

		1,984

		2,397

Maine – 0.1%
Revenue Bond – 0.1%
Maine Health & Higher Educational Facilities Authority Series B (FGIC) (NATL)
4.125%, 07/01/2018	740	779

Maryland – 0.1%
Revenue Bonds – 0.1%
Westminster Educational Facilities, McDaniel College
5.000%, 11/01/2013	350	375
4.000%, 11/01/2015	700	729

		1,104

Massachusetts – 3.1%
Revenue Bonds – 2.9%
Massachusetts Bay Transportation Authority
Series A (COMGTY)
6.250%, 03/01/2012	1,875	1,998
Massachusetts Development Finance Agency, Health Care Facilities, AdventCare Project
Series A
6.650%, 10/15/2028	2,500	2,265
Massachusetts Development Finance Agency, Suffolk University
4.500%, 07/01/2021	900	846
4.500%, 07/01/2022	1,765	1,646
4.625%, 07/01/2023	1,705	1,582
Massachusetts Educational Finance Authority, Issue I Series B (AMT)
4.800%, 01/01/2017	1,550	1,578
Massachusetts Health & Educational Facilities Authority, Berkshire Health System
Series F (AGC)
5.000%, 10/01/2015	2,000	2,173
Massachusetts Health & Educational Facilities Authority, Springfield College
5.125%, 10/15/2022	500	518
5.500%, 10/15/2026	2,595	2,668
Massachusetts Health & Educational Facilities Authority, Suffolk University Series A
6.000%, 07/01/2024	3,000	3,123
Massachusetts Port Authority Escrowed to Maturity
13.000%, 07/01/2013 §	1,975	2,321
Massachusetts, Special Obligation
Series A
5.500%, 06/01/2013	1,000	1,105

		21,823

General Obligation – 0.2%
Springfield, State Qualified Municipal Purpose Loan (AGM) (STAID)
4.500%, 08/01/2020	1,400	1,464

		23,287

Michigan – 2.0%
Revenue Bonds – 1.8%
Detroit Water Supply System Escrowed to Maturity (FGIC)
6.250%, 07/01/2012 §	105	110
Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital Series A (AGM)
5.000%, 05/15/2020	2,675	2,773
Michigan Hospital Finance Authority, Ascension Health Services Group Series B
5.000%, 11/15/2023	3,540	3,632
Michigan Hospital Finance Authority, Henry Ford Health Systems Series A, Pre-refunded 03/01/2013 @ 100
5.500%, 03/01/2015 ◊	3,150	3,452
Michigan Municipal Board Authority, Local Government Loan Program, Group A
Series B (AMBAC)
5.000%, 12/01/2018	600	589
Romulus Economic Development Corporation, Partnership Project Escrowed to Maturity
7.000%, 11/01/2015 §	1,300	1,600
Western Michigan University (AGM)
5.000%, 11/15/2023	1,300	1,336

		13,492

General Obligations – 0.2%
Algonac Community Schools, School Building & Site Series I (AGM) (MQSBLF)
4.000%, 05/01/2019	790	813
Constantine Public Schools (MQSBLF)
5.000%, 05/01/2016	1,075	1,143

		1,956

		15,448

Minnesota – 2.5%
Revenue Bonds – 2.5%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.375%, 02/01/2017	1,590	1,571
Minneapolis & St. Paul Metropolitan Airports Commission Series A (NATL)
5.000%, 01/01/2019	1,165	1,190
Minneapolis Health Care System, Fairview Health Services Series A
6.375%, 11/15/2023	2,000	2,204
Minneapolis Hospital, St. Marys Hospital & Rehabilitation Center Escrowed to Maturity
10.000%, 06/01/2013 §	430	482
Minneapolis National Marrow Donor Program
5.000%, 08/01/2018	2,650	2,757
4.250%, 08/01/2020	3,500	3,279
Minnesota Agricultural & Economic Development Board, Health Care System
Series A
5.875%, 11/15/2011	2,135	2,163
Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
5.500%, 05/01/2020	1,255	1,272
5.500%, 05/01/2021	815	824
Minnesota Higher Education Facilities Authority, College of Art & Design Series 6-K
5.000%, 05/01/2012	295	307
Monticello-Big Lake Community Hospital District, Health Care Facilities
Series C
5.250%, 12/01/2011	515	515
St. Paul Housing & Redevelopment Authority, Allina Health System Series A (NATL)
5.000%, 11/15/2019	1,235	1,287
Series A-1
5.000%, 11/15/2024	1,000	995

		18,846

Nuveen Investments   47

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Mississippi – 0.2%
Revenue Bond – 0.2%
Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems
Series A
5.000%, 08/15/2016	$1,440	$1,536

Missouri – 2.0%
Revenue Bonds – 1.9%
Grundy County Industrial Development Authority, Health Facilities, Wright Memorial Hospital
5.600%, 09/01/2021	1,000	976
Hannibal Industrial Development Authority, Health Facilities, Hannibal Regional Hospital
4.350%, 03/01/2014	1,405	1,434
Kansas City Special Obligation, East Village Project Series B (AGC)
5.000%, 04/15/2022	505	539
Missouri Development Finance Board Infrastructure Facilities, Independence Electric System Project Series D
5.625%, 06/01/2029	1,250	1,256
Missouri Development Finance Board Infrastructure Facilities, Independence-Crackerneck Creek Series B
5.125%, 03/01/2022	2,000	2,043
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2016	1,130	1,197
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran
Series B
4.350%, 02/01/2015	850	875
4.375%, 02/01/2016	930	945
Missouri Joint Municipal Electric Utilities, Commission Power Project
Series A (AMBAC)
5.000%, 01/01/2018	2,000	2,136
Missouri Joint Municipal Electric Utilities, Commission Power Project, Plum Point Project (NATL)
4.200%, 01/01/2018	1,000	1,008
Osage Beach Tax Increment, Prewitts Point Project
4.800%, 05/01/2016	1,650	1,563

		13,972

Certificate of Participation – 0.1%
Missouri Development Finance Board Infrastructure Facilities, Independence-Centerpoint Series F
5.375%, 04/01/2024	1,000	1,007

		14,979

Montana – 0.8%
Revenue Bonds – 0.8%
Montana Facility Finance Authority, Senior Living, St. Johns Lutheran Ministries Project
Series A
5.750%, 05/15/2016	1,800	1,697
6.000%, 05/15/2025	1,675	1,440
Montana Facility Finance Authority, Sisters of Charity of Leavenworth Series B
5.000%, 01/01/2024	2,500	2,613

		5,750

Nebraska – 1.3%
Revenue Bonds – 1.3%
Douglas County Hospital Authority #2, Immanuel Obligated Group
5.125%, 01/01/2023	1,130	1,125
Douglas County Hospital Authority #2, Nebraska Medical Center, Clarkson Regional Health Guaranty
5.000%, 11/15/2011	2,860	2,942
Douglas County Hospital Authority #3, Methodist Health
5.750%, 11/01/2028	600	597
Lancaster County Hospital Authority #1, BryanLG Medical Center Project
4.000%, 06/01/2018	2,000	1,941
Lancaster County Hospital Authority #1, Immanuel Obligated Group
4.750%, 01/01/2019	735	741
5.125%, 01/01/2023	1,000	996
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
4.700%, 11/15/2011	500	514
4.800%, 11/15/2012	500	520
4.900%, 11/15/2013	600	620

		9,996

Nevada – 0.3%
Revenue Bonds – 0.3%
Carson City Hospital, Carson-Tahoe Hospital
5.750%, 09/01/2011	550	561
5.750%, 09/01/2012	580	607
Escrowed to Maturity
5.750%, 09/01/2011 §	450	465
5.750%, 09/01/2012 §	475	512

		2,145

New Hampshire – 0.5%
Revenue Bonds – 0.5%
New Hampshire Health & Education Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,256
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.500%, 07/01/2025	1,000	920
New Hampshire Municipal Bond Bank
Series A (NATL)
4.500%, 02/15/2020	1,300	1,400

		3,576

New Jersey – 0.3%
Revenue Bond – 0.3%
New Jersey Economic Development Authority, Cigarette Tax
5.500%, 06/15/2016	2,000	2,076

New York – 1.6%
Revenue Bonds – 0.9%
Long Island Power Authority
Series B
5.250%, 12/01/2013	4,000	4,394
Troy Capital Resource Revenue, Rensselaer Polytechnic Institute Project Series B
5.000%, 09/01/2019	1,200	1,292
5.000%, 09/01/2021	1,000	1,051

		6,737

48   Nuveen Investments

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

General Obligations – 0.7%
New York
Series A
5.750%, 08/01/2015	$3,220	$3,436
Series D
5.500%, 06/01/2012	1,340	1,429
Series D, Escrowed to Maturity
5.500%, 06/01/2012 §	660	705

		5,570

		12,307

North Carolina – 2.4%
Revenue Bonds – 2.4%
North Carolina Capital Facilities Finance Agency Education Facilities, Meredith College
5.250%, 06/01/2020	900	914
North Carolina Eastern Power Agency
Series A (AGC)
5.250%, 01/01/2022	1,700	1,804
Series D
5.375%, 01/01/2013	2,955	3,178
North Carolina Medical Care Commission Health Care Facilities, First Mortgage Presbyterian
Series B
4.875%, 10/01/2013	2,035	2,019
5.000%, 10/01/2014	2,120	2,102
North Carolina Municipal Power Agency #1, Catawba Electric
Series A
5.000%, 01/01/2026	5,940	5,963
Series A (AGM)
5.250%, 01/01/2016	2,000	2,138

		18,118

North Dakota – 0.2%
Revenue Bond – 0.2%
Ward County Health Care Facility, Trinity Obligated Group
5.000%, 07/01/2014	1,180	1,243

Ohio – 1.2%
Revenue Bonds – 0.7%
Lake County Hospital Facilities, Lake Hospital System Series C
5.500%, 08/15/2024	1,230	1,245
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2016	750	801
Ohio Higher Education Facilities, John Carroll University Project
4.000%, 04/01/2014	1,135	1,186
4.500%, 04/01/2015	1,000	1,065
Ohio Higher Education Facilities, Xavier University
4.000%, 05/01/2018	980	1,016

		5,313

General Obligations – 0.4%
Barberton City School District (OSDCEP)
4.750%, 12/01/2021	1,260	1,339
Mason City School District (AGM)
4.375%, 12/01/2019	1,095	1,171
Richland County, Limited Tax, Correctional Facilities Improvement (AGC)
5.875%, 12/01/2024	500	541

		3,051

Certificate of Participation – 0.1%
Akron (AGC)
5.000%, 12/01/2015	1,000	1,120

		9,484

Oklahoma – 0.7%
Revenue Bonds – 0.7%
Cherokee County Economic Development Authority
Series A, Escrowed to Maturity, Zero Coupon Bond (AMBAC)
0.594%, 11/01/2011 § ¤	3,340	3,323
McClain County Economic Development Authority, Educational Facilities Lease, Newcastle Public Schools Project
5.000%, 09/01/2011	345	352
5.000%, 09/01/2012	355	372
4.125%, 09/01/2013	250	260
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
5.750%, 01/01/2023	1,430	1,261

		5,568

Pennsylvania – 2.1%
Revenue Bonds – 1.9%
Allegheny County Hospital, University of Pittsburgh Medical Center
Series B
5.000%, 06/15/2018	3,000	3,273
Delaware County College Authority, Neumann University
5.250%, 10/01/2020	535	534
5.000%, 10/01/2021	1,000	983
5.375%, 10/01/2021	565	561
5.000%, 10/01/2025	1,050	978
Delaware County Hospital Authority, Crozer-Chester Medical Center (RAAI)
5.000%, 12/15/2015	1,275	1,289
5.000%, 12/15/2017	1,405	1,369
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.125%, 02/01/2028	1,000	875
Philadelphia Gas Works, Ninth Series
5.000%, 08/01/2030	3,000	2,775
Westmoreland County Industrial Development Authority, Retirement Community, Redstone
Series A
5.375%, 01/01/2014	1,100	1,088
5.500%, 01/01/2016	1,200	1,168

		14,893

General Obligation – 0.2%
Bethel Park School District (STAID)
4.125%, 08/01/2020	1,315	1,359

		16,252

Puerto Rico – 0.7%
Revenue Bond – 0.2%
Puerto Rico Public Buildings Authority, Government Facilities Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	1,063

General Obligation – 0.5%
Puerto Rico Commonwealth, Public Improvement Series A
5.000%, 07/01/2020	4,000	3,982

		5,045

Nuveen Investments   49

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

South Carolina – 1.1%
Revenue Bonds – 1.1%
Charleston Educational Excellence Financing Corporation, Charleston County School District Project
5.000%, 12/01/2013	$2,000	$2,210
Lexington County Health Services District Pre-refunded 11/01/2013 @ 100
5.500%, 11/01/2023 ◊	2,000	2,245
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
5.000%, 08/01/2018	1,000	1,036
Series A
6.000%, 08/01/2013	645	700
Series C
6.000%, 08/01/2013	2,000	2,142

		8,333

South Dakota – 1.2%
Revenue Bonds – 0.9%
South Dakota Health & Educational Facilities Authority, Sanford Health
5.000%, 11/01/2024	1,000	1,004
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
5.125%, 08/01/2028	1,500	1,523
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
4.750%, 09/01/2011	530	539
5.000%, 09/01/2012	1,000	1,042
5.000%, 09/01/2013	1,000	1,043
5.000%, 09/01/2025	1,770	1,676

		6,827

Certificate of Participation – 0.3%
Deadwood
Series 2005 (ACA)
5.000%, 11/01/2018	2,385	2,378

		9,205

Tennessee – 4.3%
Revenue Bonds – 4.0%
Chattanooga Health, Educational & Housing Facilities Board, Catholic Health Initiatives
Series D
6.125%, 10/01/2028	2,265	2,442
Claiborne County Industrial Development Board, Lincoln Memorial University Project
6.125%, 10/01/2029	3,460	3,368
Jackson Hospital, Jackson-Madison Project
5.250%, 04/01/2023	3,650	3,707
Memphis-Shelby County Sports Authority, Memphis Arena Project
Series A
5.125%, 11/01/2024	4,430	4,475
Series B
5.500%, 11/01/2020	1,000	1,088
5.250%, 11/01/2025	1,860	1,880
Series C (NATL)
5.000%, 11/01/2017	3,175	3,448
Metropolitan Government of Nashville & Davidson County, Water Sewer Escrowed to Maturity
6.400%, 04/01/2011 §	1,030	1,046
Shelby County Health, Educational & Housing Facility Board, Methodist Healthcare Pre-refunded 09/01/2012 @ 100
6.000%, 09/01/2016 ◊	935	1,016
6.000%, 09/01/2016 ◊	565	614
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI)
5.000%, 09/01/2016	2,000	2,029
Escrowed to Maturity
6.250%, 09/01/2011 §	1,465	1,521
6.250%, 09/01/2012 §	1,085	1,172
Pre-refunded 09/01/2012 @ 101
6.500%, 09/01/2013 ◊	2,215	2,422

		30,228

General Obligation – 0.3%
Memphis (NATL)
5.000%, 10/01/2016	2,000	2,303

		32,531

Texas – 10.3%
Revenue Bonds – 4.8%
Brazos River Harbor Navigation District, Brazoria County Environmental, Dow Chemical Company Project Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
5.700%, 05/15/2033	1,000	1,021
El Paso Water & Sewer
Series A (AGM)
4.000%, 03/01/2018	650	680
Grapevine Industrial Development Corporation, Air Cargo (AMT)
6.500%, 01/01/2024	475	449
Gregg County Health Facilities Development, Good Shepherd Medical Center Project
Series A
5.000%, 10/01/2013	1,230	1,276
Hale Center Educational Facilities, Wayland Baptist
4.000%, 03/01/2021	875	812
4.000%, 03/01/2022	500	458
4.000%, 03/01/2023	800	721
4.250%, 03/01/2025	440	395
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System Series B
7.125%, 12/01/2031	1,950	2,122
Harrison County Health Facilities Development Corporation, Good Shepherd Health System
5.000%, 07/01/2019	2,270	2,235
5.000%, 07/01/2020	2,380	2,308
Houston Health Facilities Development Corporation, Buckingham Senior Living Community Series A, Pre-refunded 02/15/2014 @ 101
7.000%, 02/15/2023 ◊	2,000	2,350
League City Waterworks & Sewer System (AGM)
4.000%, 02/15/2018	1,230	1,303
4.375%, 02/15/2023	1,315	1,322
Lubbock Educational Facilities Authority, Lubbock Christian University
5.000%, 11/01/2016	1,000	1,066
North Texas Tollway Authority, First Tier
Series A
6.000%, 01/01/2024	2,500	2,617

50   Nuveen Investments

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series E-3, Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	$3,000	$3,316
Odessa Housing Finance Corporation, Residual Values Escrowed to Maturity, Zero Coupon Bond (NATL)
1.033%, 06/01/2012 § ¤	1,465	1,444
San Leanna Educational Facilities Corporation Higher Education, Saint Edwards University Project
5.000%, 06/01/2019	575	587
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility, Northwest Senior Housing, Edgemere Project
Series A
5.750%, 11/15/2014	1,235	1,238
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way
Series C-2
6.500%, 11/15/2014	3,000	2,949
Texas Transportation Commission, First Tier
5.000%, 04/01/2017	2,000	2,316
Travis County Health Facilities, Development Corporation Retirement Facilities, Querencia Barton Creek Project
5.250%, 11/15/2017	1,000	928
5.500%, 11/15/2025	900	782
Tyler Health Facilities Development Corporation, Mother Frances Hospital
5.250%, 07/01/2012	1,000	1,029
Victoria Utilities Systems (AMBAC)
4.400%, 12/01/2019	1,000	1,047

		36,771

General Obligations – 5.5%
Alvin Independent School District, Schoolhouse (PSFG)
4.125%, 02/15/2019	1,110	1,168
Brownsville (NATL)
5.000%, 02/15/2017	2,125	2,309
Corinth (NATL)
4.500%, 02/15/2019	1,180	1,247
Dallas (NATL)
4.500%, 02/15/2027	5,000	4,938
Dallas County Utilities & Reclamation District
Series A (AMBAC)
5.150%, 02/15/2022	5,715	5,763
El Paso County (NATL)
5.000%, 02/15/2018	2,440	2,788
Elgin Independent School District, School Building (PSFG)
4.375%, 08/01/2019	1,120	1,205
Fort Bend Independent School District
4.550%, 02/15/2025	2,000	2,024
Frisco (AMBAC)
4.500%, 02/15/2016	2,045	2,281
Pre-refunded 02/15/2011 @ 100 (FGIC) (NATL)
5.000%, 02/15/2018 ◊	1,125	1,131
5.000%, 02/15/2019 ◊	1,675	1,685
Giddings Independent School District, School Building Series A (PSFG)
4.250%, 02/15/2019	875	935
Grand Prairie Independent School District, School Building Series A (PSFG)
4.500%, 02/15/2018	635	700
Howard County Junior College District (AMBAC)
4.250%, 02/15/2018	715	759
Kaufman County (AGM)
5.000%, 02/15/2017	1,000	1,041
Mansfield Independent School District, School Building (PSFG)
5.000%, 02/15/2022	770	819
Northwest Texas Independent School District (PSFG)
4.500%, 02/15/2026	1,000	1,009
Plano Independent School District, School Building Series A
5.000%, 02/15/2025	1,000	1,051
San Angelo
Series A (NATL)
4.400%, 02/15/2019	875	935
San Antonio
4.125%, 02/01/2019	1,000	1,056
4.250%, 02/01/2020	1,140	1,194
Sunnyvale School District, School Building (PSFG)
4.400%, 02/15/2020	870	923
Teague Independent School District, School Building (PSFG)
5.000%, 02/15/2019	2,210	2,495
Texas, Water Financial Assistance
Series A
5.000%, 08/01/2017	1,500	1,737
Victoria Independent School District, School Building (PSFG)
5.000%, 02/15/2018	500	568

		41,761

		78,532

Utah – 0.1%
Revenue Bond – 0.1%
South Jordan, Sales Tax Pre-refunded 08/15/2011 @ 100 (AMBAC)
5.500%, 08/15/2018 ◊	1,000	1,032

Washington – 4.1%
Revenue Bonds – 1.2%
Snohomish County Housing Authority
6.300%, 04/01/2016	700	705
Washington Health Care Facilities, Washington Health Services
6.250%, 07/01/2024	3,125	3,227
6.750%, 07/01/2029	2,000	2,081
Washington Higher Education Facilities Authority, Whitworth University Project
5.125%, 10/01/2024	3,250	3,151

		9,164

General Obligations – 2.9%
Clark County School District #37, Vancouver (AGM)
5.250%, 12/01/2014	1,515	1,720
King County School District #401, Highline Public Schools (AGM) (SBG)
5.250%, 12/01/2025	500	531
King County School District #412, Shoreline (SBG)
5.750%, 12/01/2021	265	302
Snohomish County, Limited Tax Pre-refunded 12/01/2011 @ 100 (NATL)
5.375%, 12/01/2019 ◊	4,440	4,642
5.375%, 12/01/2019 ◊	560	585
Spokane County School District #356, Central Valley Series B, Zero Coupon Bond (FGIC) (NATL)
2.154%, 12/01/2014 ¤	5,690	5,232

Nuveen Investments   51

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Spokane County School District #81, Spokane (NATL)
5.000%, 06/01/2016	$1,000	$1,126
Washington
Series C
5.500%, 07/01/2014	2,275	2,586
Series S-5, Zero Coupon Bond (FGIC) (NATL)
2.430%, 01/01/2016 ¤	3,000	2,658
Washington, Various Purpose
Series R-A (AMBAC)
5.000%, 01/01/2025	3,000	3,070

		22,452

		31,616

Wisconsin – 2.1%
Revenue Bonds – 1.9%
Franklin Solid Waste Disposal, Waste Management Wisconsin Incorporated
Series A, Mandatory Put 05/01/2016 @ 100 (AMT)
4.950%, 11/01/2016	2,000	2,035
Wisconsin Health & Educational Facilities Authority, Aurora Health Care Incorporated
Series A
5.500%, 02/15/2020	1,440	1,440
Wisconsin Health & Educational Facilities Authority, Beloit College Series A
6.000%, 06/01/2030	2,060	1,936
Wisconsin Health & Educational Facilities Authority, Childrens Hospital Series B
4.350%, 08/15/2019	1,350	1,393
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
5.750%, 12/01/2019	2,000	1,836
Wisconsin Health & Educational Facilities Authority, Fort Healthcare Incorporated Project
5.375%, 05/01/2018	1,250	1,261
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Series B
5.500%, 02/15/2013	850	873
Wisconsin Health & Educational Facilities Authority, Southwest Health Center
Series A
6.125%, 04/01/2024	1,500	1,456
Wisconsin Health & Educational Facilities Authority, Vernon Memorial Healthcare Incorporated Project
4.650%, 03/01/2015	780	794
Wisconsin Health & Educational Facilities Authority, Wisconsin Medical College
Series A (NATL)
5.000%, 12/01/2015	1,450	1,568

		14,592

General Obligation – 0.2%
Door County Series A, Crossover Refunded 09/01/2011 @ 100 (FGIC)
5.125%, 09/01/2016 z	1,720	$1,764

		16,356

Wyoming – 0.3%
Revenue Bond – 0.3%
Lincoln County, Pacificorp Project Mandatory Put 06/03/2013 @ 100 (AMT)
4.125%, 11/01/2025	2,250	2,310

Total Municipal Bonds
(Cost $719,806)		738,554

Short-Term Investments – 2.1%
Money Market Fund – 0.8%
First American Tax Free Obligations Fund, Class Z, 0.086% Å Ω	6,078,181	6,078

Variable Rate Demand Note ❖ – 1.3%
South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Charleston Southern University Project (LOC: Bank of America)
0.440%, 04/01/2028	$9,920	9,920

Total Short-Term Investments
(Cost $15,998)		15,998

Total Investments – 98.9%
(Cost $735,804)		754,552

Other Assets and Liabilities, Net – 1.1%		8,076

Total Net Assets – 100.0%		$762,628

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Y	Auction rate security. The coupon rate shown represents the rate as of December 31, 2010.

¥	Security considered illiquid. As of December 31, 2010, the fair value of the fund’s investments considered to be illiquid was $965 or 0.1% of total net assets.

z	Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security.

Ω	The rate quoted is the annualized seven-day effective yield as of December 31, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of December 31, 2010.

▲	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.4% coupon and May 15, 2017 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.0% coupon and May 15, 2052 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

Δ	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.5% coupon and May 15, 2018 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.0% coupon and May 15, 2052 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

52   Nuveen Investments

Intermediate Tax Free Fund (concluded)

AMT –	Alternative Minimum Tax

CIFG –	CDC IXIS Financial Guaranty

CMI –	California Mortgage Insurance Program

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MQSBLF –	Michigan Qualified School Board Loan Fund Program

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

PSFG –	Permanent School Fund Guaranty

RAAI –	Radian Asset Assurance Inc.

SBG –	School Board Guaranty

SGI –	Syncora Guarantee Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate Municipal Bond Fund”)
(formerly known as First American Minnesota Intermediate Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.8%
Revenue Bonds – 71.4%
Continuing Care Retirement Communities – 0.4%
Glencoe Health Care Facilities, Glencoe Regional Health Services Project Pre-refunded 04/01/2011 @ 101
7.400%, 04/01/2021 ◊	$1,000	$1,027

Economic Development – 2.1%
Minneapolis Community Development Agency
Series G-3, Pre-refunded 12/01/2011 @ 100
5.350%, 12/01/2021 ◊	975	1,019
Minneapolis Development, Common Bond
Series 1A (AMT)
4.550%, 12/01/2013	480	508
4.625%, 12/01/2014	505	536
Series 2A
4.625%, 12/01/2020	2,000	1,984
Minneapolis Supported Development, Common Bond Series 2A (AMT)
5.125%, 06/01/2022	1,000	974

		5,021

Education – 16.2%
Minneapolis, The Blake School Project
4.000%, 09/01/2019	550	572
4.000%, 09/01/2021	315	320
Pre-refunded 09/01/2011 @ 100
5.000%, 09/01/2012 ◊	445	459
Minnesota Colleges & Universities
Series A
4.000%, 10/01/2022	985	988
4.000%, 10/01/2023	1,755	1,722
Minnesota Higher Education Facilities Authority, Augsburg College
Series 6-C
4.750%, 05/01/2018	1,075	1,093
Series 6-J1
5.000%, 05/01/2013	320	340
5.000%, 05/01/2016	375	402
5.000%, 05/01/2020	1,295	1,324
Series 7-G
4.000%, 10/01/2021	815	756
Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
5.500%, 05/01/2018	1,125	1,155
5.500%, 05/01/2019	1,185	1,206
5.500%, 05/01/2024	1,050	1,047
Minnesota Higher Education Facilities Authority, College of Art & Design
Series 5-K
5.000%, 05/01/2011	90	91
Series 6-K
5.000%, 05/01/2013	310	328
5.000%, 05/01/2014	320	343
5.000%, 05/01/2015	340	366
5.000%, 05/01/2016	355	379
5.000%, 05/01/2017	370	388
Minnesota Higher Education Facilities Authority, Gustavus Adolfus College
Series 7-B
5.000%, 10/01/2018	1,500	1,651
5.000%, 10/01/2023	1,040	1,079
4.250%, 10/01/2024	150	143

See accompanying notes to financial statements.

Nuveen Investments   53

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Minnesota Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Minnesota Higher Education Facilities Authority, Hamline University
Series 7-E
4.125%, 10/01/2018	$1,000	$1,009
4.375%, 10/01/2020	1,370	1,349
4.500%, 10/01/2021	500	490
5.000%, 10/01/2029	250	237
Minnesota Higher Education Facilities Authority, St. Benedict College Series V
4.500%, 03/01/2017	1,585	1,649
Minnesota Higher Education Facilities Authority, St. Catherine College Series 5-N1
5.250%, 10/01/2022	500	502
Minnesota Higher Education Facilities Authority, St. John’s University Series 6-U
4.200%, 10/01/2019	290	301
4.300%, 10/01/2020	385	398
4.500%, 10/01/2022	145	148
Minnesota Higher Education Facilities Authority, St. Olaf College Series 6-O
5.000%, 10/01/2016	500	560
Minnesota Higher Education Facilities Authority, St. Scholastica College
Series 6-S
4.375%, 12/01/2016	360	374
4.500%, 12/01/2017	380	391
Series H
5.125%, 12/01/2030	750	715
Minnesota Higher Education Facilities Authority, University of St. Thomas
Series 6-I
4.000%, 04/01/2014	1,045	1,110
Series 6-X
4.500%, 04/01/2021	500	515
5.000%, 04/01/2024	1,250	1,289
Series 7-A
4.000%, 10/01/2017	1,000	1,057
4.500%, 10/01/2018	1,000	1,080
4.500%, 10/01/2019	1,845	1,968
Moorhead Educational Facilities, Concordia College Series A
4.100%, 12/15/2014	500	526
4.200%, 12/15/2015	880	929
4.300%, 12/15/2016	925	969
5.000%, 12/15/2018	1,005	1,053
5.000%, 12/15/2019	1,060	1,097
University of Minnesota
Series C
3.000%, 02/01/2013	250	261
4.000%, 02/01/2016	500	549
5.000%, 12/01/2019	1,000	1,138

		37,816

Healthcare – 29.0%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.250%, 02/01/2015	735	730
Bemidji Health Care Facilities, North County Health Services
4.125%, 09/01/2013	300	308
4.250%, 09/01/2015	500	515
5.000%, 09/01/2017	500	519
5.000%, 09/01/2018	1,050	1,080
5.000%, 09/01/2019	1,110	1,128
Cuyuna Range Hospital District
5.000%, 06/01/2016	425	419
5.000%, 06/01/2017	1,340	1,334
5.000%, 06/01/2019	1,320	1,286
Duluth Economic Development Authority, Benedictine Health System-St. Mary’s Pre-refunded 02/15/2014 @ 100
5.375%, 02/15/2022 ◊	2,045	2,304
Fergus Falls Health Care Facilities, Lake Region Health Care
4.750%, 08/01/2025	650	603
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2013	760	790
5.000%, 04/01/2014	800	833
5.000%, 04/01/2015	845	877
5.000%, 04/01/2017	1,815	1,853
Maple Grove Health Care Facilities, North Memorial Health Care
4.500%, 09/01/2017	1,730	1,773
Maple Grove Health Care System, Maple Grove Hospital
5.000%, 05/01/2017	1,000	1,061
Marshall Medical Center, Avera Marshall Regional Medical Center Project, Escrowed to Maturity
4.500%, 11/01/2013 §	345	373
Pre-refunded 11/01/2015 @ 100
4.750%, 11/01/2020 ◊	1,155	1,289
Meeker County Hospital Facilities, Memorial Hospital Project
5.625%, 11/01/2022	1,000	991
Minneapolis & St. Paul Housing & Redevelopment Authority, Minnesota Children’s Hospitals & Clinics Series A
5.250%, 08/15/2025	1,000	1,015
5.000%, 08/15/2030	500	476
Minneapolis Health Care System, Allina Health System Series A,
Pre-refunded 11/15/2012 @ 100
6.000%, 11/15/2023 ◊	2,500	2,745
5.750%, 11/15/2032 ◊	1,300	1,422
Minneapolis Health Care System, Fairview Health Services
Series A
6.375%, 11/15/2023	4,000	4,408
Series A, Escrowed to Maturity
5.000%, 05/15/2012 §	605	641
Minneapolis National Marrow Donor Program
4.250%, 08/01/2020	3,000	2,811
Minnesota Agricultural & Economic Development Board, Essentia Health Obligated Group
Series C-1 (AGC)
5.500%, 02/15/2025	1,000	1,053
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project
5.500%, 02/01/2011	280	281
5.500%, 02/01/2012	200	207
5.500%, 02/01/2015	730	753
Minnesota Agricultural & Economic Development Board, Health Care System Series A (NATL)
5.500%, 11/15/2017	305	306
5.750%, 11/15/2026	10	10
Monticello-Big Lake Community Hospital District, Health Care Facilities Series C
5.750%, 12/01/2015	2,320	2,335
Northfield Hospital
5.000%, 11/01/2013	715	744
5.000%, 11/01/2014	920	959
5.500%, 11/01/2017	1,080	1,135
Plymouth Health Facilities, Westhealth Project
Series A (AGM)
6.200%, 06/01/2011	485	487

54   Nuveen Investments

Minnesota Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.000%, 12/01/2021	$1,015	$992
Rochester Health Care Facilities, Olmsted Medical Center Project
5.125%, 07/01/2020	1,000	999
Shakopee Health Care Facilities, St. Francis Regional Medical Center
4.000%, 09/01/2012	305	312
5.000%, 09/01/2017	1,785	1,851
St. Cloud Health Care, CentraCare Health System Project (AGC)
5.375%, 05/01/2031	1,000	1,008
Series A
4.250%, 05/01/2021	1,000	979
St. Louis Park Health Care Facilities, Park Nicollet Health Services
5.500%, 07/01/2029	1,300	1,266
Series C
5.625%, 07/01/2026	2,500	2,508
St. Paul Housing & Redevelopment Authority, Allina Health System
Series A (NATL)
5.000%, 11/15/2015	500	544
5.000%, 11/15/2019	1,200	1,250
Series A-1
5.000%, 11/15/2024	3,000	2,985
St. Paul Housing & Redevelopment Authority, Gillette Children’s Specialty Healthcare
5.000%, 02/01/2019	1,560	1,590
5.000%, 02/01/2020	500	507
St. Paul Housing & Redevelopment Authority, HealthEast Project
5.150%, 11/15/2020	1,840	1,708
St. Paul Housing & Redevelopment Authority, HealthPartners Obligated Group Project
5.250%, 05/15/2019	1,350	1,368
St. Paul Port Authority, HealthEast Midway Campus Series A
5.250%, 05/01/2015	1,370	1,334
5.750%, 05/01/2025	2,000	1,869
Stillwater Health Care, Health Systems Obligated Group
4.250%, 06/01/2015	500	520
4.250%, 06/01/2016	260	266
Todd, Morrison, Cass & Wadena Counties, United Hospital District, Lakewood Health System
4.000%, 12/01/2013	400	427
Winona Health Care Facilities, Winona Health Obligated Group
5.000%, 07/01/2020	1,000	975
Series A
5.300%, 07/01/2017	525	540

		67,652

Housing – 1.2%
Moorhead Senior Housing, Sheyenne Crossing Project
5.600%, 04/01/2025	2,000	1,847
Worthington Housing Authority, Meadows Worthington Project Series A
5.000%, 11/01/2017	940	889

		2,736

Lease Revenue – 2.7%
Andover Economic Development Authority Public Facilities, Community Center Crossover refunded 02/01/2014 @ 100
5.000%, 02/01/2019 z	495	536
5.000%, 02/01/2019 z	730	791
Pine County Housing & Redevelopment Authority, Public Project Series A
4.500%, 02/01/2016	465	491
4.500%, 02/01/2017	385	399
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.500%, 12/01/2019	180	190
4.500%, 12/01/2020	290	303
St. Paul Port Authority, Office Building
5.000%, 12/01/2019	2,415	2,528
Stevens County Housing & Redevelopment Authority, Public Project Series A
4.000%, 02/01/2018	315	328
4.000%, 02/01/2019	325	330
4.100%, 02/01/2020	340	343

		6,239

Miscellaneous – 4.5%
Itasca County, Charles K. Blandin Foundation
4.000%, 05/01/2018	635	633
4.000%, 05/01/2019	255	249
Seaway Port Authority of Duluth, Cargill Incorporated Project
4.200%, 05/01/2013	2,000	2,055
St. Paul Housing & Redevelopment Authority, Minnesota Public Radio Project (APM)
5.000%, 12/01/2025	2,395	2,421
St. Paul Housing & Redevelopment Authority, Parking Facilities Project Series A
4.000%, 08/01/2021	805	786
4.125%, 08/01/2023	895	855
4.250%, 08/01/2024	935	893
4.250%, 08/01/2025	575	539
St. Paul Port Authority, Amherst H. Wilder Foundation Series 3
5.000%, 12/01/2024	2,000	2,011

		10,442

Tax Revenue – 1.7%
Hennepin County Sales Tax, Ballpark Project
Series B
4.375%, 12/15/2022	555	573
5.000%, 12/15/2029	1,000	1,025
Minneapolis St. Anthony Falls Project
5.000%, 02/01/2017	1,040	998
5.300%, 02/01/2021	570	512
Minneapolis Tax Increment, Grant Park Project
5.200%, 02/01/2022	1,000	885

		3,993

Transportation – 4.0%
Minneapolis & St. Paul Metropolitan Airports Commission
Series A
4.000%, 01/01/2019	1,000	1,036
5.000%, 01/01/2020	1,000	1,085
5.000%, 01/01/2021	500	533
Series A (NATL)
5.000%, 01/01/2019	1,000	1,021
5.000%, 01/01/2020	2,200	2,235
Series B (AMBAC) (AMT)
5.000%, 01/01/2020	2,125	2,147

Nuveen Investments   55

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Minnesota Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Puerto Rico Commonwealth, Highway & Transportation Authority
Series X (IBC) (NATL)
5.500%, 07/01/2013	$1,250	$1,313

		9,370

Utilities – 9.6%
Chaska Electric
Series A
4.200%, 10/01/2015	1,000	1,072
Cohasset Pollution Control, Allete Project (IBCC) (RAAI)
4.950%, 07/01/2022	2,230	2,201
Litchfield Electric Utilities
Series C (AGC)
5.000%, 02/01/2029	500	506
Marshall Public Utilities
Series A (AGC)
3.500%, 07/01/2016	315	328
3.500%, 07/01/2017	275	283
3.750%, 07/01/2018	340	349
Series B
3.500%, 07/01/2015	500	519
Minnesota State Municipal Power Agency
4.125%, 10/01/2017	420	432
5.250%, 10/01/2022	1,000	1,057
Northern Municipal Power Agency
Series A1
5.000%, 01/01/2020	1,655	1,774
Northern Municipal Power Agency, Minnesota Electric Systems
Series A (AGC)
5.000%, 01/01/2019	1,000	1,083
5.000%, 01/01/2021	2,000	2,095
Series A (AMBAC)
5.000%, 01/01/2013	380	404
5.000%, 01/01/2017	460	508
Puerto Rico Commonwealth, Aqueduct & Sewer Authority Series A (AGC)
5.000%, 07/01/2016	500	554
Shakopee Public Utilities
Series A (AGM)
4.250%, 02/01/2018	295	310
Southern Minnesota Municipal Power Agency
Series A (AMBAC)
5.250%, 01/01/2014	2,000	2,210
Series A, Zero Coupon Bond (NATL)
4.030%, 01/01/2020 ¤	3,500	2,444
4.210%, 01/01/2021 ¤	5,000	3,296
Western Minnesota Municipal Power Agency
Series A (AMBAC)
5.500%, 01/01/2011	1,000	1,000
		22,425

Total Revenue Bonds		166,721

General Obligations – 24.1%
Anoka County Capital Improvement
Series A
4.100%, 02/01/2018	610	645
5.000%, 02/01/2020	1,000	1,112
Series B
4.550%, 01/01/2011	680	680
Series C
4.100%, 02/01/2018	285	311
4.200%, 02/01/2019	595	641
Series D
5.000%, 02/01/2024	500	520
Burnsville Independent School District #191, Alternative Facilities
Series A (AGM) (MSDCEP)
4.200%, 02/01/2025	350	345
Series A (MSDCEP)
4.250%, 02/01/2020	1,200	1,272
Chaska Independent School District #112, School Building Series A (MSDCEP) (NATL)
4.250%, 02/01/2019	1,000	1,070
Chatfield Independent School District #227, School Building Series A (AGM) (MSDCEP)
4.000%, 02/01/2018	450	489
Dakota County Community Development Agency
Series B
4.000%, 01/01/2022	625	642
Dakota County Community Development Agency, Senior Housing Facilities Series A
4.375%, 01/01/2019	510	547
4.500%, 01/01/2020	215	227
Dassel Cokato Independent School District #466, School Building Series A (MSCDEP)
4.000%, 03/01/2014	300	323
Duluth DECC Improvement
Series A
4.500%, 02/01/2021	1,160	1,219
4.500%, 02/01/2022	465	482
4.625%, 02/01/2024	1,100	1,122
Duluth Independent School District #709
Series A (AGM) (MSDCEP)
4.250%, 02/01/2022	1,150	1,183
Lakeville Independent School District #194
Series A, Crossover refunded 02/01/2013 @ 100 (FGIC) (MSDCEP)
5.000%, 02/01/2022 z	1,260	1,347
Mankato
Series A
3.500%, 02/01/2018	765	806
3.500%, 02/01/2019	775	798
Minneapolis
3.375%, 12/01/2023	175	165
4.000%, 12/01/2026	500	481
Minneapolis Special School District #1 (MSDCEP)
4.000%, 02/01/2018	1,135	1,197
Minnesota
Series C
5.000%, 08/01/2019	500	581
Moorhead Independent School District #152, Crossover refunded 04/01/2012 @ 100 (FGIC) (MSDCEP)
5.000%, 04/01/2015 z	3,450	3,610
5.000%, 04/01/2016 z	2,510	2,627
Mounds View Independent School District #621, School Building
Series A (MSDCEP)
3.250%, 02/01/2017	625	656
4.000%, 02/01/2021	1,000	1,038
4.000%, 02/01/2022	750	771
Series A, Crossover refunded 02/01/2012 @ 100 (MSDCEP)
5.000%, 02/01/2019 z	2,565	2,686
Series A, Crossover refunded 02/01/2012 @ 100 (MSDCEP) (NATL)
5.000%, 02/01/2018 z	2,340	2,450
New Prague Independent School District #721, School Building Series A (MSDCEP) (SGI)
3.750%, 02/01/2020	525	533
3.875%, 02/01/2022	475	478

56   Nuveen Investments

Minnesota Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Osseo Independent School District #279
Series A (MSDCEP)
4.000%, 02/01/2021	$1,180	$1,217
Pequot Lakes Independent School District #186, Crossover refunded 02/01/2012 @ 100 (FGIC) (MSDCEP)
5.125%, 02/01/2018 z	500	521
Perham, Disposal System (AMT)
5.850%, 05/01/2015	1,205	1,214
Puerto Rico Commonwealth (NATL)
6.000%, 07/01/2014	1,605	1,754
Series A
5.500%, 07/01/2018	575	601
5.500%, 07/01/2018	1,000	1,044
Series A (SGI)
5.500%, 07/01/2017	1,000	1,057
Puerto Rico Commonwealth, Government Development Series B
5.000%, 12/01/2014	1,000	1,056
Ramsey County Capital Improvement
Series A
4.000%, 02/01/2018	520	572
Robbinsdale Independent School District #281, Alternative Facility Series B (MSDCEP)
4.500%, 02/01/2021	500	530
Rochester Wastewater
Series A
4.000%, 12/01/2018	1,140	1,234
Sauk Rapids Independent School District #47
Series B, Zero Coupon Bond, Crossover refunded 02/01/2011 @ 89.37 (AGM) (MSDCEP)
1.412%, 02/01/2013 z ¤	1,055	942
Series B, Zero Coupon Bond, Crossover refunded 02/01/2011 @ 94.63 (AGM) (MSDCEP)
1.409%, 02/01/2012 z ¤	1,790	1,692
South Washington County, Independent School District #833
Series A (MSDCEP)
4.000%, 02/01/2022	2,000	2,046
Series B, Crossover refunded 02/01/2012 @ 100 (AGM) (MSDCEP)
5.000%, 02/01/2015 z	1,030	1,079
St. Cloud Library Sales Tax
Series B (AGM)
4.000%, 02/01/2018	1,000	1,066
St. Michael Independent School District #885, Crossover refunded 02/01/2012 @ 100 (AGM) (MSDCEP)
5.000%, 02/01/2014 z	1,190	1,238
5.000%, 02/01/2017 z	1,000	1,041
St. Peter
Series A (AGM)
3.000%, 09/01/2018	550	557
3.150%, 09/01/2019	515	516
3.300%, 09/01/2020	585	584
Wadena Deer Creek Independent School District #2155 (MSDCEP)
4.000%, 02/01/2018	430	463
4.000%, 02/01/2019	410	433
Wright County Jail
Series A (MCCEP)
4.500%, 12/01/2020	640	689
Zumbrota-Mazeppa Independent School District #2805, Alternative Facilities
Series A (MSDCEP)
4.000%, 02/01/2019	200	213

Total General Obligations		56,413

Certificates of Participation – 2.3%
Chaska Independent School District #112
Series B
4.000%, 12/01/2015	545	584
4.000%, 12/01/2016	525	560
4.000%, 12/01/2017	590	623
4.000%, 12/01/2018	415	432
Duluth Independent School District #709
Series B (MSDCEP)
4.000%, 02/01/2019	1,890	2,015
Northeast Metropolitan Intermediate School District #916
4.250%, 01/01/2015	1,000	1,047

Total Certificates of Participation		5,261

Total Municipal Bonds
(Cost $223,005)		228,395

Short-Term Investments – 1.2%
Money Market Fund – 0.8%
Federated Minnesota Municipal Cash Trust
0.060% Ω	1,951,641	1,952

Variable Rate Demand Note ❖ – 0.4%
Cohasset Power & Light Company Project
Series A (LOC: LaSalle Bank)
0.420%, 06/01/2020	$1,000	1,000

Total Short-Term Investments
(Cost $2,952)		2,952

Total Investments – 99.0%
(Cost $225,957)		231,347

Other Assets and Liabilities, Net – 1.0%		2,305

Total Net Assets – 100.0%		$233,652

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

z	Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of December 31, 2010.

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

APM –	American Public Media

FGIC –	Financial Guaranty Insurance Corporation

IBC –	Insured Bond Certificate

IBCC –	Insured Bond Custodial Certificate

Nuveen Investments   57

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Minnesota Intermediate Municipal Bond Fund (concluded)

LOC –	Letter of Credit

MCCEP –	Minnesota County Credit Enhancement Program

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Program

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

Nuveen Minnesota Municipal Bond Fund
(“Minnesota Municipal Bond Fund”)
(formerly known as First American Minnesota Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.4%
Revenue Bonds – 85.1%
Continuing Care Retirement Communities – 0.8%
Golden Valley Covenant Retirement Communities Series A
5.500%, 12/01/2029	$1,450	$1,272

Economic Development – 1.4%
Minnesota Agricultural & Economic Development Board, Minnesota Small Business Program Series A (AMT)
5.550%, 08/01/2016	500	487
Moorhead, American Crystal Sugar Recovery Zone Facility
5.650%, 06/01/2027	1,800	1,748

		2,235

Education – 7.3%
Baytown Lease, St. Croix Preparatory Academy
Series A
7.000%, 08/01/2038	1,500	1,380
Duluth Housing & Redevelopment Authority, Public Schools Academy Series A
5.600%, 11/01/2030	1,750	1,511
Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
5.500%, 05/01/2026	1,725	1,685
5.500%, 05/01/2027	820	797
Minnesota Higher Education Facilities Authority, College of Art & Design Series 6-K
5.000%, 05/01/2026	30	29
Minnesota Higher Education Facilities Authority, Gustavus Adolfus College Series 7-B
5.000%, 10/01/2031	1,000	975
Minnesota Higher Education Facilities Authority, Vermilion Community College Project Series 3-T
6.000%, 01/01/2013	225	228
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project Series A
5.000%, 12/01/2036	2,550	1,931
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project
5.000%, 10/01/2024	2,000	2,041
University of Minnesota
Series C
5.000%, 12/01/2020	1,000	1,122

		11,699

Healthcare – 30.5%
Anoka County Housing & Redevelopment Authority, Park River Estates Care Center
Series D
6.750%, 11/01/2036	1,500	1,441
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	1,500	1,408
Cuyuna Range Hospital District
5.500%, 06/01/2035	350	315
Duluth Economic Development Authority, Benedictine Health System-St.Mary’s
Pre-refunded 02/15/2014 @ 100

5.250%, 02/15/2028 ◊	1,065	1,196

See accompanying notes to financial statements.

58   Nuveen Investments

Minnesota Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2031	$2,000	$1,754
Hawaii Pacific Health Series B
5.750%, 07/01/2040	2,500	2,387
Maple Grove Health Care System, Maple Grove Hospital
4.500%, 05/01/2023	1,500	1,400
5.250%, 05/01/2025	1,000	970
Marshall Medical Center, Weiner Memorial Medical Center Project Series A,
Pre-refunded 11/01/2013 @ 100
5.250%, 11/01/2016 ◊	305	336
5.850%, 11/01/2023 ◊	875	977
Meeker County Hospital Facilities, Memorial Hospital Project
5.750%, 11/01/2027	1,000	966
Minneapolis & St. Paul Housing & Redevelopment Authority, Minnesota Children’s Hospitals & Clinics Series A
5.250%, 08/15/2035	2,275	2,184
Minneapolis Health Care System, Fairview Health Services Series A
6.625%, 11/15/2028	3,000	3,231
Minneapolis National Marrow Donor Program
4.875%, 08/01/2025	2,000	1,868
Minnesota Agricultural & Economic Development Board, Essentia Health Obligated Group Series C-1 (AGC)
5.000%, 02/15/2030	1,000	968
Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services Series A
6.375%, 11/15/2029	125	126
Monticello-Big Lake Community Hospital District, Health Care Facilities Series C
6.200%, 12/01/2022	1,000	928
New Hope Housing & Health Care Facilities, Masonic Home North Ridge
5.750%, 03/01/2015	1,600	1,590
Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.125%, 12/01/2036	2,000	1,805
Rochester Health Care & Housing, Samaritan Bethany Series A
7.375%, 12/01/2041	1,100	1,115
Rochester Health Care Facilities, Olmsted Medical Center Project
5.875%, 07/01/2030	1,700	1,609
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	2,000	1,809
St. Cloud Health Care, CentraCare Health System Project Series A
5.125%, 05/01/2030	1,000	978
St. Louis Park Health Care Facilities, Park Nicollet Health Services
5.750%, 07/01/2039	2,000	1,954
Series B, Pre-refunded 07/01/2014 @ 100
5.500%, 07/01/2025 ◊	2,000	2,268
Series C
5.750%, 07/01/2030	1,000	1,001
St. Paul Housing & Redevelopment Authority, Allina Health System Series A-1
5.250%, 11/15/2029	3,050	3,003
St. Paul Housing & Redevelopment Authority, Episcopal Nursing Home
5.630%, 10/01/2033	2,213	1,902
St. Paul Housing & Redevelopment Authority, Gillette Children’s Specialty Healthcare
5.000%, 02/01/2029	2,060	1,925
St. Paul Housing & Redevelopment Authority, Health Partners Obligated Group Project
5.250%, 05/15/2026	2,000	1,852
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	800	720
St. Paul Housing & Redevelopment Authority, Regions Hospital Project
5.250%, 05/15/2018	500	500
St. Paul Port Authority, HealthEast Midway Campus
Series A
5.875%, 05/01/2030	900	819
Series B
6.000%, 05/01/2030	1,800	1,663

		48,968

Housing – 10.0%
Cottage Grove Senior Housing, PHS/Cottage Grove Inc. Project Series A
5.000%, 12/01/2031	850	694
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project (GNMA)
5.900%, 04/20/2042	1,990	2,012
Maplewood Multifamily Housing, Carefree Cottages ll Mandatory Put 04/15/2019 @ 100 (AMT) (FNMA)
4.800%, 04/15/2034	2,000	2,020
Minneapolis & St. Paul Housing Financing Board, Single Family Mortgage
Series A4 (AMT) (FHLMC) (FNMA) (GNMA)
5.000%, 11/01/2038	712	653
Minneapolis Housing, Keeler Apartments Project
Series A
5.000%, 10/01/2037	1,350	1,076
Minneapolis Multifamily Housing, Vantage Flats Project (AMT) (GNMA)
5.200%, 10/20/2048	865	804
Minnesota Housing Finance Agency, Residential Housing
Series B (AMT)
5.650%, 07/01/2033	465	465
Series D (AMT)
4.700%, 07/01/2027	3,465	3,269
Series F (AMT)
5.400%, 07/01/2030	1,895	1,879
Moorhead Senior Housing, Sheyenne Crossing Project
5.650%, 04/01/2041	1,620	1,327
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller Series A
5.250%, 10/01/2042	1,100	844
White Bear Lake, Multifamily Housing, Lake Square Series A (FHA)
6.000%, 08/01/2020	1,020	1,021

		16,064

Lease Revenue – 3.0%
Lakeville Housing & Redevelopment Authority, Ice Arena Project
4.625%, 02/01/2032	585	544

Nuveen Investments   59

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Minnesota Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Pine County Housing & Redevelopment Authority, Public Project Series A
5.000%, 02/01/2028	$1,000	$944
5.000%, 02/01/2031	1,890	1,731
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.750%, 12/01/2026	500	502
St. Paul Port Authority, Regions Hospital Parking Ramp Project Series 1
5.000%, 08/01/2036	1,375	1,132

		4,853

Miscellaneous – 2.5%
Little Canada Commercial Development, RLF Minnesota Project
7.100%, 04/01/2013	500	502
Seaway Port Authority of Duluth, Cargill Incorporated Project
4.200%, 05/01/2013	1,130	1,161
St. Paul Housing & Redevelopment Authority, Parking Facilities Project Series A
5.000%, 08/01/2030	1,070	1,028
5.000%, 08/01/2035	1,500	1,390

		4,081

Recreational Facility Authority – 1.1%
Moorhead Golf Course Series B
5.875%, 12/01/2021	1,885	1,784

Revolving Funds – 2.2%
Minnesota Public Facilities Authority Series A
5.000%, 03/01/2021	3,000	3,453

Tax Revenue – 0.2%
Minneapolis St. Anthony Falls Project
5.650%, 02/01/2027	400	341

Transportation – 8.1%
Minneapolis & St. Paul Metropolitan Airports Commission
Series A (AMBAC)
5.000%, 01/01/2019	3,250	3,516
5.000%, 01/01/2020	5,000	5,330
Series B (AMT)
5.000%, 01/01/2020	4,000	4,185

		13,031

Utilities – 18.0%
Chaska Electric Series A
6.100%, 10/01/2030	45	45
Minnesota Municipal Power Agency
Series A
5.000%, 10/01/2030	5,000	4,770
Northern Municipal Power Agency, Minnesota Electric Systems
Series A (AGC)
5.000%, 01/01/2018	1,985	2,188
Series A (AMBAC)
5.000%, 01/01/2026	2,000	2,002
Puerto Rico Electric Power Authority
Series SS (NATL)
5.000%, 07/01/2024	2,000	1,983
Southern Minnesota Municipal Power Agency
Series A, Zero Coupon Bond (NATL)
3.770%, 01/01/2019 ¤	2,000	1,483
4.210%, 01/01/2021 ¤	1,765	1,164
4.530%, 01/01/2023 ¤	3,000	1,753
4.700%, 01/01/2024 ¤	11,000	6,013
4.850%, 01/01/2025 ¤	4,770	2,439
4.970%, 01/01/2026 ¤	6,100	2,921
5.060%, 01/01/2027 ¤	2,400	1,079
Western Minnesota Municipal Power Agency Escrowed to Maturity (NATL)
9.750%, 01/01/2016§	410	541
Series A (AMBAC)
5.500%, 01/01/2015	550	550
		28,931

Total Revenue Bonds		136,712

General Obligations – 10.0%
Burnsville Independent School District #191, Alternative Facilities Series A (MSDCEP)
4.500%, 02/01/2022	1,430	1,495
Dakota County Community Development Agency
Series A
5.000%, 01/01/2020	1,000	1,140
Minnesota
Series A
5.000%, 06/01/2018	3,400	3,968
Series H
5.000%, 11/01/2028	5,000	5,277
5.000%, 11/01/2029	2,510	2,634
Perham, Disposal System (AMT)
6.000%, 05/01/2022	1,500	1,502

Total General Obligations		16,016

Certificate of Participation – 1.3%
Duluth Independent School District #709
Series B (MSDCEP)
4.000%, 02/01/2019	2,000	2,133

Total Municipal Bonds
(Cost $156,697)		154,861

Short-Term Investments – 2.6%
Money Market Fund – 2.5%
Federated Minnesota Municipal Cash Trust
0.060% Ω	3,976,429	3,976

Variable Rate Demand Note ❖ – 0.1%
Brown County, Martin Luther College Project
0.430%, 09/01/2024	$200	200

Total Short-Term Investments
(Cost $4,176)		4,176

Total Investments – 99.0%
(Cost $160,873)		159,037

Other Assets and Liabilities, Net – 1.0%		1,588

Total Net Assets – 100.0%		$160,625

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

§	Escrowed to Maturity issues are typically backed by U.S. government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of December 31, 2010.

AGC –	Assured Guaranty Corporation

60   Nuveen Investments

Minnesota Municipal Bond Fund (concluded)

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

FHA –	Federal Housing Administration

FHLMC –	Federal Home Loan Mortgage Association

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Program

Nuveen Missouri Tax Free Fund (“Missouri Tax Free Fund”)
(formerly known as First American Missouri Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.3%
Revenue Bonds – 82.2%
Continuing Care Retirement Communities – 5.1%
Cole County Industrial Development Authority, Lutheran Services Heisinger Project
5.250%, 02/01/2024	$2,000	$1,932
Illinois Finance Authority, Franciscan Communities Series A
5.500%, 05/15/2027	500	417
Kirkwood Industrial Development Authority, Aberdeen Series C-2
7.000%, 11/15/2015	1,500	1,503
Lee’s Summit Industrial Development Authority, Senior Living Facilities, John Knox Village Group Series A
5.000%, 08/15/2014	1,035	1,066
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior Series A
5.375%, 02/01/2035	1,500	1,358
St. Louis County Industrial Development Authority, Friendship Village West
Series A
5.500%, 09/01/2028	2,000	1,793

		8,069

Education – 4.0%
Curators University System Facilities
Series A
5.000%, 11/01/2033	1,000	1,006
Lincoln University Auxiliary System (AGC)
5.125%, 06/01/2037	1,000	951
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2017	1,185	1,235
Missouri Health & Educational Facilities Authority, Washington University
Series A
5.375%, 03/15/2039	3,000	3,130

		6,322

Healthcare – 24.6%
Boone County Hospital
5.050%, 08/01/2020	1,115	1,121
5.625%, 08/01/2038	2,000	1,941
Cape Girardeau County Industrial Development Authority, Health Care Facilities, Saint Francis Medical Center Series A
5.125%, 06/01/2023	250	253
5.125%, 06/01/2024	200	200
5.500%, 06/01/2029	500	489
5.750%, 06/01/2039	2,000	2,001
Cape Girardeau County Industrial Development Authority, Health Care Facilities, Southeast Missouri Hospital
5.625%, 06/01/2022	245	246
Pre-refunded 06/01/2012 @ 100
5.625%, 06/01/2022 ◊	1,255	1,339
Cass County Hospital
5.500%, 05/01/2027	2,000	1,766
Clinton County Industrial Development Authority, Health Facilities, Cameron Regional Medical Center
5.000%, 12/01/2037	1,000	674

See accompanying notes to financial statements.

Nuveen Investments   61

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Series B
5.250%, 01/01/2025	$1,495	$1,522
Grundy County Industrial Development Authority Health Facilities, Wright Memorial Hospital
5.650%, 09/01/2022	1,120	1,083
5.750%, 09/01/2023	1,000	963
Hannibal Industrial Development Authority Health Facilities
4.300%, 03/01/2013	1,345	1,372
5.375%, 09/01/2019	850	865
5.000%, 03/01/2022	1,000	962
Indiana Finance Authority Health Systems, Sisters of St. Francis Health
5.250%, 11/01/2024	1,000	1,024
Joplin Industrial Development Authority Health Facilities, Freeman Health System Project
5.500%, 02/15/2024	2,000	1,940
Missouri Health & Educational Facilities Authority, BJC Health System
Series A, Escrowed to Maturity
6.750%, 05/15/2012 §	2,310	2,497
Missouri Health & Educational Facilities Authority, Children’s Mercy Hospital
5.625%, 05/15/2039	2,500	2,491
Missouri Health & Educational Facilities Authority, Jefferson Memorial Hospital (RAAI)
5.000%, 08/15/2019	2,300	2,270
Missouri Health & Educational Facilities Authority, Lake Regional Health System Project
5.000%, 02/15/2012	515	531
Missouri Health & Educational Facilities Authority, Saint Luke’s Health System
Series 2003-B (AGM)
5.500%, 11/15/2032	2,000	2,047
Series A
5.250%, 11/15/2025	485	496
5.000%, 11/15/2030	500	483
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior
5.500%, 02/01/2042	1,250	1,130
Missouri Health & Educational Facilities Authority, SSM Health Care
Series A
5.000%, 06/01/2036	2,000	1,872
Series B

5.000%, 06/01/2030	1,500	1,440
Saline County Industrial Development Authority, Health Facilities, John Fitzgibbon Memorial Hospital
5.600%, 12/01/2028	1,000	906
5.625%, 12/01/2035	1,000	777
St. Louis County Industrial Development Authority, Health Facilities, Ranken-Jordan Project
4.250%, 11/15/2014	125	119
5.000%, 11/15/2027	670	553
5.000%, 11/15/2035	1,300	998
Series A, Pre-refunded 11/15/2013 @ 100
6.625%, 11/15/2035 ◊	500	576

		38,947

Housing – 2.4%
Kansas City Industrial Development Authority, Multifamily Housing, Grand Boulevard
Series A (GNMA)
5.300%, 11/20/2049	1,290	1,255
Missouri Housing Development Commission, Homeownership Loan Program
Series A1 (AMT) (FHLMC) (FNMA) (GNMA)
5.300%, 03/01/2039	400	383
Series B (AMT) (FNMA) (GNMA)
4.800%, 09/01/2031	590	550
Series C1 (AMT) (FNMA) (GNMA)
5.000%, 09/01/2037	285	264
Riverside Industrial Development Authority, Riverside Horizons Project
Series A (ACA)
5.000%, 05/01/2027	1,400	1,297

		3,749

Lease Revenue – 16.0%
Cape Girardeau County, Jackson School District #R-2 (NATL)
5.250%, 03/01/2026	1,000	1,021
Clay County Public Building Authority
Series A (AGM)
5.125%, 05/15/2014	1,720	1,726
Kansas City Industrial Development Authority, National Security Campus
4.000%, 09/01/2013	1,250	1,263
4.000%, 09/01/2014	1,115	1,116
Kansas City Municipal Assistance, Capital Appreciation Leasehold
Series B-1, Zero Coupon Bond (AMBAC)
6.000%, 04/15/2027 ¤	2,000	763
Kansas City Special Facilities, MCI Overhaul Base Project
Series G, Pre-refunded 09/01/2015 @ 100 (AMT)
4.750%, 09/01/2028 ◊	4,000	4,410
Missouri Board of Public Buildings, Special Obligation Series A
5.000%, 10/15/2027	1,000	1,000
Missouri Board of Public Buildings, State Office Building Special Obligation Series A
5.125%, 05/01/2026	5,000	5,046
Series A, (NATL)
5.000%, 05/01/2024	3,000	3,033
Missouri Development Finance Board, Infrastructure Facilities, Branson Series A
5.000%, 12/01/2017	1,000	1,022
5.375%, 12/01/2022	750	758
Missouri Development Finance Board, Infrastructure Facilities, Independence Water System Improvement Series C
5.750%, 11/01/2029	500	506
Platte County School District #R-3 (MDDP)
5.000%, 03/01/2028	200	201
Springfield Public Building, Capital Improvement Program (AMBAC)
5.000%, 03/01/2024	2,000	2,072
St. Louis Municipal Finance Leasehold, Convention Center Capital Improvement
Series A, Zero Coupon Bond (AGC)
6.230%, 07/15/2026 ¤	1,000	386
6.320%, 07/15/2027 ¤	1,000	357
6.400%, 07/15/2028 ¤	1,000	331
6.570%, 07/15/2029 ¤	1,000	302

		25,313

62   Nuveen Investments

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Miscellaneous – 2.2%
Kennett Industrial Development Authority, Manac Trailers USA Inc Project (LOC: Regions Bank) (AMT)
4.250%, 03/01/2022	$1,500	$1,190
4.250%, 03/01/2024	500	376
Missouri Development Finance Board, Infrastructure Facilities, Eastland Center Project
Series A
4.250%, 04/01/2015	1,010	1,060
Sugar Creek Industrial Development, Lafarge North America Series A (AMT)
5.650%, 06/01/2037	1,000	871

		3,497

Revolving Funds – 1.3%
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control
Series A
5.750%, 01/01/2029	1,000	1,102
Series B
5.250%, 01/01/2015	110	110
Series C
4.750%, 07/01/2023	410	431
5.000%, 07/01/2023	470	478

		2,121

Tax Revenue – 10.5%
Columbia Special Obligation, Electric Utility Improvement Series A
5.000%, 10/01/2021	400	432
5.000%, 10/01/2023	445	473
5.125%, 10/01/2030	500	511
Fenton Tax Increment, Gravois Bluffs Redevelopment Project
5.000%, 04/01/2014	1,000	1,053
Harrisonville Towne Center Project
4.375%, 11/01/2017	340	346
4.500%, 11/01/2022	715	697
Howard Bend Levee District (SGI)
5.500%, 03/01/2026	1,745	1,713
Jackson County Special Obligation, Harry S. Truman Sports Complex (AMBAC)
5.000%, 12/01/2028	3,000	2,955
Kansas City Tax Increment Financing Commission, Maincor Project
Series A
5.250%, 03/01/2018	500	473
Missouri Development Finance Board, Independence Centerpoint Project
Series E
5.125%, 04/01/2025	1,000	968
Missouri Development Finance Board, Independence Crackerneck Creek Project
Series B
5.000%, 03/01/2025	1,000	956
Monarch-Chesterfield Levee District
3.000%, 03/01/2018	2,000	1,921
Osage Beach Tax Increment, Prewitt’s Point Project
5.000%, 05/01/2023	1,455	1,164
Puerto Rico Sales Tax Financing Corporation
Series C
5.250%, 08/01/2041	1,000	941
Raytown Live Redevelopment Plan, Project #1
5.125%, 12/01/2031	1,000	920
Riverside Tax Increment, L-385 Levee Project
5.250%, 05/01/2020	1,000	1,012

		16,535

Transportation – 2.6%
Missouri Highways & Transportation Commission
Series A, Pre-refunded 02/01/2011 @ 100
5.250%, 02/01/2020 ◊	1,000	1,004
Puerto Rico Commonwealth Highway & Transportation Authority Series K
5.000%, 07/01/2017	1,000	1,022
St. Louis, Lambert-St. Louis International Airport Series A-1
6.125%, 07/01/2024	2,000	2,074

		4,100

Utilities – 13.5%
Carroll County Public Water Supply, District #I
6.000%, 03/01/2039	500	512
Jefferson County Public Water Supply, District #C-1
4.000%, 12/01/2021	250	251
4.125%, 12/01/2024	745	730
4.250%, 12/01/2025	500	490
Kansas City Sanitary Sewer System Series A
5.250%, 01/01/2034	2,000	2,016
Kansas City Water Series A
5.250%, 12/01/2032	500	510
Metropolitan St. Louis Sewer District, Wastewater System Series A
5.750%, 05/01/2038	500	529
Missouri Development Finance Board, Independence Water System Improvements (AMBAC)
5.000%, 11/01/2024	1,000	991
Missouri Environmental Improvement & Energy Resources Authority, Tri-County Water Authority Project
4.000%, 04/01/2018	140	150
4.000%, 04/01/2022	2,105	2,146
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control
Series C, Pre-refunded 07/01/2011 @ 100
5.000%, 07/01/2023 ◊	4,685	4,794
Missouri Joint Municipal Electric Utility Commission, Power Project, Iatan 2 Project
Series A
6.000%, 01/01/2039	2,000	2,061
Series A, (AMBAC)
5.000%, 01/01/2028	1,000	967
Missouri Joint Municipal Electric Utility Commission, Power Project, Plum Point Project (NATL)
5.000%, 01/01/2016	1,500	1,601
North Central Regional Water Commission, Waterworks Systems
5.000%, 01/01/2037	2,070	1,701
Puerto Rico Electric Power Authority Series WW
5.250%, 07/01/2025	1,000	1,000
St. Joseph Industrial Development Authority, Sewer System Improvements Project
4.750%, 04/01/2020	500	504
4.750%, 04/01/2021	390	390

		21,343

Total Revenue Bonds		129,996

Nuveen Investments   63

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

General Obligations – 7.1%
Belton
5.000%, 03/01/2027	$1,520	$1,587
Blue Springs Neighborhood Improvement, South Area Improvement Project
5.000%, 02/15/2029	850	857
Jackson County School District #4, Blue Springs
Series A
4.750%, 03/01/2026	2,000	2,023
Jackson County School District #7, Lee’s Summit
4.750%, 03/01/2027	1,000	1,016
Jefferson City School District
Series A, , Escrowed to Maturity
6.700%, 03/01/2011 §	275	278
Platte County School District #R-3 (NATL)
5.000%, 03/01/2024	685	706
Puerto Rico Commonwealth, Public Improvement Series A
5.250%, 07/01/2026	1,000	971
Richmond Heights, Manhasset Village Neighborhood
4.500%, 04/01/2026	690	655
St. Charles County, Francis Howell School District (MDDP)
5.000%, 03/01/2027	1,000	1,040
Wentzville School District #R-04, Refunding & Improvement Series A, Zero Coupon Bond (MDDP)
5.380%, 03/01/2026 ¤	5,000	2,143

Total General Obligations		11,276

Certificates of Participation – 8.0%
Belton Refunding & Improvement (NATL)
5.250%, 03/01/2029	355	345
4.375%, 03/01/2019	500	500
4.500%, 03/01/2022	250	238
Cass County
4.000%, 05/01/2022	2,790	2,612
Cottleville
5.125%, 08/01/2026	200	177
5.250%, 08/01/2031	1,700	1,428
Hazelwood School District, Energy Improvements Project
4.500%, 03/01/2017	515	550
4.500%, 03/01/2018	445	469
Kansas City Metropolitan Junior College District
4.500%, 07/01/2021	1,025	1,068
Lincoln County Public Water Supply, District #1
6.750%, 06/15/2035	1,500	1,540
Missouri School Boards Association, Liberty Public School District #53 (AGM)
5.250%, 03/01/2025	1,015	1,058
Taney County Public Water Supply, District #3
4.500%, 07/01/2025	590	562
Texas County Justice Center Project (AGC)
4.500%, 12/01/2025	1,595	1,561
Union Series A
5.200%, 07/01/2023	520	508

Total Certificates of Participation		12,616

Total Municipal Bonds
(Cost $156,388)		153,888

Short-Term Investment – 1.5%
Money Market Fund – 1.5%
First American Tax Free Obligations Fund, Class Z
0.086% Å Ω
(Cost $2,304)	2,304,491	$2,304

Total Investments – 98.8%
(Cost $158,692)		156,192

Other Assets and Liabilities, Net – 1.2%		1,962

Total Net Assets – 100.0%		$158,154

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MDDP –	Missouri Direct Deposit Program

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

See accompanying notes to financial statements.

64   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Nebraska Municipal Bond Fund
(“Nebraska Municipal Bond Fund”)
(formerly known as First American Nebraska Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.2%
Revenue Bonds – 71.2%
Continuing Care Retirement Communities – 4.9%
Colorado Health Facilities Authority, Christian Living Communities Project Series A
5.750%, 01/01/2026	$100	$92
Illinois Finance Authority, Franciscan Communities Series A
5.500%, 05/15/2037	275	213
Illinois Finance Authority, Three Crowns Park Plaza Series A
5.875%, 02/15/2026	200	188
Lancaster County Hospital Authority #1, Immanuel Obligation Group
5.625%, 01/01/2040	1,000	962
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	600	568

		2,023

Education – 19.9%
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	990	920
Douglas County Educational Facilities, Creighton University Series A
5.500%, 07/01/2030	1,000	963
Missouri Health & Educational Facilities Authority, Washington University
Series A
5.375%, 03/15/2039	500	522
Nebraska Educational Finance Authority (RAAI)
5.000%, 04/01/2017	605	609
Nebraska Educational Finance Authority, Concordia University Project
5.000%, 10/01/2037	500	388
Nebraska Utility Corporation, University of Nebraska, Lincoln Project Pre-refunded 01/01/2012 @ 100
5.250%, 01/01/2015 ◊	1,045	1,094
University of Nebraska Facilities Corporation, Medical Center Research Project
5.000%, 02/15/2015	500	521
University of Nebraska, Lincoln Memorial Stadium Series A
5.000%, 11/01/2015	500	545
University of Nebraska, Lincoln Student Fees
5.000%, 07/01/2022	750	787
University of Nebraska, Omaha Health & Recreation Project
5.000%, 05/15/2033	1,000	997
University of Nebraska, Omaha Student Facilities Project
5.000%, 05/15/2032	350	350
University of Nebraska, Omaha Student Housing Project
5.000%, 05/15/2023	500	525

		8,221

Healthcare – 15.4%
Colorado Health Facilities Authority, Evangelical Lutheran Series B, Mandatory Put 12/01/2014 @ 100
5.000%, 06/01/2039	250	261
Douglas County Hospital Authority #2, Boy’s Town Project
4.750%, 09/01/2028	1,000	976
Douglas County Hospital Authority #2, Children’s Hospital
6.000%, 08/15/2028	1,000	1,029
Douglas County Hospital Authority #3, Methodist Health
5.500%, 11/01/2038	1,000	931
Halifax, Florida Hospital Medical Center
Series A
5.000%, 06/01/2038	600	515
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project
Series A
5.250%, 02/15/2030	600	542
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project
Series A, Pre-refunded 06/01/2011 @ 100 (AMBAC)
5.000%, 06/01/2019 ◊	500	510
Madison County Hospital Authority #1, Faith Regional Health Services Project Pre-refunded 01/01/2012 @ 100 (RAAI)
5.500%, 07/01/2021 ◊	500	523
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
5.200%, 11/15/2016	250	256
5.300%, 11/15/2017	805	822

		6,365

Housing – 1.3%
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments (GNMA)
5.150%, 11/20/2022	535	537

Miscellaneous – 2.1%
Forsyth, Montana, Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	585	581
Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
5.900%, 11/01/2027	300	304

		885

Recreational Facility Authority – 1.6%
Douglas County Zoo Facility, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2024	665	662

Revolving Funds – 1.4%
Nebraska Investment Finance Authority, Drinking Water Series A
5.150%, 01/01/2016	580	589

Tax Revenue – 2.8%
Omaha Special Tax
5.250%, 10/15/2028	650	671
Series A
5.125%, 02/01/2032	500	501

		1,172

Utilities – 21.8%
Arkansas River Power Authority, Colorado
6.125%, 10/01/2040	1,000	987
Central Plains Energy Project, Nebraska Gas Project #1 Series A
5.250%, 12/01/2021	750	734
Grand Island Electric System (NATL)
5.125%, 08/15/2016	750	765
Hastings Electric System (AGM)
5.000%, 01/01/2015	250	253

Nuveen Investments   65

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nebraska Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Lincoln Electric System
5.000%, 09/01/2026	$250	$253
Municipal Energy Agency of Nebraska, Power Supply System Series A (BHAC)
5.375%, 04/01/2039	150	153
Nebraska Public Power District Series B
5.000%, 01/01/2033	500	489
Omaha Public Power District, Electric System
Series A
5.500%, 02/01/2033	1,000	1,041
5.500%, 02/01/2035	1,200	1,246
Puerto Rico Commonwealth, Aqueduct & Sewer Authority Series A (AGC)
5.000%, 07/01/2025	500	505
Puerto Rico Electric Power Authority
Series WW
5.250%, 07/01/2025	1,000	1,000
Southern Nebraska Public Power District, Electric System
5.250%, 12/15/2028	1,500	1,566

		8,992

Total Revenue Bonds		29,446

General Obligations – 25.0%
Brown County
4.350%, 06/15/2026	200	198
4.700%, 12/15/2026	400	400
Buffalo County (AGC)
6.000%, 12/15/2028	195	205
Douglas County School District #10, Elkhorn Public Schools
6.000%, 06/15/2028	500	518
Douglas County School District #17, Millard Public Schools
4.000%, 06/15/2017	1,000	1,053
Douglas County School District #54, Ralston Public Schools Pre-refunded 08/15/2011 @ 100 (AGM)
5.000%, 12/15/2016 ◊	845	870
La Vista
4.800%, 12/15/2026	345	345
Lancaster County School District #1, Lincoln Public Schools
5.000%, 01/15/2015	1,500	1,704
Pre-refunded 01/15/2011 @ 100
5.250%, 07/15/2019 ◊	220	220
Lincoln-Lancaster County Public Building Commission, Tax Supported Lease Rental
4.500%, 10/15/2026	750	734
Madison County School District #2, Norfolk Public Schools (NATL)
5.000%, 12/15/2025	1,000	1,025
Omaha
5.750%, 10/15/2028	450	496
Omaha-Douglas Public Building Commission Pre-refunded 05/01/2011 @ 100
4.900%, 05/01/2016 ◊	500	507
5.100%, 05/01/2020 ◊	300	305
Puerto Rico Commonwealth
Series C-7 (NATL)
6.000%, 07/01/2027	250	257
Puerto Rico Commonwealth, Public Improvement Series A
5.250%, 07/01/2026	375	364
Saunders County (AGM)
5.000%, 11/01/2030	650	650
Scotts Bluff County
4.550%, 01/15/2026	500	501

Total General Obligations		10,352

Total Municipal Bonds
(Cost $39,417)		39,798

Short-Term Investments – 1.0%
Money Market Fund – 1.0%
First American Tax Free Obligations Fund, Class Z
0.086% Å Ω
Total Short-Term Investment
(Cost $403)	403,251	403

Total Investments – 97.2%
(Cost $39,820)		40,201

Other Assets and Liabilities, Net – 2.8%		1,149

Total Net Assets – 100.0%		$41,350

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

BHAC –	Berkshire Hathaway Assurance Corporation

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance, Inc.

See accompanying notes to financial statements.

66   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Ohio Tax Free Fund (“Ohio Tax Free Fund”)
(formerly known as First American Ohio Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.0%
Revenue Bonds – 66.9%
Continuing Care Retirement Communities – 1.7%
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian
Series A
5.000%, 07/01/2026	$800	$704
Hamilton County Health Care, Life Enriching Communities Project Series A
5.000%, 01/01/2027	400	349

		1,053

Education – 18.2%
Bowling Green Student Housing, State University Project
5.750%, 06/01/2031	500	457
Cincinnati Port Development Authority, Economic Development Authority, Sisters of Mercy
5.000%, 10/01/2025	250	227
Ohio Higher Educational Facilities, Baldwin-Wallace College Project
5.000%, 12/01/2013	750	810
Ohio Higher Educational Facilities, College of Wooster Project
5.000%, 09/01/2020	400	417
Ohio Higher Educational Facilities, John Carroll University Project
5.000%, 04/01/2019	1,000	1,043
Ohio Higher Educational Facilities, Kenyon College Project
5.250%, 07/01/2044	1,140	1,114
Ohio Higher Educational Facilities, Mount Union College Project
5.000%, 10/01/2031	1,000	959
Ohio Higher Educational Facilities, Ohio Northern University Project
5.000%, 05/01/2026	1,000	993
Ohio Higher Educational Facilities, Otterbein College Project Series A
5.500%, 12/01/2028	500	511
Ohio Higher Educational Facilities, University of Dayton Project
5.375%, 12/01/2029	645	653
Ohio Higher Educational Facilities, Wittenburg University 2005 Project
5.000%, 12/01/2024	505	455
Ohio Higher Educational Facilities, Xavier University Project
5.000%, 05/01/2040	1,500	1,402
Pre-refunded 05/01/2013 @ 100 (FGIC)
5.250%, 05/01/2016 ◊	1,000	1,094
University of Cincinnati
Series A, Pre-refunded 06/01/2011 @ 101 (FGIC) (NATL)
5.500%, 06/01/2014 ◊	1,000	1,031

		11,166

Healthcare – 16.6%
Allen County Hospital Facilities, Catholic Healthcare Series A
5.000%, 06/01/2038	250	235
Series B
4.125%, 09/01/2020	500	493
Butler County Hospital Facilities, UC Health
5.500%, 11/01/2022	750	756
Ohio Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Fairfield County Hospital Facilities, Fairfield Medical Center Project (RAAI)
5.000%, 06/15/2022	345	332
Franklin County Health Care Facilities, Ohio Presbyterian Services Series A
5.625%, 07/01/2026	500	479
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project
5.000%, 11/01/2034	750	714
Series A
4.750%, 11/01/2023	365	357
Franklin County, Trinity Health Series C
4.500%, 12/01/2037	500	427
Lake County Hospital Facilities, Lake Hospital System Series C
5.625%, 08/15/2029	750	739
Lorain County Hospital, Catholic Healthcare
5.500%, 10/01/2017	350	372
Lucas County Hospital, Promedica Healthcare
Series D
5.000%, 11/15/2038	400	381
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	962
Montgomery County, Catholic Health Initiatives
Series A
5.000%, 05/01/2039	750	733
Series D
6.250%, 10/01/2033	100	107
Montgomery County, Healthcare & Multi-Family Housing Revenue, St. Leonard
6.625%, 04/01/2040	500	465
Ohio Higher Educational Facilities, University Hospitals Health System Series 2009A
6.750%, 01/15/2039	500	519
Richland County Hospital Facilities, Medcentral Health System Obligated Group
5.250%, 11/15/2036	535	485
Rochester Health Care Facilities, Mayo Clinic
Series D
5.000%, 11/15/2038	350	346
Ross County Hospital, Adena Health Systems
5.500%, 12/01/2028	500	492
Scioto County Hospital Revenue, Southern Ohio Medical Center
5.750%, 02/15/2038	800	785

		10,179

Housing – 5.1%
Ohio Housing Finance Agency, Residential Mortgage Backed Securities
Series C (FHLMC) (FNMA) (GNMA)
5.200%, 09/01/2029	970	962
Series E (AMT) (FNMA) (GNMA)
4.850%, 09/01/2026	500	486
Series F (FHLMC) (FNMA) (GNMA)
4.750%, 09/01/2029	965	912
5.450%, 09/01/2033	750	755

		3,115

Lease Revenue – 3.6%
Cleveland-Cuyahoga County Port Authority, Rita Project (RAAI)
5.000%, 11/15/2019	750	756
Riversouth Authority, Lazarus Building Redevelopment Series A
5.750%, 12/01/2027	400	353

Nuveen Investments   67

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Ohio Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Riversouth Authority, Riverfront Area Redevelopment Series A
5.250%, 12/01/2017	$1,000	$1,094

		2,203

Miscellaneous – 1.7%
Toledo-Lucas County Port Authority Facilities, Cargill Incorporated Project Series B
4.500%, 12/01/2015	1,000	1,055

Revolving Funds – 1.7%
Ohio Water Development Authority, Water Pollution Control Pre-refunded 06/01/2012 @ 100
5.050%, 12/01/2021 ◊	1,000	1,062

Tax Revenue – 1.0%
Buckeye Tobacco Settlement Series A-2
5.875%, 06/01/2030	200	144
Puerto Rico Sales Tax Financing
Series A
5.375%, 08/01/2039	500	480

		624

Transportation – 1.6%
Columbus Regional Airport Authority (NATL)
5.000%, 01/01/2028	1,000	988

Utilities – 15.7%
American Municipal Power, Prairie State Energy Campus Project Series A
5.000%, 02/15/2031	1,000	963
Columbus Sewer System Series A
4.250%, 06/01/2030	1,000	906
Hamilton County Sewer System, Metropolitan Sewer District Series A (NATL)
5.000%, 12/01/2026	930	961
Hamilton Electric Series A (AGM)
4.300%, 10/15/2016	1,000	1,094
Montgomery County Water, Greater Moraine Beaver (AMBAC)
5.375%, 11/15/2016	1,000	1,033
Northeast Ohio Regional Sewer District, Wastewater Revenue (NATL)
4.500%, 11/15/2037	700	628
Ohio Air Quality Development Authority, Firstenergy Generation Series A
5.700%, 08/01/2020	500	502
Ohio Air Quality Development Authority, Pollution Control, Nuclear Generation
Series A, Mandatory Put 07/01/2015 @ 100 (AGM)
3.375%, 07/01/2033	500	492
Ohio Water Development Authority, Fresh Water Services Escrowed to Maturity (AMBAC)
5.800%, 12/01/2011 §	750	750
Ohio Water Development Authority, Water Quality Series A
5.000%, 06/01/2030	200	204
Puerto Rico Electric Power Authority
Series CCC
5.000%, 07/01/2024	1,000	986
Series WW
5.375%, 07/01/2023	400	412
Series XX
5.250%, 07/01/2040	750	697

		9,628

Total Revenue Bonds		41,073

General Obligations – 28.5%
Cincinnati Series A
4.500%, 12/01/2029	150	145
Cincinnati City School District, Classroom Construction & Improvement (FGIC) (NATL)
5.250%, 12/01/2019	535	614
5.250%, 12/01/2027	380	410
Cincinnati City School District, School Improvement
5.250%, 06/01/2021	300	337
Columbus City School District, School Facilities Construction & Improvement Series B
5.000%, 12/01/2027	1,320	1,353
Cuyahoga Falls, Various Purpose
4.250%, 12/01/2034	750	698
Dayton City School District, School Facilities Construction & Improvement
Series D (FGIC) (NATL)
5.000%, 12/01/2011	500	520
Franklin County
4.500%, 12/01/2027	690	698
Gahanna (NATL)
5.000%, 12/01/2027	400	408
Greene County, General Infrastructure (AMBAC)
5.250%, 12/01/2026	1,000	1,041
Highland School District Zero Coupon Bond (OSDCEP)
4.654%, 12/01/2022 ¤	100	58
Highland School District, School Facilities Construction & Improvement (OSDCEP)
5.375%, 12/01/2033	1,000	1,032
Ohio Common Schools
Series A, Pre-refunded 03/15/2012 @ 100
5.125%, 09/15/2022 ◊	1,000	1,054
Ohio Higher Education
Series A, Pre-refunded 02/01/2011 @ 100
5.000%, 02/01/2019 ◊	1,000	1,004
Series A, Pre-refunded 02/01/2012 @ 100
5.000%, 08/01/2022 ◊	1,000	1,048
Series B, Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2015 ◊	1,000	1,039
Ohio State Infrastructure Improvement
Series A
5.500%, 02/01/2020	1,000	1,165
Ohio State Parks & Recreational Facilities
Series II-A (AGM)
5.250%, 02/01/2020	1,000	1,077
Puerto Rico Commonwealth, Government Development Series B
5.000%, 12/01/2014	260	275
Sidney City School District (FGIC) (NATL)
4.375%, 12/01/2027	755	717
Solon Rebuilding & Improvement
5.000%, 12/01/2021	1,000	1,061
St. Marys City School District, Construction & Improvement (AGM) (OSDCEP)
5.000%, 12/01/2028	600	602
Toledo City School District, School Facilities Improvement (AGM) (OSDCEP)
5.000%, 12/01/2014	1,000	1,094

Total General Obligations		17,450

Certificates of Participation – 1.6%
Mahoning County Career & Technical Center
Series B
4.750%, 12/01/2036	475	449

68   Nuveen Investments

Ohio Tax Free Fund (concluded)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Mayfield County School District, Middle School Project Series B, Zero Coupon Bond
5.600%, 09/01/2027 ¤	$435	$173
5.700%, 09/01/2028 ¤	855	317

Total Certificates of Participation		939

Total Municipal Bonds
(Cost $59,730)		59,462

Short-Term Investment – 4.9%
First American Tax Free Obligations Fund, Class Z, 0.086% Å Ω
(Cost $3,029)	3,028,608	3,029

Total Investments – 101.9%
(Cost $62,759)		62,491

Other Assets and Liabilities, Net – (1.9)%		(1,149)

Total Net Assets – 100.0%		$61,342

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Å	Investment in affiliated security.

Ω	The rate quoted is the annualized seven-day effective yield as of December 31, 2010.

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

FGIC –	Financial Guaranty Insurance Corporation

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

RAAI –	Radian Asset Assurance Inc.

Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate Municipal Bond Fund”)
(formerly known as First American Oregon Intermediate Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 98.0%
Revenue Bonds – 47.4%
Continuing Care Retirement Communities – 2.9%
Clackamas County Hospital Facility Authority, Robison Jewish Home
5.125%, 10/01/2024	$1,000	$781
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	835
Multnomah County Hospital Facilities Authority, Terwilliger Plaza Project
6.500%, 12/01/2029	1,900	1,902
Series A
5.250%, 12/01/2026	1,000	916

		4,434

Education – 7.9%
Forest Grove Campus Improvement, Pacific University Project
5.750%, 05/01/2024	250	255
Series A (RAAI)
5.000%, 05/01/2022	2,350	2,322
Oregon Facilities Authority, Concordia University Projects, Series A
6.125%, 09/01/2030	1,140	1,126
Oregon Facilities Authority, Linfield College Project, Series A
5.000%, 10/01/2025	1,000	987
Oregon Facilities Authority, LTD College Project, Series A
4.750%, 10/01/2028	1,250	1,144
Oregon Facilities Authority, University of Portland Projects, Series A
4.250%, 04/01/2014	1,000	1,048
5.000%, 04/01/2017	250	267
4.500%, 04/01/2021	2,000	1,966
Oregon Facilities Authority, Willamette University Projects, Series A
4.300%, 10/01/2021	1,085	1,057
4.000%, 10/01/2024	1,000	933
Oregon Health & Science University, Series A (NATL)
5.250%, 07/01/2022	1,000	1,010

		12,115

Healthcare – 13.1%
Clackamas County Hospital Facility Authority, Legacy Health System, Series A
5.000%, 07/15/2021	1,000	1,033
Clackamas County Hospital Facility Authority, Willamette Falls Hospital Project (RAAI)
5.500%, 04/01/2022	1,200	1,201
Deschutes County Facilities Authority, Cascade Healthcare Community
7.375%, 01/01/2023	1,500	1,750
Series B (AMBAC)
5.000%, 01/01/2016	250	262
Klamath Falls Community Hospital Authority, Merle West Medical Center Project (AGC)
4.750%, 09/01/2020	960	967
Medford Hospital Facilities Authority, Asante Health System (AGM)
5.500%, 08/15/2028	2,000	2,077

See accompanying notes to financial statements.

Nuveen Investments   69

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Oregon Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Multnomah County Hospital Facilities Authority, Adventist Health System/West, Series A
4.500%, 09/01/2021	$440	$442
5.000%, 09/01/2021	1,875	1,948
Multnomah County Hospital Facilities Authority, Providence Health System
5.250%, 10/01/2022	1,000	1,044
Oregon Facilities Authority, Legacy Health System, Series A
4.250%, 03/15/2017	2,000	2,050
4.750%, 03/15/2024	1,000	976
Oregon Facilities Authority, Peacehealth, Series A
5.000%, 11/01/2020	1,000	1,061
Oregon Facilities Authority, Samaritan Health Services, Series A
5.000%, 10/01/2019	1,250	1,305
5.000%, 10/01/2024	1,685	1,663
Salem Hospital Facility Authority, Series A
5.750%, 08/15/2023	1,500	1,590
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A
5.000%, 03/01/2012	690	720

		20,089

Housing – 2.2%
Oregon Housing & Community Services, Multifamily Housing, Series A (AMT)
4.000%, 07/01/2019	750	730
4.250%, 07/01/2021	500	483
Oregon Housing & Community Services, Single Family Mortgage Program Series A
4.050%, 01/01/2018	235	237
Series D
4.750%, 07/01/2022	1,250	1,269
Portland Housing Authority, Yards Union Station Project (AMT)
4.750%, 05/01/2022	705	697

		3,416

Lease Revenue – 0.7%
Puerto Rico Public Buildings Authority, Government Facilities Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	1,063

Recreational Facility Authority – 0.7%
Portland Urban Renewal & Redevelopment, Convention Center, Series A (AMBAC)
5.750%, 06/15/2015	1,000	1,016

Tax Revenue – 7.0%
Keizer Assessment, Keizer Station Area A Local Improvement District
5.200%, 06/01/2031	905	872
Medford Urban Renewal Agency
4.500%, 06/01/2013	1,010	1,067
Oregon Department of Administrative Services Lottery, Series A (AGM)
5.000%, 04/01/2012	1,050	1,054
Portland Economic Development, Broadway Project, Series A
5.125%, 04/01/2016	880	985
6.250%, 04/01/2023	1,355	1,503
Portland Urban Renewal & Redevelopment, North MacAdam, Series B
3.750%, 06/15/2022	150	137
5.000%, 06/15/2024	2,655	2,679
Portland Urban Renewal & Redevelopment, South Park Blocks, Series B
5.000%, 06/15/2021	2,030	2,172
Seaside Urban Renewal Agency, Greater Seaside Urban Renewal
4.750%, 06/01/2015	280	291

		10,760

Transportation – 2.8%
Oregon Department of Transportation, Highway User Tax, Series A
5.000%, 11/15/2021	1,000	1,109
5.000%, 11/15/2024	725	754
Series A, Pre-refunded 11/15/2012 @ 100
5.500%, 11/15/2016 ◊	1,000	1,088
Portland Airport Revenue, Portland International (AMT)
5.000%, 07/01/2017	1,000	1,071
Redmond Airport
5.500%, 06/01/2024	215	209

		4,231

Utilities – 10.1%
Eugene Electric Utilities (AGM)
5.000%, 08/01/2011	1,305	1,310
Lane County Metropolitan Wastewater Management
5.000%, 11/01/2022	1,500	1,600
(FGIC) (NATL)
5.000%, 11/01/2021	820	869
Lebanon Wastewater Revenue (AGM)
4.000%, 03/01/2017	165	178
4.000%, 03/01/2018	435	465
Portland Sewer System, First Lien, Series A
4.750%, 06/15/2024	1,000	1,039
Portland Sewer System, Second Lien, Series B (NATL)
5.000%, 06/15/2023	1,175	1,237
Portland Water System, Series A
5.000%, 05/01/2015	2,000	2,276
Portland Water System, Second Lien, Series A (NATL)
4.375%, 10/01/2024	500	504
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGC)
5.000%, 07/01/2025	1,500	1,516
Puerto Rico Electric Power Authority, Series WW
5.375%, 07/01/2023	800	824
Redmond Water Revenue
4.500%, 06/01/2025	450	458
The Dalles Water Revenue (AMBAC)
4.250%, 06/01/2020	325	338
Washington County Clean Water Services (FGIC) (NATL)
5.125%, 10/01/2014	1,790	1,838
(NATL)
5.000%, 10/01/2014	1,000	1,126

		15,578

Total Revenue Bonds		72,702

General Obligations – 48.2%
Ashland (AGM)
4.000%, 05/01/2020	1,415	1,474
Blue Mountain Hospital District
4.250%, 02/01/2019	605	619
4.500%, 02/01/2020	655	671
5.000%, 02/01/2021	255	267

70   Nuveen Investments

Oregon Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR		FAIR VALUE >

Central Oregon Community College District (SBG)
4.000%, 06/15/2019	$1,000		$1,062
4.500%, 06/15/2020	800		873
Chemeketa Community College District (SBG)
5.500%, 06/15/2024	1,000		1,099
Escrowed to Maturity (FGIC)
5.500%, 06/01/2013 §	2,170		2,407
Clackamas & Washington Counties School District #3JT, West Linn-Wilsonville (SBG)
4.125%, 06/15/2025	920		899
Clackamas Community College District (NATL)
5.000%, 05/01/2019	1,145		1,248
Clackamas County School District #115, Series B (NATL) (SBG)
4.500%, 06/15/2021	1,975		2,062
Clackamas County School District #12, North Clackamas, Deferred Interest, Series B, Convertible CABs, (AGM) (SBG),
0.000% through 06/15/2011, thereafter 5.000%, 06/15/2022 ◗	3,135		3,251
Clackamas County School District #12, North Clackamas, Deferred Interest, Series B, Convertible CABs, (AGM) (SBG),
0.000% through 06/15/2011, thereafter 5.000%, 06/15/2027 ◗	3,665		3,833
Clackamas County School District #46, Oregon Trail, Series A (SBG)
5.000%, 06/15/2024	1,000		1,059
Clackamas County School District #7J, Lake Oswego (AGM)
5.250%, 06/01/2025	200		222
Clackamas County School District #86, Canby, (AGM) (SBG)
5.000%, 06/15/2018	1,000		1,102
5.000%, 06/15/2021	1,305		1,387
Deschutes & Jefferson Counties School District #2-J, Redmond Series A (FGIC) (NATL) (SBG)
5.000%, 06/15/2013	1,250		1,370
Series B Zero Coupon Bond (FGIC) (NATL) (SBG)
4.435%, 06/15/2021 ¤	1,000		632
Series B Zero Coupon Bond (SBG)
4.562%, 06/15/2022 ¤	3,030		1,807
Deschutes County (AGM)
5.000%, 12/01/2014	1,755		1,886
Hood River County School District, Pre-refunded 06/15/2011 @ 100 (SBG)
5.250%, 06/15/2016 ◊	1,030		1,053
Independence, City Hall Project (AGM)
4.000%, 06/15/2022	375		381
4.000%, 06/15/2023	390		392
4.000%, 06/15/2024	360		358
Jackson County School District #549C, Medford (SBG)
5.000%, 06/15/2012	2,000		2,125
Josephine County Unit School District, Three Rivers (FGIC) (NATL) (SBG)
5.000%, 12/15/2019	1,000		1,137
Lane County School District #40, Creswell (SBG)
5.000%, 06/15/2011	585		587
Linn County Community School District #9, Lebanon, Pre-refunded 06/15/2013 @ 100 (FGIC)	(SBG	)
5.550%, 06/15/2021 ◊	1,000		1,112
Marion & Clackamas Counties School District #4J, Silver Falls (NATL) (SBG)
4.500%, 06/15/2022	1,305		1,352
McMinnville School District #40 (AGM)
5.500%, 06/15/2013	1,000		1,108
Metro National Areas
5.250%, 09/01/2014	1,000		1,024
5.000%, 06/01/2020	1,635		1,820
Multnomah County School District #7, Reynolds, Pre-refunded 06/15/2011 @ 100 (SBG)
5.625%, 06/15/2015 ◊	1,000		1,024
Multnomah-Clackamas Counties School District #10JT, Gresham-Barlow (AGM) (SBG)
5.250%, 06/15/2017	1,000		1,173
Multnomah-Clackamas Counties School District #28JT, Zero Coupon Bond (AMBAC) (SBG)
0.696%, 06/01/2016 ¤	1,000		804
North Lincoln Fire & Rescue District #1 (AGM)
4.250%, 02/01/2018	125		135
Oregon Department of Administrative Services, Oregon Opportunity
5.000%, 12/01/2020	1,500		1,710
Pacific City Joint Water Sanitation Authority
4.650%, 07/01/2022	455		447
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000		1,057
Puerto Rico Public Buildings Authority, Series J, Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.000%, 07/01/2036	1,000		1,028
Redmond, Terminal Expansion Project
4.000%, 06/01/2021	240		236
4.250%, 06/01/2023	200		195
4.375%, 06/01/2024	200		194
4.625%, 06/01/2029	500		463
Salem-Keizer School District #24J (AGM) (SBG)
5.000%, 06/15/2014	1,150		1,285
Series B, Deferred Interest, Zero Coupon Bond (SBG)
4.562%, 06/15/2022 ¤	905		540
Sandy
4.000%, 06/01/2015	190		204
4.000%, 06/01/2016	150		159
4.000%, 06/01/2017	210		220
4.000%, 06/01/2018	240		249
4.000%, 06/01/2019	100		103
The Dalles
4.000%, 06/01/2017	130		141
4.000%, 06/01/2018	140		150
4.000%, 06/01/2019	75		79
Tualatin Hills Park & Recreation District (FGIC) (NATL)
5.750%, 03/01/2013	870		959
Umatilla County School District #16R, Pendleton (FGIC) (NATL)
5.250%, 07/01/2014	1,540		1,714
Wasco County School District #12 (AGM) (SBG)
5.500%, 06/15/2014	1,080		1,228
Washington & Clackamas Counties School District #23J, Tigard (FGIC) (NATL)
5.500%, 06/01/2013	1,000		1,107
Zero Coupon Bond
2.400%, 06/15/2014 ¤	1,030		948
Washington County
5.000%, 06/01/2022	1,525		1,647

Nuveen Investments   71

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Oregon Intermediate Municipal Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Washington County School District #48J, Beaverton, Series A (AGM)
5.000%, 06/01/2014	$1,600	$1,791
5.000%, 06/01/2016	1,500	1,671
Washington, Multnomah & Yamhill Counties School District #1J
5.000%, 11/01/2014	1,000	1,126
Washington, Multnomah & Yamhill Counties School District #1J, Hillsboro (NATL)
5.000%, 06/15/2019	2,490	2,766
West Vy Fire District
2.000%, 02/01/2011	115	115
2.000%, 02/01/2012	120	120
3.000%, 02/01/2013	120	122
3.000%, 02/01/2014	125	128
3.000%, 02/01/2015	125	127
3.500%, 02/01/2016	130	134
4.000%, 02/01/2017	135	141
4.000%, 02/01/2018	140	144
4.000%, 02/01/2019	145	146
Yamhill County School District #29J, Newberg (FGIC) (NATL) (SBG)
5.250%, 06/15/2015	1,260	1,433
5.250%, 06/15/2016	1,835	2,109
Yamhill County School District #40, McMinnville (AGM) (SBG)
5.000%, 06/15/2023	1,005	1,056

Total General Obligations		74,007

Certificates of Participation – 2.4%
Oregon Department of Administrative Services Series A
4.700%, 05/01/2025	1,500	1,512
Series A (FGIC) (NATL)
5.000%, 11/01/2018	1,060	1,151
Series C
5.000%, 11/01/2025	1,055	1,072

Total Certificates of Participation		3,735

Total Municipal Bonds
(Cost $147,225)		150,444

Short-Term Investments – 1.7%
First American Tax Free Obligations Fund, Class Z
0.086% Å Ω
(Cost $2,608)	2,607,923	2,608

Total Investments – 99.7%
(Cost $149,833)		153,052

Other Assets and Liabilities, Net – 0.3%		397

Total Net Assets – 100.0%		$153,449

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.
Oregon Intermediate Municipal Bond Fund (concluded)

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SBG –	School Bond Guaranty Program

See accompanying notes to financial statements.

72   Nuveen Investments

Nuveen Short Tax Free Fund (“Short Tax Free Fund”)
(formerly known as First American Short Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 72.3%
Alaska – 0.6%
Revenue Bond – 0.6%
Alaska Railroad Corporation, Capital Grant Receipts (FGIC) (NATL)
5.000%, 08/01/2012	$1,825	$1,926

Arizona – 3.6%
Revenue Bonds – 3.6%
Glendale Individual Development Authority, Midwestern University
5.000%, 05/15/2019	1,545	1,629
Maricopa County Hospital, Sun Health Corporation Escrowed to Maturity
5.000%, 04/01/2011 §	3,815	3,859
Phoenix Civic Improvement Series A
5.000%, 07/01/2017	5,000	5,511
Salt River Project, Arizona Agriculture Improvement & Power District Electric Systems Series A
5.000%, 01/01/2020	500	553

		11,552

Arkansas – 0.9%
Revenue Bond – 0.9%
North Little Rock Health Facilities Board, Baptist Health Series B
5.375%, 12/01/2019	2,750	2,918

California – 4.5%
Revenue Bonds – 1.0%
California Statewide Communities Development Authority, Health Facility, Adventist Health
Series A
5.000%, 03/01/2016	2,500	2,632
Northern California Power Agency Series A
5.000%, 07/01/2016	500	561

		3,193

General Obligations – 3.5%
California
5.000%, 11/01/2021	2,500	2,569
California Economic Recovery Series A
5.000%, 07/01/2020	4,000	4,270
Long Beach Community College Series A
9.850%, 01/15/2013	3,750	4,340

		11,179

		14,372

Colorado – 3.0%
Revenue Bonds – 3.0%
Colorado Health Facilities Authority, Catholic Health Initiatives Series A
5.000%, 07/01/2015	3,345	3,703
Colorado Health Facilities Authority, Evangelical Lutheran Series B Mandatory Put 12/01/2014 @ 100
5.000%, 06/01/2039	2,400	2,508
Colorado Health Facilities Authority, North Colorado Medical Center Project
Series A (AGM)
5.000%, 05/15/2013	1,010	1,077
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	1,000	1,041
Denver City & County Airport System
Series A
5.000%, 11/15/2017	1,110	1,232

		9,561

District of Columbia – 1.2%
Revenue Bonds – 1.2%
District of Columbia, Georgetown University
Series A
5.000%, 04/01/2014	1,700	1,842
Metropolitan Washington D.C. Airport Authority
Series B (AMT)
5.000%, 10/01/2011	1,775	1,831

		3,673

Florida – 6.8%
Revenue Bonds – 6.8%
Florida Department of Environmental Protection Preservation, Florida Forever Series B (NATL)
5.000%, 07/01/2011	10,000	10,219
Florida Hurricane Catastrophe Fund Financial Corporation Series A
5.250%, 07/01/2012	4,000	4,194
Highlands County Health Facilities Authority, Adventist Health
5.000%, 11/15/2015	1,000	1,102
5.000%, 11/15/2016	2,000	2,204
Miami-Dade County Health Facilities Authority, Miami Children’s Hospital Series A-1 Mandatory Put 08/01/2011 @ 100 (NATL)
4.125%, 08/01/2046	1,000	1,013
South Miami Health Facilities Authority, Baptist Health South Florida Group
5.000%, 08/15/2012	2,000	2,106
Tallahassee Energy Systems (NATL)
5.000%, 10/01/2012	1,000	1,060

		21,898

Georgia – 2.0%
Revenue Bond – 1.0%
DeKalb County Hospital Authority, DeKalb Medical Center Project
4.000%, 09/01/2015	3,200	3,208

General Obligation – 1.0%
Georgia Series B
5.000%, 07/01/2021	2,900	3,234

		6,442

Hawaii – 0.5%
Revenue Bond – 0.5%
Hawaii Department of Budget & Finance, Special Purpose Series C1
7.500%, 11/15/2015	1,500	1,521

Illinois – 4.2%
Revenue Bonds – 2.8%
Illinois Finance Authority, Clare at Water Tower
Series A-1
5.100%, 05/15/2014 ¥ ▲	700	525
Series B Zero Coupon Bond
11.940%, 05/15/2050 ¥ ¤ ▲	300	3
Illinois Finance Authority, Art Institute of Chicago Series A
5.000%, 03/01/2015	4,000	4,393
Illinois Finance Authority, Illinois Institute of Technology
6.250%, 02/01/2019	500	538

Nuveen Investments   73

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Illinois Finance Authority, Landing at Plymouth Place Project Series A
5.000%, 05/15/2011	$500	$500
Illinois Finance Authority, Rush University Medical Center Series A
5.000%, 11/01/2013	1,630	1,728
5.000%, 11/01/2014	1,105	1,183

		8,870

General Obligation – 1.4%
La Salle & Grundy Counties, Limited Tax-Debt Certificates
5.500%, 02/01/2030	4,500	4,502

		13,372

Indiana – 1.3%
Revenue Bonds – 1.3%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2012	990	1,009
Crown Point, Temps-Wittenberg Village Project
Series C-2
6.500%, 11/15/2013	2,000	1,985
Indiana Health & Educational Facilities, Financing Authority, Baptist Homes of Indiana
5.000%, 11/15/2013	1,000	1,043

		4,037

Iowa – 2.4%
Revenue Bonds – 2.4%
Iowa Finance Authority, Genesis Health Systems
5.000%, 07/01/2016	1,150	1,251
5.000%, 07/01/2020	2,285	2,385
Iowa Higher Education, Private College Facility, Grinnell Escrowed to Maturity
2.100%, 12/01/2011 §	4,000	4,061

		7,697

Kansas – 1.8%
Revenue Bonds – 1.8%
Olathe Health Facilities, Olathe Medical Center
4.000%, 09/01/2012	1,150	1,187
Series A Mandatory Put 03/01/2013 @ 100
4.125%, 09/01/2037	1,350	1,379
Wichita Hospital Improvement Series III A
5.000%, 11/15/2014	1,000	1,087
5.000%, 11/15/2016	1,000	1,085
Wichita Hospital, Christi Health System
5.000%, 11/15/2015	1,000	1,095

		5,833

Louisiana – 0.6%
Revenue Bond – 0.6%
Tangipahoa Parish Hospital Service District #1, North Oaks Medical Center Project Series A
5.000%, 02/01/2011	2,035	2,039

Massachusetts – 1.8%
Revenue Bonds – 1.8%
Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln Series B2
6.250%, 06/01/2014	1,290	1,274
Massachusetts Educational Financing Authority, Issue I Series B (AMT)
4.500%, 01/01/2016	2,455	2,508
Massachusetts Health & Educational Facilities Authority, Northeastern University Series T-1 Mandatory Put 02/16/2012 @ 100
4.125%, 10/01/2037	2,000	2,053

		5,835

Michigan – 1.1%
Revenue Bond – 0.7%
Michigan Hospital Finance Authority, Ascension Health Senior Credit Group Series B
5.000%, 11/15/2016	2,030	2,260

General Obligation – 0.4%
Warren School District, School Improvement (FGIC) (NATL)
5.000%, 05/01/2012	1,200	1,258

		3,518

Minnesota – 8.4%
Revenue Bonds – 3.7%
Minneapolis & St. Paul Housing & Redevelopment Authority, HealthPartners Obligation Group Project
5.250%, 12/01/2012	1,000	1,047
Minneapolis & St. Paul Metropolitan Apartments
Series B (AMT)
5.000%, 01/01/2015	2,500	2,716
Minneapolis, National Marrow Donor Program
5.000%, 08/01/2017	2,500	2,630
Minnesota Agricultural & Economic Development Board, Health Care Facilities, Essentia Series C-1 (AGC)
5.000%, 02/15/2015	1,335	1,462
Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
5.500%, 05/01/2016	910	944
5.500%, 05/01/2017	1,065	1,101
St. Cloud Health Care Facilities, CentraCare Health System Series A
5.000%, 05/01/2015	1,000	1,088
St. Paul Housing & Redevelopment Authority, Gillette Children’s Specialty
3.000%, 02/01/2012	1,000	1,016

		12,004

General Obligations – 4.7%
Bemidji Temporary Sales Tax
4.500%, 02/01/2012	3,000	3,009
Edina Independent School District #273
Series A (MSDCEP)
1.500%, 02/14/2011	10,000	10,013
St. Cloud Independent School District #742, Aid Anticipation Certificates
1.500%, 08/19/2011	2,000	2,012

		15,034

		27,038

Mississippi – 1.9%
Revenue Bonds – 1.9%
Mississippi Series B-1 (AGC)
4.000%, 07/01/2015	3,235	3,453
Mississippi Hospital Equipment & Facilities Authority, North Mississippi Health Services
Series 1
5.000%, 10/01/2017	2,250	2,484

		5,937

74   Nuveen Investments

Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Missouri – 2.4%
Revenue Bonds – 2.4%
Kirkwood Industrial Development Authority, Aberdeen Heights Series C-3
6.500%, 05/15/2015	$3,000	$2,979
Missouri Finance Board, Infrastructure Facilities, Water Systems Series E
4.000%, 11/01/2016	2,020	2,069
Missouri Health & Educational Facilities Authority, Webster University
5.250%, 04/01/2021	2,000	2,004
Osage Beach Tax Increment, Prewitt’s Point Project
4.625%, 05/01/2011	465	465

		7,517

Montana – 1.0%
Revenue Bond – 1.0%
Montana Finance Authority Series B
5.000%, 01/01/2019	2,740	3,001

Nebraska – 0.1%
Revenue Bond – 0.1%
Central Plains Energy Project, Nebraska Gas Project #1 Series A
5.250%, 12/01/2021	250	245

New Hampshire – 0.8%
Revenue Bond – 0.8%
New Hampshire Health & Education Facilities Authority, Concord Hospital Series D2
5.000%, 05/01/2011	2,585	2,610

New Jersey – 2.0%
Revenue Bond – 2.0%
New Jersey Transportation Trust Fund
Series D
5.000%, 12/15/2018	6,000	6,516

New Mexico – 0.7%
Revenue Bond – 0.7%
New Mexico Educational Assistance Foundation
Series C (AMT)
3.900%, 09/01/2014	2,000	2,082

New York – 1.1%
General Obligation – 1.1%
New York Series A
5.000%, 08/01/2011	3,435	3,526

North Carolina – 0.3%
Revenue Bond – 0.3%
North Carolina Municipal Power Agency, #1 Catawba Electric Series C
5.000%, 01/01/2021	1,000	1,069

Ohio – 0.3%
Revenue Bond – 0.3%
Ohio Air Quality Development Authority, Ohio Power Company Series A, Mandatory Put 06/02/2014 @ 100
3.250%, 06/01/2041	1,000	1,002

Oklahoma – 1.0%
Revenue Bonds – 1.0%
Cleveland County Public Facilities Authority, Norman Public Schools Project
3.500%, 06/01/2012	2,000	2,058
Tulsa County Individual Educational Facilities Authority, Jenks Public School
5.000%, 09/01/2014	1,125	1,257

		3,315

Oregon – 1.0%
Revenue Bond – 1.0%
Medford Hospital Facilities Authority, Asante Health System (AGM)
5.000%, 08/15/2015	2,840	3,153

Pennsylvania – 0.3%
Revenue Bond – 0.3%
Allegheny County Airport Authority, Pittsburgh International Airport Series A (AGM) (AMT)
5.000%, 01/01/2016	1,000	1,049

South Carolina – 2.0%
Revenue Bonds – 1.0%
Georgetown County Pollution Control Facilities, International Paper Company Project Series A
5.125%, 02/01/2012	1,500	1,541
Richland County Environmental Improvement
Series A
4.600%, 09/01/2012	1,000	1,025
South Carolina Jobs-Economic Development Authority, Palmetto Health
5.000%, 08/01/2015	500	531

		3,097

Certificate of Participation – 1.0%
Scago Public Facilities Corporation, Lancaster County Project (AGC)
3.500%, 12/01/2011	3,315	3,390

		6,487

South Dakota – 0.4%
Revenue Bond – 0.4%
South Dakota Health & Educational Facilities Authority, Sanford Health
4.500%, 11/01/2015	1,305	1,397

Tennessee – 1.4%
Revenue Bonds – 1.4%
Memphis-Shelby County Airport Authority
Series B (AMT)
5.000%, 07/01/2016	1,000	1,081
Memphis-Shelby County Sports Authority, Memphis Arena Project Series B
5.500%, 11/01/2020	1,270	1,382
Metropolitan Nashville Airport Authority
Series A
5.000%, 07/01/2016	1,800	2,002

		4,465

Texas – 4.6%
Revenue Bonds – 4.6%
Dallas Fort Worth International Airport
Series A
5.000%, 11/01/2021	1,000	1,049
Harrison County Health Facilities, Good Shepherd Health Systems
4.000%, 07/01/2015	1,000	997
Lower Colorado River Authority (AMBAC)
5.000%, 05/15/2012	2,615	2,762
Escrowed to Maturity (AMBAC)
5.000%, 05/15/2012 §	70	73
Tarrant County Cultural Education Facilities, CC Young Memorial Home Series B-2
6.500%, 02/15/2014	2,000	1,991
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Hendrick Medical Center Series A (AGC)
4.000%, 09/01/2015	1,425	1,489

Nuveen Investments   75

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

4.000%, 09/01/2016	$1,070	$1,111
4.375%, 09/01/2018	1,355	1,390
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Mirador Project Series B-2
6.250%, 11/15/2014	2,000	1,986
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way Series C-2
6.500%, 11/15/2014	2,000	1,966

		14,814

Virgin Islands – 0.3%
Revenue Bond – 0.3%
Virgin Islands Public Finance Authority Series B
5.000%, 10/01/2019	1,000	1,069

Virginia – 4.3%
Revenue Bonds – 4.3%
Virginia Housing Development Authority, Commonwealth Mortgage Series D1 (AMT)
4.300%, 01/01/2014	7,000	7,218
Virginia Public Building Authority Series A
5.000%, 08/01/2014	6,000	6,563

		13,781

Washington – 1.1%
Revenue Bonds – 1.1%
Port Seattle Series C (AMT)
5.000%, 02/01/2016	1,000	1,082
Washington Health Care Facilities Authority, Central Washington Health Services
5.000%, 07/01/2013	1,225	1,273
5.000%, 07/01/2014	1,150	1,202

		3,557

Wisconsin – 0.6%
Revenue Bonds – 0.6%
Wisconsin Health & Educational Facilities Authority, Aurora Health Care Series A
5.000%, 04/15/2016	1,000	1,043
Wisconsin Health & Educational Facilities Authority, St. John’s Communities
5.400%, 09/15/2014	1,000	991

		2,034

Total Municipal Bonds
(Cost $228,434)		231,858

Short-Term Investments – 26.0%
Money Market Fund – 9.8%
First American Tax Free Obligations Fund, Class Z
0.086% Å Ω	31,483,298	31,483

Variable Rate Demand Notes ❖ – 16.2%
California Financial Authority, Goodwill Industries – Orange County (LOC: Wells Fargo Bank)
0.380%, 10/01/2033	$5,385	5,385
Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project (LOC: JP Morgan Chase Bank)
0.300%, 01/01/2037	7,795	7,795
Cohasset Power & Light Company Project
Series A (LOC: LaSalle Bank)
0.420%, 06/01/2020	5,420	5,420
Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Colorado Educational & Cultural Facilities Authority, Denver Seminary Project (LOC: Wells Fargo Bank)
0.430%, 07/01/2034	2,465	2,465
Glendale Individual Development Authority, Senior Living Facilities, Friendship Retirement Corporation (LOC: Wells Fargo Bank)
0.430%, 01/01/2027	5,500	5,500
Indiana Health Facilities, Financing Authority, Anthony Wayne Rehabilitation Center (LOC: Wells Fargo Bank)
0.430%, 02/01/2031	2,345	2,345
Lake Oswego Redevelopment Agency Tax Increment Series A (LOC: Wells Fargo Bank)
0.430%, 06/01/2020	2,265	2,265
Massachusetts Health & Educational Facilities Authority, Dana Farber Cancer Institute
Series L1
0.300%, 12/01/2046	3,000	3,000
Milwaukee Redevelopment Authority, Yankee Hill Apartments (LOC: Wells Fargo Bank)
0.330%, 09/01/2025	1,100	1,100
Philadelphia Gas Works Series C
0.310%, 08/01/2031	2,000	2,000
Robbinsdale, North Memorial Series A-3
0.300%, 05/01/2033	1,000	1,000
South Fulton Municipal Regional Water & Sewer Authority (LOC: Bank of America)
0.420%, 01/01/2033	7,000	7,000
Washington Health Care Facilities Authority, Southwest Washington Medical Center
Series B (LOC: Bank of America)
0.350%, 09/01/2034	6,755	6,755

		52,030

Total Short-Term Investments
(Cost $83,513)		83,513

Total Investments – 98.3%
(Cost $311,947)		315,371

Other Assets and Liabilities, Net – 1.7%		5,456

Total Net Assets – 100.0%		$320,827

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¥	Security considered illiquid. As of December 31, 2010, the fair value of the fund’s investments considered to be illiquid was $528 or 0.2% of total net assets.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of December 31, 2010.

▲	During July 2010, the original issue for this security (1,000,000 par, 5.10% coupon and May 15, 2011 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.1% coupon and May 15, 2014 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.0% coupon and May 15, 2052 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

76   Nuveen Investments

Short Tax Free Fund (concluded)

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

FGIC –	Financial Guarantee Insurance corporation

LOC –	Letter of Credit

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Corporation

Nuveen Tax Free Fund (“Tax Free Fund”)
(formerly known as First American Tax Free Fund)
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.0%
Alabama – 0.1%
Revenue Bond – 0.1%
Camden Industrial Development Board, Weyerhaeuser Company Project, Series B, Pre-refunded 12/01/2013 @ 100 (AMT)
6.375%, 12/01/2024 ◊	$350	$402

Alaska – 1.0%
Revenue Bond – 1.0%
Alaska International Airports, Series A (AMT)
5.000%, 10/01/2027	5,000	4,697

Arizona – 8.2%
Revenue Bonds – 5.8%
Arizona Health Facilities Authority, Blood Systems
4.750%, 04/01/2025	300	288
Arizona Health Facilities Authority, The Terraces Project, Series A, Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,055	3,527
Arizona State University Nanotechnology Project, Series A (AGC)
5.000%, 03/01/2034	200	195
Cottonwood Water, Senior Lien (SGI)
5.000%, 07/01/2017	250	267
Gilbert Public Facilities Municipal Property
5.500%, 07/01/2027	500	519
Glendale Industrial Development Authority
4.625%, 12/01/2027	200	170
Glendale Industrial Development Authority, John C. Lincoln Health Network
5.000%, 12/01/2032	100	87
Glendale Industrial Development Authority, Midwestern University
5.000%, 05/15/2031	500	463
Greater Arizona Development Authority, Infrastructure, Series B
5.250%, 08/01/2026	750	759
Greater Arizona Development Authority, Infrastructure, Pinal County Road Project, Series 1 (NATL)
4.500%, 08/01/2025	750	709
Marana Municipal Property, Series A
5.000%, 07/01/2028	250	247
Maricopa County Hospital, Sun Health Corporation, Pre-refunded 04/01/2024 @ 100
5.000%, 04/01/2025 ◊	200	213
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
5.375%, 07/01/2023	500	506
5.250%, 07/01/2032	3,600	3,380
Maricopa County Industrial Development Authority, Senior Living Healthcare, Immanuel Care, Series A (GNMA)
4.850%, 08/20/2026	750	739
5.000%, 08/20/2035	500	469
Peoria Improvement District #0601
4.250%, 01/01/2022	465	473
Peoria Municipal Development Authority
5.000%, 07/01/2015	310	353
Phoenix Civic Improvement, Junior Lien, Series A
5.000%, 07/01/2031	4,000	3,827

See accompanying notes to financial statements.

Nuveen Investments   77

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Pinal County Industrial Development Authority, Correctional Facilities Contract, Florence West Prison Project Series A (ACA)
5.000%, 10/01/2016	$250	$251
Queen Creek Improvement District #001
5.000%, 01/01/2020	300	300
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
5.000%, 09/01/2022	1,000	1,021
Scottsdale Municipal Property Corporation, Excise Tax, Series C Convertible CABs (AMBAC)
0.000% through 07/01/2013, thereafter 4.550%, 07/01/2021 ◗	500	459
Scottsdale Municipal Property Corporation, Excise Tax, Water and Sewer Development Project, Series A
5.000%, 07/01/2021	4,300	4,709
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,178	1,124
University Medical Center Corporation
5.000%, 07/01/2016	215	225
5.000%, 07/01/2024	450	437
Yavapai County Industrial Development Authority, Waste Management Incorporated Project, Series A1 (AMT)
4.900%, 03/01/2028	400	364
Yavapai County Industrial Development Authority, Yavapai Regional Medical Center
Series A
6.000%, 08/01/2033	100	98
Series A (RAAI)
5.250%, 08/01/2021	375	371
Yuma Improvement District #68
4.700%, 01/01/2021	365	346

		26,896

General Obligations – 2.1%
Chandler
4.375%, 07/01/2028	500	475
Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
5.250%, 07/01/2022	6,630	6,925
Greenlee County School District #18, Morenci School Improvement
5.000%, 07/01/2012	165	171
Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
5.000%, 07/01/2027	1,000	1,004
Pinal County Unified School District #1, Florence School Improvement Project of 2006, Series A (FGIC) (NATL)
5.000%, 07/01/2027	1,000	1,007
Tucson
5.500%, 07/01/2018	250	294

		9,876

Certificates of Participation – 0.3%
Arizona School Facilities Board
5.250%, 09/01/2023	500	509
Northern Arizona University, Research Projects (AMBAC)
5.000%, 09/01/2023	140	139
Pinal County
5.000%, 12/01/2014	400	431

		1,079

		37,851

California – 8.2%
Revenue Bonds – 6.7%
California Department of Water Resources, Central Valley Project, Series AE
5.000%, 12/01/2021	2,000	2,191
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project Series B (AMT) (GTY)
5.000%, 07/01/2027	2,500	2,373
Series C (AMT) (GTY)
5.125%, 11/01/2023	5,000	4,942
California Statewide Communities Development Authority, St. Joseph Series B (FGIC)
5.450%, 07/01/2026	1,050	1,045
Series C (FGIC)
5.450%, 07/01/2026	1,050	1,045
Chula Vista Industrial Development, San Diego Gas & Electric, Series A (AMT)
4.900%, 03/01/2023	2,500	2,455
Loma Linda University Medical Center, Series A
8.250%, 12/01/2038	1,500	1,635
Los Angeles County Metropolitan Transportation Authority, Measure R, Series B
5.000%, 06/01/2018	6,000	6,813
San Francisco City & County Airports, International Airport, Series A
4.900%, 05/01/2029	4,000	3,729
Southern California Public Power Authority, Transmission Project, Series A
5.000%, 07/01/2020	4,000	4,337
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT)
5.000%, 12/01/2022	1,000	836

		31,401

General Obligations – 1.5%
Poway Unified School District, Election of 2008, District 2007-1-A, Zero Coupon Bond
5.945%, 08/01/2023 ¤	3,775	1,806
Victor Valley Joint Union High School District, Election of 2008, Series A Convertible CABs (AGC)
0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	5,000	2,677
Westminster School District, Series A1, Zero Coupon Bond (AGC)
6.240%, 08/01/2026 ¤	2,485	954
6.440%, 08/01/2028 ¤	1,405	461
6.510%, 08/01/2029 ¤	2,920	888

		6,786

		38,187

Colorado – 3.4%
Revenue Bonds – 3.4%
Colorado Health Facilities Authority, Covenant Retirement Communities, Series B
6.125%, 12/01/2033	1,150	1,073

78   Nuveen Investments

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Colorado Health Facilities Authority, Evangelical Lutheran
5.900%, 10/01/2027	$2,500	$2,503
5.000%, 06/01/2029	2,000	1,831
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5.250%, 01/01/2025	5,000	5,090
Colorado Housing & Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project (AMT)
5.700%, 07/01/2018	1,590	1,621
Denver City & County Airport System, Series A
5.000%, 11/15/2021	3,500	3,705

		15,823

Delaware – 1.2%
Revenue Bond – 1.2%
Delaware Transportation Authority, Transportation System
5.000%, 07/01/2019	5,000	5,768

Florida – 2.3%
Revenue Bonds – 1.7%
Halifax Hospital Medical Center, Series A
5.000%, 06/01/2038	375	322
Palm Beach County Health Facilities Authority, Retirement Community, Acts Retirement Life, Series A
4.500%, 11/15/2036	10,000	7,801

		8,123

Certificate of Participation – 0.6%
Palm Beach County School Board (FGIC) (NATL)
5.000%, 08/01/2018	2,415	2,611

		10,734

Georgia – 2.3%
Revenue Bonds – 2.3%
DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
6.000%, 09/01/2030	4,000	3,950
Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
5.125%, 03/01/2026	2,300	2,241
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
6.125%, 02/15/2026	1,500	1,349
6.125%, 02/15/2034	2,500	2,157
Georgia Municipal Electric Authority Power, Series BB (IBC) (NATL)
5.250%, 01/01/2025	1,000	1,033

		10,730

Hawaii – 1.0%
Revenue Bonds – 1.0%
Hawaii Department of Budget & Finance, Special Purpose, 15 Craigside Project, Series A
8.750%, 11/15/2029	1,000	1,132
9.000%, 11/15/2044	1,250	1,403
Hawaii Department of Budget & Finance, Special Purpose, Kahala Nui Project, Series A
8.000%, 11/15/2033	2,000	2,104

		4,639

Idaho – 0.2%
Revenue Bond – 0.2%
Idaho Health Facilities Authority, Trinity Health Group, Series B
6.250%, 12/01/2033	750	796

Illinois – 6.2%
Revenue Bonds – 5.8%
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	400	310
Illinois Finance Authority, Illinois Institute of Technology
7.125%, 02/01/2034	3,500	3,701
Illinois Finance Authority, Landing at Plymouth Place Project, Series A
6.000%, 05/15/2037	2,300	1,872
Illinois Finance Authority, Roosevelt University
6.250%, 04/01/2029	2,000	1,983
5.500%, 04/01/2037	2,800	2,537
Illinois Finance Authority, Rush University Medical Center, Obligated Group Series A
7.250%, 11/01/2030	3,680	4,068
Series C
6.625%, 11/01/2039	1,265	1,321
Illinois Finance Authority, Silver Cross Hospital & Medical Centers
5.500%, 08/15/2030	3,230	2,941
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	94
Illinois Health Facilities Authority, Covenant Retirement Communities
5.875%, 12/01/2031	4,500	4,151
Series A (RAAI)
5.500%, 12/01/2022	4,000	3,905

		26,883

General Obligation – 0.4%
Chicago Illinois Board of Education, Series C
5.000%, 12/01/2020	2,000	2,062

		28,945

Indiana – 2.4%
Revenue Bonds – 2.4%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2032	425	355
Indiana Health & Educational Facilities Financing Authority, Community Foundation
5.500%, 03/01/2037	2,830	2,508
Indiana Health & Educational Facilities Financing Authority, Schneck Memorial Hospital Project, Series A
5.250%, 02/15/2030	400	362
Indiana Municipal Power Agency, Power Supply, Series B (NATL)
6.000%, 01/01/2012	1,000	1,050
Indiana Transportation Finance Authority, Series A (AMBAC)
5.750%, 06/01/2012	2,000	2,088
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project, (AMT) (GTY: Federal Express)
5.100%, 01/15/2017	3,000	3,113
Portage Economic Development, Ameriplex Project
5.000%, 07/15/2023	1,000	949

Nuveen Investments   79

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

5.000%, 01/15/2027	$775	$706

		11,131

Iowa – 0.1%
Revenue Bond – 0.1%
Muscatine Electric, Escrowed to Maturity
6.700%, 01/01/2013 §	410	441

Kansas – 1.5%
Revenue Bonds – 1.5%
Kansas Department of Transportation, Series B2
5.000%, 09/01/2022	500	550
Kansas Development Finance Authority, Adventist Health System
5.500%, 11/15/2029	4,500	4,666
Olathe Senior Living Facility, Catholic Care Campus, Series A
6.000%, 11/15/2038	2,000	1,700

		6,916

Louisiana – 0.7%
Revenue Bonds – 0.7%
Jefferson Parish, Home Mortgage Authority, Escrowed to Maturity (FGIC) (FHA) (VA)
7.100%, 08/01/2011 §	1,000	1,036
Rapides Financial Authority, Cleco Power LLC Project (AMBAC) (AMT)
4.700%, 11/01/2036	3,000	2,393

		3,429

Maryland – 0.9%
General Obligation – 0.9%
Frederick County, Series C
5.000%, 12/01/2020	3,685	4,249

Massachusetts – 3.0%
Revenue Bonds – 3.0%
Massachusetts Development Finance Agency, Harvard University, Series B1
5.000%, 10/15/2040	5,000	5,128
Massachusetts Development Finance Agency, Health Care Facility, AdventCare Project, Series A
6.750%, 10/15/2037	2,850	2,505
Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln
Series A
7.875%, 06/01/2044	1,000	1,022
Series B2
6.250%, 06/01/2014	640	632
Massachusetts Educational Financing Authority, Issue I, Series B (AMT)
5.500%, 01/01/2023	1,000	992
Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
5.750%, 07/01/2039	3,000	2,940
Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue, Series D
5.000%, 07/01/2033	1,000	898

		14,117

Michigan – 2.6%
Revenue Bonds – 2.6%
Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
5.000%, 05/15/2026	7,665	7,409
Michigan Hospital Finance Authority, McLaren Health Care, Series A
5.250%, 05/15/2018	1,000	1,092
Royal Oak Hospital Finance Authority, William Beaumont Hospital
8.000%, 09/01/2029	3,000	3,443

		11,944

Minnesota – 5.3%
Revenue Bonds – 5.3%
Cuyuna Range Hospital District
5.200%, 06/01/2025	1,000	951
Minneapolis Health Care System, Fairview Health Services, Series A
6.625%, 11/15/2028	3,000	3,231
Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services, Series A
6.375%, 11/15/2029	95	95
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
6.200%, 12/01/2022	2,995	2,780
Northern Municipal Power Agency
Series A1
5.000%, 01/01/2019	1,000	1,084
5.000%, 01/01/2020	5,500	5,895
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	1,000	905
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
5.000%, 11/15/2019	4,500	4,688
St. Paul Housing & Redevelopment Authority, Health Care Facilities, HealthPartners Obligated Group Project
5.250%, 05/15/2026	1,500	1,389
St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
6.000%, 11/15/2025	2,000	1,913
6.000%, 11/15/2030	2,000	1,801

		24,732

Missouri – 0.7%
Revenue Bond – 0.7%
Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project (AGM)
5.250%, 07/01/2027	3,185	3,245

Montana – 1.5%
Revenue Bonds – 1.5%
Forsyth Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	2,500	2,483
Montana Facility Finance Authority, Senior Living, St. John’s Lutheran Ministries Project, Series A
6.125%, 05/15/2036	2,500	1,997
Montana Finance Authority, Health Care Facilities, Powell County Memorial Hospital Association, Series A
5.000%, 07/01/2036	2,500	2,496

		6,976

Nebraska – 3.3%
Revenue Bonds – 3.3%
Nebraska Public Power District, Series B
5.000%, 01/01/2020	2,750	2,967
Washington County Wastewater & Solid Waste Disposal Facilities, Cargill Incorporated Project (AMT)
4.850%, 04/01/2035	12,000	10,772

80   Nuveen Investments

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
5.900%, 11/01/2027	$1,700	$1,720

		15,459

Nevada – 1.9%
Revenue Bonds – 1.9%
Carson City Hospital, Carson-Tahoe Hospital
5.750%, 09/01/2031	2,740	2,603
Pre-refunded 09/01/2012 @ 101
5.750%, 09/01/2031 ◊	2,260	2,457
Clark County Industrial Development, Southwest Gas Corporation Project
Series A (AMBAC) (AMT)
5.250%, 07/01/2034	4,000	3,594
Series A (AMT) (FGIC)
4.750%, 09/01/2036	80	65

		8,719

New Hampshire – 0.4%
Revenue Bonds – 0.4%
New Hampshire Health & Educational Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,256
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.875%, 07/01/2034	800	731

		1,987

New York – 0.3%
Revenue Bond – 0.3%
Troy Capital Resource, Rensselaer Polytechnic Institute Project, Series B
5.000%, 09/01/2020	1,400	1,487

North Carolina – 2.5%
Revenue Bond – 0.3%
North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian, Series B
5.200%, 10/01/2021	1,500	1,434

General Obligation – 2.2%
North Carolina, Public Improvement, Series A, Pre-refunded 03/01/2015 @ 100
5.000%, 03/01/2021 ◊	8,765	9,960

		11,394

North Dakota – 0.2%
General Obligations – 0.2%
West Fargo, Series A (AGC)
4.000%, 05/01/2017	550	567
4.000%, 05/01/2018	540	552

		1,119

Ohio – 1.3%
Revenue Bonds – 1.3%
Lake County Hospital Facilities, Lake Hospital System, Series C
5.625%, 08/15/2029	3,250	3,203
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	962
Ohio Higher Educational Facility, Baldwin-Wallace College Project
5.250%, 12/01/2019	1,540	1,616

		5,781

Oregon – 1.7%
Revenue Bonds – 1.7%
Gilliam County Solid Waste Disposal, Waste Management Project (AMT)
5.250%, 07/01/2029	1,500	1,427
Portland Airport, Portland International (AMT)
5.000%, 07/01/2027	7,155	6,631

		8,058

Pennsylvania – 3.9%
Revenue Bonds – 2.6%
Delaware County Authority College, Neumann College
6.125%, 10/01/2034	1,000	981
Erie County Industrial Development Authority, International Paper Company Project, Series A (AMT)
5.000%, 11/01/2018	1,350	1,340
Pennsylvania Economic Development Authority, Allegheny Energy Supply
7.000%, 07/15/2039	5,000	5,382
Philadelphia Gas Works, Ninth Series
5.000%, 08/01/2030	2,000	1,850
State Public School Building Authority, Delaware County Community College Project (AGM)
5.000%, 10/01/2024	1,600	1,667
Westmoreland County Industrial Development Authority, Redstone Retirement Community, Series A
5.750%, 01/01/2026	1,200	1,060

		12,280

General Obligation – 1.3%
Pennsylvania, Series A
5.000%, 05/01/2019	5,000	5,757

		18,037

Puerto Rico – 2.2%
Revenue Bond – 2.1%
Puerto Rico Electric Power Authority, Series VV (NATL)
5.250%, 07/01/2029	10,000	9,757

General Obligation – 0.1%
Puerto Rico Commonwealth, Series A
5.000%, 07/01/2027	550	516

		10,273

South Carolina – 1.0%
Revenue Bonds – 0.4%
Georgetown County Environmental Improvement, International Paper, Series A (AMT)
5.550%, 12/01/2029	700	650
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance Series A
6.125%, 08/01/2023	1,250	1,285
Series C, Pre-refunded 08/01/2013 @ 100
6.375%, 08/01/2034 ◊	135	153

		2,088

General Obligation – 0.6%
South Carolina Infrastructure, Series A
3.000%, 10/01/2024	3,000	2,687

		4,775

South Dakota – 3.6%
Revenue Bonds – 3.6%
Rapid City Airport, Recovery Zone, Series B
7.000%, 12/01/2030 *	2,500	2,502

Nuveen Investments   81

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Sioux Falls Health Facilities, Dow Rummel Village Project, Series A, Pre-refunded 11/15/2012 @ 100
6.625%, 11/15/2023 ◊	$2,270	$2,509
South Dakota Economic Development Finance Authority, Pooled Loan Program – Davis Family, Series 4A (AMT)
6.000%, 04/01/2029	1,400	1,401
South Dakota Economic Development Finance Authority, Pooled Loan Program – Spearfish Forest, Series A (AMT)
5.875%, 04/01/2028	2,000	1,994
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
5.500%, 08/01/2038	7,000	7,104
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2031	1,250	1,119

		16,629

Tennessee – 2.0%
Revenue Bonds – 1.8%
Claiborne County Industrial Development Board, Lincoln Memorial University Project
6.625%, 10/01/2039	3,000	2,994
Johnson City Health & Educational Facilities Board, Mountain States Health, Series A, Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2033 ◊	2,500	2,765
Memphis-Shelby County Airport Authority, Series B (AMT)
5.750%, 07/01/2025	1,200	1,209
Shelby County Health, Educational, & Housing Facility Board, Methodist Healthcare, Pre-refunded 09/01/2012 @ 100
6.500%, 09/01/2021 ◊	1,125	1,232

		8,200

General Obligation – 0.2%
Shelby County
5.000%, 04/01/2020	1,000	1,131

		9,331

Texas – 13.7%
Revenue Bonds – 11.0%
Abilene Health Facilities Development, Sears Methodist Retirement Project
5.875%, 11/15/2018	455	398
Series A
5.875%, 11/15/2018	2,280	1,994
Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
5.000%, 01/01/2023	3,635	3,533
Bryan Electric System
5.000%, 07/01/2019	3,500	3,802
Crawford Education Facilities, University of St. Thomas Project
5.250%, 10/01/2022	1,300	1,248
5.375%, 10/01/2027	1,750	1,613
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
7.250%, 12/01/2035	2,000	2,175
Harrison County Health Facilities, Good Shepherd Health Systems
5.250%, 07/01/2028	3,000	2,698
Lubbock Educational Facilities Authority, Lubbock Christian University
5.125%, 11/01/2027	1,000	926
5.250%, 11/01/2037	2,500	2,221
North Texas Tollway Authority, First Tier, Series E3, Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	4,500	4,974
Red River Authority Sewer & Solid Waste Disposal, Excel Corporation Project (AMT)
6.100%, 02/01/2022	3,775	3,824
San Antonio Electric & Gas
5.000%, 02/01/2025	4,000	4,234
Series A
5.250%, 02/01/2025	10,000	10,763
San Marcos Waterworks & Waste Water Systems (AGM)
5.000%, 08/15/2026	1,000	1,017
Tarrant County Cultural Education Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
6.000%, 11/15/2026	1,600	1,579
Travis County Health Facilities, Querencia Barton Creek Project
5.500%, 11/15/2025	1,300	1,130
5.650%, 11/15/2035	4,100	3,243

		51,372

General Obligations – 2.7%
Fort Bend Independent School District, Escrowed to Maturity (PSFG)
5.000%, 02/15/2014 §	500	558
Humble Independent School District, Series A (AGC)
5.250%, 02/15/2022	2,635	2,910
Klein Independent School District, Series A (PSFG)
5.000%, 08/01/2022	2,000	2,235
5.000%, 08/01/2023	2,285	2,521
Port Houston Authority, Harris County, Series D1
5.000%, 10/01/2030	2,000	2,037
San Marcos Certificates of Obligation (AGM)
5.000%, 08/15/2025	1,000	1,031
5.000%, 08/15/2027	1,000	1,017

		12,309

		63,681

Utah – 0.2%
Revenue Bonds – 0.2%
Intermountain Power Agency, Utah Power Supply Series A (AMBAC)
6.500%, 07/01/2011	365	376
Series A, Escrowed to Maturity (AMBAC)
6.500%, 07/01/2011 §	635	654

		1,030

Vermont – 0.2%
Revenue Bond – 0.2%
Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
5.250%, 05/01/2026	1,000	869

Virginia – 0.2%
Revenue Bond – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
5.850%, 12/01/2020	1,000	1,021

82   Nuveen Investments

Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Washington – 3.5%
Revenue Bonds – 3.5%
Energy Northwest Washington Electric, Project 3, Series A
5.000%, 07/01/2018	$2,500	$2,883
Seattle Municipal Light & Power, Series B
5.000%, 02/01/2022	5,000	5,451
Washington Health Care Facilities Authority, Central Washington Health Services
6.250%, 07/01/2024	2,000	2,065
7.000%, 07/01/2039	2,000	2,067
Washington Higher Education Facilities Authority, Whitworth University Project
5.375%, 10/01/2029	3,000	2,819
Washington Public Power Supply System, Nuclear Project #3, Series B
7.125%, 07/01/2016	600	746

		16,031

Wisconsin – 1.6%
Revenue Bonds – 1.6%
Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals, Series A
6.750%, 08/15/2034	2,000	1,906
Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
6.125%, 06/01/2039	1,225	1,140
Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
5.250%, 08/15/2024	2,000	2,063
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
6.000%, 12/01/2024	1,000	858
Wisconsin Health & Educational Facilities Authority, New Castle Place Project, Series A
7.000%, 12/01/2031	2,000	1,624

		7,591

Wyoming – 0.5%
Revenue Bond – 0.5%
Teton County Hospital District, St. John’s Medical Center
6.750%, 12/01/2022	2,100	2,099

Total Municipal Bonds
(Cost $459,299)		451,123

Short-Term Investments – 2.8%
First American Tax Free Obligations Fund, Class Z
0.086% Å Ω
(Cost $12,953)	12,953,323	12,953

Total Investments – 99.8%
(Cost $472,252)		464,076

Other Assets and Liabilities, Net – 0.2%		802

Total Net Assets – 100.0%		$464,878

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.
Tax Free Fund (concluded)

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

*	Security purchased on a when-issued/delayed-delivery basis.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Administration

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

GTY –	Guaranty Agreement

IBC –	Insured Bond Certificate

NATL –	National Public Finance Guarantee Corporation

PSFG –	Permanent School Fund Guarantee

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

VA –	Veterans Administration

See accompanying notes to financial statements.

Nuveen Investments   83

Statements of Assets and Liabilities	December 31, 2010 (unaudited), all dollars and shares are rounded to thousands (000), except per share data

				Minnesota
	California	Colorado	Intermediate	Intermediate	Minnesota Municipal
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Municipal Bond Fund	Bond Fund

Unaffiliated investments, at cost	$96,673	$58,815	$729,726	$225,957	$160,873
Affiliated money market fund, at cost(a)	1,249	1,599	6,078	—	—

ASSETS:
Unaffiliated investments, at fair value	$95,285	$58,684	$748,474	$231,347	$159,037
Affiliated money market fund, at fair value(a)	1,249	1,599	6,078	—	—
Cash	—	—	2	—	—
Receivables:
Dividends and interest	1,433	558	9,650	3,006	2,133
Investments sold	—	69	—	344	—
Fund shares sold	127	79	1,814	16	354
From Advisor	—	3	—	—	—
Other assets	7	8	29	8	9

Total assets	98,101	61,000	766,047	234,721	161,533

LIABILITIES:
Payables:
Dividends	312	169	2,192	571	265
Investments purchased	—	—	—	—	—
Fund shares redeemed	207	1	760	342	513
To affiliates	36	22	447	133	88
Distribution and shareholder servicing fees	5	4	5	6	26
Other liabilities	18	18	15	17	16

Total liabilities	578	214	3,419	1,069	908

Net assets	$97,523	$60,786	$762,628	$233,652	$160,625

COMPOSITION OF NET ASSETS:
Capital paid-in	$98,738	$60,891	$743,886	$228,281	$162,477
Undistributed (Over-distribution of) net investment income	43	(10)	(217)	102	221
Accumulated net realized gain (loss)	130	36	211	(121)	(237)
Net unrealized appreciation (depreciation)	(1,388)	(131)	18,748	5,390	(1,836)

Net assets	$97,523	$60,786	$762,628	$233,652	$160,625

Class A:
Net assets	$17,120	$10,948	$59,039	$38,041	$85,432
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,628	1,124	5,528	3,818	8,101
Net asset value and redemption price per share	$10.52	$9.74	$10.68	$9.96	$10.55
Maximum offering price per share	$10.99	$10.17	$10.93	$10.19	$11.02
Class C:
Net assets	$5,956	$2,663	$4,356	$6,548	$25,328
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	565	274	406	656	2,413
Net asset value, offering price, and redemption price per share	$10.53	$9.71	$10.73	$9.98	$10.50
Class Y: (See Note 1)
Net assets	$74,447	$47,175	$699,233	$189,063	$49,865
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	7,079	4,831	65,646	19,092	4,735
Net asset value, offering price, and redemption price per share	$10.52	$9.77	$10.65	$9.90	$10.53

(a)	Effective January 1, 2011, this investment is no longer affiliated.

See accompanying notes to financial statements.

84   Nuveen Investments

			Oregon Intermediate
Missouri	Nebraska Municipal	Ohio	Municipal	Short
Tax Free Fund	Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

$156,388	$39,417	$59,730	$147,225	$280,464	$459,299
2,304	403	3,029	2,608	31,483	12,953

$153,888	$39,798	$59,462	$150,444	$283,888	$451,123
2,304	403	3,029	2,608	31,483	12,953
—	—	—	—	—	—

2,167	555	669	1,227	3,637	7,322
—	716	—	—	—	—
465	17	157	65	2,459	323
—	8	3	—	—	—
9	9	7	7	20	29

158,833	41,506	63,327	154,351	321,487	471,750

490	115	203	346	437	1,520
—	—	—	—	—	2,489
82	1	1,740	450	59	2,565
88	18	23	85	147	278
2	4	1	4	1	6
17	18	18	17	16	14

679	156	1,985	902	660	6,872

$158,154	$41,350	$61,342	$153,449	$320,827	$464,878

$160,343	$41,643	$62,139	$150,419	$318,427	$481,849
159	18	12	145	143	(259)
152	(692)	(541)	(334)	(1,167)	(8,536)
(2,500)	381	(268)	3,219	3,424	(8,176)

$158,154	$41,350	$61,342	$153,449	$320,827	$464,878

$24,119	$7,089	$1,794	$31,943	$9,239	$47,728
2,112	703	178	3,220	930	4,643
$11.42	$10.09	$10.10	$9.92	$9.94	$10.28
$11.93	$10.54	$10.55	$10.15	$10.17	$10.74

$1,873	$4,222	$1,723	$—	$—	$6,184
164	422	173	—	—	605
$11.39	$10.01	$9.95	$—	$—	$10.23

$132,162	$30,039	$57,825	$121,506	$311,588	$410,966
11,567	2,979	5,731	12,253	31,348	39,939
$11.43	$10.08	$10.09	$9.92	$9.94	$10.29

See accompanying notes to financial statements.

Nuveen Investments   85

Statements of Operations	For the six-month period ended December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

				Minnesota	Minnesota
	California	Colorado	Intermediate	Intermediate	Municipal
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Municipal Bond Fund	Bond Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$2,625	$1,580	$18,488	$5,171	$3,904
Dividends from unaffiliated money market fund	—	—	—	—	1
Dividends from affiliated funds	—	—	2	—	—

Total investment income	2,625	1,580	18,490	5,171	3,905

EXPENSES:
Investment advisory fees	270	164	2,020	608	436
Administration fees	127	79	936	283	204
Transfer agent fees	40	40	41	41	42
Custodian fees	3	2	20	6	4
Professional fees	23	23	24	23	24
Registration fees	3	3	21	4	5
Postage & printing fees	3	1	21	6	4
Directors’ fees	16	16	16	16	16
Other expenses	10	10	11	10	10
Distribution and shareholder servicing fees:
Class A	23	14	78	48	116
Class C	19	10	10	18	91

Total expenses	537	362	3,198	1,063	952

Less: Fee waivers	(236)	(175)	(354)	(185)	(182)
Less: Expense reimbursement from Regulatory Settlement	—	—	(11)	—	—

Net expenses	301	187	2,833	878	770

Net investment income	2,324	1,393	15,657	4,293	3,135

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) from investments	130	138	419	(121)	(6)
Change in net unrealized appreciation (depreciation) of investments	(3,472)	(2,020)	(16,053)	(4,083)	(5,195)

Net realized and unrealized gain (loss)	(3,342)	(1,882)	(15,634)	(4,204)	(5,201)

Net increase (decrease) in net assets resulting from operations	$(1,018)	$(489)	$23	$89	$(2,066)

See accompanying notes to financial statements.

86   Nuveen Investments

	Nebraska		Oregon Intermediate
Missouri	Municipal	Ohio	Municipal	Short
Tax Free Fund	Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

$4,012	$1,035	$1,457	$3,380	$3,946	$12,579
—	—	—	—	—	7
1	—	—	1	2	3

4,013	1,035	1,457	3,381	3,948	12,589

418	109	165	419	801	1,294
196	53	79	196	372	601
40	41	41	30	30	42
4	1	2	4	8	13
24	24	24	24	24	22
5	4	3	3	15	20
4	1	2	4	9	12
16	16	16	16	16	16
10	10	10	10	10	11

32	9	2	44	11	61
6	15	5	—	—	20

755	283	349	750	1,296	2,112

(189)	(151)	(177)	(139)	(336)	(283)
—	—	—	—	—	(98)

566	132	172	611	960	1,731

3,447	903	1,285	2,770	2,988	10,858

250	(54)	12	168	269	(1,707)

(3,951)	(1,036)	(2,077)	(3,451)	(1,627)	(14,373)

(3,701)	(1,090)	(2,065)	(3,283)	(1,358)	(16,080)

$(254)	$(187)	$(780)	$(513)	$1,630	$(5,222)

See accompanying notes to financial statements.

Nuveen Investments   87

Statements of Changes in Net Assets	(Unaudited), all dollars are rounded to thousands (000)

	California		Colorado		Intermediate
	Tax Free Fund		Tax Free Fund		Tax Free Fund[1]

	Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

OPERATIONS:
Net investment income	$2,324	$4,452	$1,393	$2,847	$15,657	$29,940
Net realized gain (loss) from:
Investments	130	499	138	1,080	419	1,318
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(3,472)	5,413	(2,020)	2,902	(16,053)	27,550

Net increase (decrease) in net assets resulting from operations	(1,018)	10,364	(489)	6,829	23	58,808

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(382)	(722)	(225)	(470)	(1,193)	(1,856)
Class C	(105)	(153)	(56)	(118)	(50)	(16)
Class Y (See Note 1)	(1,822)	(3,542)	(1,096)	(2,237)	(14,353)	(27,974)
Accumulated net realized gains:
Class A	(38)	(44)	(99)	(101)	(54)	—
Class C	(12)	(11)	(24)	(27)	(4)	—
Class Y (See Note 1)	(166)	(211)	(433)	(455)	(639)	—

Total distributions	(2,525)	(4,683)	(1,933)	(3,408)	(16,293)	(29,846)

FUND SHARE TRANSACTIONS:
Class A:
Proceeds from sales	2,994	2,905	1,182	1,018	11,652	32,251
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	289	466	252	442	895	1,253
Payments for redemptions	(2,850)	(3,438)	(856)	(2,325)	(11,832)	(10,578)

Net increase (decrease) in net assets from Class A transactions	433	(67)	578	(865)	715	22,926

Class C:
Proceeds from sales	2,183	1,599	59	554	2,998	1,645
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	59	112	53	104	33	10
Payments for redemptions	(743)	(1,329)	(522)	(537)	(36)	(178)

Net increase (decrease) in net assets from Class C transactions	1,499	382	(410)	121	2,995	1,477

Class Y: (See Note 1)
Proceeds from sales	7,937	15,859	9,787	9,950	82,676	182,199
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	64	96	160	196	1,242	2,216
Payments for redemptions	(12,465)	(16,450)	(10,134)	(15,096)	(86,272)	(137,650)

Net increase (decrease) in net assets from Class Y transactions	(4,464)	(495)	(187)	(4,950)	(2,354)	46,765

Net increase (decrease) in net assets from fund share transactions	(2,532)	(180)	(19)	(5,694)	1,356	71,168

Net increase (decrease) in net assets	(6,075)	5,501	(2,441)	(2,273)	(14,914)	100,130
Net assets at beginning of period	103,598	98,097	63,227	65,500	777,542	677,412

Net assets at end of period	$97,523	$103,598	$60,786	$63,227	$762,628	$777,542

Undistributed (Over-distribution of) net investment income at the end of period	$43	$28	$(10)	$(26)	$(217)	$(278)

[1]	The fund began offering Class C on October 28, 2009.

See accompanying notes to financial statements.

88   Nuveen Investments

Minnesota
Intermediate		Minnesota				Nebraska
Municipal		Municipal		Missouri		Municipal		Ohio
Bond Fund[1]		Bond Fund		Tax Free Fund		Bond Fund		Tax Free Fund

Six-Months		Six-Months		Six-Months		Six-Months		Six-Months
Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

$4,293	$7,879	$3,135	$6,286	$3,447	$6,422	$903	$1,739	$1,285	$2,190

(121)	42	(6)	1,108	250	835	(54)	(19)	12	19
—	—	—	—	—	—	—	—	—	—

(4,083)	9,395	(5,195)	12,393	(3,951)	7,851	(1,036)	2,000	(2,077)	2,508

89	17,316	(2,066)	19,787	(254)	15,108	(187)	3,720	(780)	4,717

(639)	(1,021)	(1,578)	(3,519)	(475)	(951)	(136)	(244)	(37)	(53)
(75)	(38)	(406)	(818)	(30)	(42)	(81)	(123)	(26)	(23)
(3,408)	(6,807)	(954)	(1,956)	(2,718)	(5,466)	(690)	(1,333)	(1,244)	(2,063)

—	(14)	—	(6)	(40)	(168)	—	—	—	—
—	—	—	(1)	(3)	(8)	—	—	—	—
—	(90)	—	(3)	(221)	(918)	—	—	—	—

(4,122)	(7,970)	(2,938)	(6,303)	(3,487)	(7,553)	(907)	(1,700)	(1,307)	(2,139)

7,906	14,085	4,854	12,953	1,977	3,897	1,098	1,600	152	1,100
—	—	—	—	—	—	—	—	—	—
490	761	984	2,206	291	653	82	153	33	48
(4,618)	(4,091)	(9,719)	(18,154)	(1,411)	(4,633)	(237)	(1,577)	(224)	(368)

3,778	10,755	(3,881)	(2,995)	857	(83)	943	176	(39)	780

3,763	4,278	3,110	6,758	323	1,029	427	1,575	487	927
—	—	—	—	—	—	—	—	—	—
60	34	308	611	21	33	50	75	14	9
(1,082)	(370)	(4,024)	(3,009)	(73)	(212)	(321)	(204)	(68)	(15)

2,741	3,942	(606)	4,360	271	850	156	1,446	433	921

23,630	44,976	6,080	15,413	13,313	41,446	1,728	4,178	7,449	18,536
—	—	—	—	—	—	—	—	—	—
83	168	37	76	97	256	96	134	61	190
(24,912)	(32,281)	(7,334)	(8,805)	(15,175)	(30,537)	(2,750)	(4,804)	(7,249)	(6,461)

(1,199)	12,863	(1,217)	6,684	(1,765)	11,165	(926)	(492)	261	12,265

5,320	27,560	(5,704)	8,049	(637)	11,932	173	1,130	655	13,966

1,287	36,906	(10,708)	21,533	(4,378)	19,487	(921)	3,150	(1,432)	16,544
232,365	195,459	171,333	149,800	162,532	143,045	42,271	39,121	62,774	46,230

$233,652	$232,365	$160,625	$171,333	$158,154	$162,532	$41,350	$42,271	$61,342	$62,774

$102	$(69)	$221	$24	$159	$(65)	$18	$22	$12	$34

See accompanying notes to financial statements.

Nuveen Investments   89

Statements of Changes in Net Assets	(Unaudited) continued

	Oregon
	Intermediate
	Municipal		Short
	Bond Fund		Tax Free Fund		Tax Free Fund

	Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

OPERATIONS:
Net investment income	$2,770	$5,287	$2,988	$5,169	$10,858	$22,109
Net realized gain (loss) from:
Investments	168	528	269	2,406	(1,707)	801
Futures contracts	—	(111)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(3,451)	4,379	(1,627)	2,992	(14,373)	41,451

Net increase (decrease) in net assets resulting from operations	(513)	10,083	1,630	10,567	(5,222)	64,361

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(520)	(719)	(70)	(116)	(1,010)	(1,996)
Class C	—	—	—	—	(110)	(193)
Class Y (See Note 1)	(2,076)	(4,596)	(2,769)	(5,052)	(9,606)	(20,293)
Accumulated net realized gains:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y (See Note 1)	—	—	—	—	—	—

Total distributions	(2,596)	(5,315)	(2,839)	(5,168)	(10,726)	(22,482)

FUND SHARE TRANSACTIONS:
Class A:
Proceeds from sales	6,742	20,541	3,069	4,089	6,293	9,585
Fund merger	—	—	—	—	—	6,036
Reinvestment of distributions	408	542	38	56	572	1,270
Payments for redemptions	(5,485)	(1,554)	(976)	(486)	(3,432)	(9,849)

Net increase (decrease) in net assets from Class A transactions	1,665	19,529	2,131	3,659	3,433	7,042

Class C:
Proceeds from sales	—	—	—	—	1,138	1,269
Fund merger	—	—	—	—	—	1,500
Reinvestment of distributions	—	—	—	—	61	101
Payments for redemptions	—	—	—	—	(503)	(990)

Net increase (decrease) in net assets from Class C transactions	—	—	—	—	696	1,880

Class Y: (See Note 1)
Proceeds from sales	9,263	45,505	110,279	256,228	47,221	90,171
Fund merger	—	—	—	—	—	13,894
Reinvestment of distributions	72	103	155	325	508	891
Payments for redemptions	(19,301)	(35,968)	(108,480)	(129,986)	(66,832)	(79,723)

Net increase (decrease) in net assets from Class Y transactions	(9,966)	9,640	1,954	126,567	(19,103)	25,233

Net increase (decrease) in net assets from fund share transactions	(8,301)	29,169	4,085	130,226	(14,974)	34,155

Net increase (decrease) in net assets	(11,410)	33,937	2,876	135,625	(30,922)	76,034
Net assets at beginning of period	164,859	130,922	317,951	182,326	495,800	419,766

Net assets at end of period	$153,449	$164,859	$320,827	$317,951	$464,878	$495,800

Undistributed (Over-distribution of) net investment income at the end of period	$145	$(29)	$143	$(6)	$(259)	$(391)

See accompanying notes to financial statements.

90   Nuveen Investments

(This page intentionally left blank.)

Nuveen Investments   91

Financial Highlights  (Unaudited), For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

California Tax Free Fund
Class A
2010[1]	$10.88	$0.23	$(0.34)	$(0.11)	$(0.23)	$(0.02)	$(0.25)	$10.52
2010[2]	10.27	0.47	0.63	1.10	(0.46)	(0.03)	(0.49)	10.88
2009[2]	10.71	0.46	(0.44)	0.02	(0.46)	—	(0.46)	10.27
2008[2]	10.98	0.46	(0.23)	0.23	(0.46)	(0.04)	(0.50)	10.71
2007[2]	10.96	0.45	0.06	0.51	(0.45)	(0.04)	(0.49)	10.98
2006[3]	11.24	0.33	(0.26)	0.07	(0.33)	(0.02)	(0.35)	10.96
2005[4]	11.40	0.44	(0.05)	0.39	(0.44)	(0.11)	(0.55)	11.24
Class C
2010[1]	$10.89	$0.21	$(0.34)	$(0.13)	$(0.21)	$(0.02)	$(0.23)	$10.53
2010[2]	10.28	0.41	0.64	1.05	(0.41)	(0.03)	(0.44)	10.89
2009[2]	10.72	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)	10.28
2008[2]	10.99	0.40	(0.22)	0.18	(0.41)	(0.04)	(0.45)	10.72
2007[2]	10.97	0.41	0.05	0.46	(0.40)	(0.04)	(0.44)	10.99
2006[3]	11.25	0.30	(0.26)	0.04	(0.30)	(0.02)	(0.32)	10.97
2005[4]	11.41	0.40	(0.05)	0.35	(0.40)	(0.11)	(0.51)	11.25
Class Y (See Note 1)
2010[1]	$10.88	$0.24	$(0.34)	$(0.10)	$(0.24)	$(0.02)	$(0.26)	$10.52
2010[2]	10.27	0.48	0.64	1.12	(0.48)	(0.03)	(0.51)	10.88
2009[2]	10.71	0.48	(0.45)	0.03	(0.47)	—	(0.47)	10.27
2008[2]	10.98	0.48	(0.23)	0.25	(0.48)	(0.04)	(0.52)	10.71
2007[2]	10.97	0.47	0.05	0.52	(0.47)	(0.04)	(0.51)	10.98
2006[3]	11.25	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.97
2005[4]	11.40	0.47	(0.04)	0.43	(0.47)	(0.11)	(0.58)	11.25

Colorado Tax Free Fund
Class A
2010[1]	$10.12	$0.21	$(0.29)	$(0.08)	$(0.21)	$(0.09)	$(0.30)	$9.74
2010[2]	9.60	0.43	0.60	1.03	(0.42)	(0.09)	(0.51)	10.12
2009[2]	10.28	0.41	(0.56)	(0.15)	(0.45)	(0.08)	(0.53)	9.60
2008[2]	10.61	0.48	(0.33)	0.15	(0.45)	(0.03)	(0.48)	10.28
2007[2]	10.73	0.46	(0.02)	0.44	(0.48)	(0.08)	(0.56)	10.61
2006[3]	11.30	0.35	(0.26)	0.09	(0.34)	(0.32)	(0.66)	10.73
2005[4]	11.52	0.49	(0.11)	0.38	(0.51)	(0.09)	(0.60)	11.30
Class C
2010[1]	$10.09	$0.18	$(0.28)	$(0.10)	$(0.19)	$(0.09)	$(0.28)	$9.71
2010[2]	9.57	0.38	0.61	0.99	(0.38)	(0.09)	(0.47)	10.09
2009[2]	10.26	0.41	(0.61)	(0.20)	(0.41)	(0.08)	(0.49)	9.57
2008[2]	10.59	0.42	(0.31)	0.11	(0.41)	(0.03)	(0.44)	10.26
2007[2]	10.71	0.42	(0.02)	0.40	(0.44)	(0.08)	(0.52)	10.59
2006[3]	11.28	0.32	(0.27)	0.05	(0.30)	(0.32)	(0.62)	10.71
2005[4]	11.50	0.43	(0.10)	0.33	(0.46)	(0.09)	(0.55)	11.28
Class Y (See Note 1)
2010[1]	$10.14	$0.22	$(0.28)	$(0.06)	$(0.22)	$(0.09)	$(0.31)	$9.77
2010[2]	9.62	0.45	0.61	1.06	(0.45)	(0.09)	(0.54)	10.14
2009[2]	10.29	0.44	(0.58)	(0.14)	(0.45)	(0.08)	(0.53)	9.62
2008[2]	10.63	0.49	(0.32)	0.17	(0.48)	(0.03)	(0.51)	10.29
2007[2]	10.75	0.50	(0.03)	0.47	(0.51)	(0.08)	(0.59)	10.63
2006[3]	11.32	0.37	(0.26)	0.11	(0.36)	(0.32)	(0.68)	10.75
2005[4]	11.53	0.51	(0.09)	0.42	(0.54)	(0.09)	(0.63)	11.32

[1]	For the six-month period ended December 31, 2010. All ratios have been annualized, except total return and portfolio turnover.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

92   Nuveen Investments

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(1.03)%	$17,120	0.65%	4.22%	1.17%	3.70%	7%
10.89	17,315	0.65	4.36	1.18	3.83	16
0.29	16,417	0.65	4.51	1.28	3.88	27
2.11	12,076	0.67	4.19	1.46	3.40	45
4.62	11,375	0.75	4.00	1.46	3.29	36
0.63	10,783	0.75	3.99	1.34	3.40	24
3.50	11,888	0.75	3.88	1.15	3.48	14

(1.28)%	$5,956	1.15%	3.73%	1.57%	3.31%	7%
10.33	4,674	1.15	3.86	1.58	3.43	16
(0.21)	4,064	1.15	4.01	1.68	3.48	27
1.61	2,480	1.15	3.68	1.85	2.98	45
4.17	1,507	1.15	3.60	1.98	2.77	36
0.33	3,592	1.15	3.60	2.09	2.66	24
3.11	3,068	1.15	3.47	1.90	2.72	14

(0.95)%	$74,447	0.50%	4.37%	0.92%	3.95%	7%
11.06	81,609	0.50	4.51	0.93	4.08	16
0.44	77,616	0.50	4.62	1.03	4.09	27
2.28	30,485	0.50	4.36	1.20	3.66	45
4.78	24,835	0.50	4.25	1.21	3.54	36
0.82	21,767	0.50	4.24	1.09	3.65	24
3.85	19,556	0.50	4.12	0.90	3.72	14

(0.88)%	$10,948	0.75%	4.07%	1.28%	3.54%	13%
10.91	10,811	0.75	4.23	1.29	3.69	25
(1.20)	11,088	0.75	4.58	1.45	3.88	41
1.52	5,815	0.75	4.40	1.80	3.35	49
4.13	8,788	0.75	4.27	1.75	3.27	47
0.77	8,507	0.75	4.30	1.52	3.53	35
3.36	8,362	0.75	4.23	1.18	3.80	30

(1.09)%	$2,663	1.15%	3.66%	1.68%	3.13%	13%
10.51	3,172	1.15	3.83	1.69	3.29	25
(1.70)	2,891	1.15	4.19	1.85	3.49	41
1.12	2,859	1.15	3.98	2.20	2.93	49
3.72	2,888	1.15	3.87	2.24	2.78	47
0.47	3,007	1.15	3.90	2.27	2.78	35
2.95	3,423	1.15	3.83	1.93	3.05	30

(0.66)%	$47,175	0.50%	4.31%	1.03%	3.78%	13%
11.16	49,244	0.50	4.48	1.04	3.94	25
(0.85)	51,521	0.50	4.81	1.20	4.11	41
1.67	15,889	0.50	4.63	1.55	3.58	49
4.39	13,477	0.50	4.51	1.50	3.51	47
0.96	10,181	0.50	4.58	1.27	3.81	35
3.70	8,363	0.50	4.48	0.93	4.05	30

See accompanying notes to financial statements.

Nuveen Investments   93

Financial Highlights  (Unaudited), For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

Intermediate Tax Free Fund
Class A
2010[1]	$10.90	$0.21	$(0.21)	$—	$(0.21)	$(0.01)	$(0.22)	$10.68
2010[2]	10.46	0.43	0.44	0.87	(0.43)	—	(0.43)	10.90
2009[2]	10.51	0.45	(0.03)	0.42	(0.46)	(0.01)	(0.47)	10.46
2008[2]	10.63	0.44	(0.09)	0.35	(0.43)	(0.04)	(0.47)	10.51
2007[2]	10.63	0.44	0.01	0.45	(0.44)	(0.01)	(0.45)	10.63
2006[3]	10.92	0.32	(0.26)	0.06	(0.32)	(0.03)	(0.35)	10.63
2005[4]	11.18	0.44	(0.19)	0.25	(0.45)	(0.06)	(0.51)	10.92
Class C
2010[1]	$10.94	$0.18	$(0.20)	$(0.02)	$(0.18)	$(0.01)	$(0.19)	$10.73
2010[5]	10.76	0.25	0.18	0.43	(0.25)	—	(0.25)	10.94
Class Y (See Note 1)
2010[1]	$10.87	$0.21	$(0.21)	$—	$(0.21)	$(0.01)	$(0.22)	$10.65
2010[2]	10.43	0.44	0.44	0.88	(0.44)	—	(0.44)	10.87
2009[2]	10.49	0.45	(0.04)	0.41	(0.46)	(0.01)	(0.47)	10.43
2008[2]	10.61	0.44	(0.08)	0.36	(0.44)	(0.04)	(0.48)	10.49
2007[2]	10.61	0.45	0.01	0.46	(0.45)	(0.01)	(0.46)	10.61
2006[3]	10.90	0.33	(0.26)	0.07	(0.33)	(0.03)	(0.36)	10.61
2005[4]	11.16	0.46	(0.19)	0.27	(0.47)	(0.06)	(0.53)	10.90

Minnesota Intermediate Municipal Bond Fund
Class A
2010[1]	$10.12	$0.18	$(0.17)	$0.01	$(0.17)	$—	$(0.17)	$9.96
2010[2]	9.67	0.36	0.46	0.82	(0.36)	(0.01)	(0.37)	10.12
2009[2]	9.75	0.38	(0.05)	0.33	(0.38)	(0.03)	(0.41)	9.67
2008[2]	9.83	0.39	(0.05)	0.34	(0.39)	(0.03)	(0.42)	9.75
2007[2]	9.88	0.39	(0.01)	0.38	(0.38)	(0.05)	(0.43)	9.83
2006[3]	10.16	0.29	(0.22)	0.07	(0.29)	(0.06)	(0.35)	9.88
2005[4]	10.34	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.16
Class C
2010[1]	$10.14	$0.15	$(0.17)	$(0.02)	$(0.14)	$—	$(0.14)	$9.98
2010[5]	9.94	0.21	0.20	0.41	(0.20)	(0.01)	(0.21)	10.14
Class Y (See Note 1)
2010[1]	$10.06	$0.18	$(0.16)	$0.02	$(0.18)	$—	$(0.18)	$9.90
2010[2]	9.62	0.36	0.45	0.81	(0.36)	(0.01)	(0.37)	10.06
2009[2]	9.69	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)	9.62
2008[2]	9.78	0.39	(0.05)	0.34	(0.40)	(0.03)	(0.43)	9.69
2007[2]	9.83	0.40	—	0.40	(0.40)	(0.05)	(0.45)	9.78
2006[3]	10.11	0.30	(0.22)	0.08	(0.30)	(0.06)	(0.36)	9.83
2005[4]	10.29	0.40	(0.15)	0.25	(0.40)	(0.03)	(0.43)	10.11

[1]	For the six-month period ended December 31, 2010. All ratios have been annualized, except total return and portfolio turnover.

[2]	For the period July 1 to June 30 in the year indicated.

[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

94   Nuveen Investments

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(0.03)%	$59,039	0.74%	3.83%	1.01%	3.56%	6%
8.42	59,606	0.75	4.01	1.02	3.74	10
4.09	35,017	0.75	4.29	1.02	4.02	13
3.33	27,554	0.77	4.10	1.02	3.85	19
4.27	29,687	0.85	4.08	1.02	3.91	27
0.56	32,521	0.85	3.95	1.05	3.75	15
2.31	34,658	0.85	3.98	1.05	3.78	15

(0.24)%	$4,356	1.35%	3.26%	1.42%	3.19%	6%
4.05	1,484	1.35	3.44	1.42	3.37	10

(0.01)%	$699,233	0.69%	3.88%	0.76%	3.81%	6%
8.50	716,452	0.70	4.05	0.77	3.98	10
4.05	642,395	0.70	4.34	0.77	4.27	13
3.41	630,820	0.70	4.17	0.77	4.10	19
4.43	554,618	0.70	4.23	0.77	4.16	27
0.67	596,306	0.70	4.10	0.80	4.00	15
2.47	641,141	0.70	4.13	0.80	4.03	15

0.09%	$38,041	0.75%	3.51%	1.07%	3.19%	7%
8.51	34,957	0.75	3.61	1.08	3.28	9
3.53	23,019	0.75	4.00	1.07	3.68	18
3.53	22,059	0.77	3.95	1.07	3.65	15
3.87	21,153	0.85	3.86	1.07	3.64	18
0.74	26,526	0.85	3.85	1.08	3.62	11
2.33	32,326	0.85	3.78	1.06	3.57	15

(0.21)%	$6,548	1.35%	2.93%	1.47%	2.81%	7%
4.15	3,965	1.35	3.00	1.48	2.87	9

0.12%	$189,063	0.70%	3.55%	0.82%	3.43%	7%
8.50	193,443	0.70	3.66	0.83	3.53	9
3.71	172,440	0.70	4.04	0.82	3.92	18
3.51	175,681	0.70	4.02	0.82	3.90	15
4.05	168,920	0.70	4.01	0.82	3.89	18
0.85	175,485	0.70	4.00	0.83	3.87	11
2.50	197,251	0.70	3.93	0.81	3.82	15

See accompanying notes to financial statements.

Nuveen Investments   95

Financial Highlights  (Unaudited), For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

Minnesota Municipal Bond Fund
Class A
2010[1]	$10.87	$0.20	$(0.33)	$(0.13)	$(0.19)	$—	$(0.19)	$10.55
2010[2]	9.98	0.41	0.89	1.30	(0.41)	—	(0.41)	10.87
2009[2]	10.48	0.43	(0.44)	(0.01)	(0.43)	(0.06)	(0.49)	9.98
2008[2]	10.93	0.44	(0.38)	0.06	(0.45)	(0.06)	(0.51)	10.48
2007[2]	10.97	0.46	(0.02)	0.44	(0.45)	(0.03)	(0.48)	10.93
2006[3]	11.21	0.35	(0.21)	0.14	(0.35)	(0.03)	(0.38)	10.97
2005[4]	11.23	0.45	0.03	0.48	(0.45)	(0.05)	(0.50)	11.21
Class C
2010[1]	$10.82	$0.17	$(0.33)	$(0.16)	$(0.16)	$—	$(0.16)	$10.50
2010[2]	9.94	0.36	0.88	1.24	(0.36)	—	(0.36)	10.82
2009[2]	10.44	0.38	(0.44)	(0.06)	(0.38)	(0.06)	(0.44)	9.94
2008[2]	10.89	0.40	(0.39)	0.01	(0.40)	(0.06)	(0.46)	10.44
2007[2]	10.93	0.42	(0.02)	0.40	(0.41)	(0.03)	(0.44)	10.89
2006[3]	11.17	0.31	(0.20)	0.11	(0.32)	(0.03)	(0.35)	10.93
2005[4]	11.19	0.41	0.03	0.44	(0.41)	(0.05)	(0.46)	11.17
Class Y (See Note 1)
2010[1]	$10.86	$0.21	$(0.34)	$(0.13)	$(0.20)	$—	$(0.20)	$10.53
2010[2]	9.97	0.42	0.90	1.32	(0.43)	—	(0.43)	10.86
2009[2]	10.47	0.44	(0.44)	—	(0.44)	(0.06)	(0.50)	9.97
2008[2]	10.92	0.46	(0.38)	0.08	(0.47)	(0.06)	(0.53)	10.47
2007[2]	10.96	0.48	(0.01)	0.47	(0.48)	(0.03)	(0.51)	10.92
2006[3]	11.20	0.36	(0.20)	0.16	(0.37)	(0.03)	(0.40)	10.96
2005[4]	11.22	0.48	0.03	0.51	(0.48)	(0.05)	(0.53)	11.20

Missouri Tax Free Fund
Class A
2010[1]	$11.68	$0.24	$(0.26)	$(0.02)	$(0.22)	$(0.02)	$(0.24)	$11.42
2010[2]	11.11	0.48	0.66	1.14	(0.48)	(0.09)	(0.57)	11.68
2009[2]	11.40	0.47	(0.26)	0.21	(0.47)	(0.03)	(0.50)	11.11
2008[2]	11.72	0.46	(0.29)	0.17	(0.46)	(0.03)	(0.49)	11.40
2007[2]	11.76	0.45	0.05	0.50	(0.45)	(0.09)	(0.54)	11.72
2006[3]	12.14	0.34	(0.29)	0.05	(0.34)	(0.09)	(0.43)	11.76
2005[4]	12.32	0.45	(0.12)	0.33	(0.45)	(0.06)	(0.51)	12.14
Class C
2010[1]	$11.65	$0.21	$(0.26)	$(0.05)	$(0.19)	$(0.02)	$(0.21)	$11.39
2010[2]	11.08	0.43	0.66	1.09	(0.43)	(0.09)	(0.52)	11.65
2009[2]	11.36	0.43	(0.25)	0.18	(0.43)	(0.03)	(0.46)	11.08
2008[2]	11.69	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	11.36
2007[2]	11.73	0.41	0.04	0.45	(0.40)	(0.09)	(0.49)	11.69
2006[3]	12.12	0.30	(0.30)	—	(0.30)	(0.09)	(0.39)	11.73
2005[4]	12.29	0.40	(0.11)	0.29	(0.40)	(0.06)	(0.46)	12.12
Class Y (See Note 1)
2010[1]	$11.69	$0.04	$(0.26)	$(0.22)	$(0.02)	$(0.02)	$(0.04)	$11.43
2010[2]	11.12	0.50	0.66	1.16	(0.50)	(0.09)	(0.59)	11.69
2009[2]	11.40	0.49	(0.24)	0.25	(0.50)	(0.03)	(0.53)	11.12
2008[2]	11.73	0.48	(0.30)	0.18	(0.48)	(0.03)	(0.51)	11.40
2007[2]	11.76	0.48	0.06	0.54	(0.48)	(0.09)	(0.57)	11.73
2006[3]	12.15	0.36	(0.30)	0.06	(0.36)	(0.09)	(0.45)	11.76
2005[4]	12.32	0.48	(0.11)	0.37	(0.48)	(0.06)	(0.54)	12.15

[1]	For the six-month period ended December 31, 2010. All ratios have been annualized, except total return and portfolio turnover.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

96   Nuveen Investments

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(1.27)%	$85,432	0.85%	3.62%	1.11%	3.36%	10%
13.19	91,922	0.85	3.86	1.11	3.60	34
0.07	87,218	0.85	4.32	1.11	4.06	28
0.54	102,089	0.87	4.14	1.10	3.91	37
4.05	106,732	0.95	4.10	1.10	3.95	20
1.28	101,142	0.95	4.15	1.10	4.00	11
4.42	106,783	0.95	4.04	1.06	3.93	16

(1.52)%	$25,328	1.35%	3.13%	1.51%	2.97%	10%
12.58	26,772	1.35	3.35	1.51	3.19	34
(0.42)	20,489	1.35	3.82	1.51	3.66	28
0.06	20,061	1.35	3.63	1.50	3.48	37
3.65	14,221	1.35	3.69	1.58	3.46	20
0.98	10,359	1.35	3.75	1.85	3.25	11
4.02	9,841	1.35	3.64	1.81	3.18	16

(1.29)%	$49,865	0.70%	3.78%	0.86%	3.62%	10%
13.37	52,639	0.70	4.00	0.86	3.84	34
0.23	42,093	0.70	4.47	0.86	4.31	28
0.71	44,993	0.70	4.32	0.85	4.17	37
4.31	56,181	0.70	4.35	0.85	4.20	20
1.47	48,760	0.70	4.40	0.85	4.25	11
4.69	46,471	0.70	4.29	0.81	4.18	16

(0.20)%	$24,119	0.80%	4.00%	1.11%	3.69%	6%
10.41	23,830	0.85	4.14	1.12	3.87	15
2.01	22,766	0.95	4.25	1.12	4.08	17
1.44	23,135	0.95	3.92	1.10	3.77	20
4.23	24,945	0.95	3.78	1.10	3.63	33
0.38	26,972	0.95	3.74	1.09	3.60	20
2.74	30,188	0.95	3.65	1.06	3.54	19

(0.46)%	$1,873	1.30%	3.51%	1.51%	3.30%	6%
9.90	1,653	1.35	3.62	1.52	3.45	15
1.70	757	1.35	3.85	1.52	3.68	17
0.95	406	1.35	3.53	1.50	3.38	20
3.84	518	1.35	3.35	1.57	3.13	33
0.00	214	1.35	3.34	1.84	2.85	20
2.42	190	1.35	3.25	1.81	2.79	19

(0.13)%	$132,162	0.65%	4.15%	0.86%	3.94%	6%
10.57	137,049	0.70	4.29	0.87	4.12	15
2.36	119,522	0.70	4.49	0.87	4.32	17
1.60	137,746	0.70	4.17	0.85	4.02	20
4.58	130,644	0.70	4.03	0.85	3.88	33
0.49	138,394	0.70	3.99	0.84	3.85	20
3.08	151,710	0.70	3.90	0.81	3.79	19

See accompanying notes to financial statements.

Nuveen Investments   97

Financial Highlights  (Unaudited), For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

Nebraska Municipal Bond Fund
Class A
2010[1]	$10.34	$0.21	$(0.25)	$(0.04)	$(0.21)	$—	$(0.21)	$10.09
2010[2]	9.84	0.41	0.49	0.90	(0.40)	—	(0.40)	10.34
2009[2]	10.06	0.43	(0.21)	0.22	(0.44)	—	(0.44)	9.84
2008[2]	10.30	0.42	(0.20)	0.22	(0.41)	(0.05)	(0.46)	10.06
2007[2]	10.33	0.42	0.02	0.44	(0.42)	(0.05)	(0.47)	10.30
2006[3]	10.58	0.31	(0.24)	0.07	(0.30)	(0.02)	(0.32)	10.33
2005[4]	10.66	0.39	(0.05)	0.34	(0.42)	—	(0.42)	10.58
Class C
2010[1]	$10.26	$0.19	$(0.25)	$(0.06)	$(0.19)	$—	$(0.19)	$10.01
2010[2]	9.76	0.38	0.48	0.86	(0.36)	—	(0.36)	10.26
2009[2]	9.99	0.39	(0.22)	0.17	(0.40)	—	(0.40)	9.76
2008[2]	10.23	0.38	(0.20)	0.18	(0.37)	(0.05)	(0.42)	9.99
2007[2]	10.26	0.37	0.02	0.39	(0.37)	(0.05)	(0.42)	10.23
2006[3]	10.50	0.27	(0.22)	0.05	(0.27)	(0.02)	(0.29)	10.26
2005[4]	10.58	0.35	(0.06)	0.29	(0.37)	—	(0.37)	10.50
Class Y (See Note 1)
2010[1]	$10.34	$0.22	$(0.26)	$(0.04)	$(0.22)	$—	$(0.22)	$10.08
2010[2]	9.83	0.44	0.50	0.94	(0.43)	—	(0.43)	10.34
2009[2]	10.06	0.45	(0.22)	0.23	(0.46)	—	(0.46)	9.83
2008[2]	10.30	0.44	(0.19)	0.25	(0.44)	(0.05)	(0.49)	10.06
2007[2]	10.33	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.30
2006[3]	10.58	0.32	(0.23)	0.09	(0.32)	(0.02)	(0.34)	10.33
2005[4]	10.66	0.43	(0.07)	0.36	(0.44)	—	(0.44)	10.58

Ohio Tax Free Fund
Class A
2010[1]	$10.42	$0.19	$(0.31)	$(0.12)	$(0.20)	$—	$(0.20)	$10.10
2010[2]	9.90	0.38	0.51	0.89	(0.37)	—	(0.37)	10.42
2009[2]	10.02	0.40	(0.12)	0.28	(0.40)	—	(0.40)	9.90
2008[2]	10.20	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.02
2007[2]	10.17	0.38	0.05	0.43	(0.38)	(0.02)	(0.40)	10.20
2006[3]	10.42	0.29	(0.25)	0.04	(0.28)	(0.01)	(0.29)	10.17
2005[4]	10.52	0.36	(0.06)	0.30	(0.36)	(0.04)	(0.40)	10.42
Class C
2010[1]	$10.27	$0.17	$(0.31)	$(0.14)	$(0.18)	$—	$(0.18)	$9.95
2010[2]	9.76	0.35	0.49	0.84	(0.33)	—	(0.33)	10.27
2009[2]	9.89	0.37	(0.13)	0.24	(0.37)	—	(0.37)	9.76
2008[2]	10.07	0.35	(0.15)	0.20	(0.35)	(0.03)	(0.38)	9.89
2007[2]	10.05	0.33	0.05	0.38	(0.34)	(0.02)	(0.36)	10.07
2006[3]	10.32	0.25	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)	10.05
2005[4]	10.41	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)	10.32
Class Y (See Note 1)
2010[1]	$10.42	$0.21	$(0.33)	$(0.12)	$(0.21)	$—	$(0.21)	$10.09
2010[2]	9.90	0.41	0.51	0.92	(0.40)	—	(0.40)	10.42
2009[2]	10.01	0.42	(0.10)	0.32	(0.43)	—	(0.43)	9.90
2008[2]	10.19	0.41	(0.15)	0.26	(0.41)	(0.03)	(0.44)	10.01
2007[2]	10.17	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	10.19
2006[3]	10.43	0.30	(0.25)	0.05	(0.30)	(0.01)	(0.31)	10.17
2005[4]	10.53	0.38	(0.05)	0.33	(0.39)	(0.04)	(0.43)	10.43

Oregon Intermediate Municipal Bond Fund
Class A
2010[1]	$10.11	$0.16	$(0.20)	$(0.04)	$(0.15)	$—	$(0.15)	$9.92
2010[2]	9.77	0.35	0.33	0.68	(0.34)	—	(0.34)	10.11
2009[2]	9.68	0.36	0.09	0.45	(0.36)	—	(0.36)	9.77
2008[2]	9.72	0.35	(0.02)	0.33	(0.36)	(0.01)	(0.37)	9.68
2007[2]	9.78	0.37	(0.02)	0.35	(0.37)	(0.04)	(0.41)	9.72
2006[3]	10.07	0.27	(0.25)	0.02	(0.27)	(0.04)	(0.31)	9.78
2005[4]	10.30	0.36	(0.19)	0.17	(0.36)	(0.04)	(0.40)	10.07
Class Y (See Note 1)
2010[1]	$10.11	$0.17	$(0.20)	$(0.03)	$(0.16)	$—	$(0.16)	$9.92
2010[2]	9.77	0.35	0.35	0.70	(0.36)	—	(0.36)	10.11
2009[2]	9.68	0.37	0.10	0.47	(0.38)	—	(0.38)	9.77
2008[2]	9.72	0.37	(0.03)	0.34	(0.37)	(0.01)	(0.38)	9.68
2007[2]	9.78	0.38	(0.02)	0.36	(0.38)	(0.04)	(0.42)	9.72
2006[3]	10.07	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)	9.78
2005[4]	10.30	0.38	(0.19)	0.19	(0.38)	(0.04)	(0.42)	10.07

[1]	For the six-month period ended December 31, 2010. All ratios have been annualized, except total return and portfolio turnover.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

98   Nuveen Investments

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(0.42)%	$7,089	0.75%	4.01%	1.44%	3.32%	11%
9.26	6,333	0.75	4.01	1.46	3.30	18
2.33	5,847	0.75	4.41	1.50	3.66	34
2.19	5,689	0.75	4.06	1.47	3.34	22
4.24	7,091	0.75	3.97	1.44	3.28	39
0.65	6,910	0.75	3.89	1.30	3.34	35
3.20	7,136	0.75	3.78	1.12	3.41	21

(0.63)%	$4,222	1.15%	3.60%	1.84%	2.91%	11%
8.91	4,181	1.15	3.62	1.86	2.91	18
1.84	2,585	1.15	4.02	1.90	3.27	34
1.81	1,798	1.15	3.65	1.87	2.93	22
3.86	1,559	1.15	3.56	1.92	2.79	39
0.46	1,487	1.15	3.49	2.05	2.59	35
2.81	1,565	1.15	3.38	1.87	2.66	21

(0.39)%	$30,039	0.50%	4.25%	1.19%	3.56%	11%
9.65	31,757	0.50	4.26	1.21	3.55	18
2.48	30,689	0.50	4.67	1.25	3.92	34
2.45	29,533	0.50	4.31	1.22	3.59	22
4.51	32,502	0.50	4.22	1.19	3.53	39
0.85	31,347	0.50	4.14	1.05	3.59	35
3.45	32,418	0.50	4.03	0.87	3.66	21

(1.24)%	$1,794	0.75%	3.66%	1.29%	3.12%	2%
9.12	1,899	0.75	3.72	1.34	3.13	14
2.99	1,048	0.75	4.09	1.39	3.45	12
2.38	635	0.75	3.81	1.39	3.17	12
4.28	808	0.75	3.70	1.41	3.04	33
0.40	841	0.75	3.60	1.28	3.07	11
2.86	988	0.75	3.41	1.11	3.05	13

(1.45)%	$1,723	1.15%	3.28%	1.69%	2.74%	2%
8.72	1,347	1.15	3.34	1.74	2.75	14
2.52	399	1.15	3.68	1.79	3.04	12
2.00	255	1.15	3.39	1.78	2.76	12
3.81	187	1.15	3.29	1.90	2.54	33
(0.08)	209	1.15	3.22	2.03	2.34	11
2.58	174	1.15	3.01	1.86	2.30	13

(1.21)%	$57,825	0.50%	3.91%	1.04%	3.37%	2%
9.39	59,528	0.50	3.97	1.09	3.38	14
3.36	44,783	0.50	4.35	1.14	3.71	12
2.63	48,510	0.50	4.06	1.14	3.42	12
4.44	42,223	0.50	3.94	1.16	3.28	33
0.49	40,606	0.50	3.85	1.03	3.32	11
3.12	41,104	0.50	3.66	0.86	3.30	13

(0.39)%	$31,943	0.85%	3.19%	1.09%	2.95%	9%
7.05	31,043	0.85	3.37	1.10	3.12	19
4.77	10,963	0.85	3.70	1.12	3.43	19
3.39	5,967	0.85	3.64	1.12	3.37	15
3.54	7,895	0.85	3.71	1.12	3.44	43
0.16	9,456	0.85	3.62	1.11	3.36	13
1.67	9,356	0.85	3.56	1.06	3.35	20

(0.32)%	$121,506	0.70%	3.33%	0.84%	3.19%	9%
7.21	133,816	0.70	3.52	0.85	3.37	19
4.92	119,959	0.70	3.84	0.87	3.67	19
3.54	120,800	0.70	3.78	0.87	3.61	15
3.70	109,357	0.70	3.86	0.87	3.69	43
0.28	111,344	0.70	3.77	0.86	3.61	13
1.82	133,613	0.70	3.71	0.81	3.60	20

See accompanying notes to financial statements.

Nuveen Investments   99

Financial Highlights  (Unaudited), For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total From	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

Short Tax Free Fund
Class A
2010[1]	$9.98	$0.09	$(0.05)	$0.04	$(0.08)	$—	$(0.08)	$9.94
2010[2]	9.74	0.20	0.22	0.42	(0.18)	—	(0.18)	9.98
2009[2]	9.79	0.28	(0.07)	0.21	(0.26)	—	(0.26)	9.74
2008[2]	9.70	0.30	0.10	0.40	(0.31)	—	(0.31)	9.79
2007[2]	9.68	0.28	0.03	0.31	(0.29)	—	(0.29)	9.70
2006[3]	9.78	0.19	(0.09)	0.10	(0.20)	—	(0.20)	9.68
2005[4]	9.96	0.24	(0.17)	0.07	(0.25)	—	(0.25)	9.78
Class Y (See Note 1)
2010[1]	$9.98	$0.09	$(0.04)	$0.05	$(0.09)	$—	$(0.09)	$9.94
2010[2]	9.74	0.20	0.24	0.44	(0.20)	—	(0.20)	9.98
2009[2]	9.79	0.27	(0.05)	0.22	(0.27)	—	(0.27)	9.74
2008[2]	9.70	0.31	0.10	0.41	(0.32)	—	(0.32)	9.79
2007[2]	9.68	0.31	0.01	0.32	(0.30)	—	(0.30)	9.70
2006[3]	9.78	0.21	(0.10)	0.11	(0.21)	—	(0.21)	9.68
2005[4]	9.96	0.26	(0.18)	0.08	(0.26)	—	(0.26)	9.78

Tax Free Fund
Class A
2010[1]	$10.61	$0.23	$(0.34)	$(0.11)	$(0.22)	$—	$(0.22)	$10.28
2010[2]	9.65	0.49	0.97	1.46	(0.50)	—	(0.50)	10.61
2009[2]	10.26	0.48	(0.59)	(0.11)	(0.48)	(0.02)	(0.50)	9.65
2008[2]	10.77	0.45	(0.46)	(0.01)	(0.44)	(0.06)	(0.50)	10.26
2007[2]	10.86	0.45	—	0.45	(0.45)	(0.09)	(0.54)	10.77
2006[3]	11.10	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)	10.86
2005[4]	11.18	0.47	0.03	0.50	(0.47)	(0.11)	(0.58)	11.10
Class C
2010[1]	$10.56	$0.19	$(0.33)	$(0.14)	$(0.19)	$—	$(0.19)	$10.23
2010[2]	9.61	0.43	0.96	1.39	(0.44)	—	(0.44)	10.56
2009[2]	10.21	0.42	(0.57)	(0.15)	(0.43)	(0.02)	(0.45)	9.61
2008[2]	10.72	0.39	(0.45)	(0.06)	(0.39)	(0.06)	(0.45)	10.21
2007[2]	10.81	0.40	0.01	0.41	(0.41)	(0.09)	(0.50)	10.72
2006[3]	11.05	0.32	(0.20)	0.12	(0.32)	(0.04)	(0.36)	10.81
2005[4]	11.13	0.42	0.03	0.45	(0.42)	(0.11)	(0.53)	11.05
Class Y (See Note 1)
2010[1]	$10.62	$0.23	$(0.33)	$(0.10)	$(0.23)	$—	$(0.23)	$10.29
2010[2]	9.66	0.49	0.97	1.46	(0.50)	—	(0.50)	10.62
2009[2]	10.27	0.49	(0.59)	(0.10)	(0.49)	(0.02)	(0.51)	9.66
2008[2]	10.78	0.46	(0.46)	—	(0.45)	(0.06)	(0.51)	10.27
2007[2]	10.87	0.48	—	0.48	(0.48)	(0.09)	(0.57)	10.78
2006[3]	11.11	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)	10.87
2005[4]	11.19	0.50	0.02	0.52	(0.49)	(0.11)	(0.60)	11.11

[1]	For the six-month period ended December 31, 2010. All ratios have been annualized, except total return and portfolio turnover.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

100   Nuveen Investments

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

0.42%	$9,239	0.75%	1.74%	1.06%	1.43%	14%
4.38	7,168	0.74	1.81	1.06	1.49	45
2.17	3,376	0.75	2.71	1.11	2.35	70
4.17	2,308	0.75	3.05	1.11	2.69	58
3.22	2,410	0.75	2.94	1.08	2.61	57
1.02	3,321	0.75	2.65	1.08	2.32	22
0.67	4,103	0.75	2.46	1.06	2.15	37

0.50%	$311,588	0.60%	1.87%	0.81%	1.66%	14%
4.53	310,783	0.59	1.96	0.81	1.74	45
2.32	178,950	0.60	2.84	0.86	2.58	70
4.33	143,985	0.60	3.20	0.86	2.94	58
3.37	161,468	0.60	3.09	0.83	2.86	57
1.13	235,900	0.60	2.80	0.83	2.57	22
0.83	329,647	0.60	2.62	0.81	2.41	37

(1.08)%	$47,728	0.71%	4.16%	1.04%	3.83%	19%
15.32	45,885	0.75	4.70	1.04	4.41	25
(0.80)	35,276	0.75	5.07	1.04	4.78	34
(0.05)	35,557	0.78	4.28	1.02	4.04	52
4.16	37,760	0.95	4.08	1.03	4.00	31
1.37	36,519	0.95	4.28	1.06	4.17	13
4.51	38,205	0.95	4.20	1.06	4.09	8

(1.39)%	$6,184	1.31%	3.56%	1.44%	3.43%	19%
14.60	5,698	1.35	4.09	1.44	4.00	25
(1.30)	3,442	1.35	4.48	1.44	4.39	34
(0.61)	3,104	1.35	3.72	1.43	3.64	52
3.76	2,495	1.35	3.67	1.51	3.51	31
1.06	2,210	1.35	3.87	1.81	3.41	13
4.13	2,712	1.35	3.80	1.81	3.34	8

(1.06)%	$410,966	0.66%	4.21%	0.79%	4.08%	19%
15.36	444,217	0.70	4.77	0.79	4.68	25
(0.75)	381,048	0.70	5.10	0.79	5.01	34
0.04	448,774	0.70	4.36	0.78	4.28	52
4.42	539,360	0.70	4.32	0.78	4.24	31
1.57	455,910	0.70	4.53	0.81	4.42	13
4.77	436,303	0.70	4.45	0.81	4.34	8

See accompanying notes to financial statements.

Nuveen Investments   101

Notes to Financial Statements December 31, 2010 (Unaudited), all dollars and shares are rounded to thousands (000)

1. General Information and Significant Accounting Policies

General Information
On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010.

In connection with the transaction, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC. There was no change in the funds’ investment objectives or policies as a result of the transaction. The transition did result in a change to each fund’s name effective January 1, 2011.

Effective January 1, 2011, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of Nuveen Asset Management, LLC. This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each of the funds. Nuveen Fund Advisors (as each affected fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such fund’s sub-adviser) for the portfolio management services it provides to the fund from the fund’s management fee.

First American Investment Funds, Inc. (the “Trust” or “FAIF”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of 37 series, including Nuveen California Tax Free Fund, formerly known as First American California Tax Free Fund (“California Tax Free Fund”), Nuveen Colorado Tax Free Fund, formerly known as First American Colorado Tax Free Fund (“Colorado Tax Free Fund”), Nuveen Intermediate Tax Free Fund, formerly known as First American Intermediate Tax Free Fund (“Intermediate Tax Free Fund”), Nuveen Minnesota Intermediate Municipal Bond Fund, formerly known as First American Minnesota Intermediate Tax Free Fund (“Minnesota Intermediate Municipal Fund”), Nuveen Minnesota Municipal Bond Fund, formerly known as First American Minnesota Tax Free Fund (“Minnesota Municipal Fund”), Nuveen Missouri Tax Free Fund, formerly known as First American Missouri Tax Free Fund (“Missouri Tax Free Fund”), Nuveen Nebraska Municipal Bond Fund, formerly known as First American Nebraska Tax Free Fund (“Nebraska Municipal Fund”), Nuveen Ohio Tax Free Fund, formerly known as First American Ohio Tax Free Fund (“Ohio Tax Free Fund”), Nuveen Oregon Intermediate Municipal Bond Fund, formerly known as First American Oregon Intermediate Tax Free Fund (“Oregon Intermediate Municipal Bond Fund”), Nuveen Short Tax Free Fund, formerly known as First American Short Tax Free Fund (“Short Tax Free Fund”), and Nuveen Tax Free Fund, formerly known as First American Tax Free Fund (“Tax Free Fund”), (collectively, the “Funds”). Effective at the close of business on January 29, 2010, First American Arizona Tax Free Fund (“Arizona Tax Free Fund”) merged with Tax Free Fund. Tax Free Fund is the accounting survivor.

The investment objective of California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Municipal Bond Fund, Minnesota Municipal Bond Fund, Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund and Oregon Intermediate Municipal Bond Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk. The investment objective of Intermediate Tax Free Fund and Short Tax Free Fund is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. The investment objective of Tax Free Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and, with the exception of Intermediate Tax Free Fund, Short Tax Free Fund and Tax Free Fund, its respective state income tax, including the federal and state alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state, where applicable, alternative minimum tax. Each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Effective January 18, 2011, Class Y Shares are renamed Class I Shares and Class C Shares are renamed Class C1 Shares, and Minnesota Intermediate Municipal Bond Fund, Minnesota Municipal Bond Fund, Nebraska Municipal Bond Fund and Oregon Intermediate Municipal Bond Fund begin offering Class C Shares only to qualifying institutional investors and certain other qualifying accounts.

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During the six months ended December 31, 2010, Class A Shares of the California Tax Free Fund, Colorado Tax Free Fund, Minnesota Municipal Bond Fund, Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund, and Tax Free Fund were sold with an up-front sales charge of 4.25%. Class A Shares of Intermediate Tax Free Fund, Minnesota Intermediate Municipal Bond Fund, Oregon Intermediate Municipal Bond Fund, and Short Tax Free Fund were sold with an up-front sales charge of 2.25%. Class C Shares were subject to a contingent deferred sales charge (“CDSC”) of 1.00% for twelve months. Class C shares were not offered by Oregon Intermediate Municipal Bond Fund and Short Tax Free Fund. Class Y shares had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts.

Effective January 18, 2011, Class A Shares of the California Tax Free Fund, Colorado Tax Free Fund, Minnesota Municipal Bond Fund, Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with an up-front sales charge of 4.20%. Class A Shares of Intermediate Tax Free Fund, Minnesota Intermediate Municipal Bond Fund and Oregon Intermediate Municipal Bond Fund are sold with an up-front sales charge of 3.00% and for Short Tax Free Fund 2.50%. Class A Share purchases of the Funds, with the exception of Short Tax Free Fund, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Tax Free Fund of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class C and Class C1 Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Security valuations for the Funds’ investments are furnished by an independent pricing service that has been approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs. Investment grade debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates fair value. These securities are generally classified as Level 2. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

The following investment vehicles, when held by a Fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by Nuveen Fund Advisors, on the day the valuation is made. These investment vehicles are generally classified as Level 1. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on NASDAQ National Market (“NASDAQ”) or listed on a domestic stock exchange are valued at the last sale price on NASDAQ or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available. These investment vehicles are generally classified as Level 2.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Funds’ Board of Directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

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Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, Tax Free Fund had outstanding when-issued/delayed delivery purchase commitments of $2,489.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Schedule of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Schedule of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued

104   Nuveen Investments

by the trust as “Floating rate obligations” on the Statements of Assets and Liabilities. In addition, the Fund reflects in “Interest from unaffiliated investments” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statements of Operations.

During the six months ended December 31, 2010, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statements of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statements of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statements of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statements of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. During the six months ended December 31, 2010, none of the Funds entered into futures contracts.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations
During the six months ended December 31, 2010, income and expenses that were directly related to one of the Funds were allocated directly to that Fund, and other operating expenses were allocated to the Funds on several bases, including evenly across all Funds, allocated based on relative net assets of all funds within the First American Funds family, or a combination of both methods. Effective January 1, 2011, income and expenses of the Funds that are not directly attributable to a specific class of shares are

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Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program
During the six months ended December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the six months ended December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the closing of the sale.

Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

California Tax Free Fund
Municipal Bonds	$—	$95,285	$—	$95,285
Short-Term Investments	1,249	—	—	1,249

Total Investments	$1,249	$95,285	$—	$96,534

Colorado Tax Free Fund
Municipal Bonds	$—	$58,684	$—	$58,684
Short-Term Investments	1,599	—	—	1,599

Total Investments	$1,599	$58,684	$—	$60,283

Intermediate Tax Free Fund
Municipal Bonds	$—	$738,554	$—	$738,554
Short-Term Investments	6,078	9,920	—	15,998

Total Investments	$6,078	$748,474	$—	$754,552

Minnesota Intermediate Municipal Bond Fund
Municipal Bonds	$—	$228,395	$—	$228,395
Short-Term Investments	1,952	1,000	—	2,952

Total Investments	$1,952	$229,395	$—	$231,347

Minnesota Municipal Bond Fund
Municipal Bonds	$—	$154,861	$—	$154,861
Short-Term Investments	3,976	200	—	4,176

Total Investments	$3,976	$155,061	$—	$159,037

106   Nuveen Investments

	Level 1	Level 2	Level 3	Total

Missouri Tax Free Fund
Municipal Bonds	$—	$153,888	$—	$153,888
Short-Term Investments	2,304	—	—	2,304

Total Investments	$2,304	$153,888	$—	$156,192

Nebraska Municipal Bond Fund
Municipal Bonds	$—	$39,798	$—	$39,798
Short-Term Investments	403	—	—	403

Total Investments	$403	$39,798	$—	$40,201

Ohio Tax Free Fund
Municipal Bonds	$—	$59,462	$—	$59,462
Short-Term Investments	3,029	—	—	3,029

Total Investments	$3,029	$59,462	$—	$62,491

Oregon Intermediate Municipal Bond Fund
Municipal Bonds	$—	$150,444	$—	$150,444
Short-Term Investment	2,608	—	—	2,608

Total Investments	$2,608	$150,444	$—	$153,052

Short Tax Free Fund
Municipal Bonds	$—	$231,858	$—	$231,858
Short-Term Investments	31,483	52,030	—	83,513

Total Investments	$31,483	$283,888	$—	$315,371

Tax Free Fund
Municipal Bonds	$—	$451,123	$—	$451,123
Short-Term Investment	12,953	—	—	12,953

Total Investments	$12,953	$451,123	$—	$464,076

During the six months ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	California		Colorado		Intermediate
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	269	269	115	102	1,058	2,980
Shares issued in lieu of cash distributions	27	44	25	44	82	115
Shares redeemed	(260)	(320)	(85)	(232)	(1,081)	(975)

Total Class A transactions	36	(7)	55	(86)	59	2,120

Class C:
Shares issued	198	148	6	55	271	151
Shares issued in lieu of cash distributions	5	11	5	10	3	1
Shares redeemed	(67)	(125)	(51)	(53)	(4)	(16)

Total Class C transactions	136	34	(40)	12	270	136

Class Y:
Shares issued	718	1,473	950	988	7,535	16,900
Shares issued in lieu of cash distributions	6	9	16	19	114	206
Shares redeemed	(1,147)	(1,541)	(991)	(1,507)	(7,917)	(12,763)

Total Class Y transactions	(423)	(59)	(25)	(500)	(268)	4,343

Net increase (decrease) in Fund shares	(251)	(32)	(10)	(574)	61	6,599

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Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

	Minnesota
	Intermediate		Minnesota
	Municipal		Municipal		Missouri
	Bond Fund		Bond Fund		Tax Free Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	774	1,407	443	1,218	168	335
Shares issued in lieu of cash distributions	48	76	90	207	25	56
Shares redeemed	(457)	(409)	(887)	(1,708)	(120)	(401)

Total Class A transactions	365	1,074	(354)	(283)	73	(10)

Class C:
Shares issued	367	424	283	638	27	90
Shares issued in lieu of cash distributions	6	3	28	58	1	3
Shares redeemed	(108)	(36)	(372)	(284)	(6)	(19)

Total Class C transactions	265	391	(61)	412	22	74

Class Y:
Shares issued	2,324	4,529	551	1,443	1,130	3,576
Shares issued in lieu of cash distributions	8	17	3	7	8	22
Shares redeemed	(2,466)	(3,247)	(668)	(824)	(1,296)	(2,625)

Total Class Y transactions	(134)	1,299	(114)	626	(158)	973

Net increase (decrease) in Fund shares	496	2,764	(529)	755	(63)	1,037

	Nebraska				Oregon
	Municipal		Ohio		Intermediate
	Bond Fund		Tax Free Fund		Tax Free Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	105	156	15	107	658	2,048
Shares issued in lieu of cash distributions	8	15	3	5	40	54
Shares redeemed	(22)	(153)	(22)	(36)	(548)	(154)

Total Class A transactions	91	18	(4)	76	150	1,948

Class C:
Shares issued	41	155	47	91	—	—
Shares issued in lieu of cash distributions	5	7	1	1	—	—
Shares redeemed	(31)	(20)	(6)	(2)	—	—

Total Class C transactions	15	142	42	90	—	—

Class Y:
Shares issued	166	406	714	1,797	909	4,537
Shares issued in lieu of cash distributions	9	13	5	19	7	10
Shares redeemed	(268)	(468)	(703)	(625)	(1,900)	(3,588)

Total Class Y transactions	(93)	(49)	16	1,191	(984)	959

Net increase (decrease) in Fund shares	13	111	54	1,357	(834)	2,907

	Short
	Tax Free Fund		Tax Free Fund

	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	306	414	585	916
Shares issued from merger	—	—	—	578
Shares issued in lieu of cash distributions	4	6	53	122
Shares redeemed	(98)	(49)	(322)	(944)

Total Class A transactions	212	371	316	672

Class C:
Shares issued	—	—	106	123
Shares issued from merger	—	—	—	144
Shares issued in lieu of cash distributions	—	—	6	10
Shares redeemed	—	—	(47)	(95)

Total Class C transactions	—	—	65	182

Class Y:
Shares issued	11,002	25,824	4,384	8,673
Shares issued from merger	—	—	—	1,328
Shares issued in lieu of cash distributions	15	33	47	86
Shares redeemed	(10,811)	(13,089)	(6,333)	(7,678)

Total Class Y transactions	206	12,768	(1,902)	2,409

Net increase (decrease) in Fund shares	418	13,139	(1,521)	3,263

Each Fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the Fund instead of cash.

108   Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short term investments) during the six months ended December 31, 2010 were as follows:

				Minnesota
				Intermediate	Minnesota
	California	Colorado	Intermediate	Municipal	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Bond Fund	Tax Free Fund

Purchases	$7,225	$8,133	$51,500	$23,473	$19,321	$13,385
Sales and maturities	8,434	9,281	49,526	16,718	16,463	9,072

				Oregon
		Nebraska		Intermediate
		Municipal	Ohio	Municipal	Short
		Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Purchases		$5,147	$1,765	$14,135	$42,587	$91,299
Sales and maturities		4,445	1,264	15,382	50,351	89,993

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

				Minnesota
				Intermediate	Minnesota
	California	Colorado	Intermediate	Municipal	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Bond Fund	Tax Free Fund

Cost of investments	$97,923	$60,414	$735,804	$225,957	$160,873	$158,692

Gross unrealized:
Appreciation	$1,457	$1,195	$28,179	$7,363	$3,988	$2,904
Depreciation	(2,846)	(1,326)	(9,431)	(1,973)	(5,824)	(5,404)

Net unrealized appreciation (depreciation) of investments	$(1,389)	$(131)	$18,748	$5,390	$(1,836)	$(2,500)

				Oregon
		Nebraska		Intermediate
		Municipal	Ohio	Municipal	Short
		Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Cost of investments		$39,820	$62,759	$149,833	$311,947	$472,252

Gross unrealized:
Appreciation		$964	$1,207	$4,835	$4,533	$(10,399)
Depreciation		(583)	(1,475)	(1,616)	(1,109)	(18,574)

Net unrealized appreciation (depreciation) of investments		$381	$(268)	$3,219	$3,424	$(8,175)

Nuveen Investments   109

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Permanent differences, primarily due to equalization debits and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ last tax year-end, as follows:

				Minnesota
				Intermediate
	California	Colorado	Intermediate	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Capital paid-in	$87	$131	$372	$26	$260	$46
Undistributed (Over-distribution of) net investment income	—	—	—	—	—	(9)
Accumulated net realized gain (loss)	(87)	(131)	(372)	(26)	(260)	(37)

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2010 was designated for purposes of the dividends paid deduction as follows:

				Minnesota
				Intermediate	Minnesota
	California	Colorado	Intermediate	Municipal	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Bond Fund	Tax Free Fund

Distributions from:
Tax-exempt income	$4,311	$2,802	$29,070	$7,780	$6,226	$6,465
Ordinary income*	88	29	626	36	73	7
Long-term gain	266	583	—	104	10	1,094

Total	$4,665	$3,414	$29,696	$7,920	$6,309	$7,566

				Oregon
		Nebraska		Intermediate
		Municipal	Ohio	Municipal	Short
		Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Distributions from:
Tax-exempt income		$1,703	$2,104	$5,244	$5,064	$21,875
Ordinary income*		7	—	95	18	526
Long-term gain		—	—	—	—	—

Total		$1,710	$2,104	$5,339	$5,082	$22,401

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ last tax year end, were as follows:

				Minnesota
				Intermediate	Minnesota
	California	Colorado	Intermediate	Municipal	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Bond Fund	Tax Free Fund

Undistributed ordinary income*	$82	$2	$247	$15	$41	$3
Undistributed tax-exempt income**	288	181	1,794	512	270	420
Undistributed long-term capital gains	216	454	489	—	—	166

				Oregon
		Nebraska		Intermediate
		Municipal	Ohio	Municipal	Short
		Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Undistributed ordinary income*		$13	$—	$79	$6	$331
Undistributed tax-exempt income**		129	226	277	443	1,057
Undistributed long-term capital gains		—	—	—	—	—

*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

**	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2010 through June 30, 2010, and paid on July 1, 2010.

110   Nuveen Investments

At June 30, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Minnesota	Nebraska		Oregon
	Municipal	Municipal	Ohio	Intermediate	Short
	Bond Fund	Bond Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

Expiration year:
2015	$—	$—	$—	$—	$937	$—
2016	—	25	—	—	—	—
2017	—	333	225	141	312	—
2018	65	36	205	—	—	6,429

Total	$65	$394	$430	$141	$1,249	$6,429

The following Funds elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Ohio	Short
	Tax Free Fund	Tax Free Fund

Post-October capital losses	$30	$1

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees
During the six months ended December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.50% of the Fund’s average daily net assets. FAF Advisors had agreed to waive fees and reimburse other Fund expenses at least through October 31, 2010, so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	C	Y

California Tax Free Fund	0.65%	1.15%	0.50%
Colorado Tax Free Fund	0.75	1.15	0.50
Intermediate Tax Free Fund	0.75	1.35	0.70
Minnesota Intermediate Municipal Bond Fund	0.75	1.35	0.70
Minnesota Municipal Bond Fund	0.85	1.35	0.70
Missouri Tax Free Fund	0.85	1.35	0.70
Nebraska Municipal Bond Fund	0.75	1.15	0.50
Ohio Tax Free Fund	0.75	1.15	0.50
Oregon Intermediate Municipal Bond Fund	0.85	N/A	0.70
Short Tax Free Fund	0.75	N/A	0.60
Tax Free Fund	0.75	1.35	0.70

N/A – Not applicable; Fund did not offer Class C Shares during the six months ended December 31, 2010.

During the six months ended December 31, 2010, the Funds may have invested in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is included in “Fee waivers” on the Statements of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the closing of the sale.

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Nuveen Fund Advisors.

Nuveen Investments   111

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

				Minnesota
	California	Colorado	Intermediate	Intermediate	Minnesota	Missouri
Average Daily Net Assets	Tax Free Fund	Tax Free Fund	Tax Free Fund	Municipal Fund	Municipal Fund	Tax Free Fund

For the first $125 million	0.4500%	0.4500%	0.4000%	0.3500%	0.3500%	0.4500%
For the next $125 million	0.4375	0.4375	0.3875	0.3375	0.3375	0.4375
For the next $250 million	0.4250	0.4250	0.3750	0.3250	0.3250	0.4250
For the next $500 million	0.4125	0.4125	0.3625	0.3125	0.3125	0.4125
For the next $1 billion	0.4000	0.4000	0.3500	0.3000	0.3000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3250	0.2750	0.2750	0.3750

			Oregon
	Nebraska	Ohio	Intermediate	Short
Average Daily Net Assets	Municipal Fund	Tax Free Fund	Municipal Fund	Tax Free Fund	Tax Free Fund

For the first $125 million	0.3500%	0.4500%	0.3500%	0.2500%	0.4500%
For the next $125 million	0.3375	0.4375	0.3375	0.2375	0.3875
For the next $250 million	0.3250	0.4250	0.3250	0.2250	0.3750
For the next $500 million	0.3125	0.4125	0.3125	0.2125	0.3625
For the next $1 billion	0.3000	0.4000	0.3000	0.2000	0.3500
For net assets over $2 billion	0.2750	0.3750	0.2750	0.1750	0.3250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and making, as appropriate, an adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level

$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.

A Fund’s complex-level fee rate will not exceed the maximum complex-level fee rate of 0.2000%.

The management fee will compensate Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into sub-advisory agreements with Nuveen Asset Management, LLC. Nuveen Asset Management, LLC will be compensated for the sub-advisory services it provides to the Funds from the management fee paid to Nuveen Fund Advisors.

112   Nuveen Investments

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed the percent of each Fund’s average daily net assets, for each share class and for the time periods stated, as set forth in the following table:

				Minnesota
				Intermediate	Minnesota
	California	Colorado	Intermediate	Municipal	Municipal	Missouri
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Bond Fund	Bond Fund	Tax Free Fund

Class A	0.6500%	0.7000%	0.7500%	0.7500%	0.8500%	0.8500%
Class C(1)	N/A	N/A	N/A	1.4500	1.4500	N/A
Class C1(2)	1.1500	1.1500	1.3500	1.3500	1.3500	1.3500
Class I(2)	0.5000	0.5000	0.7000	0.7000	0.7000	0.7000
Through first expiration date	June 30, 2011	June 30, 2011	January 31, 2012	January 31, 2012	January 31, 2012	January 31, 2012

After first expiration date:
Class A	0.8500	0.9000	N/A	N/A	N/A	N/A
Class C1(2)	1.3500	1.3500	N/A	N/A	N/A	N/A
Class I(2)	0.7000	0.7000	N/A	N/A	N/A	N/A
Expiration date	January 31, 2012	January 31, 2012	N/A	N/A	N/A	N/A

				Oregon
		Nebraska		Intermediate
		Municipal	Ohio	Municipal	Short
		Bond Fund	Tax Free Fund	Bond Fund	Tax Free Fund	Tax Free Fund

Class A		0.7000%	0.7000%	0.8500%	0.7500%	0.7500%
Class C(1)		1.2500	N/A	1.4500	N/A	N/A
Class C1(2)		1.1500	1.1500	N/A	N/A	1.3500
Class I(2)		0.5000	0.5000	0.7000	0.6000	0.7000
Expiration date		June 30, 2011	June 30, 2011	January 31, 2012	January 31, 2012	January 31, 2012

After first expiration date:
Class A		0.9000	0.9000	N/A	N/A	N/A
Class C(1)		1.4500	N/A	N/A	N/A	N/A
Class C1(2)		1.3500	1.3500	N/A	N/A	N/A
Class I(2)		0.7000	0.7000	N/A	N/A	N/A
Expiration date		January 31, 2012	January 31, 2012	N/A	N/A	N/A

N/A – Not applicable.

(1)	Effective January 18, 2011, Minnesota Intermediate Municipal Bond Fund, Minnesota Municipal Bond Fund, Nebraska Municipal Bond Fund and Oregon Intermediate Municipal Bond Fund begin offering Class C Shares only to qualifying institutional investors and certain other qualifying accounts.

(2)	Effective January 18, 2011, Class Y Shares are renamed Class I Shares and Class C Shares are renamed Class C1 Shares.

During the six months ended December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end Funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees
During the six months ended December 31, 2010, the FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in

Nuveen Investments   113

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees
During the six months ended December 31, 2010, USBFS served as the Funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The Funds were charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within that Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services. Effective January 1, 2011, USBFS serves as the Funds’ transfer agent pursuant to a new transfer agent agreement with Nuveen Fund Advisors.

Custodian Fees
During the six months ended December 31, 2010, U.S. Bank served as the custodian for each Fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each Fund was equal to an annual rate of 0.005% of average daily net assets. All fees were computed daily and paid monthly.

During the six months ended December 31, 2010, interest earned on uninvested cash balances was used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Indirect payments from custodian” on the Statements of Operations. Conversely, the custodian charged a fee for any cash overdrafts incurred, which increased the Fund’s custodian expenses.

Effective January 1, 2011, U.S. Bank serves as the custodian for each Fund pursuant to a new custodian agreement with Nuveen Fund Advisors.

Distribution and Shareholder Servicing (12b-1) Fees
During the six months ended December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each of the Funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 0.65% of each Fund’s average daily net assets of Class A and Class C Shares (renamed Class C1 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

During the six months ended December 31, 2010, Quasar waived a portion of its 12b-1 fees for Class A Shares, limiting its fees to 0.15% of average daily net assets for Intermediate Tax Free Fund, Minnesota Intermediate Municipal Bond Fund, Oregon Intermediate Municipal Bond Fund and Short Tax Free Fund.

During the six months ended December 31, 2010, total distribution and shareholder servicing fees waived by Quasar for the following Funds were as follows:

Fund	Amount

Intermediate Tax Free Fund	$31
Minnesota Intermediate Municipal Bond Fund	19
Oregon Intermediate Municipal Bond Fund	17
Short Tax Free Fund	4

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors during the six months ended December 31, 2010:

Fund	Amount

California Tax Free Fund	$29
Colorado Tax Free Fund	8
Intermediate Tax Free Fund	27
Minnesota Intermediate Municipal Bond Fund	33
Minnesota Municipal Bond Fund	69
Missouri Tax Free Fund	31
Nebraska Municipal Bond Fund	9
Ohio Tax Free Fund	5
Oregon Intermediate Municipal Bond Fund	13
Short Tax Free Fund	3
Tax Free Fund	22

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Investments LLC, who will serve as the Funds’ distributor. Class A Shares incur a .20% annual 12b-1 service fee. Class C Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C1 Shares incur a .65% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee.

114   Nuveen Investments

Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Nuveen Investments LLC has agreed to limit Class A Share annual 12b-1 service fees to .15% through January 31, 2012, for Intermediate Tax Free Fund and Minnesota Intermediate Municipal Bond Fund. Annual distribution and service fees are based on average daily net assets.

Other Fees and Expenses
In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the six months ended December 31, 2010, legal fees and expenses of $26 were paid to a law firm of which an Assistant Secretary of the Funds is a partner.

Contingent Deferred Sales Charges
During the six months ended December 31, 2010, a CDSC of 1.00% was imposed on redemptions made in the Class C Shares (renamed Class C1 Shares) for the first twelve months. The CDSC was imposed on the value of the purchased shares or the value at the time of redemption, whichever was less. During the six months ended December 31, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the Funds’ shares were as follows:

Fund	Amount

California Tax Free Fund	$76
Colorado Tax Free Fund	1
Intermediate Tax Free Fund	42
Minnesota Intermediate Municipal Bond Fund	58
Minnesota Municipal Bond Fund	49
Missouri Tax Free Fund	42
Nebraska Municipal Bond Fund	—
Ohio Tax Free Fund	5
Oregon Intermediate Municipal Bond Fund	23
Short Tax Free Fund	11
Tax Free Fund	22

8. Regulatory Settlements

On August 23, 2010, Intermediate Tax Free Fund and Tax Free Fund received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Intermediate Tax Free Fund and Tax Free Fund, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from Regulatory Settlement” on the Statements of Operations.

9. Fund Merger

As of the close of business on January 29, 2010, Tax Free Fund acquired the assets and assumed the liabilities of Arizona Tax Free Fund. Tax Free Fund was deemed to be the accounting survivor in the merger. Shareholders of Arizona Tax Free Fund approved the merger on January 22, 2010.

The merger was accomplished by tax free exchanges as detailed below:

Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of Arizona Tax Free Fund	$6,036	$1,500	$13,894	$21,430
Arizona Tax Free Fund shares exchanged	566	141	1,302	2,009
Tax Free Fund shares issued	578	144	1,328	2,050
Net assets of Tax Free Fund immediately before the merger	$40,838	$4,116	$415,610	$460,564
Net assets of Tax Free Fund immediately after the merger	$46,874	$5,616	$429,504	$481,994

The components of Arizona Tax Free’s net assets prior to adjustment for any permanent book-to-tax differences at the merger date were as follows:

			Undistributed	Accumulated
	Total	Portfolio	Net Investment	Net Realized	Net Unrealized
	Net Assets	Capital	Loss	Loss	Appreciation

Arizona Tax Free Fund	$21,430	$21,536	$(74)	$(36)	$4

Nuveen Investments   115

Investment Management Agreement Approval Process (Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom

116   Nuveen Investments

were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services.  In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies. The Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA.  In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement will not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

Nuveen Investments   117

Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale.  The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion.  After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement.  The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

118   Nuveen Investments

Glossary of Terms
Used in this Report

■	Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments   119

Fund Information

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

Independent Registered
Public Accounting Firm
Ernst & Young
155 North Wacker Drive
Chicago, IL 60606

Custodian
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55101

Transfer Agent and
Shareholder Services
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

120   Nuveen Investments

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FTFI-1210D

Mutual Funds

Nuveen Taxable Income Funds (formerly First American Taxable Income Funds) For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report December 31, 2010

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX

Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX

Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX

Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX

Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX

Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX

Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds included in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

CHAIRMAN’S LETTER TO SHAREHOLDERS

Dear Shareholders,

On behalf of my fellow directors, I would like to welcome you to the Nuveen Investments family. You will notice a new name for your Fund, and a new look to this report — but the investment objective and strategies of your Fund remain the same. All of us associated with Nuveen Investments and FAF Advisors have worked diligently to make the transition of the management of your Fund as seamless as possible, and we look forward to continue providing the attractive income and return you have come to expect from your investment.

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

Nuveen Investments   1

Portfolio Manager Commentary and Fund Performance

Nuveen Core Bond Fund (formerly known as First American Core Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, Chris Neuharth, Timothy Palmer, Wan-Chong Kung, and Jeffrey Ebert, recently examined key investment strategies and the performance of the Nuveen Core Bond Fund. Chris Neuharth, CFA, who has 30 years of investment experience, has managed the Fund since 2006. Timothy Palmer, CFA, with 25 years of investment experience, Wan-Chong Kung, CFA, with 27 years of investment experience, and Jeffrey Ebert, with 20 years of investment experience, have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Core Bond Fund returned 2.99% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital U.S. Aggregate Bond Index returned 1.15% and the Lipper Intermediate Investment Grade Debt Funds Category Average returned 2.26% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

The economy appeared to be losing steam as we entered the reporting period due to concerns about the European financial system and a slowdown in U.S. consumer spending. Fixed-income markets were fearful of a double-dip recession and were in risk on/risk off mode, with little investor conviction regarding the durability of the economic recovery or risk appetite amid high levels of market volatility. Ultimately, policy initiatives proved supportive of European sovereigns, corporate earnings were again very strong, consumer deleveraging transformed into consumer spending, and the labor market showed signs of modest improvement.

Following the Federal Reserve’s November announcement of another round of balance sheet expansion, the Treasury market was rocked by concerns about the accommodative monetary policy and the potential longer term fiscal and inflation issues. Extension of the Bush-era tax cuts, although certainly not unexpected, gave deficit hawks more reason to fret and fueled consternation about a “bond bubble” in media headlines. Rates climbed steadily during late 2010 as poor duration positioning by some investors, ongoing hedging activity of excess mortgage duration by servicers, and a lack of overseas appetite for U.S. government bonds applied continuous pressure to the interest rate markets. Conversely, what was bad for rates was good for riskier assets. Improving fundamentals propelled higher beta fixed-income assets such as high-yield corporates and longer maturity, high-quality, commercial mortgage-backed securities (CMBS) to outperform Treasuries by wide margins with returns in excess of 10%. Market technicals continued to be extremely supportive for non-government bonds as retail investors pushed more than $200 billion into taxable fixed-income funds of all types in 2010, much of it later in the year, in search of higher yields.

The Fund enjoyed strong performance relative to both its benchmark and against its peers during the reporting period. Because we believed that the economy would avoid a renewed downturn, we positioned the Fund with an overweight to corporate bonds, particularly financials, and CMBS which generally outperform in times of expanding earnings and strong growth, and a significant underweight in Treasuries. Overall, our sector positioning accounted for more than half of the Fund’s outperformance relative to the benchmark while our lower quality bias and security selection within the corporate and mortgage sectors accounted for the balance.

On the negative side, although we positioned the Fund with an overall portfolio duration, or sensitivity to interest-rate movements, around neutral, our curve exposure was biased toward a flatter yield curve. This strategy was a modest drag on returns as the short and intermediate portions of the curve were better anchored than the long end by stable monetary policy and Treasury buybacks amid the rise in rates.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

Given our view that economic growth would continue at a slow pace and that policy would remain supportive of global financial issues, we’ve continued to favor the non-government sectors of the bond market. From a sector perspective, the Fund maintained a significant underweight to Treasuries, agencies, and, to a lesser extent, agency mortgage-backed securities (MBS) over the reporting period. On the flip side, the Fund’s exposure to corporate bonds, both high-grade and high-yield, was typically between 40% and 45% of portfolio assets over the period. Likewise, the Fund has a nearly 20% exposure to the CMBS and asset-backed securities (ABS) sectors, which benefited greatly from improving fundamentals and lack of new issuance in these market segments. This exposure remained intact heading into 2011 as values continued to be attractive compared to long-term

2   Nuveen Investments

averages and credit metrics continued to show improvement.

Additionally, as the economy gained momentum later in the year, we shifted the Fund’s exposure out of high-grade corporates to high-yield bonds and new issue non-senior CMBS. We believed these sectors were poised to benefit from strong investor demand for higher income-producing securities given the supportive macro environment. Our bias to be overweight financials, in our view the most attractively priced investment-grade corporate sector, also paid off as the sector posted excess returns of more than 400 basis points over the reporting period. We typically positioned the Fund with between 12% and 15% of assets in the financial sector over the time period, with a bias toward systemically important domestic institutions with improving capital bases and stable to improving credit profiles. We have continued to shade the Fund’s mortgage exposure toward an underweight. We believe this sector will need to gradually cheapen in the absence of an institutional buyer such as the Fed or government sponsored enterprises (GSEs), who have been large sponsors of MBS over the past decade, but have now moved into runoff mode.

Our duration policy was close to neutral compared to the Fund’s benchmark during the period. Although the economic landscape is improving, we expect that the Fed will be on hold into 2012. As much as we’d like to establish a long-term defensive duration position, we believe that rates are currently fairly priced and don’t see significant movement higher for the time being.

Nuveen Investments   3

Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, John Fruit, Greg Hanson, and Jeffrey Schmitz, recently examined key investment strategies and the performance of the Nuveen High Income Bond Fund. John Fruit, CFA, who has 23 years of investment experience, has managed the Fund since 2006. Jeffrey Schmitz, CFA, with 24 years of investment experience, has been part of the management team for the Fund since 2008. Effective January 1, 2011, Greg Hanson is no longer a portfolio manager of the Fund.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen High Income Bond Fund returned 12.16% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index returned 10.04% and the Lipper High Current Yield Funds Category Average returned 10.19% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

During the six-month period, the high-yield market enjoyed very strong performance, overcoming the mid-year concerns surrounding the European sovereign crisis and persistent macroeconomic fears in the United States. The anchor of high cash coupons from high-yield bonds in a low-interest rate market provided much support for the high-yield market, as did the record inflows into the asset class. While higher quality, BB-rated bonds fared better in the first half of the year, CCC-rated bonds were the best performers in the last six months of 2010.

Against this backdrop, the Fund’s relative performance was aided by tactically adding to higher-yielding securities and from overweighting more cyclical industries. For example, we added securities in the oil field services, technology, and media sectors to take advantage of the higher yields and improving fundamentals in these areas. We tended to underweight the more defensive areas such as utilities and healthcare. The strong high-yield market was bolstered by the ability of high-yield companies to successfully refinance debt and extend maturities while locking in low rates. We were fortunate to experience no defaults in the Fund during the six-month reporting period. An improvement in corporate liquidity tends to reward lower quality companies and issuers, and provided another reason to add to single-B and CCC-rated at the expense of BB-rated bonds, which tend to be more interest-rate sensitive.

Emerging market debt also performed well in the latter half of 2010 as world economic prospects improved. In addition to the strong technical backdrop, corporate credit fundamentals remained on an improving trajectory. While the Fund maintained only a 5% weighting to emerging market corporates, the strong performance by the international sector helped performance.

On the negative side, the Fund’s below-market exposure to the financial sector was a slight detractor to results when measured vs. the index. As many of these issuers were new entrants to the high-yield universe coming out of the financial crisis, they were off the radar screen of traditional high-yield investors. However, financials were among the very best performers for both the second half of 2010 as well as the full year, registering nearly 25% returns for the year vs. the broad high-yield market return of 14.94%, as measured by the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

Heading into the beginning of the reporting period, we had added to the Fund’s Treasury duration as a hedge against further market volatility like we experienced last May. During that period, a substantial correction in risky assets occurred broadly, with only Treasuries posting positive returns as European sovereign concerns took center stage. Certain portfolio positions such as financial preferreds and hybrid securities suffered during this period. As mixed economic data in July and August turned slightly more positive from September on, the appetite for risk improved. However, continued macro fears persisted, leading the Federal Reserve to announce a second round of quantitative easing, benefiting not only our hedge position in Treasuries, but also the riskiest of high-yield securities. We gradually became more constructive on the market and began to add lower-rated debt and higher yielding securities. We also gravitated toward sectors that are perceived to be more cyclical in nature, such as media, basic materials, and industrials. Additionally, we added selectively to financial issues, which were benefiting greatly from the general reparation of bank and insurance company balance sheets.

As mentioned, investment flows into the high-yield asset class were brisk and we shared in receiving healthy inflows into the Fund. Meanwhile, high-yield supply mostly met this demand through record primary market issuance of new bonds, having priced $262.7 billion in 2010. This new issuance shattered the prior record set in 2009 by more than 70%. We were able to use this heavy new issue calendar to selectively add to new investment opportunities. One of the benefits of using the new issue

4   Nuveen Investments

calendar is the ability to add bonds trading near par; conversely, many secondary issues trade at significant premiums and also have call features that may prevent meaningful upside.

We also used the more favorable period for financials to add to select closed-end funds and preferred stocks. Specifically, we used the weakness during the early part of the reporting period to add to floating-rate bank preferred securities of Bank of America and Goldman Sachs. Following the concerns surrounding the European sovereign crisis, many closed-end funds that own investment-grade, high-yield, and emerging market debt sold off to trade at significant discounts to net asset value, presenting an opportunity. Finally, we added a handful of oil-services bonds to the Fund that are backed by physical interests in oil rigs. In the aftermath of the Gulf of Mexico oil spill in the spring, these securities had cheapened to very attractive levels.

Nuveen Investments   5

Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund)

The portfolio manager for the Fund during the six-month reporting period, Wan-Chong Kung, recently examined key investment strategies and the performance of the Nuveen Inflation Protected Securities Fund. Wan-Chong Kung, CFA, who has 27 years of investment experience, has managed the Fund since its inception in 2004.

Effective January 1, 2011, Chad Kemper, with 12 years of investment experience, has become a co-portfolio manager.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Inflation Protected Securities Fund returned 2.05% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital U.S. TIPS Index returned 1.82% and the Lipper U.S. Treasury Inflation Protected Securities Category Average returned 2.10% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

During the period, the economy pulled out of the mid-year growth scare caused by the European debt crisis, showing signs of long-term stability and resulting in meaningful upgrades to long-term growth forecasts. After a fall rally in rates induced by the prospects of additional Federal Reserve balance sheet expansion, rates retraced the drop and rose as the fourth quarter progressed. As the economy gained steam, equities rallied significantly. With the Fed’s balance sheet expansion providing comfort to the market that policy would remain supportive of risk-taking, investors were eager to move money off the sidelines. Retail investors pushed more than $200 billion into taxable fixed-income funds of all types in 2010, much of it later in the year, in search of higher yields. Fixed-income risk premiums tightened steadily, leading to meaningful outperformance by non-government securities such as corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). Not surprisingly, high-yield bonds performed quite well, posting roughly a 10% return in the second half of 2010.

Early in the period, yields for Treasury Inflation-Protected Securities (TIPS) couldn’t keep pace with falling rates for nominal Treasuries as the market reflected markedly lower growth and low near-term inflation outlooks. This caused TIPS to underperform regular Treasuries in the first two months of the semi-annual reporting period. However, as the period progressed, greater optimism surrounding the economic recovery combined with stronger incoming economic data led to higher inflation expectations. Yields for TIPS rose, but by less than nominal Treasury yields, helping the segment to recover strongly and close ahead for the period.

The Fund outperformed its Barclays Capital benchmark and performed in line with its Lipper peer group for the period. We maintained an underweight position to TIPS throughout, which proved favorable in the initial months of the period, but was then detrimental in the latter months as TIPS outperformed nominal Treasuries. Within the TIPS segment, the portfolio was rewarded for its underweight position in 5-year maturity TIPS in the first few months, against a position in nominal Treasuries, as that segment bore the brunt of tighter breakeven spreads. Toward the middle of the period, we benefited from our move to an overweight position in longer maturity TIPS. By overweighting longer vs. shorter maturity TIPS, the Fund captured the relative breakeven performance on the curve. Additionally, we made an advantageous reallocation out of longer TIPS and into 5-year maturities in the final months of the reporting period, which helped us capture the relative outperformance of the 5-year securities on the TIPS yield curve.

In the strong-performing environment for risk assets, the Fund’s allocations to non-TIPS spread sectors – such as CMBS and ABS – provided solid excess returns and contributed positively to performance. Foreign exposure also added to results with positions in non-dollar bonds and currency exposures performing well, particularly our emphasis on commodity sensitive economies and currencies such as Canada and Australia. However, our Fund’s tactical duration, or sensitivity to interest rates, for the most part detracted from returns during the period.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

We began the semi-annual reporting period with a modest underweight position in all TIPS segments, particularly 5-year maturities, which proved beneficial as TIPS underperformed. However, as time progressed, our underweight to TIPS hindered results. Improvements in economic data supported investors’ more optimistic outlook for growth, which in turn increased investors’ appetite for inflation protection, causing TIPS to outperform nominal Treasuries. Throughout the period, the Fund benefited from its steady allocation to the high-yield corporate debt, CMBS, and ABS sectors as these segments turned in strong results in light of the strengthening economy. Toward the end of 2010, we began looking for more opportunities in those sectors

6   Nuveen Investments

based on the positive backdrop described earlier. At the same time, we shifted our emphasis in the TIPS portion of the portfolio toward 5-year maturities while underweighting 10-year and longer maturities. We believed positive growth trends – combined with strong commodity price gains and the return of more favorable seasonal Consumer Price Index prints toward the end of the period – would favor TIPS performance, particularly in shorter, 5-year maturities.

We continued to manage the duration of the Fund on a tactical basis, adjusting to current market conditions using its nominal Treasury positions. The Fund began the reporting period with a short to neutral duration position vs. the benchmark, which detracted from results as rates for nominal bonds and TIPS raced lower. We moved the Fund to a long duration later in the period, which also proved unsuccessful as rates continued to sell off.

Nuveen Investments   7

Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, Wan-Chong Kung, Chris Neuharth, and Jason O’Brien, recently examined key investment strategies and the performance of the Nuveen Intermediate Government Bond Fund. Wan-Chong Kung, CFA, who has 27 years of investment experience, has managed the Fund since 2002. Chris Neuharth, CFA, with 30 years of investment experience, and Jason O’Brien, CFA, with 18 years of investment experience, have been on the Fund’s management team since 2009.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Intermediate Government Bond Fund returned 1.06% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital Intermediate Government Bond Index returned 0.54% and the Lipper Intermediate U.S. Government Funds Category Average returned 0.32% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and since inception reporting periods ending December 31, 2010.

During the six-month period, the economy pulled out of the mid-year growth scare caused by the European debt crisis, showing signs of long-term stability and resulting in meaningful upgrades to long-term growth forecasts. After a fall rally in rates induced by prospects of additional Federal Reserve balance sheet expansion, rates retraced the drop and rose as the fourth quarter progressed. Yields on 10-year Treasuries moved higher by 36 basis points over the six-month period, causing the 2-to 10-year yield curve to steepen. As the economy gained steam, equities rallied significantly. With the Fed’s balance sheet expansion providing comfort to the market that policy would remain supportive of risk-taking, investors were eager to move money off the sidelines. Retail investors pushed more than $200 billion into taxable fixed-income funds of all types in 2010, much of it later in the year, in search of higher yields. Fixed-income risk premiums tightened steadily, leading to meaningful outperformance by non-government securities such as corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). Not surprisingly, high-yield bonds performed quite well, posting roughly a 10% return in the second half of 2010.

The Fund’s performance relative to its benchmark and peers benefited from allocations to risk assets within the fixed-income marketplace. Specifically, its overweight positions in CMBS, mortgage-backed securities (MBS), and ABS provided a significant amount of the Fund’s excess returns. These sectors produced stellar results as they benefited not only from improving fundamentals as the economic recovery gained momentum, but also a lack of new issuance in these market segments. The Fund was also rewarded for its significant underweight to nominal U.S. Treasuries as the Treasury market was rocked by concerns about the Fed’s accommodative monetary policy and the potential for longer term fiscal and inflation issues. However, our small allocation to Treasury Inflation-Protected Securities (TIPS), which we actually increased during the period, helped the Fund’s results. The TIPS segment outperformed nominal Treasuries by about 50 basis points. On the negative side, we positioned the Fund with a longer duration, or sensitivity to interest rates, later in the period, which proved unsuccessful as rates continued to sell off.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

During the six-month period, we reduced the Fund’s Treasury exposure by about 15% because we believed we could find more compelling opportunities in risk assets. We used the proceeds from the sales to fund purchases in agency debt, CMBS, and TIPS. Within agency debt, we boosted the Fund’s weighting by approximately 11% as the sector cheapened and the outlook remained strong for continued U.S. Treasury support of the segment. In CMBS, we increased the Fund’s allocation by about 2% because we liked the stronger macroeconomic backdrop, improving commercial real estate fundamentals, and attractive valuations we still could find in that sector. A cheapening in TIPS valuations also provided an opportune time to increase the Fund’s exposure in TIPS by approximately 2% as the stronger economic climate brought back some inflationary concerns. We roughly maintained the Fund’s same overweight allocations to MBS and ABS. During the Treasury market selloff, we used the cheapening of intermediate maturity Treasuries, in the 5- to 10-year range, to reduce the Fund’s underweight in that segment.

After lengthening the duration of the Fund later in the period, we quickly retreated to a more neutral stance. Although the economic landscape is improving, we expect that the Fed will be on hold into 2012. As much as we’d like to establish a long-term defensive duration position, we believe that rates are currently fairly priced and don’t see significant movement higher for the time being.

8   Nuveen Investments

Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, Wan-Chong Kung and Jeffrey Ebert, recently examined key investment strategies and the performance of the Nuveen Intermediate Term Bond Fund. Wan-Chong Kung, CFA, who has 27 years of investment experience, has managed the Fund since 2002 and Jeffrey Ebert, with 20 years of investment experience, since 2000.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Intermediate Term Bond Fund returned 2.15% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 1.27% and the Lipper Short-Intermediate Investment Grade Debt Funds Category Average returned 1.64% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

During the six-month period, the economy pulled out of the mid-year growth scare caused by the European debt crisis, showing signs of long-term stability and resulting in meaningful upgrades to long-term growth forecasts. After a fall rally in rates induced by prospects of additional Federal Reserve balance sheet expansion, rates retraced the drop and rose as the fourth quarter progressed. Yields on 10-year Treasuries moved higher by 36 basis points over the six-month period, causing the 2-to 10-year yield curve to steepen. As the economy gained steam, equities rallied significantly. With the Fed’s balance sheet expansion providing comfort to the market that policy would remain supportive of risk-taking, investors were eager to move money off the sidelines. Retail investors pushed more than $200 billion into taxable fixed-income funds of all types in 2010, much of it later in the year, in search of higher yields. Fixed-income risk premiums tightened steadily, leading to meaningful outperformance by non-government securities such as corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). Not surprisingly, high-yield bonds performed quite well, posting roughly a 10% return in the second half of 2010.

The Fund’s performance relative to its benchmark and peers benefited from allocations to risk assets within the fixed-income marketplace. Specifically, its overweight positions in mortgage-backed securities (MBS), corporate bonds, and ABS provided a significant amount of the Fund’s excess returns. These sectors produced stellar results as they benefited not only from improving fundamentals as the economic recovery gained momentum, but also a lack of new issuance in these market segments. The Fund was also rewarded for its significant underweight to nominal U.S. Treasuries as the Treasury market was rocked by concerns about the Fed’s accommodative monetary policy and the potential longer term fiscal and inflation issues. However, our small allocation to Treasury Inflation-Protected Securities (TIPS), which we actually increased during the period, helped the Fund’s results. The TIPS segment outperformed nominal Treasuries by about 50 basis points. On the negative side, we positioned the Fund with a longer duration, or sensitivity to interest rates, later in the period, which proved unsuccessful as rates continued to sell off.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

During the six-month period, we reduced the Fund’s Treasury exposure by approximately 5% because we believed we could find more compelling opportunities in risk assets. We used the proceeds from the sales to fund purchases in CMBS and TIPS. In CMBS, we increased the Fund’s allocation by about 5% because we liked the stronger macroeconomic backdrop, improving commercial real estate fundamentals, and attractive valuations we still could find in that sector. A cheapening in TIPS valuations also provided an opportune time to increase the Fund’s exposure in TIPS by approximately 2% as the stronger economic climate brought back some inflationary concerns. We roughly maintained the Fund’s same overweight allocations to MBS, corporates, and ABS. Within agency debt, we kept the Fund’s underweight position because we believed other sectors offered better spread tightening potential. During the Treasury market selloff, we used the cheapening of intermediate maturity Treasuries, in the 5- to 10-year range, to reduce the Fund’s underweight in that segment.

After lengthening the duration of the Fund later in the period, we quickly retreated to a more neutral stance. Although the economic landscape is improving, we expect that the Fed will be on hold into 2012. As much as we’d like to establish a long-term defensive duration position, we believe that rates are currently fairly priced and don’t see significant movement higher for the time being.

Nuveen Investments   9

Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, Chris Neuharth and Marie Newcome, recently examined key investment strategies and the performance of the Nuveen Short Term Bond Fund. Chris Neuharth, CFA, who has 30 years of investment experience, has managed the Fund since 2004.

Effective January 1, 2011, Marie Newcome is no longer a portfolio manager of the Fund. Peter Agrimson, CFA, with 6 years of investment experience joined the Fund’s management team.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Short Term Bond Fund returned 1.46% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital 1-3 Year Government/Credit Bond Index returned 0.83% and the Lipper Short Investment Grade Debt Funds Category Average returned 1.48% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

During the six-month period, the economy pulled out of the mid-year growth scare caused by the European debt crisis, showing signs of long-term stability and resulting in meaningful upgrades to long-term growth forecasts. After a fall rally in rates induced by prospects of additional Federal Reserve balance sheet expansion, rates retraced the drop and rose as the fourth quarter progressed. Short Treasury rates ended the reporting period roughly unchanged while longer term rates rose modestly. As the economy gained steam, equities rallied significantly. With the Fed’s balance sheet expansion providing comfort to the market that policy would remain supportive of risk-taking, investors were eager to move money off the sidelines. Fixed-income risk premiums tightened steadily, leading to meaningful outperformance by non-government securities such as corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). Not surprisingly, high-yield bonds performed quite well, posting roughly a 10% return in the second half of 2010.

Because we believed that the economy would avoid a renewed downturn, we positioned the Fund with an overweight to corporate bonds, which generally outperform in times of expanding earnings and strong growth, and a significant underweight in Treasuries. Additionally, as the economy gained momentum, we added to the Fund’s exposure to high-yield bonds, which seemed poised to benefit from strong investor demand for higher income producing securities given the supportive macro environment. The Fund performed well relative to its benchmark over the reporting period, with roughly three-fourths of the excess return generated by its diversified high-grade sector overweights, particularly financials and CMBS. Our crossover high-yield corporate positioning added the balance of the Fund’s outperformance. These sector decisions were positive contributors to the Fund’s solid peer group performance for the reporting period as well.

At the same time, given the extremely low level of short-term rates, we positioned the Fund with a long-term strategic bias to be near the short end of the one- to three-year duration band allowed by policy. This decision put the Fund’s duration, or sensitivity to interest-rate movements, more than a half year short of the benchmark’s duration. As short rates remained stubbornly low, this strategy was a modest drag on performance relative to the Barclays Capital benchmark. However, it was beneficial relative to our peers as most competitors appeared to manage to a slightly longer duration than the benchmark over the reporting period.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

Going into the reporting period, our fundamental domestic macro view was fairly constructive and centered on continued accommodative monetary and fiscal policy, strong company earnings, improving corporate balance sheets, and gradual improvements in both the labor market and consumer spending. We also believed that – outside of ongoing struggles with the peripheral countries in Europe – the global economy was recovering, if not expanding, and that this would be supportive of domestic growth. Toward the end of the reporting period, these views were generally validated. While we didn’t make significant changes to portfolio strategy, we did gradually raise the Fund’s exposure to non-investment grade securities, a sector of the market that we believed would benefit the most from the improvement in economic fundamentals. As other investors embraced higher risk fixed-income securities and money continued to flow into fixed-income funds, demand for higher yielding fixed-income assets was strong.

Our sector allocations and security selection were the primary drivers of the Fund’s returns during period and remain our most important strategies going forward. Because we continued to expect private sector debt to outperform public sector debt, we maintained the Fund’s

10   Nuveen Investments

overweight in non-government spread sectors. We received significant amounts of new cash into the Fund which allowed us to take advantage of market opportunities. Many of the Fund’s purchases involved either the new issue CMBS market or the secondary non-agency mortgage-related sector. We have been eager to add new issue CMBS as these bonds are backed by extremely clean loans with strong credit characteristics. Our purchases in the non-agency market were generally very short, high-quality cash flow bonds. The majority of these bonds were secondary pieces that cheapened up modestly due to ongoing concerns about mortgage representations and warranties. As always, we performed our own credit and cash-flow analysis in evaluating bonds in these market sectors.

With rates at historic lows, we remain committed to maintaining a defensive interest rate posture in the Fund. We continue to manage duration toward the lower end of the 1- to 3-year policy range. We have added to the Fund’s exposure in high-quality floating rate product to mitigate the negative impact of higher rates on the value of the Fund.

Nuveen Investments   11

Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund)

The portfolio managers for the Fund during the six-month reporting period, Timothy Palmer, Jeffrey Ebert, Wan-Chong Kung, and Chris Neuharth, recently examined key investment strategies and the performance of the Nuveen Total Return Bond Fund. Timothy Palmer, CFA, with 25 years of investment experience, has been the lead manager of the Fund since 2005. Jeffrey Ebert, who has 20 years of investment experience, has been on the management team since 2000.

Effective January 1, 2011, Wan-Chong Kung and Chris Neuharth are no longer portfolio managers of the Fund. Marie Newcome, CFA, with 19 years of investment experience, joined the Fund’s portfolio management team.

How did the Fund perform during the six-month reporting period ended December 31, 2010?
During the six months ending December 31, 2010, the Nuveen Total Return Bond Fund returned 5.28% (Class A Shares at net asset value). In comparison, the unmanaged Barclays Capital U.S. Aggregate Bond Index returned 1.15% and the Lipper Intermediate Investment Grade Debt Funds Category Average returned 2.26% during the same period. The table on page 14 provides additional Class A Share total returns for the Fund for the one-year, five-year, and ten-year reporting periods ending December 31, 2010.

The economy appeared to be losing steam as we entered the reporting period due to concerns about the European financial system and a slowdown in U.S. consumer spending. Fixed-income markets were fearful of a double-dip recession and in risk on/risk off mode, with little investor conviction regarding the durability of the economic recovery or risk appetite amid high levels of market volatility. Ultimately, policy initiatives proved supportive of European sovereigns, corporate earnings were again very strong, consumer deleveraging transformed into consumer spending, and the labor market showed signs of modest improvement.

Following the Federal Reserve’s November announcement of another round of balance sheet expansion, the Treasury market was rocked by concerns about the accommodative monetary policy and the potential for longer term fiscal and inflation issues. Although global rates rose, foreign markets outperformed Treasuries. The dollar slid to annual lows in anticipation of the move and, although it firmed somewhat early in the fourth quarter, the dollar remained soft, particularly vs. growth-oriented currencies. Extension of the Bush-era tax cuts, although certainly not unexpected, gave deficit hawks more reason to fret and fueled consternation about a “bond bubble” in media headlines. Rates climbed steadily during late 2010 as poor duration positioning by some investors, ongoing hedging activity of excess mortgage duration by servicers, and a lack of overseas appetite for U.S. government bonds applied continuous pressure to the interest rate markets. Conversely, what was bad for U.S. government securities was good for riskier assets as they were extremely well bid against the backdrop of continued strong corporate earnings and a global economy clearly in recovery, if not expansion, mode. Improving fundamentals propelled higher beta fixed-income assets such as high-yield corporates, emerging market bonds, and longer maturity, high-quality, commercial mortgage-backed securities (CMBS) to outperform Treasuries by wide margins with returns in excess of 10%. Market technicals continued to be extremely supportive for non-U.S. government bonds as retail investors pushed more than $200 billion into taxable fixed-income funds of all types in 2010, much of it later in the year, in search of higher yields.

The Fund enjoyed very strong performance, outpacing the Barclays Capital U.S. Aggregate Bond Index by a large margin and performing near the top of its peer group for the reporting period. Our decision to substantially underweight Treasuries, agencies, and mortgage-backed security (MBS) pass-throughs in favor of corporates, high yield, and CMBS accounted for most of the Fund’s excess returns. The additional income from these sectors combined with a contraction in risk premiums aided performance. Foreign exposure added significantly to results as well with positions in foreign bonds and currency exposures performing well, particularly our emphasis on solid, growth-oriented countries such as Canada and Australia. Issue selection and the Fund’s lower quality bias also benefited returns. The Fund’s overweight position in financials paid off as did selection within the high-yield market and participation in many new issues in both the corporate and securitized sectors. Also, our lower rated credits, especially BBB-rated and crossover issues, beat higher rated bonds.

What strategies were used to manage the Fund? How did these strategies influence performance?
The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments.

Given our view that economic growth would continue at a slow pace and that policy would remain supportive of global financial issues, we continued to favor the non-government sectors of the bond market. From a high-level view, our Fund allocations were little changed during the reporting period with continued overweights to corporate bonds, CMBS, and asset-backed securities (ABS) as well as allocations to non-core sectors including high-yield and emerging market debt. With risk premiums contracting significantly over the past several years, our corporate bond strategy has become increasingly bottom-up in nature and focused on opportunities in specific credits,

12   Nuveen Investments

particularly in the financial and energy sectors. The Fund is roughly 20% overweight in investment-grade corporates, with an overweight to financials and a lower quality bias. As some of our corporate holdings have reached valuation targets, we have moved into new credits identified through our research process. We are also maintaining a significant weight to high-yield corporates and select emerging market issues. We remain constructive on foreign markets and are biased to overweight growth-sensitive markets and currencies, responding as global conditions develop.

We were also eager to add CMBS in the new-issue market, which we believe has vastly superior credit metrics compared to seasoned deals and remains quite attractively valued from a long-term perspective. We used concerns surrounding the mortgage foreclosure process along with representation and warranty issues to add to the Fund’s exposure in short, high-quality, mortgage-related assets at attractive levels vs. traditional consumer ABS. We have kept the Fund’s mortgage underweight intact. We believe this sector will need to gradually cheapen in the absence of an institutional buyer such as the Fed or government sponsored enterprises (GSEs), who have been large sponsors of MBS over the past decade, but have now moved into runoff mode.

We adjusted the Fund’s duration, or sensitivity to interest-rate movements, between underweight and neutral compared to its benchmark during the period, based on valuations in the market. Although the economic landscape is improving, we expect that the Fed will be on hold into 2012. As much as we’d like to establish a long-term defensive duration position, we believe that rates are currently fairly priced and will look for better opportunities to express our long-term view.

Nuveen Investments   13

*	The since-inception return for the Nuveen High Income Bond Fund is from 8/30/01, for the Nuveen Inflation Protected Securities Fund is from 10/1/04, and for the Nuveen Intermediate Government Bond Fund is from 10/25/02.

[1]	The Lipper Funds Categories represent the average annualized returns for all the funds in each respective Lipper Funds category. Average returns do not include the effects of sales charges. It is not possible to invest directly in a Lipper category average.

[2]	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays Capital U.S. TIPS Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Capital Intermediate Government Bond Index is an unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years. The Barclays Capital 1-3 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Class A Shares – Average Annual Total Returns
As of 12/31/2010

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year

Nuveen Core Bond Fund
A Shares at NAV	2.99%	7.69%	5.49%	5.28%
A Shares at Offer	-1.40%	3.08%	4.58%	4.82%
Lipper Intermediate Investment Grade Debt Funds Category[1]	2.26%	7.73%	5.18%	5.34%
Barclays Capital U.S. Aggregate Bond Index[2]	1.15%	6.56%	5.80%	5.84%

Nuveen Intermediate Term Bond Fund
A Shares at NAV	2.15%	6.42%	5.43%	5.05%
A Shares at Offer	-0.92%	3.25%	4.78%	4.72%
Lipper Short-Intermediate Investment Grade Debt Funds Category[1]	1.64%	5.49%	4.55%	4.45%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index[2]	1.27%	5.89%	5.53%	5.51%

Nuveen Short Term Bond Fund
A Shares at NAV	1.46%	3.33%	4.10%	3.77%
A Shares at Offer	-0.82%	0.99%	3.62%	3.54%
Lipper Short Investment Grade Debt Funds Category[1]	1.48%	3.90%	3.61%	6.35%
Barclays Capital 1-3 Year Gov’t/Credit Bond Index[2]	0.83%	2.80%	4.53%	4.34%

Nuveen Total Return Bond Fund
A Shares at NAV	5.28%	9.12%	6.73%	6.39%
A Shares at Offer	0.77%	4.49%	5.80%	5.93%
Lipper Intermediate Investment Grade Debt Funds Category[1]	2.26%	7.73%	5.18%	5.34%
Barclays Capital U.S. Aggregate Bond Index[2]	1.15%	6.56%	5.80%	5.84%

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception*

Nuveen High Income Bond Fund
A Shares at NAV	12.16%	15.35%	7.58%	7.06%
A Shares at Offer	6.87%	9.84%	6.53%	6.50%
Lipper High Current Yield Funds Category[1]	10.19%	14.24%	6.60%	7.08%
Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index[2]	10.04%	14.94%	8.91%	9.04%

Nuveen Inflation Protected Securities Fund
A Shares at NAV	2.05%	6.94%	4.86%	4.67%
A Shares at Offer	-2.30%	2.36%	3.95%	3.95%
Lipper U.S. Treasury Inflation Protected Securities Funds Category[1]	2.10%	5.84%	4.31%	4.64%
Barclays Capital U.S. TIPS Index[2]	1.82%	6.31%	5.33%	5.22%

Nuveen Intermediate Government Bond Fund
A Shares at NAV	1.06%	5.30%	4.98%	3.81%
A Shares at Offer	-1.96%	2.18%	4.35%	3.42%
Lipper Intermediate U.S. Government Funds Category[1]	0.32%	5.05%	5.00%	4.06%
Barclays Capital Intermediate Government Bond Index[2]	0.54%	5.29%	5.42%	4.22%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum sales charge; see Notes to Financial Statements, Footnote 7 – Management Fees and Other Transactions with Affiliates, Other Fees and Expenses for more information. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 – Management Fees and Other Transactions with Affiliates, Investment Advisory Fees for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

14   Nuveen Investments

Share Class Total Returns

Effective January 18, 2011, former First American Fund’s Class R Shares were renamed Class R3 shares and Class Y Shares were renamed Class I Shares.

Average Annual Total Returns at Offer for Class A Shares reflect the Fund’s maximum sales charge that went into effect January 18, 2011.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Six-month returns are cumulative; all other returns are annualized. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Nuveen Core Bond Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	9/24/2001
Average Annual Total Returns At Offer
Class A	-1.40%	3.08%	4.58%	4.82%	—

Average Annual Total Returns At NAV
Class A	2.99%	7.69%	5.49%	5.28%	—

Class B w/o CDSC	2.54%	6.87%	4.69%	4.48%	—

Class B w/CDSC	-2.46%	1.87%	4.53%	4.48%	—

Class C	2.53%	6.82%	4.68%	4.48%	—

Class R3	2.85%	7.38%	5.27%	—	4.69%

Class I	3.12%	7.96%	5.74%	5.53%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.25% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a 5.00% CDSC in the first year and declines annually to 0.00% in the seventh year following purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plan clients. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Investments   15

Share Class Total Returns

Nuveen High Income Bond Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	8/30/2001	9/24/2001
Average Annual Total Returns At Offer
Class A	6.87%	9.84%	6.53%	6.50%	—

Average Annual Total Returns At NAV
Class A	12.16%	15.35%	7.58%	7.06%	—

Class B w/o CDSC	11.58%	14.35%	6.75%	6.29%	—

Class B w/CDSC	6.58%	9.35%	6.61%	6.29%	—

Class C	11.67%	14.58%	6.79%	6.28%	—

Class R3	11.91%	15.03%	7.32%	—	7.47%

Class I	12.16%	15.64%	7.85%	7.33%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a 5.00% CDSC in the first year and declines annually to 0.00% in the seventh year following purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plan clients. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Inflation Protection Securities Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	10/1/2004
Average Annual Total Returns At Offer
Class A	-2.30%	2.36%	3.95%	3.95%

Average Annual Total Returns At NAV
Class A	2.05%	6.94%	4.86%	4.67%

Class C	1.71%	6.13%	4.04%	3.86%

Class R3	1.29%	6.01%	4.46%	4.32%

Class I	2.13%	7.15%	5.08%	4.90%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.25% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plan clients. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

16   Nuveen Investments

Nuveen Intermediate Government Bond Fund

 Average Annual Total Returns as of December 31, 2010

				Since Inception
	6-month (Cumulative)	1-year	5-years	10/25/2002	10/28/2009
Average Annual Total Returns At Offer
Class A	-1.96%	2.18%	4.35%	3.42%	—

Average Annual Total Returns At NAV
Class A	1.06%	5.30%	4.98%	3.81%	—

Class C	0.63%	4.42%	—	—	3.10%

Class R3	0.77%	4.82%	—	—	3.51%

Class I	1.14%	5.46%	5.14%	3.96%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plan clients. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Intermediate Term Bond Fund

 Average Annual Total Returns as of December 31, 2010

	6-month (Cumulative)	1-year	5-years	10-years

Average Annual Total Returns At Offer
Class A	-0.92%	3.25%	4.78%	4.72%

Average Annual Total Returns At NAV
Class A	2.15%	6.42%	5.43%	5.05%

Class I	2.24%	6.61%	5.58%	5.21%

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Investments   17

Share Class Total Returns

Nuveen Short Term Bond Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	10/28/2009

Average Annual Total Returns At Offer
Class A	-0.82%	0.99%	3.62%	3.54%	—

Average Annual Total Returns At NAV
Class A	1.46%	3.33%	4.10%	3.77%	—

Class C	1.12%	2.45%	—	—	2.58%

Class I	1.54%	3.48%	4.27%	3.94%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.25% maximum sales charge. Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Nuveen Total Return Bond Fund

 Average Annual Total Returns as of December 31, 2010

					Since Inception
	6-month (Cumulative)	1-year	5-years	10-years	9/24/2001

Average Annual Total Returns At Offer
Class A	0.77%	4.49%	5.80%	5.93%	—

Average Annual Total Returns At NAV
Class A	5.28%	9.12%	6.73%	6.39%	—

Class B w/o CDSC	4.76%	8.14%	5.89%	5.56%	—

Class B w/CDSC	-0.24%	3.14%	5.73%	5.56%	—

Class C	4.87%	8.15%	5.93%	5.58%	—

Class R3	5.07%	8.69%	6.39%	—	5.97%

Class I	5.36%	9.28%	6.97%	6.64%	—

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.25% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a 5.00% CDSC in the first year and declines annually to 0.00% in the seventh year following purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plan clients. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

18   Nuveen Investments

Holdings Summaries

Nuveen Core Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Corporate Bonds	43.7%
U.S. Government Agency Mortgage-Backed Securities	24.9
Commercial Mortgage-Backed Securities	9.8
Asset-Backed Securities	8.5
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	3.7
U.S. Government & Agency Securities	3.6
Preferred Stocks	0.0
Short-Term Investments	4.2
Other Assets and Liabilities, Net[2]	(3.4)

100.0%

Nuveen High Income Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

High Yield Corporate Bonds	84.2%
Preferred Stocks	4.3
Convertible Securities	1.7
Exchange-Traded Funds	1.7
Investment Grade Corporate Bonds	1.5
Common Stocks	1.1
Closed-End Funds	1.0
Asset-Backed Securities	0.0
Short-Term Investments	3.3
Other Assets and Liabilities, Net[2]	1.2

100.0%

Nuveen Inflation Protected Securities Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

U.S. Government & Agency Securities	87.0%
Corporate Bonds	6.5
Commercial Mortgage-Backed Securities	3.4
Preferred Stocks	0.2
Exchange-Traded Funds	0.2
Convertible Securities	0.1
Closed-End Funds	0.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	0.0
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.7

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of December 31, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Investments   19

Holdings Summaries

Nuveen Intermediate Government Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

U.S. Government & Agency Securities	53.5%
U.S. Government Agency Mortgage-Backed Securities	21.2
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	6.6
Commercial Mortgage-Backed Securities	5.5
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	4.0
Corporate Bonds	3.6
Asset-Backed Securities	3.3
Short-Term Investments	2.1
Other Assets and Liabilities, Net[2]	0.2

100.0%

Nuveen Intermediate Term Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Corporate Bonds	49.1%
Asset-Backed Securities	14.0
Commercial Mortgage-Backed Securities	9.7
U.S. Government & Agency Securities	7.0
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	6.9
U.S. Government Agency Mortgage-Backed Securities	6.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	3.7
Municipal Bonds	0.9
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of December 31, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

20   Nuveen Investments

Nuveen Short Term Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Corporate Bonds	44.4%
Asset-Backed Securities	16.9
Commercial Mortgage-Backed Securities	9.7
U.S. Government Agency Mortgage-Backed Securities	8.4
U.S. Government & Agency Securities	7.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	6.3
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	3.4
Municipal Bond	0.8
Short-Term Investments	2.5
Other Assets and Liabilities, Net[2]	0.5

100.0%

Nuveen Total Return Bond Fund

 Sector Allocation as of December 31, 20101 (% of net assets)

Corporate Bonds	59.5%
U.S. Government Agency Mortgage-Backed Securities	18.2
Commercial Mortgage-Backed Securities	9.4
Asset-Backed Securities	5.6
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	3.1
U.S. Government & Agency Securities	2.1
Preferred Stocks	0.5
Closed-End Funds	0.2
Convertible Security	0.1
Municipal Bond	0.1
Short-Term Investments	7.6
Other Assets and Liabilities, Net[2]	(6.4)

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of December 31, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Nuveen Investments   21

Expense Examples

Effective January 18, 2011, former First American Fund’s Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

Expense Example
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Nuveen Core Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$1,029.90	$4.76

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

Class B Actual[2]	$1,000.00	$1,025.40	$8.58

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

Class C Actual[2]	$1,000.00	$1,025.30	$8.58

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

Class R3 Actual[2]	$1,000.00	$1,028.50	$6.03

Class R3 Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class I Actual[2]	$1,000.00	$1,031.20	$3.48

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.68%, 1.68%, 1.18%, and 0.68% for Class A, Class B, Class C, Class R3, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of 2.99%, 2.54%, 2.53%, 2.85%, and 3.12% for Class A, Class B, Class C, Class R3, and Class I, respectively.

22   Nuveen Investments

 Nuveen High Income Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$1,121.60	$5.88

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

Class B Actual[2]	$1,000.00	$1,115.80	$9.87

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

Class C Actual[2]	$1,000.00	$1,116.70	$9.87

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

Class R3 Actual[2]	$1,000.00	$1,119.10	$7.16

Class R3 Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

Class I Actual[2]	$1,000.00	$1,121.60	$4.55

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.34%, and 0.85% for Class A, Class B, Class C, Class R3, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of 12.16%, 11.58%, 11.67%, 11.91%, and 12.16% for Class A, Class B, Class C, Class R3, and Class I, respectively.

 Nuveen Inflation Protected Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[4]	$1,000.00	$1,020.50	$4.33

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

Class C Actual[4]	$1,000.00	$1,017.10	$8.13

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

Class R3 Actual[4]	$1,000.00	$1,012.90	$5.58

Class R3 Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

Class I Actual[4]	$1,000.00	$1,021.30	$3.06

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended December 31, 2010 of 2.05%, 1.71%, 1.29%, and 2.13% for Class A, Class C, Class R3, and Class I, respectively.

Nuveen Investments   23

Expense Examples

 Nuveen Intermediate Government Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$1,010.60	$3.65

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67

Class C Actual[2]	$1,000.00	$1,006.30	$7.94

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

Class R3 Actual[2]	$1,000.00	$1,007.70	$5.41

Class R3 Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

Class I Actual[2]	$1,000.00	$1,011.40	$2.89

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.72%, 1.57%, 1.07% and 0.57% for Class A, Class C, Class R3, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of 1.06%, 0.63%, 0.77% and 1.14% for Class A, Class C, Class R3, and Class I, respectively.

 Nuveen Intermediate Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[4]	$1,000.00	$1,021.50	$4.28

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

Class I Actual[4]	$1,000.00	$1,022.40	$3.52

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.84% and 0.69% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended December 31, 2010 of 2.15% and 2.24% for Class A and Class I, respectively.

 Nuveen Short Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[6]	$1,000.00	$1,014.60	$3.81

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class C Actual[6]	$1,000.00	$1,011.20	$8.11

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

Class I Actual[6]	$1,000.00	$1,015.40	$3.05

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.60% and 0.60% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended December 31, 2010 of 1.46%, 1.12% and 1.54% for Class A, Class C and Class I, respectively.

24   Nuveen Investments

 Nuveen Total Return Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (7/01/10 to
	Value (7/01/10)	Value (12/31/10)	12/31/10)

Class A Actual[2]	$1,000.00	$1,052.80	$4.55

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48

Class B Actual[2]	$1,000.00	$1,047.60	$8.98

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class C Actual[2]	$1,000.00	$1,048.70	$8.99

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class R3 Actual[2]	$1,000.00	$1,050.70	$6.41

Class R3 Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

Class I Actual[2]	$1,000.00	$1,053.61	$3.83

Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.88%, 1.74%, 1.74%, 1.24%, and 0.74% for Class A, Class B, Class C, Class R3, and Class I, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended December 31, 2010 of 5.28%, 4.76%, 4.87%, 5.07%, and 5.36% for Class A, Class B, Class C, Class R3, and Class I, respectively.

Nuveen Investments   25

Shareholder Meeting Report

A special Meeting of the funds’ shareholders was held on December 17, 2010; at this meeting the shareholders were asked to vote on the election of ten directors to the Board of Directors and the approval of the New Advisory Agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

			Nuveen Inflation
	Nuveen Core	Nuveen High	Protected	Nuveen Intermediate	Nuveen Intermediate	Nuveen Short	Nuveen Total Return
	Bond Fund	Income Bond Fund	Securities Fund	Government Bond Fund	Term Bond Fund	Term Bond Fund	Bond Fund
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:

John P. Amboian
For	90,308,630	42,812,258	14,584,473	15,296,054	54,573,090	56,316,726	53,714,191
Withhold	949,381	107,930	22,947	39,429	215,819	229,338	75,613

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Robert P. Bremner
For	90,293,138	42,823,479	14,582,087	15,298,205	54,565,920	56,297,504	53,708,705
Withhold	964,873	96,709	25,333	37,278	222,989	248,560	81,099

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Jack B. Evans
For	90,328,064	42,775,323	14,584,473	15,263,028	54,574,661	56,340,828	53,672,984
Withhold	929,947	144,865	22,947	72,455	214,248	205,236	116,820

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

William C. Hunter
For	90,333,839	42,823,814	14,584,473	15,298,781	54,579,109	56,340,828	53,672,984
Withhold	924,172	96,374	22,947	36,702	209,800	205,236	116,820

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

David J. Kundert
For	90,290,839	42,828,452	14,582,163	15,298,205	54,526,189	56,283,360	53,711,404
Withhold	967,172	91,736	25,257	37,278	262,720	262,704	78,400

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

William J. Schneider
For	90,295,443	42,828,818	14,582,087	15,295,478	54,528,051	56,283,360	53,711,404
Withhold	962,568	91,370	25,333	40,005	260,858	262,704	78,400

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Judith M. Stockdale
For	90,363,785	42,831,363	14,586,428	15,298,205	54,572,582	56,340,180	53,674,679
Withhold	894,226	88,825	20,992	37,278	216,327	205,884	115,125

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Carole E. Stone
For	90,354,616	42,769,794	14,586,352	15,262,452	54,572,431	56,329,668	53,675,683
Withhold	903,395	150,394	21,068	73,031	216,478	216,396	114,121

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Virginia L. Stringer
For	90,071,779	42,825,979	14,584,118	15,298,205	54,203,402	56,272,270	53,711,404
Withhold	1,186,232	94,209	23,302	37,278	585,507	273,794	78,400

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Terence J. Toth
For	90,308,890	42,750,035	14,584,473	15,263,028	54,572,582	56,326,765	53,708,349
Withhold	949,121	170,153	22,947	72,455	216,327	219,299	81,455

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

Approval of the investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

For	84,701,158	39,254,456	13,211,937	14,025,405	52,914,467	50,401,541	50,264,660
Against	167,783	69,703	48,188	12,995	110,514	150,981	74,869
Abstain	874,527	68,372	9,817	15,586	62,269	86,129	145,615
Non-Vote	5,514,543	3,527,657	1,337,478	1,281,497	1,701,659	5,907,413	3,304,660

Total	91,258,011	42,920,188	14,607,420	15,335,483	54,788,909	56,546,064	53,789,804

26   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Core Bond Fund (“Core Bond Fund”)
(formerly known as First American Core Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 43.7%
Banking – 7.3%
Ally Financial
7.500%, 09/15/2020 ■ ▼	$1,650	$1,730
Bank of AmericaΔ
5.875%, 01/05/2021 ▼	6,130	6,342
8.000%, 12/29/2049 Δ	6,225	6,274
Barclays Bank
5.125%, 01/08/2020 ¬	3,665	3,743
Citigroup
5.375%, 08/09/2020 ▼	2,650	2,753
8.125%, 07/15/2039 ▼	3,500	4,453
Citigroup Capital XXI
8.300%, 12/21/2077 Δ	3,720	3,869
First National Bank of Chicago
8.080%, 01/05/2018	1,211	1,333
HSBC Holdings
6.800%, 06/01/2038 ¬	4,030	4,358
JPMorgan Chase
5.150%, 10/01/2015	3,695	3,908
4.400%, 07/22/2020	4,330	4,262
5.500%, 10/15/2040 ▼	4,440	4,538
Series 1
7.900%, 04/29/2049 Δ	3,645	3,875
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2066 ▼	2,510	2,525
JPMorgan Chase Capital XXII
Series V
6.450%, 01/15/2087	2,110	2,102
KeyCorp
Series MTN
3.750%, 08/13/2015 ▼	4,930	4,946
Sovereign Bank
8.750%, 05/30/2018	3,675	4,007
UBS
4.875%, 08/04/2020 ¬	4,410	4,487
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	2,525	2,424
Wells Fargo
Series K
7.980%, 03/29/2049 ▼ Δ	3,120	3,292
Wells Fargo Bank
5.950%, 08/26/2036	3,415	3,490
Wells Fargo Capital X
5.950%, 12/15/2086	2,760	2,664
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 ▼ Δ	3,835	3,964

		85,339

Basic Industry – 4.5%
Arcelormittal
7.000%, 10/15/2039 ¬	5,500	5,708
Celulosa Arauco y Constitucion
5.625%, 04/20/2015 ▼ ¬	3,000	3,186
Dow Chemical
4.250%, 11/15/2020	3,415	3,271
Georgia-Pacific
7.125%, 01/15/2017 ■	1,500	1,598
5.400%, 11/01/2020 ■	1,820	1,799
Incitec Pivot Finance
6.000%, 12/10/2019 ■	3,830	3,922
International Paper
8.700%, 06/15/2038	3,015	3,803
Nalco
6.625%, 01/15/2019 ■	2,255	2,306
Newmont Mining
6.250%, 10/01/2039	3,500	3,806
Plum Creek Timberlands
4.700%, 03/15/2021	5,000	4,759
Rio Tinto Finance U.S.A.
7.125%, 07/15/2028 ▼ ¬	2,955	3,627
Southern Copper
7.500%, 07/27/2035	2,550	2,830
Teck Cominco Limited
6.125%, 10/01/2035 ¬	2,785	2,998
Vale Overseas
6.875%, 11/10/2039 ¬	3,895	4,304
Vedanta Resources
9.500%, 07/18/2018 ■ ▼ ¬	2,055	2,248
Yara International
7.875%, 06/11/2019 ■ ¬	2,500	2,979

		53,144

Brokerage – 3.1%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	2,415	2,047
Goldman Sachs Group
6.000%, 06/15/2020 ▼	10,375	11,212
6.750%, 10/01/2037	3,685	3,767
Merrill Lynch
6.050%, 05/16/2016	9,935	10,236
Morgan Stanley
7.300%, 05/13/2019 ▼	2,450	2,758
5.500%, 07/24/2020 ▼	6,250	6,314

		36,334

Capital Goods – 0.6%
GE Capital Trust I
6.375%, 11/15/2067 Δ	4,000	3,950
L-3 Communications
Series B
6.375%, 10/15/2015	3,150	3,245

		7,195

Communications – 4.4%
American Tower
5.050%, 09/01/2020	3,980	3,914
AT&T
6.550%, 02/15/2039 ▼	3,530	3,842
British Sky Broadcasting
6.100%, 02/15/2018 ■ ¬	3,450	3,849
Comcast
6.400%, 03/01/2040 ▼	1,565	1,677
DirecTV Holdings
5.200%, 03/15/2020	6,215	6,443
Embarq
7.082%, 06/01/2016	2,575	2,848
Frontier Communications
8.500%, 04/15/2020 ▼	3,500	3,824
NBC Universal
4.375%, 04/01/2021 ■	1,315	1,276
6.400%, 04/30/2040 ■ ▼	3,060	3,250
News America
6.150%, 03/01/2037	35	37
6.650%, 11/15/2037	3,590	3,976
Rogers Communications
6.800%, 08/15/2018 ▼ ¬	3,030	3,643
Sprint Nextel
6.000%, 12/01/2016 ▼	2,000	1,933
Time Warner Cable
8.750%, 02/14/2019	2,000	2,545
5.875%, 11/15/2040 ▼	2,410	2,384

Nuveen Investments   27

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Verizon Communications
6.900%, 04/15/2038 ▼	$5,870	$6,846

		52,287

Consumer Cyclical – 2.3%
Ford Motor Credit
6.625%, 08/15/2017	2,425	2,549
Ingram Micro
5.250%, 09/01/2017	2,000	2,024
J.C. Penney
5.650%, 06/01/2020	2,585	2,475
Navistar International
8.250%, 11/01/2021	2,710	2,913
R.R. Donnelley & Sons
7.625%, 06/15/2020	1,990	2,132
Time Warner
6.100%, 07/15/2040	3,250	3,410
Viacom
6.875%, 04/30/2036 ▼	4,105	4,710
Whirlpool
Series MTN
5.500%, 03/01/2013	4,905	5,209
Wyndham Worldwide
6.000%, 12/01/2016 ▼	2,000	2,093

		27,515

Consumer Non Cyclical – 2.6%
Altria Group
9.950%, 11/10/2038	2,975	4,192
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039 ■ ▼	3,850	5,223
Constellation Brands
7.250%, 05/15/2017	1,000	1,059
General Mills
5.400%, 06/15/2040	3,780	3,830
HCA
7.250%, 09/15/2020 ▼	2,400	2,508
Kraft Foods
6.500%, 02/09/2040	3,855	4,320
Lorillard Tobacco
8.125%, 06/23/2019	3,350	3,728
UnitedHealth Group
6.875%, 02/15/2038 ▼	3,185	3,708
Valeant Pharmaceuticals
6.875%, 12/01/2018 ■ ¬	2,080	2,064

		30,632

Electric – 2.1%
Constellation Energy Group
5.150%, 12/01/2020	3,305	3,254
FirstEnergy Solutions
6.050%, 08/15/2021	3,690	3,791
Majapahit Holding
7.750%, 01/20/2020 ■ ¬	1,800	2,074
MidAmerican Energy Holdings
6.125%, 04/01/2036 ▼	5,185	5,601
NV Energy
6.250%, 11/15/2020	2,725	2,739
Ohio Power
Series K
6.000%, 06/01/2016	4,100	4,615
Pacific Gas & Electric
5.400%, 01/15/2040	3,000	3,030

		25,104

Energy – 4.0%
Anadarko Petroleum
6.375%, 09/15/2017 ▼	2,070	2,255
6.200%, 03/15/2040 ▼	3,230	3,153
Canadian Oil Sands
7.750%, 05/15/2019 ■ ¬	3,050	3,605
Cloud Peak Energy Resources
8.500%, 12/15/2019 ▼	2,000	2,190
Diamond Offshore Drilling
5.700%, 10/15/2039	3,280	3,257
El Paso Pipeline Partners
4.100%, 11/15/2015	1,680	1,663
Forest Oil
7.250%, 06/15/2019 ▼	2,700	2,740
Lukoil International Finance
6.125%, 11/09/2020 ■ ¬	4,785	4,791
Nabors Industries
5.000%, 09/15/2020 ■	2,935	2,847
Nexen
6.400%, 05/15/2037 ¬	3,475	3,367
Petrobras International Finance
6.875%, 01/20/2040 ¬	2,495	2,621
Petro-Canada
6.800%, 05/15/2038 ¬	2,255	2,568
Pride International
8.500%, 06/15/2019	1,000	1,138
6.875%, 08/15/2020	1,745	1,810
Valero Energy
6.125%, 02/01/2020	4,290	4,556
Weatherford International
7.000%, 03/15/2038 ¬	3,740	4,012

		46,573

Finance – 4.2%
American Express Credit
Series C
7.300%, 08/20/2013	2,230	2,513
Anglogold Holdings
6.500%, 04/15/2040 ¬	4,530	4,631
Capital One Bank
8.800%, 07/15/2019	5,780	7,109
Capital One Capital III
7.686%, 08/15/2036	2,755	2,755
Countrywide Financial
6.250%, 05/15/2016	4,390	4,502
Discover Financial Services
10.250%, 07/15/2019	3,690	4,580
Fresenius U.S. Finance II
9.000%, 07/15/2015 ■	2,450	2,805
General Electric Capital
Series MTN
6.875%, 01/10/2039 ▼	4,915	5,680
International Lease Finance
8.875%, 09/01/2017 ▼	1,715	1,850
8.250%, 12/15/2020 ▼	4,095	4,218
Rockies Express Pipeline
5.625%, 04/15/2020 ■	3,120	3,016
TransCapitalinvest
5.670%, 03/05/2014 ■ ▼ ¬	4,995	5,297

		48,956

Insurance – 3.7%
Aflac
6.450%, 08/15/2040 ▼	3,975	4,071
Allied World Assurance
7.500%, 08/01/2016 ¬	4,805	5,320

28   Nuveen Investments

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Genworth Financial
Series MTN
6.515%, 05/22/2018	$3,940	$4,004
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	5,860	6,107
Lincoln National
8.750%, 07/01/2019 ▼	4,795	5,998
6.050%, 04/20/2067	3,205	2,956
MetLife
6.750%, 06/01/2016 ▼	3,400	3,944
MetLife Capital Trust IV
7.875%, 12/15/2067 ■ Δ	3,735	3,950
Pacific Life Insurance
6.000%, 02/10/2020 ■ ▼	1,640	1,724
Prudential Financial
5.900%, 03/17/2036	2,500	2,536
ZFS Finance USA Trust V
6.500%, 05/09/2067 ■ Δ	2,755	2,686

		43,296

Natural Gas – 1.3%
Duke Energy
5.050%, 09/15/2019	3,430	3,634
Energy Transfer Equity
7.500%, 10/15/2020	2,450	2,524
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038	3,060	3,325
NGPL Pipeco
7.119%, 12/15/2017 ■	2,640	2,890
Transocean
6.000%, 03/15/2018 ▼ ¬	3,015	3,167

		15,540

Real Estate – 1.9%
Boston Properties – REIT
4.125%, 05/15/2021	3,000	2,844
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	3,310	3,566
Prologis – REIT
6.875%, 03/15/2020	5,995	6,365
Simon Property Group – REIT
5.650%, 02/01/2020 ▼	3,000	3,245
Vornado Realty – REIT
4.250%, 04/01/2015	5,700	5,754

		21,774

Transportation – 1.7%
Air Canada
9.250%, 08/01/2015 ■ ▼ ¬	1,950	2,048
American Airlines
10.375%, 07/02/2019	2,466	2,909
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	3,124	3,124
Delta Airlines
Series 2002-1, Class G-1
6.718%, 07/02/2024	1,381	1,395
Norfolk Southern
5.900%, 06/15/2019	5,000	5,661
Northwest Airlines
Series 2007-1, Class A
7.027%, 11/01/2019	2,060	2,101
United Airlines
Series 2007-1, Class A
6.636%, 01/02/2024	2,463	2,469

		19,707

Total Corporate Bonds
(Cost $480,616)		513,396

U.S. Government Agency Mortgage-Backed Securities – 24.9%
Adjustable Rate Δ – 2.0%
Federal Home Loan Mortgage Corporation Pool
2.580%, 05/01/2025, # 846757	156	163
2.482%, 04/01/2029, # 847190	850	890
2.636%, 03/01/2030, # 847180	1,135	1,189
2.510%, 07/01/2030, # 847240	1,411	1,473
2.166%, 06/01/2031, # 846984	520	532
5.808%, 07/01/2036, # 1K1238	5,263	5,532
Federal National Mortgage Association Pool
2.431%, 08/01/2030, # 555843	3,420	3,566
2.629%, 03/01/2031, # 545359	218	228
2.384%, 09/01/2033, # 725553	1,184	1,232
5.231%, 11/01/2034, # 735054	4,859	5,163
5.791%, 09/01/2037, # 946441	4,041	4,289
Government National Mortgage Association Pool
3.625%, 08/20/2023, # 008259	1	1

		24,258

Fixed Rate – 22.9%
Federal Home Loan Mortgage Corporation Pool
4.500%, 03/01/2018, # P10023	1,336	1,392
4.500%, 05/01/2018, # P10032	2,694	2,810
6.500%, 01/01/2028, # G00876	571	641
6.500%, 11/01/2028, # C00676	1,091	1,227
6.500%, 12/01/2028, # C00689	815	917
6.500%, 04/01/2029, # C00742	461	518
6.500%, 07/01/2031, # A17212	1,784	2,006
6.000%, 11/01/2033, # A15521	1,486	1,633
7.000%, 08/01/2037, # H09059	1,192	1,340
5.824%, 09/01/2037, # 1G2163	4,187	4,440
7.000%, 09/01/2037, # H01292	651	732
Federal National Mortgage Association Pool
3.790%, 07/01/2013, # 386314	9,975	10,391
5.500%, 02/01/2014, # 440780	565	608
7.000%, 02/01/2015, # 535206	148	158
7.000%, 08/01/2016, # 591038	293	323
5.500%, 12/01/2017, # 673010	1,715	1,849
6.000%, 10/01/2022, # 254513	1,878	2,063
5.500%, 01/01/2025, # 255575	4,661	5,038
7.000%, 04/01/2026, # 340798	156	178
7.000%, 05/01/2026, # 250551	227	258
6.000%, 08/01/2027, # 256852	4,285	4,660
6.500%, 02/01/2029, # 252255	1,062	1,194
6.500%, 12/01/2031, # 254169	2,050	2,270
6.000%, 04/01/2032, # 745101	4,471	4,820
7.000%, 07/01/2032, # 254379	1,487	1,689
7.000%, 07/01/2032, # 545813	626	714
7.000%, 07/01/2032, # 545815	385	450
6.000%, 09/01/2032, # 254447	2,092	2,304
6.000%, 03/01/2033, # 688330	3,852	4,244
5.500%, 04/01/2033, # 694605	4,132	4,454
6.500%, 05/01/2033, # 555798	2,981	3,352
5.500%, 07/01/2033, # 709446	6,053	6,525
5.500%, 10/01/2033, # 555800	3,219	3,470
6.000%, 11/01/2033, # 772130	327	361
6.000%, 11/01/2033, # 772256	631	695
5.000%, 03/01/2034, # 725248	2,066	2,185
5.000%, 03/01/2034, # 725250	3,736	3,952

Nuveen Investments   29

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

5.000%, 06/01/2034, # 782909	$1	$1
6.500%, 06/01/2034, # 735273	5,073	5,736
6.000%, 10/01/2034, # 781776	883	968
5.500%, 07/01/2036, # 995112	14,475	15,580
6.000%, 08/01/2036, # 885536	2,064	2,282
6.000%, 09/01/2036, # 900555	3,799	4,201
6.000%, 06/01/2037, # 944340	2,309	2,513
6.500%, 08/01/2037, # 256845	1,332	1,481
6.000%, 09/01/2037, # 256890	2,531	2,739
5.000%, 03/01/2038, # 973241	14,460	15,214
5.000%, 05/01/2038, # 983077	2	2
5.500%, 05/01/2038, # 889618	13,028	13,949
6.000%, 06/01/2038, # 889706	465	506
5.500%, 07/01/2038, # 985344	2	2
6.000%, 08/01/2038, # 257307	3,106	3,379
6.000%, 10/01/2038, # 993138	4,729	5,158
5.500%, 01/13/2039 «	11,045	11,816
4.500%, 09/01/2039, # AC1877	8,810	9,053
4.500%, 12/01/2039, # 932323	8,473	8,707
5.000%, 12/01/2039, # 932260	2,169	2,284
5.000%, 05/01/2040, # AD4375	13,983	14,710
4.000%, 11/01/2040, # AE7723	9,480	9,440
4.000%, 12/01/2040, # AB1959	9,686	9,645
4.000%, 01/15/2041 «	12,455	12,389
4.500%, 01/15/2041 «	34,900	31,259
Government National Mortgage Association Pool
7.500%, 11/15/2030, # 537699	264	306

		269,181

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $282,933)		293,439

Commercial Mortgage-Backed Securities – 9.8%
Americold Trust
Series 2010-ARTA, Class C
6.811%, 01/14/2029 ■	6,125	6,113
Banc of America Commercial Mortgage
Series 2004-5, Class A3
4.561%, 11/10/2041 Δ	6,515	6,632
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	6,640	7,094
Series 2007-T28, Class D
5.988%, 09/11/2042 ■ Δ ¥	3,165	1,380
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.222%, 07/15/2044 Δ	4,570	4,918
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	4,700	4,833
Series 2007-CD5, Class A4
5.886%, 11/15/2044	620	661
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	4,225	4,243
Extended Stay America Trust
Series 2010-ESHA, Class C
4.860%, 11/05/2027 ■	6,410	6,283
JPMorgan Chase Commercial Mortgage Securities
Series 2007-CB18, Class A4
5.440%, 06/12/2047	6,280	6,581
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	7,741	7,929
Series 2010-C2, Class A3
4.070%, 11/15/2043 ■	8,055	7,660
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	6,000	6,239
Series 2005-C7, Class A2
5.103%, 11/15/2030	3,559	3,561
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.690%, 02/12/2051	7,820	8,163
Morgan Stanley Capital I
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	4,485	4,752
Series 2007-HQ11, Class A4
5.447%, 02/12/2044 Δ	4,400	4,566
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	7,207	7,534
OBP Depositor Trust
Series 2010-OBP, Class A
4.646%, 07/15/2045 ■	5,590	5,704
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5
4.661%, 05/15/2044	9,660	9,996

Total Commercial Mortgage-Backed Securities
(Cost $110,473)		114,842

Asset-Backed Securities – 8.5%
Automotive – 1.4%
Bank of America Auto Trust
Series 2010-2, Class A3
1.310%, 07/15/2014	4,680	4,717
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	3,572	3,577
USAA Auto Owner Trust
Series 2010-1, Class A2
0.630%, 06/15/2012	2,605	2,606
Volkswagen Auto Lease Trust
Series 2010-A, Class A2
0.770%, 01/22/2013	4,680	4,681
World Omni Auto Receivables Trust
Series 2010-A, Class A2
0.700%, 05/15/2012	1,084	1,084

		16,665

Credit Cards – 1.1%
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	5,000	5,069
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	5,185	5,883
Discover Card Master Trust I
Series 2005-4, Class B1
0.510%, 06/18/2013 Δ	1,430	1,429

		12,381

Home Equity – 3.2%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	29	29
Countrywide Asset-Backed Certificates
Series 2003-SC1, Class M2
2.511%, 09/25/2023 Δ	766	612
RBSSP Resecuritization Trust
Series 2009-8, Class 3A1
0.393%, 03/26/2037 ■ Δ	1,178	1,147
Series 2009-9, Class 9A1
0.481%, 09/26/2037 ■ Δ	4,587	4,409

30   Nuveen Investments

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series 2009-10, Class 8A1
0.411%, 05/26/2036 ■ Δ	$3,756	$3,632
Series 2009-11, Class 4A1
2.011%, 12/26/2037 ■ Δ	1,334	1,339
Series 2010-4, Class 1A1
0.371%, 03/26/2036 ■ Δ	7,515	6,986
Series 2010-4, Class 5A1
0.421%, 02/26/2037 ■ Δ	5,181	4,916
Series 2010-8, Class 4A1
0.591%, 07/26/2036 ■ Δ	2,406	2,277
Series 2010-10, Class 2A1
0.391%, 09/26/2036 ■ Δ	4,361	3,957
Series 2010-11, Class 2A1
0.431%, 03/26/2037 ■ Δ	5,128	4,899
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	4,365	3,882

		38,085

Manufactured Housing – 0.2%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	1,680	1,718

Other – 2.6%
AH Mortgage Advance Trust
Series 2010-ADV1, Class A1
3.968%, 08/15/2022 ■	5,500	5,513
Series 2010-ADV2, Class C1
8.830%, 05/10/2041 ■	3,000	2,954
Henderson Receivables
Series 2010-3A, Class A
3.820%, 12/15/2048 ■	3,680	3,527
Ocwen Advance Receivables Backed Notes
Series 2009-3A, Class A
4.140%, 07/15/2023 ■	3,545	3,563
Small Business Administration
Series 2006-P10B, Class 1
5.681%, 08/10/2016	7,196	7,784
Series 2010-10A, Class 1
4.108%, 03/10/2020	6,954	7,346

		30,687

Total Asset-Backed Securities
(Cost $95,814)		99,536

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 5.0%
Adjustable Rate Δ – 2.6%
Federal Home Loan Mortgage Corporation
Series 2704, Class JF
0.810%, 05/15/2023	3,473	3,502
Series 2755, Class FN
0.710%, 04/15/2032	3,588	3,594
Series 3423, Class FA
0.760%, 06/15/2036	12,927	12,991
Series 3591, Class FP
0.860%, 06/15/2039	4,938	4,970
Federal National Mortgage Association
Series 2005-59, Class DF
0.461%, 05/25/2035	5,450	5,426

		30,483

Fixed Rate – 2.3%
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	23	25
Series 162, Class F
7.000%, 05/15/2021	63	71
Series 1790, Class A
7.000%, 04/15/2022	37	40
Series 188, Class H
7.000%, 09/15/2021	125	147
Series 2763, Class TA
4.000%, 03/15/2011	1,073	1,076
Series 2901, Class UB
5.000%, 03/15/2033	5,000	5,328
Series 6, Class C
9.050%, 06/15/2019	12	14
Federal National Mortgage Association
Series 1988-24, Class G
7.000%, 10/25/2018	28	31
Series 1989-44, Class H
9.000%, 07/25/2019	23	26
Series 1989-90, Class E
8.700%, 12/25/2019	4	4
Series 1990-102, Class J
6.500%, 08/25/2020	24	27
Series 1990-105, Class J
6.500%, 09/25/2020	212	236
Series 1990-30, Class E
6.500%, 03/25/2020	19	22
Series 1990-61, Class H
7.000%, 06/25/2020	20	23
Series 1990-72, Class B
9.000%, 07/25/2020	18	21
Series 1991-56, Class M
6.750%, 06/25/2021	72	77
Series 1992-120, Class C
6.500%, 07/25/2022	23	25
Series 2002-83, Class MD
5.000%, 09/25/2016	2,442	2,486
Series 2003-30, Class AE
3.900%, 10/25/2017	7,389	7,608
Series 2003-W1, Class B1
5.750%, 12/25/2042	1,537	1,061
Series 2005-44, Class PC
5.000%, 11/25/2027	4,120	4,191
Series 2005-62, Class JE
5.000%, 06/25/2035	4,029	4,286

		26,825

Z-Bonds ☒ – 0.1%
Federal Home Loan Mortgage Corporation
Series 1118, Class Z
8.250%, 07/15/2021	41	47
Federal National Mortgage Association
Series 1991-134, Class Z
7.000%, 10/25/2021	144	165
Series 1996-35, Class Z
7.000%, 07/25/2026	657	739

		951

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $56,989)		58,259

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 3.7%
Adjustable Rate Δ – 1.6%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.479%, 05/17/2011 ■	7,120	7,109

Nuveen Investments   31

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Countrywide Home Loans
Series 2004-2, Class 2A1
4.986%, 02/25/2034	$1,448	$1,438
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.806%, 02/25/2048 ■	1,595	1,598
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.821%, 03/25/2035	1,330	1,136
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.541%, 04/25/2047	3,343	2,523
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.962%, 01/25/2037	863	108
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-11, Class A
2.789%, 08/25/2034	329	299
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
2.995%, 10/20/2035	5,089	3,979
Washington Mutual
Series 2007-HY2, Class 3A2
5.744%, 09/25/2036	1,639	264

		18,454

Fixed Rate – 2.1%
Banc of America Funding
Series 2007-4, Class 1A2
5.500%, 06/25/2037 ¥	1,589	572
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	389	389
Series 2004-J1, Class 1A1
6.000%, 02/25/2034	434	440
Series 2006-19CB, Class A15
6.000%, 08/25/2036	2,236	2,013
Credit Suisse First Boston Mortgage Securities
Series 2003-8, Class DB1
6.252%, 04/25/2033	3,952	3,542
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	2,373	2,259
Series 2010-1, Class A
4.250%, 07/25/2040 ■	2,626	2,650
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.815%, 03/25/2043 ¥	713	500
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.183%, 07/25/2047	2,101	2,003
Master Alternative Loans Trust
Series 2004-1, Class 3A1
7.000%, 01/25/2034	967	986
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.000%, 07/25/2060 ■	4,121	4,121
NCUA Guaranteed Notes
Series 2010-C1, Class A2
2.900%, 10/29/2020	4,185	4,069
Wells Fargo Mortgage Backed Securities Trust
Series 2007-2, Class 1A8
5.750%, 03/25/2037	1,945	1,789
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	35	37

		25,370

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $47,907)		43,824

U.S. Government & Agency Securities – 3.6%
U.S. Treasuries – 3.6%
U.S. Treasury Bonds
2.125%, 02/15/2040 ◄	5,940	6,287
3.875%, 08/15/2040	2,065	1,902
U.S. Treasury Notes
2.375%, 02/28/2015 ▼	3,650	3,762
1.875%, 07/15/2015 ◄	12,279	13,301
1.250%, 08/31/2015 ▼	1,000	973
3.375%, 11/15/2019 ▼	4,900	5,002
3.625%, 02/15/2020 ▼	4,515	4,686
2.625%, 08/15/2020 ▼	6,630	6,285

Total U.S. Government & Agency Securities
(Cost $42,541)		42,198

Preferred Stock – 0.0%
Sovereign – 0.0%
Fannie Mae Series S ●
(Cost $5,173)	218,000	122

Short-Term Investments – 4.2%
Money Market Fund – 3.9%
First American Prime Obligations Fund, Class Z
0.084% Å Ω	45,494,987	45,495

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.121%, 02/10/2011	$1,310	1,310
0.134%, 04/07/2011	1,760	1,759
0.145%, 05/05/2011	845	845

		3,914

Total Short-Term Investments
(Cost $49,408)		49,409

Investment Purchased with Proceeds from Securities Lending – 12.8%
Mount Vernon Securities Lending Prime Portfolio
0.292% Ω †
(Cost $150,792)	150,792,318	150,792

Total Investments – 116.2%
(Cost $1,322,646)		1,365,817

Other Assets and Liabilities, Net – (16.2)%		(190,338)

Total Net Assets – 100.0%		$1,175,479

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $148,043 at December 31, 2010.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of

32   Nuveen Investments

Core Bond Fund (concluded)

December 31, 2010, the fair value of foreign securities was $90,695 or 7.7% of Total Net Assets.

«	Security purchased on a when-issued/delayed delivery basis.

¥	Security considered illiquid.

☒	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

●	Non-income producing security.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of December 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	March 2011	166	$36,338	$(35)
U.S. Treasury 5 Year Note Futures	March 2011	346	40,731	(111)
U.S. Treasury 10 Year Note Futures	March 2011	86	10,358	15
U.S. Treasury Long Bond Futures	March 2011	(207)	(25,280)	882
U.S. Treasury Ultra Bond Futures	March 2011	(204)	(25,927)	(13)

				$738

Interest Rate Swap Contracts

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$33,000	$(273)
JPMorgan Chase	3-Month LIBOR	Receive	3.858	01/19/2020	8,000	(542)
UBS	3-Month LIBOR	Receive	1.358	09/25/2011	35,000	(371)
UBS	3-Month LIBOR	Receive	1.133	03/25/2012	33,000	(358)
UBS	3-Month LIBOR	Receive	1.048	06/25/2012	33,000	(242)
UBS	3-Month LIBOR	Receive	3.001	08/03/2014	14,000	(878)

						$(2,664)

See accompanying notes to financial statements.

Nuveen Investments   33

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen High Income Bond Fund (“High Income Bond Fund”)
(formerly known as First American High Income Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

High Yield Corporate Bonds – 84.2%
Banking – 2.3%
ABN AMRO
6.523%, 12/29/2049 ■ ▼ Δ	$2,000	$1,695
Ally Financial
8.300%, 02/12/2015	4,590	5,049
Amsouth Bank
Series AI
4.850%, 04/01/2013	3,800	3,686
Standard Bank
8.750%, 02/09/2016 Δ ¬	1,000	943

		11,373

Basic Industry – 14.9%
Aleris International
10.000%, 12/15/2016 ª	1,000	3
Alrosa Finance
7.750%, 11/03/2020 ■ ▼ ¬	2,000	2,098
Appleton Papers
10.500%, 06/15/2015 ■	2,000	1,980
Atkore International
9.875%, 01/01/2018 ■	1,000	1,040
Berry Plastics
10.250%, 03/01/2016 ▼	1,350	1,325
9.750%, 01/15/2021 ■ ▼	1,000	990
Boise Paper Holding
9.000%, 11/01/2017	1,100	1,202
Bumi Investment
10.750%, 10/06/2017 ■ ¬	2,350	2,561
Cascades
7.750%, 12/15/2017 ¬	2,500	2,606
Catalyst Paper
11.000%, 12/15/2016 ■ ¬	1,500	1,414
Cleaver-Brooks
12.250%, 05/01/2016 ■	1,000	1,061
Consol Energy
8.250%, 04/01/2020 ■	1,750	1,890
Crown Cork & Seal
7.375%, 12/15/2026	500	496
Drummond
9.000%, 10/15/2014 ■	1,750	1,868
Edgen Murray
12.250%, 01/15/2015 ▼	750	652
Exopack Holding
11.250%, 02/01/2014	1,000	1,037
Georgia Gulf
9.000%, 01/15/2017 ■ ▼	1,300	1,411
Graham Packaging
8.250%, 10/01/2018 ▼	1,750	1,838
Grupo Papelero Scribe
8.875%, 04/07/2020 ■ ¬	1,000	985
Hexion
9.000%, 11/15/2020 ■ ▼	2,000	2,115
Hidili Industry
8.625%, 11/04/2015 ■ ▼ ¬	400	397
Huntsman International
8.625%, 03/15/2021 ■ ▼	1,000	1,080
Incitec Pivot Finance
6.000%, 12/10/2019 ■	1,800	1,843
Intertape Polymer Group
8.500%, 08/01/2014	2,615	2,157
Mercer International
9.500%, 12/01/2017 ■	1,000	1,028
Metinvest
10.250%, 05/20/2015 ■ ¬	1,250	1,331
Millar Western Forest
7.750%, 11/15/2013 ¬	2,700	2,558
Momentive Performance
11.500%, 12/01/2016 ▼	2,000	2,170
Novelis
8.375%, 12/15/2017 ■ ¬	1,800	1,863
Olin
8.875%, 08/15/2019	1,300	1,440
Patriot Coal
8.250%, 04/30/2018	2,000	2,035
Ply Gem Industries
11.750%, 06/15/2013	1,000	1,070
Polypore International
7.500%, 11/15/2017 ■	2,300	2,346
Reynolds Group
8.500%, 05/15/2018 ■	4,050	4,070
Rhodia
6.875%, 09/15/2020 ■ ¬	1,500	1,521
Severstal Columbus
10.250%, 02/15/2018 ■ ▼	1,750	1,846
Sinochem Overseas Capital
6.300%, 11/12/2040 ■ ¬	1,000	1,023
Solo Cup
8.500%, 02/15/2014 ▼	1,250	1,125
Solutia
7.875%, 03/15/2020	2,250	2,407
Steel Dynamics
7.625%, 03/15/2020 ■ ▼	1,575	1,685
Stora Enso
7.250%, 04/15/2036 ■ ¬	2,500	2,262
Tembec Industries
11.250%, 12/15/2018 ■ ▼ ¬	2,300	2,409
Vedanta Resources
9.500%, 07/18/2018 ■ ▼ ¬	1,750	1,914
Verso Paper Holdings
Series B
11.375%, 08/01/2016 ▼	1,500	1,504
WPE International Cooperatief
10.375%, 09/30/2020 ■ ▼ ¬	2,000	1,960

		73,616

Brokerage – 0.5%
E*Trade Financial
12.500%, 11/30/2017	2,093	2,459

Capital Goods – 4.0%
Abengoa Finance
8.875%, 11/01/2017 ■ ▼ ¬	2,125	1,966
EnergySolutions Capital
10.750%, 08/15/2018 ■	750	819
Hawker Beechcraft Acquisition
9.750%, 04/01/2017 ▼	700	397
Kratos Defense & Security Solutions
10.000%, 06/01/2017	1,500	1,661
Liberty Tire Recycling
11.000%, 10/01/2016 ■	1,000	1,073
Manitowoc
9.500%, 02/15/2018 ▼	1,750	1,916
Navistar International
8.250%, 11/01/2021 ▼	3,550	3,816
Spirit Aerosystems
7.500%, 10/01/2017 ▼	1,300	1,352
Titan International
7.875%, 10/01/2017 ■ ▼	1,750	1,846
TransDigm
7.750%, 12/15/2018 ■ ▼	2,000	2,070
United Rentals North America
8.375%, 09/15/2020 ▼	1,250	1,272

34   Nuveen Investments

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Wyle Services
10.500%, 04/01/2018 ■	$1,500	$1,459

		19,647

Communications – 10.2%
Aspect Software
10.625%, 05/15/2017 ■	1,250	1,283
Belo
7.250%, 09/15/2027	1,950	1,692
Citizens Communications
9.000%, 08/15/2031	1,450	1,490
Clear Channel Communications
10.750%, 08/01/2016 ▼	3,600	3,222
Clearwire Communications
12.000%, 12/01/2017 ■ ▼	750	776
CSC Holdings
8.625%, 02/15/2019 ▼	1,000	1,130
Digicel Group
10.500%, 04/15/2018 ■ ▼ ¬	2,800	3,080
Digicel Limited
8.250%, 09/01/2017 ■ ¬	1,500	1,538
Fairpoint Communications
Series I
13.125%, 04/02/2018 ▼ ª	1,043	94
Frontier Communications
8.500%, 04/15/2020	1,842	2,012
Gannett
9.375%, 11/15/2017	2,000	2,230
Gray Television
10.500%, 06/29/2015 ▼	1,650	1,662
Intelsat Bermuda
11.250%, 02/04/2017 ¬	4,000	4,360
Intelsat Jackson Holdings
8.500%, 11/01/2019 ■ ▼ ¬	1,500	1,631
Level 3 Financing
4.344%, 02/15/2015 Δ	1,350	1,168
McClatchy
11.500%, 02/15/2017	2,100	2,360
Media General
11.750%, 02/15/2017 ▼	2,350	2,470
MetroPCS Wireless
7.875%, 09/01/2018 ▼	1,550	1,608
Nextel Communications
Series D
7.375%, 08/01/2015	2,000	2,002
Sinclair Television Group
9.250%, 11/01/2017 ■	2,400	2,598
Syniverse Holdings, Inc.
9.125%, 01/15/2019 ■	1,500	1,549
Trilogy International Partners
10.250%, 08/15/2016 ■ ▼	1,500	1,485
Unitymedia Hessen
8.125%, 12/01/2017 ■ ¬	2,500	2,612
UPC Holding
9.875%, 04/15/2018 ■ ▼ ¬	2,300	2,519
Windstream
8.125%, 09/01/2018 ▼	1,750	1,838
XM Satellite Radio
7.625%, 11/01/2018 ■	2,000	2,065
Young Broadcasting
10.000%, 03/01/2011 ª ⊡	500	—

		50,474

Consumer Cyclical – 11.9%
Arvinmeritor
10.625%, 03/15/2018 ▼	1,250	1,406
Beazer Homes USA
9.125%, 06/15/2018	1,750	1,698
Burlington Coat Factory
14.500%, 10/15/2014	250	263
Chukchansi Economic
8.000%, 11/15/2013 ■	1,000	665
CKE Restaurants
11.375%, 07/15/2018 ▼	2,500	2,769
Corporativo Javer
13.000%, 08/04/2014 ■ ¬	1,150	1,300
Diamond Resorts
12.000%, 08/15/2018 ■	2,000	2,000
Fontainebleau Las Vegas
10.250%, 06/15/2015 ■ ª	1,000	4
Ford Motor
7.450%, 07/16/2031 ▼	2,000	2,143
Ford Motor Credit
8.000%, 12/15/2016	1,000	1,117
Giti Tire
12.250%, 01/26/2012 ¬	1,200	1,187
Goodyear Tire & Rubber
10.500%, 05/15/2016 ▼	2,000	2,280
Hanesbrands
8.000%, 12/15/2016 ▼	1,000	1,072
Harrahs
12.750%, 04/15/2018 ■ ▼	1,500	1,507
Hertz
8.875%, 01/01/2014	2,000	2,045
7.375%, 01/15/2021 ■ ▼	2,000	2,020
Hilton Hotels
4.936%, 11/15/2013 ■ Δ	3,000	2,715
InVentiv Health Capital
10.000%, 08/15/2018 ■	1,500	1,504
Lear
7.875%, 03/15/2018	2,500	2,675
Macys Retail Holdings
7.000%, 02/15/2028	1,000	992
Marina District Finance
9.875%, 08/15/2018 ■ ▼	2,700	2,659
MGM Mirage
7.625%, 01/15/2017 ▼	1,000	935
MGM Resorts International
10.000%, 11/01/2016 ■ ▼	2,000	2,055
Mohegan Tribal Gaming
6.125%, 02/15/2013 ▼	750	622
MTR Gaming Group
12.625%, 07/15/2014	1,500	1,556
Oxford Industries
11.375%, 07/15/2015	1,000	1,123
Pinnacle Entertainment
8.625%, 08/01/2017	1,750	1,907
Realogy
11.000%, 04/15/2014	2,875	2,825
Regal Entertainment Group
9.125%, 08/15/2018 ▼	2,500	2,663
Rite Aid
9.750%, 06/12/2016	2,000	2,203
8.000%, 08/15/2020 ▼	1,000	1,041
Snoqualmie Entertainment
9.125%, 02/01/2015 ■	750	713
Sonic Automotive
9.000%, 03/15/2018	1,500	1,579
Standard Pacific
8.375%, 05/15/2018	1,500	1,500
Tower Automotive Holdings
10.625%, 09/01/2017 ■	1,749	1,880
Trimas
9.750%, 12/15/2017	1,000	1,095

Nuveen Investments   35

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

William Lyon Homes
10.750%, 04/01/2013	$1,000	$862

		58,580

Consumer Non Cyclical – 8.9%
Alere
9.000%, 05/15/2016	1,800	1,854
Cardinal Health
9.500%, 04/15/2015	829	837
Central Garden & Pet Company
8.250%, 03/01/2018	1,250	1,266
Darling International
8.500%, 12/15/2018 ■	1,100	1,147
Davita
6.375%, 11/01/2018	2,000	1,990
Dyncorp International
10.375%, 07/01/2017 ■	1,250	1,281
Endo Pharmaceuticals Holdings
7.000%, 12/15/2020 ■	250	255
Fage Dairy
9.875%, 02/01/2020 ■ ¬	1,350	1,350
HCA
8.500%, 04/15/2019 ▼	2,500	2,738
HCA Holdings
7.750%, 05/15/2021 ■ ▼	2,500	2,500
HealthSouth Capital
8.125%, 02/15/2020 ▼	1,000	1,075
7.750%, 09/15/2022 ▼	1,000	1,033
Icon Health & Fitness
11.875%, 10/15/2016 ■	1,500	1,515
Ingles Markets
8.875%, 05/15/2017	2,250	2,408
JBS Finance II
8.250%, 01/29/2018 ■ ▼ ¬	1,250	1,256
Land O Lakes Capital Trust I
7.450%, 03/15/2028 ■	2,000	1,790
Marfrig Overseas
9.500%, 05/04/2020 ■ ¬	1,500	1,553
Merge Healthcare
11.750%, 05/01/2015 ▼	1,500	1,597
MHP
10.250%, 04/29/2015 ■ ¬	1,250	1,317
National Mentor Holdings
11.250%, 07/01/2014	1,000	1,015
Novasep Holding
9.750%, 12/15/2016 ■ ¬	2,000	1,410
Pilgrim’s Pride
7.875%, 12/15/2018 ■	2,050	2,040
Pinnacle Foods
8.250%, 09/01/2017	2,550	2,607
Radiation Therapy Services
9.875%, 04/15/2017 ■	750	748
Res-Care
10.750%, 01/15/2019 ■ ▼	1,850	1,905
Rotech Healthcare
10.750%, 10/15/2015 ■ ▼	1,750	1,803
Symbion
11.000%, 08/23/2015	—	—
Tenet Healthcare
8.000%, 08/01/2020 ■	1,750	1,776
Valeant Pharmaceuticals
6.875%, 12/01/2018 ■ ▼ ¬	2,000	1,985

		44,051

Electric – 3.9%
AES
8.000%, 10/15/2017	2,100	2,221
Calpine
7.875%, 07/31/2020 ■	2,025	2,050
CMS Energy
5.050%, 02/15/2018	2,000	1,978
Dynegy Holdings
7.750%, 06/01/2019	3,250	2,169
Edison Mission Energy
7.750%, 06/15/2016 ▼	3,050	2,623
Energy Future Holdings
9.750%, 10/15/2019	2,000	2,017
Mirant Americas Generation
8.500%, 10/01/2021	1,800	1,800
NRG Energy
8.250%, 09/01/2020 ■	2,000	2,050
PPL Capital Funding
Series A
6.700%, 03/30/2067 Δ	2,300	2,254

		19,162

Energy – 10.7%
Aquilex Holdings
11.125%, 12/15/2016	1,600	1,620
Black Elk Energy
13.750%, 12/01/2015 ■	1,500	1,493
Bluewater Holding
3.289%, 07/17/2014 Δ ¬	2,000	1,465
Calfrac Holdings
7.500%, 12/01/2020 ■ ▼	2,250	2,278
Carrizo Oil & Gas
8.625%, 10/15/2018 ■	2,000	2,060
Chesapeake Energy
9.500%, 02/15/2015 ▼	1,350	1,522
Cloud Peak Energy Resources
8.250%, 12/15/2017 ▼	1,520	1,632
Concho Resources
8.625%, 10/01/2017	1,550	1,689
Floatel Superior
13.000%, 09/02/2015 ¬	1,500	1,605
Frac Tech Services
7.125%, 11/15/2018 ■	2,000	2,030
Golden Close Marit
11.000%, 12/09/2015	2,000	2,070
Headwaters
11.375%, 11/01/2014 ▼	1,250	1,367
Holly
9.875%, 06/15/2017	1,550	1,689
Linn Energy
8.625%, 04/15/2020 ■	2,125	2,290
Northern Tier Energy
10.500%, 12/01/2017 ■ ▼	1,000	1,020
Opti Canada
9.750%, 08/15/2013 ■ ¬	1,300	1,300
Panoro Energy
12.000%, 11/15/2018 ■	2,000	2,000
Petrohawk Energy
7.250%, 08/15/2018	2,000	2,020
Petroplus Finance
9.375%, 09/15/2019 ■ ¬	1,500	1,387
Polarcus Alima
12.500%, 10/29/2015 ¬	2,200	2,244
Pride International
7.875%, 08/15/2040	1,600	1,732
RAAM Global Energy
12.500%, 10/01/2015 ■	1,750	1,796
Range Resources
8.000%, 05/15/2019	2,500	2,722

36   Nuveen Investments

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

RDS Ultra-Deepwater
11.875%, 03/15/2017 ■ ¬	$2,000	$2,085
Sandridge Energy
8.625%, 04/01/2015 ▼	2,825	2,892
Seadrill
6.500%, 10/05/2015	3,000	2,918
Sevan Marine
12.000%, 08/10/2015 ¬	2,000	2,110
Stone Energy
8.625%, 02/01/2017	1,850	1,878

		52,914

Finance – 5.5%
AGFC Capital Trust I
6.000%, 01/15/2067 ■ Δ	2,000	920
American General Finance
Series MTN
5.850%, 06/01/2013	1,300	1,180
CIT Group
7.000%, 05/01/2016	4,150	4,165
Credit Acceptance
9.125%, 02/01/2017 ■	3,000	3,150
Glen Meadow
6.505%, 02/12/2067 ■ Δ	2,000	1,660
Harbinger Group
10.625%, 11/15/2015 ■	1,000	1,005
Icahn Enterprises
7.750%, 01/15/2016	1,500	1,500
International Lease Finance
8.625%, 09/15/2015 ■ ▼	1,800	1,935
8.250%, 12/15/2020 ▼	2,500	2,575
National Money Mart
10.375%, 12/15/2016 ▼ ¬	2,100	2,268
Offshore Group Investment
11.500%, 08/01/2015 ■ ▼ ¬	2,000	2,170
PHH
9.250%, 03/01/2016 ■	1,800	1,899
Rare Restaurant Group
9.250%, 05/15/2014 ■	2,000	1,740
Squaretwo Financial
11.625%, 04/01/2017 ■	1,000	985

		27,152

Insurance – 2.2%
American International Group
6.250%, 03/15/2087 Δ	2,800	2,476
CNO Financial Group
9.000%, 01/15/2018 ■	2,000	2,080
Genworth Financial
6.150%, 11/15/2066 Δ	1,700	1,339
Liberty Mutual Group
10.750%, 06/15/2088 ■ Δ	1,075	1,301
Provincia De Cordoba
12.375% 08/17/2017 ■ ¬	1,300	1,352
XL Capital
Series E
6.500%, 12/29/2049 Δ	2,500	2,150

		10,698

Natural Gas – 1.7%
Crosstex Energy
8.875%, 02/15/2018 ▼	1,300	1,393
Holly Energy Partners
6.250%, 03/01/2015 ▼	1,950	1,930
Inergy LP
7.000%, 10/01/2018 ■ ▼	1,400	1,410
Sabine Pass LNG
7.500%, 11/30/2016	2,245	2,105
Southern Union
7.200%, 11/01/2066 Δ	1,600	1,474

		8,312

Real Estate – 1.3%
Central China Real Estate
12.250%, 10/20/2015 ■ ¬	875	950
Country Garden Holding
11.750%, 09/10/2014 ■ ¬	1,500	1,657
Evergrande Real Estate Group
13.000%, 01/27/2015 ■ ¬	400	436
Neo-China Group Holdings
9.750%, 07/23/2014 ■ ¬	2,000	2,167
Sigma Capital
9.000%, 04/30/2015 ¬	1,029	1,094

		6,304

Sovereign – 0.2%
Republic of Argentina
8.750%, 06/02/2017 ¬	1,000	1,030

Technology – 2.6%
CDW
8.000%, 12/15/2018 ■ ▼	1,450	1,479
Coleman Cable
9.000%, 02/15/2018	1,000	1,035
First Data
8.250%, 01/15/2021 ■ ▼	673	646
12.625%, 01/15/2021 ■	1,349	1,288
8.750%, 01/15/2022 ■ ▼	1,675	1,621
Freescale Semiconductor
10.750%, 08/01/2020 ■ ▼	2,000	2,180
NXP Funding
9.750%, 08/01/2018 ■ ¬	1,500	1,687
Seagate
6.875%, 05/01/2020 ■ ¬	2,850	2,722

		12,658

Transportation – 3.4%
Air Canada
12.000%, 02/01/2016 ■ ▼ ¬	2,500	$2,619
Avis Budget Car Rental
7.625%, 05/15/2014	1,176	1,205
BLT Finance BV
7.500%, 05/15/2014 ■ ¬	700	549
CHC Helicopter
9.250%, 10/15/2020 ■ ▼ ¬	1,850	1,915
Greenbrier
8.375%, 05/15/2015	2,540	2,572
Hapag-Lloyd
9.750%, 10/15/2017 ■ ¬	2,125	2,300
Marquette Transportation
10.875%, 01/15/2017 ■	1,000	1,020
Martin Midstream Partners
8.875%, 04/01/2018	2,500	2,575
Navios Maritime Acquisition
8.625%, 11/01/2017 ■ ¬	1,540	1,575
Western Express
12.500%, 04/15/2015 ■	750	664

		16,994

Total High Yield Corporate Bonds
(Cost $403,431)		415,424

Nuveen Investments   37

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Preferred Stocks – 4.3%
Banking – 0.7%
Bank of America
Series MER	58,000	$1,486
JPM Chase Capital XXVI	65,000	1,749

		3,235

Consumer Cyclical – 0.1%
M/I Homes
Series A ●	25,000	405

Finance – 2.8%
Ally Financial
Series G	2,000	1,890
Bank of America
Series 5 ▼	142,000	2,530
Citigroup Capital XII	75,000	1,985
Citigroup Capital XIII ●	52,000	1,399
Cogdell Spencer – REIT
Series A ▼ ●	45,000	1,123
Freddie Mac ●	46,000	26
Goldman Sachs Group Series A	62,000	1,312
Morgan Stanley	85,000	1,639
National Bank Greece
Series A ¬	31,000	550
Royal Bank Scotland Group ¬	50,000	872
Royal Bank Scotland Group
Series N ¬	19,000	276

		13,602

Insurance – 0.2%
Aspen Insurance Holdings
Series A ¬ ●	45,000	1,089

Real Estate – 0.2%
American Home Mortgage Investments – REIT
Series B ª ● ¥	10,000	—
Ashford Hospitality Trust – REIT	47,000	1,112

		1,112

Technology – 0.3%
Dupont Fabros – REIT	65,000	1,622

Total Preferred Stocks
(Cost $20,688)		21,065

Convertible Securities – 1.7%
Consumer Discretionary – 0.1%
General Motors ▼ ●	7,000	379

Consumer Non Cyclical – 0.3%
Archer Daniels Midland ▼	33,000	1,281

Energy – 0.3%
Chesapeake Energy
Series 2005 B	15,000	1,387

Finance – 0.6%
Prospect Capital
6.250%, 12/15/2015 ■	$3,000	3,034

Industrial Other – 0.1%
Evergreen Solar
13.000%, 04/15/2015 ■	1,000	773

Technology – 0.3%
Hutchinson Technology
3.250%, 01/15/2026	2,000	1,432

Total Convertible Securities
(Cost $8,444)		8,286

Exchange-Traded Funds – 1.7%
iShares iBoxx $ High Yield Corporate Bond Fund ▼	47,000	4,244
SPDR DB International Government Inflation-Protected Bond Fund	29,100	1,691
SPDR S&P Dividend ▼	43,500	2,261

Total Exchange-Traded Funds
(Cost $7,952)		8,196

Investment Grade Corporate Bonds – 1.5%
Basic Industry – 0.9%
Vale Overseas Limited
8.250%, 01/17/2034 ¬	$2,100	2,612
VTB Capital
6.551%, 10/13/2020 ■ ▼ ¬	2,000	1,965

		4,577

Energy – 0.2%
Valero Energy
6.625%, 06/15/2037 ▼	1,000	1,016

Sovereign – 0.4%
Republic of Poland
6.375%, 07/15/2019 ¬	1,950	2,184

Total Investment Grade Corporate Bonds
(Cost $7,799)		7,777

Common Stocks – 1.1%
Basic Industry – 0.5%
AbitibiBowater ▼ ●	61,000	1,441
Bowater Canada Escrow ▼ ●	4,000	185
Georgia Gulf ● ¥	14,000	327
Nortek ●	9,000	324

		2,277

Communications – 0.1%
Vodafone Group ¬	12,000	317

Consumer Cyclical – 0.0%
Greektown ● ¥	30,000	—
Greektown Superholdings ▼ ●	—	—

		—

Consumer Discretionary – 0.1%
Target	12,000	698

Energy – 0.2%
Pace Oil and Gas ¬ ●	4,000	35
Pengrowth Energy Trust ¬	49,000	630
Provident Energy Trust ¬	35,000	279

		944

Finance – 0.1%
Citigroup ●	51,000	242
Lincoln National	4,500	125

		367

Real Estate – 0.1%
Macerich – REIT ▼	5,000	237
Mid-America Apartment Communities – REIT	6,000	381

		618

Technology – 0.0%
Magnachip Semiconductor Escrow ●	23,000	22

Transportation – 0.0%
Delta Air Lines ●	19,000	241

Total Common Stocks
(Cost $6,486)		5,484

38   Nuveen Investments

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Closed-End Funds – 1.0%
Blackrock Credit Allocation Income Trust	81,000	$980
Blackrock Global Opportunities Equity Trust	34,000	624
First Trust/Aberdeen Global Opportunities Income Fund	114,000	1,979
Gabelli Global Gold Natural Resources & Income Trust ▼ Δ	25,000	482
ING Clarion Global Real Estate Income Fund	60,600	469
Pimco Income Strategy Fund ▼	34,000	391

Total Closed-End Funds
(Cost $4,640)		4,925

Asset-Backed Security – 0.0%
Manufactured Housing – 0.0%
Green Tree Financial
Series 1998-1, Class A4
6.040% 11/01/2029 ¥
(Cost $5)	$5,000	5

Short-Term Investments – 3.3%
Money Market Fund – 3.3%
First American Prime Obligations Fund, Class Z
0.084% Å Ω	16,166,738	16,167

U.S. Treasury Obligations – 0.0%
U.S. Treasury Bill ☐
0.175%, 02/10/2011	$190	190

Total Short-Term Investments
(Cost $16,357)		16,357

Investment Purchased with Proceeds from Securities Lending – 23.8%
Mount Vernon Securities Lending Prime Portfolio
0.292% Ω †
(Cost $117,338)	117,337,612	117,338

Total Investments – 122.6%
(Cost $593,140)		604,857

Other Assets and Liabilities, Net – (22.6)%		(111,237)

Total Net Assets – 100.0%		$493,620

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $114,657 at December 31, 2010.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of December 31, 2010, the fair value of foreign securities was $106,406 or 21.6% of total net assets.

ª	Security in default at December 31, 2010.

●	Non-income producing security.

¥	Security considered illiquid.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of December 31, 2010.
High Income Bond Fund (concluded)

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional
	Settlement	Purchased	Contract	Unrealized
Description	Month	(Sold)	Value	Depreciation

U.S. Treasury 5 Year Note Futures	March 2011	42	$4,944	$(96)
U.S. Treasury 10 Year Note Futures	March 2011	(30)	(3,613)	(1)

				$(97)

See accompanying notes to financial statements.

Nuveen Investments   39

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities Fund”)
(formerly known as First American Inflation Protected Securities Fund)
DESCRIPTION	PAR	FAIR VALUE>

U.S. Government & Agency Securities – 87.0%
U.S. Treasuries – 85.4%
U.S. Treasury Bonds
2.375%, 01/15/2025 ◄	$11,098	$12,350
2.000%, 01/15/2026 ◄	5,317	5,646
2.375%, 01/15/2027 ◄	6,019	6,689
1.750%, 01/15/2028 ◄	3,184	3,241
3.625%, 04/15/2028 ◄	7,370	9,513
2.500%, 01/15/2029 ◄	2,801	3,179
3.875%, 04/15/2029 ◄	8,282	11,107
2.125%, 02/15/2040 ◄	6,299	6,667
4.625%, 02/15/2040	100	105
U.S. Treasury Notes
2.000%, 04/15/2012 ◄	1,617	1,675
3.000%, 07/15/2012 ◄	3,710	3,941
1.875%, 07/15/2013 ◄	4,704	5,016
2.000%, 01/15/2014 ◄ ▼	4,510	4,842
1.250%, 04/15/2014 ◄	4,134	4,347
2.000%, 07/15/2014 ◄	4,525	4,891
1.625%, 01/15/2015 ◄	6,472	6,901
0.500%, 04/15/2015 ◄	8,684	8,877
1.875%, 07/15/2015 ◄	7,635	8,271
2.000%, 01/15/2016 ◄	6,887	7,499
2.500%, 07/15/2016 ◄	6,568	7,372
2.375%, 01/15/2017 ◄	6,811	7,590
2.625%, 07/15/2017 ◄	6,305	7,176
1.625%, 01/15/2018 ◄	4,698	5,027
3.500%, 02/15/2018	500	526
1.375%, 07/15/2018 ◄	3,443	3,629
2.125%, 01/15/2019 ◄	3,993	4,419
1.875%, 07/15/2019 ◄	4,425	4,811
3.375%, 11/15/2019 ▼	1,775	1,812
1.375%, 01/15/2020 ◄	5,725	5,949
1.250%, 07/15/2020 ◄	10,911	11,172

		174,240

U.S. Agency Debentures – 1.6%
Federal Home Loan Bank
1.500%, 01/16/2013	760	772
Federal National Mortgage Association
5.250%, 08/01/2012	890	951
1.750%, 02/22/2013	720	735
4.375%, 10/15/2015 ▼	735	809

		3,267

Total U.S. Government & Agency Securities
(Cost $171,880)		177,507

Corporate Bonds – 6.5%
Banking – 0.1%
Banco Do Nordeste Brasil
3.625%, 11/09/2015 ▼ ■ ¬	200	195

Basic Industry – 1.3%
Alrosa Finance
7.750%, 11/03/2020 ▼ ■ ¬	150	157
Georgia-Pacific
7.125%, 01/15/2017 ■	150	160
Incitec Pivot Finance
6.000%, 12/10/2019 ■	200	205
Reynolds Group
7.125%, 04/15/2019 ■	175	178
Sinochem Overseas Capital
4.500%, 11/12/2020 ▼ ■ ¬	150	148
Southern Copper
7.500%, 07/27/2035	1,000	1,110
Steel Dynamics
7.625%, 03/15/2020 ▼ ■	175	187
Vedanta Resources
9.500%, 07/18/2018 ▼ ■ ¬	400	437

		2,582

Consumer Non Cyclical – 0.2%
HCA
7.250%, 09/15/2020 ▼	360	376

Electric – 0.3%
AES
8.000%, 10/15/2017	150	159
Calpine
7.875%, 07/31/2020 ■	250	253
Majapahit Holding
7.750%, 01/20/2020 ■ ¬	200	230

		642

Energy – 0.8%
Carrizo Oil & Gas
8.625%, 10/15/2018 ■	130	134
Cloud Peak Energy
8.250%, 12/15/2017 ▼	200	215
Concho Resources
8.625%, 10/01/2017	200	218
Holly Energy Partners
6.250%, 03/01/2015 ▼	200	198
Linn Energy
8.625%, 04/15/2020 ■	175	189
Pride International
6.875%, 08/15/2020	160	166
Range Resources
8.000%, 05/15/2019	250	272
Seadrill
6.500%, 10/05/2015	200	194

		1,586

Finance – 0.1%
CIT Group
7.000%, 05/01/2016	150	151

Insurance – 0.5%
Pacific Life Global Funding
3.330%, 02/06/2016 ■ Δ	1,000	991

Natural Gas – 0.2%
Energy Transfer Equity
7.500%, 10/15/2020	350	361

Sovereigns – 2.9%
Australian Government
5.750%, 04/15/2012 ¬	AUD 800	826
Canadian Government
1.500%, 03/01/2012 ¬	CAD 800	805
3.500%, 06/01/2020 ¬	CAD 750	778
Norwegian Government
6.000%, 05/16/2011 ¬	NOK 5,000	868
6.500%, 05/15/2013 ¬	NOK 3,300	617
Republic of Germany
2.250%, 04/10/2015 ¬	EUR 1,300	1,777
Republic of Poland
6.375%, 07/15/2019 ¬	$300	336

		6,007

40   Nuveen Investments

Inflation Protected Securities Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE>

Transportation – 0.1%
Avis Budget Car Rental
7.750%, 05/15/2016	$150	$153
Navios Maritime Acquisition
8.625%, 11/01/2017 ■ ¬	150	153

		306

Total Corporate Bonds
(Cost $12,598)		13,197

Commercial Mortgage-Backed Securities – 3.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.222%, 07/15/2044 Δ	1,255	1,351
Extended Stay America Trust
Series 2010-ESHA, Class C
4.860%, 11/05/2027 ■	1,040	1,019
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	2,300	2,430
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	1,010	1,035
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.690%, 02/12/2051	380	397
OBP Depositor Trust
Series 2010-OBP, Class A
4.646%, 07/15/2045 ■	700	714

Total Commercial Mortgage-Backed Securities
(Cost $6,844)		6,946

Preferred Stocks – 0.2%
Banking – 0.1%
Goldman Sachs Group
Series A	11,000	231
Finance – 0.1%
Bank of America
Series 5 ▼	13,000	232
Sovereign – 0.0%
Fannie Mae
Series S	16,000	9

Total Preferred Stocks
(Cost $812)		472

Exchange-Traded Fund – 0.2%
iShares iBoxx $ High Yield Corporate Bond Fund ▼ ●
(Cost $293)	3,500	316

Convertible Security – 0.1%
Energy – 0.1%
Chesapeake Energy
Series 2005 B
(Cost $170)	2,000	185

Closed-End Fund – 0.1%
Blackrock Credit Allocation Income Trust
(Cost $125)	11,000	127

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security – 0.0%
Fixed Rate – 0.0%
Federal Home Loan Mortgage Corporation
Series 2763, Class TA
4.000% 03/15/2011
(Cost $37)	37	38

Short-Term Investments – 1.8%
Money Market Fund – 1.7%
First American Prime Obligations Fund, Class Z
0.084% Å Ω	3,508,036	3,508

U.S. Treasury Obligations – 0.1%
U.S. Treasury Bills ☐
0.178%, 02/10/2011	$140	140
0.290%, 04/07/2011	65	65

		205

Total Short-Term Investments
(Cost $3,713)		3,713

Investment Purchased with Proceeds from Securities Lending – 5.0%
Mount Vernon Securities Lending Prime Portfolio
0.282% Ω †
(Cost $10,188)	10,188,371	10,188

Total Investments – 104.3%
(Cost $206,660)		212,689

Other Assets and Liabilities, Net – (4.3)%		(8,732)

Total Net Assets – 100.0%		$203,957

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $9,237 at December 31, 2010.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of December 31, 2010, the fair value of foreign securities was $7,327 or 3.6% of total net assets.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

●	Non-income producing security.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of December 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

Nuveen Investments   41

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Inflation Protected Securities Fund (concluded)

Schedule of Open Futures Contracts

		Number of	Notional	Unrealized
	Settlement	Contracts	Contract	Appreciation
Description	Month	Sold	Value	(Depreciation)

Canadian Dollar Futures	March 2011	5	$502	$9
U.S. Treasury 2 Year Note Futures	March 2011	59	12,915	36
U.S. Treasury 5 Year Note Futures	March 2011	7	824	1
U.S. Treasury 10 Year Note Futures	March 2011	8	964	5
U.S. Treasury Ultra Bond Futures	March 2011	(6)	(763)	(15)

				$36

Schedule of Open Forward Foreign Currency Exchange Contracts

Currency	Amount		Amount
Contracts to	(Local	In Exchange	(Local	Settlement	Unrealized
Deliver	Currency)	For Currency	Currency)	Date	Depreciation

Euro	1,350	U.S. Dollar	1,786	01/14/2011	$(18)

Interest Rate Swap Contracts

		Pay/
	Floating	Receive
	Rate	Floating		Expiration	Notional	Unrealized
Counterparty	Index	Rate	Fixed Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$4,000	$(33)
JPMorgan Chase	3-Month LIBOR	Receive	3.858%	01/19/2020	1,000	(68)
UBS	3-Month LIBOR	Receive	1.358%	09/25/2011	4,000	(42)
UBS	3-Month LIBOR	Receive	1.133%	03/25/2012	2,000	(22)
UBS	3-Month LIBOR	Receive	1.048%	06/25/2012	4,000	(29)
UBS	3-Month LIBOR	Receive	3.001%	08/03/2014	2,000	(126)

						$(320)

See accompanying notes to financial statements.

42   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond Fund”)
(formerly known as First American Intermediate Government Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

U.S. Government & Agency Securities – 53.5%
U.S. Agency Debentures – 43.6%
Federal Farm Credit Bank
5.750%, 01/18/2011	$1,800	$1,804
4.875%, 02/18/2011	1,000	1,006
3.875%, 08/25/2011	3,600	3,681
2.125%, 06/18/2012	1,130	1,156
4.500%, 10/17/2012	1,565	1,673
1.375%, 06/25/2013	1,705	1,727
3.875%, 10/07/2013	1,350	1,455
2.625%, 04/17/2014	1,400	1,461
3.000%, 09/22/2014 ▼	700	738
1.500%, 11/16/2015	845	820
Federal Home Loan Bank
4.250%, 06/10/2011	1,500	1,525
1.625%, 09/26/2012	515	524
1.500%, 01/16/2013	2,000	2,032
1.625%, 03/20/2013	850	865
3.125%, 12/13/2013	1,865	1,968
0.875%, 12/27/2013	1,710	1,695
Federal Home Loan Mortgage Corporation
1.400%, 07/26/2013	1,725	1,726
2.000%, 04/07/2014	1,715	1,722
2.500%, 04/23/2014	1,825	1,891
1.750%, 09/10/2015	1,925	1,892
0.750%, 07/05/2016	2,000	1,983
3.750%, 03/27/2019 ▼	1,200	1,242
Federal National Mortgage Association
5.250%, 08/01/2012	785	839
1.750%, 05/07/2013 ▼	1,150	1,175
2.375%, 07/28/2015 ▼	1,650	1,673
1.875%, 10/15/2015	1,700	1,683
4.375%, 10/15/2015 ▼	1,600	1,761
1.600%, 11/23/2015	1,735	1,682
5.375%, 07/15/2016 ▼	1,085	1,246
Tennessee Valley Authority
5.625%, 01/18/2011	2,000	2,004
6.790%, 05/23/2012	3,175	3,446
6.000%, 03/15/2013	2,725	3,030

		53,125

U.S. Treasuries – 9.9%
U.S. Treasury Bonds
8.750%, 05/15/2017 ▼	905	1,243
9.000%, 11/15/2018 ▼	635	916
8.125%, 08/15/2019 ▼	1,105	1,539
8.500%, 02/15/2020 ▼	430	615
8.750%, 08/15/2020 ▼	1,480	2,162
8.000%, 11/15/2021 ▼	435	615
U.S. Treasury Notes
3.500%, 01/15/2011 ◄	1,571	1,572
1.875%, 07/15/2015 ◄	1,153	1,249
2.625%, 04/30/2016	65	67
7.500%, 11/15/2016 ▼	665	855
1.250%, 07/15/2020 ◄	1,208	1,237

		12,070

Total U.S. Government & Agency Securities
(Cost $63,886)		65,195

U.S. Government Agency Mortgage-Backed Securities – 21.2%
Adjustable Rate Δ – 7.4%
Federal Home Loan Mortgage Corporation Pool
2.573%, 09/01/2033, # 780836	929	968
3.725%, 03/01/2036, # 848193	705	733
5.531%, 05/01/2037, # 1H1396	1,132	1,193
Federal National Mortgage Association Pool
2.596%, 04/01/2034, # AD0486	1,717	1,793
2.773%, 03/01/2035, # 819652	600	624
2.179%, 12/01/2035, # 848390	290	297
2.878%, 07/01/2036, # 886034	509	534
2.685%, 09/01/2036, # 995949	387	406
5.399%, 03/01/2037, # 914224	1,085	1,146
5.657%, 04/01/2037, # 913187	912	969
2.566%, 03/01/2038, # AD0706	366	382

		9,045

Fixed Rate – 13.8%
Federal Home Loan Mortgage Corporation Pool
7.000%, 07/01/2011, # E20252	1	1
7.500%, 09/01/2012, # G10735	17	18
6.000%, 10/01/2013, # E72802	51	55
7.000%, 09/01/2014, # E00746	37	40
6.500%, 01/01/2028, # G00876	182	204
7.500%, 01/01/2030, # C35768	25	29
6.500%, 03/01/2031, # G01244	324	364
Federal National Mortgage Association Pool
7.000%, 11/01/2011, # 250738	1	1
7.000%, 11/01/2011, # 351122	1	1
6.000%, 04/01/2013, # 425550	30	32
6.500%, 08/01/2013, # 251901	24	27
6.000%, 11/01/2013, # 556195	47	52
7.000%, 10/01/2014, # 252799	27	29
3.120%, 01/01/2015, # 464158	1,882	1,944
5.500%, 04/01/2016, # 580516	234	252
6.500%, 07/01/2017, # 254373	346	379
7.000%, 07/01/2017, # 254414	361	398
5.500%, 12/01/2017, # 673010	240	259
5.500%, 04/01/2018, # 695765	342	369
4.500%, 05/01/2018, # 254720	659	698
5.500%, 09/01/2019, # 725793	752	811
6.000%, 01/01/2022, # 254179	302	332
6.500%, 06/01/2022, # 254344	297	329
7.000%, 09/01/2031, # 596680	335	377
6.500%, 12/01/2031, # 254169	410	454
6.000%, 04/01/2032, # 745101	1,396	1,505
6.500%, 06/01/2032, # 596712	1,062	1,179
6.000%, 08/01/2032, # 656269	292	315
6.000%, 03/01/2034, # 745324	1,342	1,478
6.500%, 08/01/2036, # 887017	672	749
7.000%, 06/01/2037, # 928519	933	1,056
4.000%, 12/01/2040, # AB1959	999	994
Government National Mortgage Association Pool
7.500%, 12/15/2022, # 347332	51	59
7.000%, 09/15/2027, # 455304	8	9
6.500%, 07/15/2028, # 780825	341	387
6.500%, 08/20/2031, # 003120	125	141
7.500%, 12/15/2031, # 570134	145	168
6.000%, 09/15/2034, # 633605	1,158	1,299

		16,794

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $24,471)		25,839

Nuveen Investments   43

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Government Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 6.6%
Fixed Rate – 6.6%

Federal Home Loan Mortgage Corporation
Series 2629, Class BO
3.250%, 03/15/2018	$704	$726
Series 2843, Class BH
4.000%, 01/15/2018	622	637
Federal National Mortgage Association
Series 2002-W1, Class 2A
7.365%, 02/25/2042	552	635
Series 2009-M1, Class A1
3.400%, 07/25/2019	927	958
Series 2010-M1, Class A1
3.305%, 06/25/2019	1,509	1,555
Series 2010-M4, Class A1
2.520%, 06/25/2020	1,499	1,492
FHLMC Multifamily Structured Pass-Through Securities
Series K008, Class A1
2.746%, 12/25/2019	1,012	995
FHLMC Structured Pass-Through Securities
Series T-45, Class A4
4.520%, 08/27/2012	984	1,024

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security
(Cost $7,903)		8,022

Commercial Mortgage-Backed Securities – 5.5%
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A4A
5.144%, 10/12/2042 Δ	550	592
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A4
4.982%, 05/10/2043 Δ	550	585
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,000	1,057
Series 2007-GG9, Class A4
5.444%, 03/10/2039	1,000	1,053
GS Mortgage Securities Trust
Series 2007-GG10, Class A4
5.807%, 08/10/2045 ▼ Δ	1,117	1,168
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class A1
2.749%, 07/15/2017 ■	966	955
Morgan Stanley Capital I
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	1,150	1,219

Total Commercial Mortgage-Backed Securities
(Cost $6,111)		6,629

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 4.0%
Fixed Rate – 4.0%
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	1,224	1,239
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.815%, 03/25/2043 ¥	839	588
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.742%, 05/25/2035 ¥	1,272	736
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	384	339
Lehman Mortgage Trust
Series 2008-6, Class 1A1
6.183%, 07/25/2047 Δ	506	482
NCUA Guaranteed Notes
Series 2010-C1, Class A1
1.600%, 02/01/2017	1,117	1,094
Residential Accredit Loans
Series 2003-QS12, Class M1
5.000%, 06/25/2018 ¥	577	455

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $5,740)		4,933

Corporate Bonds – 3.6%
Banking – 1.6%
Bank of America
Series MTN
2.100%, 04/30/2012	630	643
Citibank
1.750%, 12/28/2012	625	638
JPMorgan Chase
2.200%, 06/15/2012	625	639

		1,920

Brokerage – 1.0%
Goldman Sachs
3.250%, 06/15/2012	615	638
Morgan Stanley
2.250%, 03/13/2012 ▼	630	643

		1,281

Finance – 1.0%
GMAC
1.750%, 10/30/2012	630	641
Private Export Funding
3.050%, 10/15/2014	550	580

		1,221

Total Corporate Bonds
(Cost $4,348)		4,422

Asset-Backed Securities – 3.3%
Automotive – 0.0%
Ford Credit Auto Owner Trust
Series 2009-D, Class A2
1.210%, 01/15/2012	40	40

Equipment Leases – 0.1%
CNH Equipment Trust
Series 2009-C, Class A2
0.950%, 08/15/2012	46	45

Home Equity – 0.0%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
8.272%, 07/20/2031 ■ ¥	37	35

Manufactured Housing – 0.6%
Origen Manufactured Housing
Series 2005-B, Class M1
5.990%, 01/15/2037 Δ	750	756

44   Nuveen Investments

Intermediate Government Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Other – 2.6%
Small Business Administration
Series 2005-P10A, Class 1
4.638%, 02/10/2015	$454	$476
Series 2005-P10B, Class 1
4.940%, 08/10/2015	346	366
Series 2008-P10A, Class 1
5.902%, 02/10/2018	1,183	1,318
Series 2010-10A, Class 1
4.108%, 03/10/2020	993	1,049

		3,209

Total Asset-Backed Securities
(Cost $3,984)		4,085

Short-Term Investments – 2.1%
Money Market Funds – 1.9%
First American Government Obligations Fund, Class Z
0.000% Å Ω	1,293,865	1,294
First American U.S. Treasury Money Market Fund, Class Z
0.000% Å Ω	932,040	932

		2,226

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bills ☐
0.164%, 02/03/2011	$20	20
0.137%, 02/10/2011	250	250

		270

Total Short-Term Investments
(Cost $2,496)		2,496

Investment Purchased with Proceeds from Securities Lending – 14.9%
Mount Vernon Securities Lending Prime Portfolio
0.292% Ω †
(Cost $18,108)	18,108,379	18,108

Total Investments – 114.7%
(Cost $137,047)		139,729

Other Assets and Liabilities, Net – (14.7)%		(17,928)

Total Net Assets – 100.0%		$121,801

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $17,789 at December 31, 2010.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

¥	Security considered illiquid.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of December 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of
Intermediate Government Bond Fund (concluded)

the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

Schedule of Open Futures Contracts

		Number of	Notional	Unrealized
	Settlement	Contracts	Contract	Appreciation
Description	Month	Purchased	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	March 2011	73	$15,980	$3
U.S. Treasury 5 Year Note Futures	March 2011	70	8,240	(89)
U.S. Treasury 10 Year Note Futures	March 2011	53	6,383	(101)
U.S. Treasury Long Bond Futures	March 2011	(4)	(489)	(12)

				$(199)

See accompanying notes to financial statements.

Nuveen Investments   45

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond Fund”)
(formerly known as First American Intermediate Term Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 49.1%
Banking – 9.3%
Bank of America
5.625%, 07/01/2020	$4,080	$4,159
5.875%, 01/05/2021 ▼	3,975	4,113
Barclays Bank
5.125%, 01/08/2020 ¬	3,630	3,707
Citigroup
4.587%, 12/15/2015 ▼	2,000	2,085
6.125%, 11/21/2017 ▼	4,590	5,031
5.375%, 08/09/2020 ▼	2,540	2,639
Comerica Bank
5.750%, 11/21/2016	3,245	3,500
Deutsche Bank
3.875%, 08/18/2014 ¬	3,205	3,364
Fifth Third Bancorp
6.250%, 05/01/2013	1,495	1,620
JPMorgan Chase
5.150%, 10/01/2015	3,290	3,480
4.250%, 10/15/2020 ▼	4,950	4,834
Series 1
7.900%, 04/29/2049 Δ	1,825	1,940
JPMorgan Chase Capital XXII
Series V
6.450%, 01/15/2087	1,750	1,743
KeyCorp
Series MTN
3.750%, 08/13/2015 ▼	2,960	2,970
Lloyds TSB Bank
4.375%, 01/12/2015 ¬ ■	4,145	4,145
North Fork Bancorp
5.875%, 08/15/2012	3,130	3,298
PNC Funding
3.625%, 02/08/2015 ▼	3,300	3,412
Royal Bank of Scotland
6.400%, 10/21/2019 ▼ ¬	1,000	1,006
Sovereign Bank
8.750%, 05/30/2018	2,040	2,225
UBS
4.875%, 08/04/2020 ¬	2,640	2,686
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	1,170	1,123
Wachovia
5.750%, 06/15/2017 ▼	1,450	1,605
Wells Fargo
Series K
7.980%, 03/29/2049 ▼ Δ	3,365	3,551
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 ▼ Δ	2,315	2,393

		70,629

Basic Industry – 2.9%
Arcelormittal
5.250%, 08/05/2020 ▼ ¬	3,260	3,223
Celulosa Arauco Constitucion
5.625%, 04/20/2015 ▼ ¬	2,000	2,124
Dow Chemical
2.500%, 02/15/2016	2,680	2,574
Incitec Pivot Finance
6.000%, 12/10/2019 ■	2,255	2,309
Newmont Mining
5.125%, 10/01/2019 ▼	3,720	4,090
Rio Tinto Finance
3.500%, 11/02/2020 ¬	1,970	1,870
Southern Copper
5.375%, 04/16/2020 ▼	2,000	2,022
Teck Resources
3.850%, 08/15/2017 ▼ ¬	1,825	1,851
Vale Overseas
4.625%, 09/15/2020 ¬	1,940	1,921

		21,984

Brokerage – 2.3%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	1,165	987
Goldman Sachs Group
6.150%, 04/01/2018	3,845	4,234
Merrill Lynch
6.050%, 05/16/2016	4,625	4,765
Morgan Stanley
5.375%, 10/15/2015	3,335	3,503
5.500%, 07/24/2020 ▼	3,750	3,789

		17,278

Capital Goods – 1.1%
John Deere Capital
2.800%, 09/18/2017	2,295	2,228
L-3 Communications
4.750%, 07/15/2020	1,885	1,852
Tyco International
3.375%, 10/15/2015 ¬	4,405	4,502

		8,582

Communications – 6.8%
American Tower
5.050%, 09/01/2020	2,405	2,365
AT&T
2.500%, 08/15/2015 ▼	2,250	2,242
5.800%, 02/15/2019 ▼	3,350	3,771
British Sky Broadcasting
6.100%, 02/15/2018 ¬ ■	1,845	2,058
CBS
5.750%, 04/15/2020 ▼	3,125	3,321
Comcast
5.150%, 03/01/2020 ▼	1,930	2,027
Deutsche Telekom
5.875%, 08/20/2013 ¬	6,560	7,225
DirecTV Holdings
3.550%, 03/15/2015	2,850	2,895
5.200%, 03/15/2020	2,800	2,903
Discovery Communications
5.050%, 06/01/2020 ▼	1,460	1,544
Embarq
7.082%, 06/01/2016	1,170	1,294
NBC Universal
5.150%, 04/30/2020 ■	3,895	4,038
News America
5.650%, 08/15/2020 ▼	2,000	2,243
Rogers Communications
6.800%, 08/15/2018 ▼ ¬	1,390	1,671
Telecom Italia Capital
7.175%, 06/18/2019 ▼ ¬	2,570	2,750
Time Warner Cable
8.250%, 02/14/2014 ▼	2,000	2,322
6.750%, 07/01/2018	2,025	2,360

46   Nuveen Investments

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Verizon Communications
8.750%, 11/01/2018	$3,755	$4,903

		51,932

Consumer Cyclical – 2.2%
American Honda Finance
Series MTN
4.625%, 04/02/2013 ■	3,660	3,899
Home Depot
3.950%, 09/15/2020 ▼	1,000	975
Ingram Micro
5.250%, 09/01/2017	1,205	1,219
R.R. Donnelley & Sons
7.625%, 06/15/2020 ▼	1,195	1,280
Time Warner
4.700%, 01/15/2021 ▼	3,000	3,055
Whirlpool
Series MTN
5.500%, 03/01/2013	3,165	3,361
Yum! Brands
8.875%, 04/15/2011	2,740	2,801

		16,590

Consumer Non Cyclical – 5.4%
Altria Group
9.700%, 11/10/2018	3,000	3,958
Anheuser-Busch InBev
7.750%, 01/15/2019 ■	3,450	4,293
Baxter International
4.500%, 08/15/2019	1,500	1,573
C.R. Bard
4.400%, 01/15/2021	2,820	2,865
ConAgra Foods
5.875%, 04/15/2014	2,595	2,873
Covidien International
5.450%, 10/15/2012 ¬	2,240	2,414
Genentech
4.750%, 07/15/2015	1,650	1,817
Kellogg
4.450%, 05/30/2016	2,620	2,820
Kraft Foods
6.500%, 08/11/2017	1,225	1,426
5.375%, 02/10/2020	3,500	3,767
Lorillard Tobacco
8.125%, 06/23/2019	1,815	2,020
Merck
2.250%, 01/15/2016	3,330	3,288
Reynolds American
6.750%, 06/15/2017 ▼	3,000	3,353
Roche Holdings
6.000%, 03/01/2019 ■	2,100	2,442
UnitedHealth Group
4.875%, 02/15/2013	1,155	1,230
3.875%, 10/15/2020 ▼	1,295	1,235

		41,374

Electric – 1.8%
Constellation Energy Group
5.150%, 12/01/2020	2,275	2,240
FirstEnergy Solutions
6.050%, 08/15/2021	2,220	2,281
National Rural Utilities
10.375%, 11/01/2018	3,100	4,276
Ohio Power
Series K
6.000%, 06/01/2016	2,100	2,364
PPL Energy Supply
6.300%, 07/15/2013	2,000	2,203

		13,364

Energy – 3.2%
Anadarko Petroleum
5.950%, 09/15/2016 ▼	1,515	1,628
6.375%, 09/15/2017 ▼	1,245	1,356
EOG Resources
4.100%, 02/01/2021	2,500	2,458
Hess
8.125%, 02/15/2019	2,750	3,474
Nabors Industries
5.000%, 09/15/2020 ■	1,735	1,683
Nexen
5.650%, 05/15/2017 ▼ ¬	4,135	4,412
Petroleos Mexicanos
4.875%, 03/15/2015 ▼ ¬	1,000	1,053
Suncor Energy
6.100%, 06/01/2018 ¬	1,275	1,466
Valero Energy
4.500%, 02/01/2015 ▼	1,315	1,368
Weatherford Bermuda
5.125%, 09/15/2020 ¬	3,810	3,791
Woodside Finance
4.500%, 11/10/2014 ▼ ¬ ■	1,880	1,976

		24,665

Finance – 6.1%
American Express
7.250%, 05/20/2014 ▼	1,725	1,965
American Express Centurion
Series BKNT
5.550%, 10/17/2012	2,035	2,177
American Express Credit
Series C
7.300%, 08/20/2013	2,405	2,710
Ameriprise Financial
5.300%, 03/15/2020	3,330	3,503
Capital One Bank
8.800%, 07/15/2019	3,140	3,862
Capital One Financial
6.150%, 09/01/2016	1,775	1,922
Countrywide Financial
6.250%, 05/15/2016	2,395	2,456
Discover Financial Services
10.250%, 07/15/2019	2,245	2,786
General Electric Capital
4.800%, 05/01/2013	6,235	6,666
Series A
3.750%, 11/14/2014 ▼	2,500	2,584
Series MTN
5.625%, 09/15/2017 ▼	3,955	4,337
Goldman Sachs Group
6.000%, 06/15/2020 ▼	6,835	7,386
Private Export Funding
3.050%, 10/15/2014	575	606
Transcapitalinvest
5.670%, 03/05/2014 ¬ ■	2,990	3,171

		46,131

Industrial Other – 0.2%
Thermo Fisher Scientific
3.200%, 05/01/2015	1,265	1,294

Insurance – 3.8%
Aflac
8.500%, 05/15/2019	3,000	3,710

Nuveen Investments   47

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Allied World Assurance
7.500%, 08/01/2016 ¬	$2,860	$3,167
American International Group
8.250%, 08/15/2018 ▼	3,000	3,456
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	3,055	3,184
Lincoln National
8.750%, 07/01/2019 ▼	2,720	3,402
Met Life Global Funding I
5.125%, 04/10/2013 ■	3,730	4,016
Pacific Life Global Funding
5.150%, 04/15/2013 ▼ ■	2,205	2,357
Pacific Life Insurance
6.000%, 02/10/2020 ▼ ■	965	1,014
Prudential Financial
5.100%, 09/20/2014	3,235	3,475
ZFS Finance USA Trust V
6.500%, 05/09/2067 Δ ■	1,530	1,492

		29,273

Natural Gas – 0.4%
Kinder Morgan Energy Partners
5.000%, 12/15/2013	1,135	1,233
Transocean
6.000%, 03/15/2018 ¬	1,820	1,912

		3,145

Real Estate – 1.8%
Health Care – REIT
5.875%, 05/15/2015	1,875	2,043
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	1,960	2,111
Prologis – REIT
6.875%, 03/15/2020	3,545	3,764
Simon Property Group – REIT
5.650%, 02/01/2020 ▼	2,000	2,163
Vornado Realty – REIT
4.250%, 04/01/2015	3,385	3,418

		13,499

Sovereign – 0.2%
United Mexican States
5.625%, 01/15/2017 ▼ ¬	1,400	1,548

Transportation – 1.6%
AEP Texas Central
Series A-2
4.980%, 07/01/2013	8,038	8,410
Union Pacific
5.750%, 11/15/2017 ▼	3,320	3,728

		12,138

Total Corporate Bonds
(Cost $348,670)		373,426

Asset-Backed Securities – 14.0%
Automotive – 3.9%
Bank of America Auto Trust
Series 2010-2, Class A3
1.310%, 07/15/2014	2,750	2,771
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	2,107	2,110
Ford Credit Auto Lease Trust
Series 2010-B, Class A3
0.910%, 07/15/2013 ■	4,015	4,009
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	2,762	2,810
Hertz Vehicle Financing
Series 2009-2A, Class A1
4.260%, 03/25/2014 ■	5,000	5,232
Nissan Auto Receivables Owner Trust
Series 2007-B, Class A4
5.160%, 03/15/2014	3,583	3,678
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	6,445	6,452
World Omni Auto Receivables Trust
Series 2010-A, Class A2
0.700%, 06/15/2012	2,759	2,760

		29,822

Credit Cards – 4.8%
Bank of America Credit Card Trust
Series 2007-A8, Class A8
5.590%, 11/17/2014	5,855	6,259
Cabela’s Master Credit Card Trust
Series 2010-1A, Class A2
1.706%, 01/15/2018 Δ ■	4,030	4,153
Series 2010-2A, Class A1
2.290%, 09/17/2018 ■	4,340	4,262
Capital One Multi-Asset Execution Trust
Series 2008-A3, Class A3
5.050%, 02/15/2016	4,795	5,193
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	3,000	3,041
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	9,195	9,355
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,530	4,005

		36,268

Home Equity – 2.5%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	20	20
Contimortgage Home Equity Loan Trust
Series 1997-2, Class A9
7.900%, 04/15/2028 ¥	12	12
RBSSP Resecuritization Trust
Series 2009-11, Class 4A1
2.011%, 12/26/2037 ■ Δ	785	788
Series 2009-13, Class 5A1
0.355%, 11/26/2036 ■ Δ	3,769	3,711
Series 2009-8, Class 3A1
0.393%, 03/26/2037 ■ Δ	645	628
Series 2009-9, Class 9A1
0.481%, 09/26/2037 ■ Δ	2,487	2,390
Series 2010-10, Class 2A1
0.385%, 09/26/2036 ■ Δ	2,583	2,343
Series 2010-4, Class 1A1
0.371%, 03/26/2036 ■ Δ	4,515	4,198
Series 2010-8, Class 4A1
0.591%, 07/26/2036 ■ Δ	2,599	2,459
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	2,590	2,304

		18,853

48   Nuveen Investments

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Manufactured Housing – 0.1%
Green Tree Financial
Series 1996-9, Class A5
7.200%, 01/15/2028 ¥	$65	$66
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	902	923
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	46	46

		1,035

Other – 2.0%
AH Mortgage Advance Trust
Series 2010-ADV1, Class A1
3.968%, 08/15/2022 ■	2,795	2,802
Henderson Receivables
Series 2010-3A, Class A
3.820%, 12/15/2048 ■	2,245	2,151
Ocwen Advance Receivables Backed Notes
Series 2009-3A, Class A
4.140%, 07/15/2023 ■	1,960	1,970
Small Business Administration
Series 2006-P10A, Class 1
5.408%, 02/10/2016	2,638	2,841
Series 2010-10B, Class A
3.215%, 09/10/2020	5,295	5,196

		14,960

Utilities – 0.7%
CenterPoint Energy Transition
Series 2008-A, Class A1
4.192%, 02/01/2020	4,940	5,307

Total Asset-Backed Securities
(Cost $102,650)		106,245

Commercial Mortgage-Backed Securities – 9.7%
Americold LLC Trust
Series 2010-ARTA, Class A2FL
2.500%, 01/17/2029 Δ ■	4,415	4,435
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	4,000	4,274
Series 2007-PW15, Class A2
5.205%, 02/11/2044	3,605	3,681
Series 2007-T28, Class D
5.991%, 09/11/2042 ¥ ■ Δ	1,470	641
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.396%, 07/15/2044 Δ	5,800	6,242
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	2,340	2,406
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	2,430	2,440
Extended Stay America Trust
Series 2010-ESHA, Class A
2.951%, 11/05/2027 ■	7,283	7,163
Federal National Mortgage Association
Series 2010-M6, Class A1
2.210%, 09/25/2020	5,308	5,137
GS Mortgage Securities II
Series 2006-GG6, Class A2
5.506%, 04/10/2038	3,397	3,414
Series 2010-C1, Class A1
3.679%, 08/12/2043 ■	6,224	6,352
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,670	4,784
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class A1
2.749%, 07/15/2017 ■	4,019	3,973
OBP Depositor Trust
Series 2010-OBP, Class A
4.646%, 07/15/2045 ■	3,200	3,265
Vornado DP
Series 2010-VN0, Class A2FX
4.004%, 09/14/2028 ■	6,000	5,817
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	5,940	6,038
Series 2007-C34, Class A2
5.569%, 05/15/2046	3,830	3,951

Total Commercial Mortgage-Backed Securities
(Cost $74,243)		74,013

U.S. Government & Agency Securities – 7.0%
U.S. Agency Debentures – 2.9%
Federal Agricultural Mortgage Corporation
5.500%, 07/15/2011 ■	13,900	14,275
Federal National Mortgage Association
2.375%, 07/28/2015 ▼	7,595	7,702

		21,977

U.S. Treasuries – 4.1%
U.S. Treasury Note
1.375%, 10/15/2012 ▼	3,950	4,008
1.375%, 01/15/2013 ▼	2,505	2,543
2.625%, 06/30/2014	3,090	3,234
2.375%, 08/31/2014	1,905	1,973
2.375%, 02/28/2015 ▼	1,375	1,417
1.875%, 07/15/2015 ◄	7,275	7,882
1.875%, 10/31/2017 ▼	540	513
1.250%, 07/15/2020 ◄	7,366	7,542
2.625%, 11/15/2020 ▼	2,620	2,471

		31,583

Total U.S. Government & Agency Securities
(Cost $53,313)		53,560

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 6.9%
Adjustable Rate Δ – 1.5%
Federal Home Loan Mortgage Corporation
Series 2755, Class FO
0.710%, 04/15/2032	4,724	4,732
Series 2863
0.760%, 02/15/2019	2,772	2,795
Federal National Mortgage Association
Series 2003-52, Class NF
0.656%, 06/25/2023	3,651	3,674

		11,201

Fixed Rate – 5.4%
Federal Home Loan Mortgage Corporation
Series 1167, Class E
7.500%, 11/15/2021	14	17

Nuveen Investments   49

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series 1286, Class A
6.000%, 05/15/2022	$36	$40
Series 2750, Class HE
5.000%, 02/15/2019	5,567	5,941
Series 2763, Class TA
4.000%, 03/15/2011	727	729
Series 2780, Class QC
4.500%, 03/15/2017	1,953	1,971
Series 2795, Class CL
4.500%, 07/15/2017	3,833	3,919
Series 3555, Class DA
4.000%, 12/15/2014	4,399	4,550
Series 3555, Class EA
4.000%, 12/15/2014	3,116	3,223
Series T-47, Class A6
4.159%, 08/27/2012	5,806	5,916
Federal National Mortgage Association
Series 1990-89, Class K
6.500%, 07/25/2020	12	13
Series 2003-30, Class AE
3.900%, 10/25/2017	4,439	4,570
Series 2009-M1, Class A1
3.400%, 07/25/2019	3,709	3,832
Series 2010-M1, Class A1
3.305%, 06/25/2019	6,187	6,377

		41,098

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $51,404)		52,299

U.S. Government Agency Mortgage-Backed Securities – 6.4%
Adjustable Rate Δ – 4.0%
Federal Home Loan Mortgage Corporation Pool
2.741%, 01/01/2028, # 786281	699	733
2.545%, 04/01/2029, # 847190	796	833
2.538%, 10/01/2030, # 847209	2,254	2,356
2.594%, 05/01/2031, # 847161	717	750
2.601%, 09/01/2033, # 847210	1,863	1,952
2.688%, 01/01/2038, # 848282	3,374	3,522
Federal National Mortgage Association Pool
2.577%, 09/01/2033, # 725111	1,044	1,095
2.978%, 10/01/2033, # 879906	4,537	4,762
2.773%, 03/01/2035, # 819652	3,990	4,147
2.179%, 12/01/2035, # 848390	774	791
2.599%, 07/01/2036, # AE0058	3,246	3,390
2.878%, 07/01/2036, # 886034	1,810	1,901
2.685%, 09/01/2036, # 995949	1,476	1,550
2.566%, 03/01/2038, # AD0706	2,731	2,852

		30,634

Fixed Rate – 2.4%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	1,124	1,149
Federal National Mortgage Association Pool
3.131%, 01/01/2015, # 464373	2,600	2,674
4.000%, 07/01/2018, # 357414	4,562	4,762
4.000%, 05/01/2020, # AD0107	4,534	4,727
4.000%, 03/01/2022, # 890134	4,419	4,607

		17,919

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $47,738)		48,553

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 3.7%
Adjustable Rate Δ – 1.9%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.479%, 05/17/2011 ■	4,240	4,234
NCUA Guaranteed Notes
Series 2010-R2, Class 1A
0.623%, 11/06/2017	1,458	1,458
Series 2010-R3, Class 2A
0.825%, 12/08/2020	6,025	6,017
Structured Mortgage Loan Trust
Series 2004-11, Class A
5.329%, 08/25/2034	227	207
Wells Fargo Mortgage Backed Securities Trust
Series 2003-J, Class 2A5
4.451%, 10/25/2033	2,453	2,497

		14,413

Fixed Rate – 1.8%
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	264	264
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	3,951	3,997
GMAC Mortgage Corporation Loan Trust
Series 2010-1, Class A
4.250%, 07/25/2040 ■	1,568	1,583
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.000%, 07/25/2060 ■	2,649	2,649
NCUA Guaranteed Notes
Series 2010-C1, Class A1
1.600%, 10/29/2020	5,088	4,984
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	14	15

		13,492

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $27,806)		27,905

Municipal Bond – 0.9%
Louisiana Local Government Environmental Facilities, Community Development Authority
Series A1
1.520% 02/01/2018
(Cost $6,499)	6,500	6,511

Short-Term Investments – 1.8%
Money Market Fund – 1.5%
First American Prime Obligations Fund, Class Z, 0.084% Å Ω	11,567,361	11,567

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bill ☐
0.145%, 02/10/2011	$640	640
0.134%, 04/07/2011	1,175	1,175
0.145%, 05/05/2011	640	640

		2,455

Total Short-Term Investments
(Cost $14,022)		14,022

50   Nuveen Investments

Intermediate Term Bond Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Investment Purchased with Proceeds from Securities Lending – 14.4%
Mount Vernon Securities Lending Prime Portfolio 0.292% Ω ■
(Cost $109,487)	109,486,591	$109,487

Total Investments – 113.9%
(Cost $835,832)		866,021

Other Assets and Liabilities, Net – (13.9)%		(105,854)

Total Net Assets – 100.0%		$760,167

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of December 31, 2010, the fair value of foreign securities was $69,013 or 9.1% of Total Net Assets.

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $107,346 at December 31, 2010.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

¥	Security considered illiquid.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of December 31, 2010.
Intermediate Term Bond Fund (concluded)

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional
	Settlement	Purchased	Contract	Unrealized
Description	Month	(Sold)	Value	Depreciation

U.S. Treasury 2 Year Note Futures	March 2011	191	$41,811	$(47)
U.S. Treasury 5 Year Note Futures	March 2011	597	70,278	(822)
U.S. Treasury 10 Year Note Futures	March 2011	(29)	(3,493)	(43)
U.S. Treasury Long Bond Futures	March 2011	(20)	(2,443)	(22)
U.S. Treasury Ultra Bond Futures	March 2011	(5)	(635)	(7)

				$(941)

Interest Rate Swap Contracts

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$20,000	$(165)
JPMorgan Chase	3-Month LIBOR	Receive	3.858	01/19/2020	5,000	(339)
UBS	3-Month LIBOR	Receive	1.358	09/25/2011	19,000	(201)
UBS	3-Month LIBOR	Receive	1.133	03/25/2012	19,000	(206)
UBS	3-Month LIBOR	Receive	1.048	06/25/2012	20,000	(147)
UBS	3-Month LIBOR	Receive	3.001	08/03/2014	8,000	(502)

						$(1,560)

See accompanying notes to financial statements.

Nuveen Investments   51

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Short Term Bond Fund (“Short Term Bond Fund”)
(formerly known as First American Short Term Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 44.4%
Banking – 8.7%
Ally Financial
8.300%, 02/12/2015	$1,000	$1,100
Banco do Nordeste
3.625%, 11/09/2015 ■ ▼ ¬	800	781
Bank of America
4.875%, 01/15/2013	2,000	2,084
4.750%, 08/15/2013	1,500	1,560
Series MTN
2.100%, 04/30/2012	1,500	1,531
Bank of Nova Scotia
1.450%, 07/26/2013 ■ ¬	4,000	4,000
BB&T
5.700%, 04/30/2014	1,000	1,100
Series MTN
3.850%, 07/27/2012	260	271
Citigroup
2.125%, 04/30/2012	1,500	1,530
5.850%, 07/02/2013	1,000	1,079
6.375%, 08/12/2014	4,500	4,973
4.587%, 12/15/2015 ▼	3,000	3,128
Credit Suisse New York
5.500%, 05/01/2014 ¬	1,000	1,097
Deutsche Bank
2.375%, 01/11/2013 ¬	2,000	2,030
3.875%, 08/18/2014 ¬	2,000	2,099
European Investment Bank
1.750%, 09/14/2012 ¬	5,000	5,090
Fifth Third Bancorp
6.250%, 05/01/2013	1,755	1,902
HSBC Finance
6.750%, 05/15/2011	2,345	2,396
JPMorgan Chase
2.200%, 06/15/2012	1,500	1,535
5.125%, 09/15/2014	2,000	2,128
3.700%, 01/20/2015 ▼	2,000	2,070
Key Bank
3.200%, 06/15/2012 ▼	1,500	1,556
Keycorp
Series MTN
6.500%, 05/14/2013	1,000	1,086
KFW
Series GMTN
4.750%, 05/15/2012 ¬	5,000	5,276
Lloyds TSB Bank
4.375%, 01/12/2015 ■ ¬	3,000	2,999
National City
4.000%, 02/01/2011	1,000	1,001
PNC Funding
3.625%, 02/08/2015	1,500	1,551
Rabobank Nederland
3.200%, 03/11/2015 ■ ¬	1,400	1,425
Royal Bank of Scotland
4.875%, 08/25/2014 ■ ¬	1,900	1,946
Santander
2.485%, 01/18/2013 ■ ¬	2,000	1,935
Societe Generale
2.500%, 01/15/2014 ■ ¬	2,000	1,998
UBS
3.875%, 01/15/2015 ¬	1,000	1,031
Series BKNT
2.250%, 08/12/2013 ▼ ¬	2,650	2,672
Wells Fargo
Series AI
4.750%, 02/09/2015	2,000	2,122
Series I
3.750%, 10/01/2014	2,000	2,088

		72,170

Basic Industry – 2.9%
Anglo American Capital
2.150%, 09/27/2013 ■ ¬	1,000	1,009
Arcelormittal
5.375%, 06/01/2013 ▼ ¬	1,900	2,020
BHP Billiton Finance
5.500%, 04/01/2014 ¬	1,000	1,107
Codelco
5.500%, 10/15/2013 ■ ¬	2,400	2,603
Dow Chemical
4.850%, 08/15/2012	1,000	1,054
2.500%, 02/15/2016	2,630	2,526
Georgia-Pacific
8.125%, 05/15/2011	500	516
Incitec Pivot
4.000%, 12/07/2015 ■ ¬	2,000	1,949
Noble Holding International
3.450%, 08/01/2015 ¬	1,825	1,864
Noranda
7.250%, 07/15/2012 ¬	2,000	2,147
Potash Corporation of Saskatchewan
3.750%, 09/30/2015 ¬	1,500	1,551
PPG
1.900%, 01/15/2016	1,000	949
Rio Tinto Financial
8.950%, 05/01/2014 ¬	1,000	1,211
Rockies Express Pipeline
3.900%, 04/15/2015 ■	2,000	1,978
United States Steel
5.650%, 06/01/2013 ▼	1,000	1,035
Vedanta Resources
9.500%, 07/18/2018 ■ ▼ ¬	420	459

		23,978

Brokerage – 1.8%
Goldman Sachs Group
6.875%, 01/15/2011 ▼	3,000	3,005
1.625%, 07/15/2011	1,580	1,591
3.625%, 08/01/2012 ▼	1,625	1,677
3.700%, 08/01/2015	2,000	2,038
Merrill Lynch
5.450%, 02/05/2013	1,250	1,318
Morgan Stanley
2.250%, 03/13/2012 ▼	1,525	1,555
4.200%, 11/20/2014	2,000	2,043
Series GMTN
4.100%, 01/26/2015	1,645	1,669

		14,896

Capital Goods – 1.0%
Case New Holland
7.750%, 09/01/2013	1,000	1,075
Caterpillar Financial Services
Series MTN
4.900%, 08/15/2013	2,490	2,715
ITT
4.900%, 05/01/2014	1,779	1,910
L-3 Communications
Series B
6.375%, 10/15/2015	1,000	1,030
Northrop Grumman
3.700%, 08/01/2014	1,707	1,793

		8,523

52   Nuveen Investments

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Communications – 4.8%
American Tower
4.625%, 04/01/2015	$2,000	$2,089
AT&T
7.300%, 11/15/2011	1,500	1,585
6.700%, 11/15/2013	2,000	2,272
2.500%, 08/15/2015 ▼	2,250	2,242
British Telecom
5.150%, 01/15/2013 ¬	2,000	2,129
CenturyLink
Series L
7.875%, 08/15/2012	1,900	2,055
Comcast
5.300%, 01/15/2014	1,000	1,090
Deutsche Telekom
5.875%, 08/20/2013 ¬	2,000	2,203
DirecTV Holdings
3.550%, 03/15/2015	1,700	1,727
7.625%, 05/15/2016	2,000	2,218
NBC Universal
3.650%, 04/30/2015 ■ ▼	2,000	2,051
News America
5.300%, 12/15/2014	1,000	1,105
Sprint Capital
8.375%, 03/15/2012	2,000	2,115
TCM Sub
3.550%, 01/15/2015 ■ ▼	1,000	1,021
Telecom Italia Capital
4.950%, 09/30/2014 ¬	1,540	1,578
Telefonica Emisiones
2.582%, 04/26/2013 ▼ ¬	1,450	1,451
Telefonica Moviles
2.875%, 11/09/2015 ■ ¬	1,000	960
Time Warner Cable
5.400%, 07/02/2012	1,250	1,327
8.250%, 02/14/2014 ▼	1,025	1,190
Verizon Communications
5.250%, 04/15/2013	900	979
Verizon New England
6.500%, 09/15/2011	1,500	1,558
Verizon Wireless
5.550%, 02/01/2014 ▼	2,000	2,205
Vodafone Group
5.000%, 09/15/2015 ¬	2,500	2,731

		39,881

Consumer Cyclical – 2.0%
American Axle & Manufacturing
5.250%, 02/11/2014 ▼	1,000	983
Best Buy
6.750%, 07/15/2013	1,000	1,106
eBay
0.875%, 10/15/2013 ▼	1,000	990
Ford Motor Credit
7.000%, 10/01/2013	1,500	1,608
Home Depot
5.250%, 12/16/2013	2,000	2,195
Interpublic Group
6.250%, 11/15/2014	1,800	1,942
Macy’s Retail Holdings
5.350%, 03/15/2012	1,700	1,755
Staples
9.750%, 01/15/2014 ▼	1,000	1,212
Target
4.000%, 06/15/2013	1,000	1,068
Viacom
4.375%, 09/15/2014	1,000	1,064
Whirlpool
8.000%, 05/01/2012	1,000	1,078
Yum! Brands
8.875%, 04/15/2011	1,260	1,288

		16,289

Consumer Non Cyclical – 7.2%
Anheuser-Busch InBev Worldwide
2.500%, 03/26/2013	5,105	5,224
7.200%, 01/15/2014 ■	1,000	1,144
Boston Scientific
4.500%, 01/15/2015	2,000	2,042
Bunge Limited Finance
5.875%, 05/15/2013	2,000	2,141
Cardinal Health
5.500%, 06/15/2013 ▼	915	991
Carefusion
4.125%, 08/01/2012	600	625
Cargill
4.375%, 06/01/2013 ■	2,000	2,133
ConAgra Foods
5.875%, 04/15/2014	1,950	2,159
Constellation Brands
8.375%, 12/15/2014	1,500	1,639
Covidien International
1.875%, 06/15/2013 ¬	3,750	3,795
Dr. Pepper Snapple Group
2.350%, 12/21/2012 ▼	2,000	2,046
Genentech
4.750%, 07/15/2015	2,000	2,202
HCA
6.750%, 07/15/2013	1,500	1,541
Kraft Foods
5.625%, 11/01/2011	193	200
6.000%, 02/11/2013 ▼	1,500	1,643
Kroger
5.500%, 02/01/2013	2,000	2,164
Life Technologies
3.375%, 03/01/2013	1,000	1,022
McKesson
6.500%, 02/15/2014	2,105	2,365
MedcoHealth Solutions
6.125%, 03/15/2013	1,845	2,010
Merck
2.250%, 01/15/2016	3,600	3,555
Miller Brewing
5.500%, 08/15/2013 ■ ¬	2,000	2,171
Novartis Capital
2.900%, 04/24/2015	1,000	1,028
Omnicare
6.875%, 12/15/2015	1,000	1,018
Reynolds American
7.250%, 06/01/2013	2,615	2,909
St. Jude Medical
2.200%, 09/15/2013	2,000	2,032
3.750%, 07/15/2014	690	729
Teva Pharmaceutical
1.500%, 06/15/2012 ▼	2,500	2,523
UnitedHealth Group
4.875%, 02/15/2013	1,500	1,597
Watson Pharmaceuticals
5.000%, 08/15/2014	2,000	2,149
Wyeth
5.500%, 02/01/2014	2,455	2,729

		59,526

Nuveen Investments   53

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Electric – 1.2%
Arizona Public Service
6.375%, 10/15/2011	$2,000	$2,083
MidAmerican Energy
4.650%, 10/01/2014	3,275	3,539
National Rural Utilities Cooperative Finance
1.900%, 11/01/2015	2,970	2,867
Nevada Power
6.500%, 04/15/2012	1,000	1,064

		9,553

Energy – 2.9%
Anadarko Petroleum
5.950%, 09/15/2016 ▼	755	811
Apache
6.000%, 09/15/2013	2,800	3,144
Chesapeake Energy
9.500%, 02/15/2015 ▼	1,000	1,127
ConocoPhillips
4.750%, 02/01/2014	900	978
El Paso Pipeline
4.100%, 11/15/2015	2,000	1,980
Encana
4.750%, 10/15/2013 ¬	3,000	3,239
Forest Oil
8.500%, 02/15/2014	1,500	1,639
Husky Energy
5.900%, 06/15/2014 ¬	1,000	1,099
Marathon Global Funding
6.000%, 07/01/2012 ¬	1,000	1,069
Marathon Oil
6.125%, 03/15/2012	500	528
8.375%, 05/01/2012 ¬	1,000	1,088
Nabors Industries
5.375%, 08/15/2012	1,850	1,953
Petroleos Mexicanos
4.875%, 03/15/2015 ▼ ¬	2,000	2,105
Shell International Finance
3.250%, 09/22/2015 ▼ ¬	1,180	1,212
Valero Energy
6.875%, 04/15/2012	1,000	1,064
Weatherford International
5.150%, 03/15/2013 ¬	31	33
Woodside Finance
4.500%, 11/10/2014 ■ ¬	1,250	1,314

		24,383

Finance – 4.2%
American Express Travel
5.250%, 11/21/2011 ■	2,450	2,528
Capital One Bank
6.500%, 06/13/2013	1,500	1,642
Fresenius U.S. Finance II
9.000%, 07/15/2015 ■	1,000	1,145
General Electric Capital
4.800%, 05/01/2013 ▼	1,000	1,069
1.875%, 09/16/2013	3,500	3,502
Series A
3.750%, 11/14/2014 ▼	3,000	3,101
Series GMTN
5.250%, 10/19/2012	3,000	3,207
Series MTN
2.200%, 06/08/2012 ▼	1,510	1,544
GMAC
1.750%, 10/30/2012	3,680	3,745
2.200%, 12/19/2012	1,750	1,800
Household Finance
4.750%, 07/15/2013	2,000	2,109
International Lease Finance
6.500%, 09/01/2014 ■	1,000	1,060
Nissan Motor Acceptance
3.250%, 01/30/2013 ■	1,000	1,020
TransCapitalInvest
7.700%, 08/07/2013 ■ ¬	2,500	2,778
Volkswagen International Finance
1.625%, 08/12/2013 ■ ¬	4,335	4,333

		34,583

Industrial Other – 1.3%
Agilent Technologies
2.500%, 07/15/2013	2,000	2,023
Arrow Electronics
6.875%, 07/01/2013	1,990	2,187
Briggs & Stratton
8.875%, 03/15/2011	870	887
Thermo Fisher Scientific
3.250%, 11/20/2014	1,625	1,671
3.200%, 05/01/2015	1,250	1,279
Tyco Electronics
6.000%, 10/01/2012 ¬	2,430	2,613

		10,660

Insurance – 2.9%
Aflac
3.450%, 08/15/2015	2,835	2,880
Allstate Life Global Funding Trust
Series MTN
5.375%, 04/30/2013	1,500	1,633
American International Group

3.650%, 01/15/2014	1,000	1,017
Berkshire Hathaway
Series 0001
2.125%, 02/11/2013 ▼	2,355	2,405
Hartford Financial Services Group
5.250%, 10/15/2011	1,000	1,029
4.000%, 03/30/2015 ▼	1,000	1,003
Indianapolis Life Insurance
8.660%, 04/01/2011 ■	5,000	5,049
Lincoln National
4.300%, 06/15/2015 ▼	1,000	1,030
Metropolitan Life Global Funding I
2.875%, 09/17/2012 ■	1,900	1,947
2.500%, 01/11/2013 ■	1,000	1,022
Prudential Financial
Series MTN
3.625%, 09/17/2012	2,600	2,699
2.750%, 01/14/2013	1,600	1,629
Series MTNB
4.500%, 07/15/2013	1,000	1,060

		24,403

Natural Gas – 0.6%
Consolidated Natural Gas
Series C
6.250%, 11/01/2011	1,575	1,642
Duke Energy
3.950%, 09/15/2014	1,500	1,572
Kinder Morgan
6.500%, 09/01/2012	1,000	1,053
Ras Laffan
4.500%, 09/30/2012 ■ ¬	500	525

		4,792

Real Estate – 0.8%
Boston Properties – REIT
6.250%, 01/15/2013	243	265

54   Nuveen Investments

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

HCP – REIT
Series MTN
5.625%, 02/28/2013 ▼	$1,000	$1,049
Nationwide Health Properties – REIT
6.250%, 02/01/2013	2,000	2,145
Simon Property Group – REIT
4.200%, 02/01/2015 ▼	2,000	2,092
Vornado Realty – REIT
4.250%, 04/01/2015	1,500	1,514

		7,065

Technology – 0.8%
Analog Devices
5.000%, 07/01/2014	1,000	1,078
Broadcom
1.500%, 11/01/2013 ■	1,000	993
Corning
5.900%, 03/15/2014 ▼	228	252
Motorola
8.000%, 11/01/2011	1,200	1,264
National Semiconductor
3.950%, 04/15/2015	1,000	1,019
Seagate Technology International
10.000%, 05/01/2014 ■ ¬	2,000	2,345

		6,951

Transportation – 1.3%
Air Canada
9.250%, 08/01/2015 ■ ▼ ¬	1,180	1,239
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	771	771
CSX
5.750%, 03/15/2013	1,500	1,636
Delta Airlines
Series 11B, Class B
7.711%, 03/18/2013	900	922
FedEx
7.375%, 01/15/2014	2,000	2,294
GATX
4.750%, 05/15/2015	1,000	1,047
Navios Maritime Holdings
9.500%, 12/15/2014 ¬	750	780
United Airlines
Series 2009-1
10.400%, 05/01/2018	944	1,091
United Parcel Service
3.875%, 04/01/2014	1,000	1,065

		10,845

Total Corporate Bonds
(Cost $359,314)		368,498

Asset-Backed Securities – 16.9%
Automotive – 5.3%
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.330%, 06/17/2013 ■	2,500	2,540
Bank of America Auto Trust
Series 2008-1A, Class A3A
4.970%, 09/20/2012 ■	2,299	2,330
Series 2010-2, Class A3
1.310%, 07/15/2014	2,525	2,545
Capital Auto Receivables Asset Trust
Series 2007-3, Class A4
5.210%, 03/17/2014	1,905	1,947
Series 2008-1, Class A3A
3.860%, 08/15/2012	287	290
Capital One Prime Auto Receivables Trust
Series 2007-2, Class A4
5.060%, 06/15/2014	1,946	1,982
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	1,630	1,632
DaimlerChrysler Auto Trust
Series 2006-C, Class A4
4.980%, 11/08/2011	50	50
Series 2008-A, Class A3A
3.700%, 06/08/2012	252	253
Ford Credit Auto Lease Trust
Series 2010-B, Class A3
0.910%, 07/15/2013 ■	3,985	3,979
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	1,209	1,229
Harley-Davidson Motorcycle Trust
Series 2006-1, Class A2

5.040%, 10/15/2012 ■	365	366
Hertz Vehicle Financing
Series 2009-2A, Class A1
4.260%, 03/25/2014 ■	3,000	3,139
Honda Auto Receivables Owner Trust
Series 2010-2, Class A2
0.820%, 06/18/2012	2,000	2,003
JPMorgan Auto Receivables Trust
Series 2006-A, Class A4
5.140%, 12/15/2014 ■	623	624
Nissan Auto Lease Trust
Series 2009-B, Class A3
2.070%, 01/15/2015	1,585	1,596
Nissan Auto Receivables Owner Trust
Series 2008-B, Class A3
4.460%, 04/15/2012	414	417
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	5,755	5,761
Toyota Auto Receivables Owner Trust
Series 2010-B, Class A3
1.040%, 02/18/2014	3,735	3,751
USAA Auto Owner Trust
Series 2010-1, Class A2
0.630%, 06/15/2012	2,605	2,606
Volkswagen Auto Lease Trust
Series 2009-A, Class A3
3.410%, 04/16/2012	2,554	2,581
World Omni Auto Receivables Trust
Series 2010-A, Class A2
0.700%, 06/15/2012	2,072	2,073

		43,694

Credit Cards – 4.1%
Bank of America Credit Card Trust
Series 2007-A9, Class A9
0.300%, 11/15/2014 ▼Δ	4,500	4,486
Cabela’s Master Credit Card Trust
Series 2010-1A, Class A2
1.710%, 01/16/2018 ■ Δ	3,970	4,091
Series 2010-2A, Class A1
2.290%, 09/17/2018 ■	4,290	4,213
Capital One Multi-Asset Execution Trust
Series 2008-A3, Class A3
5.050%, 02/15/2016	2,750	2,978
Series 2008-A5, Class A5
4.850%, 02/18/2014	2,400	2,430

Nuveen Investments   55

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	$2,000	$2,027
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	5,245	5,337
Discover Card Master Trust
Series 2008-A3, Class A3
5.100%, 10/15/2013	7,535	7,635
Discover Card Master Trust I
Series 2005-4, Class B1
0.510%, 06/18/2013 Δ	380	380

		33,577

Equipment Leases – 0.2%
CNH Equipment Trust
Series 2008-A, Class A4A
4.930%, 08/15/2014	1,810	1,856

Home Equity – 3.8%
Countrywide Asset-Backed Certificates
Series 2005-16, Class 2AF2
5.382%, 05/25/2036 Δ	818	699
Equivantage Home Equity Loan Trust
Series 1996-4, Class A
7.250%, 01/25/2028 ¥	142	131
GMAC Mortgage Servicer Advance Funding
Series 2010-1A, Class A
4.250%, 01/15/2022 ■	2,145	2,156
IMC Home Equity Loan Trust
Series 1998-3, Class A7
7.220%, 08/20/2029 Δ ¥	1,172	1,112
Morgan Stanley Capital
Series 2007-NC2, Class A2A
0.371%, 02/25/2037 Δ	3,888	3,611
Novastar Home Equity Loan Trust
Series 2007-1, Class A2A1
0.361%, 03/25/2037 Δ	2,635	2,543
RBSSP Resecuritization Trust
Series 2009-10, Class 8A1
0.411%, 05/26/2036 ■ Δ	1,195	1,155
Series 2009-11, Class 4A1
2.011%, 12/26/2037 ■ Δ	474	476
Series 2009-13, Class 5A1
0.361%, 11/26/2036 ■ Δ	2,595	2,556
Series 2009-8, Class 3A1
0.393%, 03/26/2037 ■ Δ	335	326
Series 2009-9, Class 9A1
0.481%, 09/26/2037 ■ Δ	1,348	1,296
Series 2010-4, Class 1A1
0.371%, 03/26/2036 ■ Δ	4,039	3,754
Series 2010-4, Class 5A1
0.421%, 02/26/2037 ■ Δ	2,693	2,556
Series 2010-8, Class 4A1
0.591%, 07/26/2036 ■ Δ	1,794	1,697
Series 2010-10, Class 2A1
0.391%, 09/26/2036 ■ Δ	2,514	2,281
Series 2010-11, Class 2A1
0.431%, 03/26/2037 ■ Δ	3,199	3,057
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	2,425	2,157

		31,563

Manufactured Housing – 0.5%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	388	396
Newcastle Investment Trust
Series 2010-MH1, Class A
4.500%, 07/10/2035 ■	3,455	3,560
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	14	14
Series 2005-B, Class A2
5.247%, 12/15/2018	504	508

		4,478

Other – 2.5%
American Home Mortgage Advance Trust
Series 2010-ADV1, Class A1
3.968%, 08/15/2022 ■	2,705	2,712
Series 2010-ADV2, Class B1
8.830%, 05/10/2041 ■	1,500	1,507
Series 2010-ADV2, Class C1
8.830%, 05/10/2041 ■	1,500	1,477
Crown Castle Towers
Series 2010-1, Class A1
4.523%, 01/15/2035 ■ Δ	2,000	2,078
Nationstar Mortgage Advance Receivable Trust
Series 2009-ADV1, Class A1
3.261%, 12/26/2022 ■ Δ	2,539	2,530
Ocwen Advance Receivables Backed Notes
Series 2009-3A, Class A
4.140%, 07/15/2023 ■	2,000	2,010
Small Business Administration
Series 2005-P10A, Class 1
4.638%, 02/10/2015	2,074	2,174
Series 2005-P10B, Class 1
4.940%, 08/10/2015	4,278	4,526
Series 2006-P10A, Class 1
5.408%, 02/10/2016	1,283	1,382

		20,396

Utilities – 0.5%
CenterPoint Energy
Series 2005-A, Class A2
4.970%, 08/01/2014	2,383	2,450
PG&E Energy Recovery Funding
Series 2005-2, Class A2

5.030%, 03/25/2014	826	852
PSE&G Transition Funding
Series 2001-1, Class A6
6.610%, 06/15/2015	1,190	1,291

		4,593

Total Asset-Backed Securities
(Cost $137,782)		140,157

Commercial Mortgage-Backed Securities – 9.7%
Americold
Series 2010-ARTA, Class A2FL
2.500%, 01/17/2029 ■ Δ	4,770	4,791
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040	5,000	5,342
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.222%, 07/15/2044	4,000	4,305
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	1,385	1,424
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A4
4.982%, 05/10/2043 Δ	2,500	2,658

56   Nuveen Investments

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Extended Stay America Trust
Series 2010-ESHA, Class C
4.860%, 11/05/2027 ■	$3,920	$3,842
GE Capital Commercial Mortgage Corporation
Series 2001-3, Class A2
6.070%, 06/10/2038	3,250	3,337
GMAC Commercial Mortgage Securities
Series 2003-C2, Class A2
5.471%, 05/10/2040	3,500	3,768
Series 2004-C1, Class A2
4.100%, 03/10/2038	243	243
Greenwich Capital Commercial Funding
Series 2005-GG5, Class A2
5.117%, 04/10/2037	3,362	3,387
GS Commercial Mortgage
Series 2007-GG10, Class A1
5.690%, 08/10/2045	259	264
GS Mortgage Securities Trust
Series 2007-GG10, Class A4
5.807%, 08/10/2045 ▼	5,000	5,227
GS Mortgage Securities II
Series 2010-C1, Class A1
3.679%, 08/12/2043 ■	6,111	6,236
JPMorgan Chase Commercial Mortgage Securities
Series 2001-CIB2, Class A3
6.429%, 04/15/2035	6,132	6,215
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A3
5.447%, 06/12/2047	4,000	4,145
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,264	4,368
Series 2010-C2, Class A1
2.749%, 11/15/2043 ■	3,954	3,909
Merrill Lynch Mortgage Trust
Series 2006-C1, Class A2
5.611%, 05/12/2039	3,894	4,013
Morgan Stanley Capital I
Series 2003-IQ6, Class A4
4.970%, 12/15/2041	1,090	1,161
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	4,374	4,573
Vornado DP
Series 2010-VN0, Class A1
2.970%, 09/14/2028 ■	5,334	5,258
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	1,739	1,768

Total Commercial Mortgage-Backed Securities
(Cost $77,693)		80,234

U.S. Government Agency Mortgage-Backed Securities – 8.4%
Adjustable Rate Δ – 5.9%
Federal Home Loan Mortgage Corporation Pool
2.740%, 12/01/2026, #786591	345	362
2.597%, 01/01/2029, #846946	340	356
2.510%, 10/01/2029, #786853	247	257
4.254%, 04/01/2030, #972055	273	289
2.107%, 05/01/2030, #847014	207	214
2.464%, 06/01/2031, #847367	151	157
2.581%, 08/01/2032, #847331	2,136	2,225
2.551%, 09/01/2032, #847652	1,085	1,134
2.656%, 10/01/2032, #847063	188	197
2.597%, 05/01/2033, #780456	696	725
2.569%, 10/01/2033, #780911	1,369	1,422
2.605%, 03/01/2034, #781296	1,583	1,643
3.725%, 03/01/2036, #848193	2,835	2,949
2.628%, 08/01/2036, #1L1462	1,016	1,056
2.688%, 01/01/2038, #848282	3,068	3,203
Federal National Mortgage Association Pool
2.368%, 11/01/2025, #433988	473	485
2.558%, 10/01/2030, #847241	1,415	1,481
3.411%, 06/01/2031, #625338	208	218
5.019%, 12/01/2031, #535363	1,254	1,349
2.596%, 03/01/2032, #545791	31	33
2.512%, 05/01/2032, #545717	170	176
2.665%, 05/01/2032, #634948	136	142
2.599%, 10/01/2032, #661645	29	30
2.379%, 12/01/2032, #671884	189	197
2.256%, 04/01/2034, #775389	147	152
2.596%, 04/01/2034, #AD0486	2,734	2,854
2.607%, 06/01/2034, #725721	2,401	2,504
2.164%, 07/01/2034, #795242	1,833	1,897
2.461%, 11/01/2034, #797182	1,540	1,601
2.710%, 11/01/2034, #841068	1,775	1,859
2.773%, 03/01/2035, #819652	2,698	2,804
2.729%, 07/01/2035, #745922	1,434	1,496
2.536%, 08/01/2035, #838958	1,464	1,532
2.179%, 12/01/2035, #848390	774	791
2.599%, 07/01/2036, #AE0058	3,185	3,326
2.878%, 07/01/2036, #886034	1,045	1,098
2.539%, 08/01/2036, #555369	216	225
2.685%, 09/01/2036, #995949	967	1,015
2.714%, 08/01/2037, #AD0550	2,085	2,178
2.566%, 03/01/2038, #AD0706	1,946	2,033
Government National Mortgage Association Pool
2.625%, 08/20/2021, #008824	119	122
2.625%, 07/20/2022, #008006	166	170
2.625%, 09/20/2025, #008699	91	93
3.375%, 04/20/2026, #008847	73	75
2.625%, 08/20/2027, #080106	26	26
3.375%, 01/20/2028, #080154	39	41
3.375%, 05/20/2029, #080283	107	111
2.875%, 11/20/2030, #080469	202	208
3.375%, 04/20/2031, #080507	73	75
2.625%, 08/20/2031, #080535	228	234
3.500%, 02/20/2032, #080580	53	55

		48,875

Fixed Rate – 2.5%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	624	639
Federal Home Loan Mortgage Corporation Pool
4.500%, 05/01/2018, #G11618	2,754	2,909
4.500%, 05/01/2019, #B14728	3,718	3,924
4.500%, 04/01/2022, #M30035	1,162	1,213
Federal National Mortgage Association Pool
5.500%, 05/01/2012, #254340	135	137
5.000%, 03/01/2013, #254682	124	131
4.000%, 12/01/2013, #255039	1,087	1,116
4.000%, 12/01/2019, #AA5298	1,475	1,540
4.000%, 05/01/2020, #AD0107	2,380	2,482
4.000%, 03/01/2022, #890134	2,355	2,456
4.500%, 04/01/2024, #AA4312	3,832	4,042

		20,589

Total U.S. Government Agency
Mortgage-Backed Securities
(Cost $68,247)		69,464

Nuveen Investments   57

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

U.S. Government & Agency Securities – 7.1%
U.S. Agency Debentures – 4.5%
Federal Home Loan Bank
1.625%, 07/27/2011	$5,550	$5,590
2.250%, 04/13/2012 ▼	6,000	6,136
1.500%, 01/16/2013	5,400	5,486
1.875%, 06/21/2013	3,385	3,464
Federal Home Loan Mortgage Corporation
1.625%, 04/15/2013	2,000	2,035
1.400%, 07/26/2013	7,335	7,339
Federal National Mortgage Association
1.000%, 04/04/2012 ▼	7,500	7,549

		37,599

U.S. Treasuries – 2.6%
U.S. Treasury Notes
4.625%, 10/31/2011 ▼	1,235	1,279
0.750%, 11/30/2011 ▼	2,000	2,008
1.125%, 12/15/2011 ▼	6,340	6,388
0.875%, 02/29/2012 ▼	7,500	7,543
4.125%, 08/31/2012 ▼	3,760	3,985

		21,203

Total U.S. Government & Agency Securities
(Cost $58,142)		58,802

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 6.3%
Adjustable Rate Δ – 1.4%
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.811%, 02/25/2048 ■	4,834	4,842
Federal National Mortgage Association
Series 2003-25, Class FN
0.711%, 04/25/2018	3,675	3,705
Series 2004-90, Class GF
0.561%, 11/25/2034	2,809	2,811

		11,358

Fixed Rate – 4.9%
FDIC Structured Sale Guaranteed Notes
Series A1
0.690%, 10/25/2011 ■ ¤	2,000	1,989
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	2,640	2,670
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	23	25
Series 2629, Class BO
3.250%, 03/15/2018	2,692	2,775
Series 2763, Class TA
4.000%, 03/15/2011	531	532
Series 2780, Class QC
4.500%, 03/15/2017	957	966
Series 2795, Class CL
4.500%, 07/15/2017	2,676	2,736
Series 2843, Class BH
4.000%, 01/15/2018	2,486	2,549
Series 3555, Class DA
4.000%, 12/15/2014	2,445	2,529
Series 3555, Class EA
4.000%, 12/15/2014	993	1,027
Series 3591, Class NA
1.250%, 10/15/2012	2,092	2,104
Federal National Mortgage Association
Series 1992-150, Class MA
5.500%, 09/25/2022	58	65
Series 2002-83, Class MD
5.000%, 09/25/2016	973	990
Series 2003-122, Class AJ
4.500%, 02/25/2028	4,229	4,380
Series 2003-68, Class QP
3.000%, 07/25/2022	2,359	2,403
Series 2004-90, Class GA
4.350%, 03/25/2034	1,756	1,838
Series 2010-M1, Class A1
3.305%, 06/25/2019	2,112	2,176
Series 2010-M6, Class A1
2.210%, 09/25/2020	1,979	1,915
FHLMC Structured Pass-Through Securities
Series T-45, Class A4
4.520%, 08/27/2012	4,189	4,360
Government National Mortgage Association
Series 2003-85, Class ZL
5.500%, 06/20/2028	2,617	2,718

		40,747

Total Collateralized Mortgage Obligation –
U.S. Government Agency Mortgage-Backed Security
(Cost $51,727)		52,105

Collateralized Mortgage Obligation-Private Mortgage-Backed Securities – 3.4%
Adjustable Rate Δ – 1.8%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.461%, 05/17/2011 ■ ¬	3,640	3,635
Countrywide Home Loans
Series 2004-2, Class 2A1
4.974%, 02/25/2034	291	289
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
4.025%, 01/25/2035 ¥	1,937	310
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.833%, 03/25/2035	468	399
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.962%, 01/25/2037	432	54
Master Adjustable Rate Mortgages Trust
Series 2003-5, Class 4A1
2.274%, 11/25/2033	1,729	1,473
NCUA Guaranteed Notes
Series 2010-R3, Class 2A
0.821%, 12/08/2020	6,460	6,452
Sequoia Mortgage Trust
Series 2007-1, Class 2A1
5.238%, 02/20/2047	668	540
Structured Mortgage Loan Trust
Series 2004-11, Class A
2.789%, 08/25/2034	179	163
Washington Mutual
Series 2007-HY2, Class 3A2
5.775%, 09/25/2036	664	107
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, Class 2A3
5.850%, 10/25/2036	1,898	1,526

		14,948

58   Nuveen Investments

Short Term Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Fixed Rate – 1.6%
Countrywide Alternative Loan Trust
Series 2006-19CB, Class A15
6.000%, 08/25/2036	$1,260	$1,134
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	1,017	968
Series 2010-1, Class A
4.250%, 07/25/2040 ■	1,478	1,491
Master Alternative Loans Trust
Series 2004-13, Class 10A1
8.000%, 01/25/2035	438	391
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A
4.000%, 07/25/2060 ■	2,551	2,551
NCUA Guaranteed Notes
Series 2010-R1, Class 2A
1.840%, 10/07/2020	3,246	3,213
Thornburg Mortgage Securities Trust
Series 2007-4, Class 3A1
6.178%, 09/25/2037	1,602	1,556
Wells Fargo Mortgage Backed Securities Trust
Series 2006-3, Class A1
5.500%, 03/25/2036	537	534
Series 2007-2, Class 1A8
5.750%, 03/25/2037	1,428	1,314

		13,152

Total Collateralized Mortgage Obligation –
Private Mortgage-Backed Securities
(Cost $30,444)		28,100

Municipal Bond – 0.8%
Louisiana Local Government Environmental Facilities, Community Development Authority
Series A1
1.520% 02/01/2018
(Cost $6,284)	6,285	6,296

Short-Term Investments – 2.5%
Money Market Fund – 2.3%
First American Prime Obligations Fund, Class Z
0.084% Å Ω	19,228,332	19,228

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bills ☐
0.117%, 02/10/2011	$1,005	1,005
0.134%, 04/07/2011	550	550
0.144%, 05/05/2011	350	350

		1,905

Total Short-Term Investments
(Cost $21,133)		21,133

Investment Purchased with Proceeds from Securities Lending – 10.1%
Mount Vernon Securities Lending Prime Portfolio
0.292% Ω †
(Cost $84,294)	84,294,243	84,294

Total Investments – 109.6%
(Cost $895,060)		909,083

Other Assets and Liabilities, Net – (9.6)%		(79,775)

Total Net Assets – 100.0%		$829,308

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and
Short Term Bond Fund (continued)

may be sold only to dealers in that program or other “qualified institutional buyers.”

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $82,544 at December 31, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of December 31, 2010, the fair value of foreign securities was $96,724 or 11.7% of total net assets.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

¥	Security considered illiquid.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of December 31, 2010.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of December 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	March 2011	164	$35,901	$(65)
U.S. Treasury 5 Year Note Futures	March 2011	(859)	(101,120)	1,615
U.S. Treasury 10 Year Note Futures	March 2011	(108)	(13,007)	412
U.S. Treasury Long Bond Futures	March 2011	(17)	(2,076)	79

				$2,041

Credit Default Swap Contracts

Credit Default Swaps on Credit Indices

Sell Protection1

	Reference	Receive	Expiration	Notional	Unrealized
Counterparty	Index	Fixed Rate	Date	Amount[2]	Appreciation

JPMorgan	Markit CDX NA HY 15 Index	5.000%	12/20/2015	$7,900	$197
UBS	Markit CDX NA HY 15 Index	5.000	12/20/2015	7,900	270

					$467

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Nuveen Investments   59

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Short Term Bond Fund (concluded)

Interest Rate Swap Contracts

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$24,000	$(198)
JPMorgan Chase	3-Month LIBOR	Receive	3.858	01/19/2020	4,000	(271)
UBS	3-Month LIBOR	Receive	1.358	09/25/2011	11,000	(116)
UBS	3-Month LIBOR	Receive	1.133	03/25/2012	16,000	(174)
UBS	3-Month LIBOR	Receive	1.048	06/25/2012	18,000	(132)
UBS	3-Month LIBOR	Receive	3.001	08/03/2014	4,000	(251)

						$(1,142)

See accompanying notes to financial statements.

60   Nuveen Investments

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Nuveen Total Return Bond Fund (“Total Return Bond Fund”)
(formerly known as First American Total Return Bond Fund)
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 59.5%
Banking – 7.6%
Ally Financial
7.500%, 09/15/2020 ■ ▼	$910	$954
Bank of America
5.875%, 01/05/2021 ▼	5,815	6,016
8.000%, 12/29/2049 ▼ Δ	1,815	1,829
Citigroup
5.375%, 08/09/2020 ▼	1,300	1,351
6.125%, 08/25/2036	2,765	2,649
6.875%, 03/05/2038 ▼	2,550	2,829
Citigroup Capital XXI
8.300%, 12/21/2077 ▼ Δ	2,735	2,844
HSBC Holdings
6.800%, 06/01/2038 ¬	1,910	2,065
JPMorgan Chase
4.400%, 07/22/2020	2,770	2,726
5.500%, 10/15/2040 ▼	2,420	2,474
Series 1
7.900%, 04/29/2049 Δ	1,970	2,094
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2066 ▼ Δ	3,670	3,692
Key Bank
7.413%, 05/06/2015	1,485	1,647
KeyCorp
Series MTN
3.750%, 08/13/2015 ▼	2,710	2,719
Royal Bank of Scotland
6.400%, 10/21/2019 ▼ ¬	2,100	2,113
Sovereign Bank
8.750%, 05/30/2018	2,350	2,563
UBS
4.875%, 08/04/2020 ¬	2,410	2,452
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	1,615	1,550
Wells Fargo
Series K
7.980%, 03/29/2049 ▼ Δ	3,270	3,450
Wells Fargo Bank
5.950%, 08/26/2036 ▼	710	726
Wells Fargo Capital X
5.950%, 12/15/2086 Δ	1,230	1,187
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 ▼ Δ	2,090	2,161

		52,091

Basic Industry – 5.7%
Alrosa Finance
7.750%, 11/03/2020 ■ ▼ ¬	1,015	1,064
Arcelormittal
7.000%, 10/15/2039 ¬	3,065	3,181
Cliffs Natural Resources
4.800%, 10/01/2020	2,725	2,663
Dow Chemical
4.250%, 11/15/2020 ▼	1,885	1,806
FMG Resources
7.000%, 11/01/2015 ■ ¬	1,300	1,332
Hidili Industry International Development
8.625%, 11/04/2015 ■ ¬	425	422
Incitec Pivot Finance
6.000%, 12/10/2019 ■	1,915	1,961
International Paper
8.700%, 06/15/2038	1,680	2,119
Inversiones
6.125%, 11/05/2019 ■ ¬	1,280	1,362
Lyondell Chemical
11.000%, 05/01/2018	1,350	1,529
Metinvest
10.250%, 05/20/2015 ■ ¬	1,255	1,336
Newmont Mining
6.250%, 10/01/2039	4,125	4,485
Plum Creek Timberlands
4.700%, 03/15/2021	3,050	2,903
Reynolds Group Issuer
7.125%, 04/15/2019 ■	1,500	1,526
Rhodia
6.875%, 09/15/2020 ■ ¬	1,500	1,521
Rio Tinto Finance U.S.A.
7.125%, 07/15/2028 ▼ ¬	1,625	1,994
Sinochem Overseas Capital
4.500%, 11/12/2020 ■ ▼ ¬	750	739
Southern Copper
7.500%, 07/27/2035	1,265	1,404
Teck Cominco Limited
6.125%, 10/01/2035 ¬	1,575	1,696
Vale Overseas
6.875%, 11/10/2039 ¬	1,990	2,199
Vedanta Resources
9.500%, 07/18/2018 ■ ▼ ¬	1,575	1,723

		38,965

Brokerage – 3.7%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	2,740	2,322
Goldman Sachs Group
6.000%, 06/15/2020 ▼	10,605	11,460
Merrill Lynch
6.050%, 05/16/2016	5,235	5,394
Morgan Stanley
7.300%, 05/13/2019 ▼	2,640	2,972
5.500%, 07/24/2020	3,250	3,283

		25,431

Capital Goods – 1.3%
Abengoa Finance
8.875%, 11/01/2017 ■ ▼ ¬	1,150	1,064
GE Capital Trust I
6.375%, 11/15/2067 Δ	3,600	3,555
L-3 Communications
Series B
6.375%, 10/15/2015	1,680	1,730
Martin Marietta Material
6.600%, 04/15/2018	850	914
United Rentals
9.250%, 12/15/2019 ▼	1,455	1,619

		8,882

Communications – 4.5%
American Tower
5.050%, 09/01/2020	2,195	2,159
AT&T
6.550%, 02/15/2039 ▼	1,510	1,644
British Sky Broadcasting
6.100%, 02/15/2018 ■ ¬	1,975	2,203
CBS
5.750%, 04/15/2020 ▼	1,190	1,265
Comcast
6.400%, 05/15/2038	1,630	1,742
Digicel Group
10.500%, 04/15/2018 ■ ▼ ¬	1,500	1,650
DirecTV Holdings
5.200%, 03/15/2020	4,195	4,349
Embarq
7.082%, 06/01/2016	1,545	1,709

Nuveen Investments   61

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Frontier Communications
8.500%, 04/15/2020 ▼	$1,355	$1,480
NBC Universal
4.375%, 04/01/2021 ■	2,515	2,441
News America
6.650%, 11/15/2037	1,600	1,772
Sinclair Television Group
9.250%, 11/01/2017 ■	1,215	1,315
Sprint Nextel
6.000%, 12/01/2016	1,200	1,159
TCM Sub
3.550%, 01/15/2015 ■ ▼	870	888
Telecom Italia Capital
7.175%, 06/18/2019 ▼ ¬	2,250	2,407
Time Warner Cable
5.875%, 11/15/2040	1,515	1,499
Verizon Communications
6.900%, 04/15/2038 ▼	915	1,067

		30,749

Consumer Cyclical – 2.3%
Ford Motor Credit
6.625%, 08/15/2017	1,425	1,498
Giti Tire
12.250%, 01/26/2012 ¬	1,000	989
Goodyear Tire & Rubber
10.500%, 05/15/2016 ▼	1,275	1,454
Ingram Micro
5.250%, 09/01/2017	1,090	1,103
J.C. Penney
5.650%, 06/01/2020	1,425	1,365
Navistar International
8.250%, 11/01/2021 ▼	1,575	1,693
R.R. Donnelley & Sons
7.625%, 06/15/2020 ▼	1,070	1,146
Time Warner
6.100%, 07/15/2040	1,750	1,836
Viacom
6.875%, 04/30/2036 ▼	1,975	2,266
Whirlpool
Series MTN
5.500%, 03/01/2013	2,360	2,506

		15,856

Consumer Non Cyclical – 3.0%
Altria Group
9.950%, 11/10/2038 ▼	2,720	3,833
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039 ■ ▼	1,525	2,069
CVS Caremark
6.302%, 06/01/2062 Δ	1,810	1,744
HCA Holdings
7.750%, 05/15/2021 ■ ▼	1,125	1,125
JBS Finance II
8.250%, 01/29/2018 ■ ¬	1,175	1,181
Kraft Foods
6.500%, 08/11/2017	1,235	1,438
Lorillard Tobacco
8.125%, 06/23/2019	1,590	1,769
MHP
10.250%, 04/29/2015 ■ ¬	1,225	1,291
Mylan
7.875%, 07/15/2020 ■	1,025	1,104
Pilgrim’s Pride
7.875%, 12/15/2018 ■	990	985
UnitedHealth Group
6.875%, 02/15/2038 ▼	1,395	1,624
Valeant Pharmaceuticals
6.875%, 12/01/2018 ■ ▼ ¬	2,330	2,313

		20,476

Electric – 1.8%
Calpine
7.875%, 07/31/2020 ■	1,315	1,331
Constellation Energy Group
5.150%, 12/01/2020	2,010	1,979
FirstEnergy Solutions
6.050%, 08/15/2021	2,000	2,054
Majapahit Holding
7.750%, 10/17/2016 ■ ¬	1,850	2,137
MidAmerican Energy Holdings
6.125%, 04/01/2036 ▼	2,630	2,841
Ohio Power
Series K
6.000%, 06/01/2016	1,685	1,897

		12,239

Energy – 4.7%
Amerada Hess
7.125%, 03/15/2033	1,950	2,317
Anadarko Petroleum
6.375%, 09/15/2017 ▼	1,140	1,242
6.200%, 03/15/2040 ▼	1,675	1,635
Canadian Oil Sands
7.750%, 05/15/2019 ■ ¬	1,700	2,009
Carrizo Oil & Gas
8.625%, 10/15/2018 ■	1,150	1,185
Cloud Peak Energy
8.250%, 12/15/2017 ▼	1,270	1,364
Diamond Offshore Drilling
5.700%, 10/15/2039	1,775	1,762
Headwaters
11.375%, 11/01/2014	900	984
Linn Energy
8.625%, 04/15/2020 ■	1,310	1,412
Lukoil International Finance
6.125%, 11/09/2020 ■ ¬	2,625	2,628
Nabors Industries
5.000%, 09/15/2020 ■ ▼	1,590	1,542
Nexen
6.400%, 05/15/2037 ¬	2,240	2,170
Petrobras International Finance
6.875%, 01/20/2040 ¬	1,770	1,859
Petro-Canada
6.800%, 05/15/2038 ¬	1,275	1,452
Petroplus Finance
9.375%, 09/15/2019 ■ ▼ ¬	1,465	1,355
Pride International
8.500%, 06/15/2019	725	825
Seadrill
6.500%, 10/05/2015	1,600	1,556
Valero Energy
6.125%, 02/01/2020	2,200	2,337
Weatherford International
7.000%, 03/15/2038 ¬	1,950	2,092

		31,726

Finance – 5.2%
Anglogold Holdings
6.500%, 04/15/2040 ¬	2,275	2,326
Capital One Bank
8.800%, 07/15/2019	2,810	3,457
Capital One Capital III
7.686%, 08/15/2036 Δ	1,485	1,485

62   Nuveen Investments

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Capital One Financial
6.150%, 09/01/2016	$2,265	$2,452
Countrywide Financial
6.250%, 05/15/2016	2,885	2,959
Credit Acceptance
9.125%, 02/01/2017 ■	1,325	1,391
Discover Financial Services
10.250%, 07/15/2019	1,975	2,451
General Electric Capital
Series MTN
6.875%, 01/10/2039 ▼	4,705	5,437
International Lease Finance
8.875%, 09/01/2017 ▼	985	1,063
8.250%, 12/15/2020	2,310	2,379
Janus Capital Group
6.700%, 06/15/2017 ▼ Δ	1,700	1,771
National Money Mart
10.375%, 12/15/2016 ▼ ¬	1,250	1,350
Rockies Express Pipeline
5.625%, 04/15/2020 ■	1,625	1,571
RSHB Capital
7.750%, 05/29/2018 ■ ¬	2,120	2,295
Transcapitalinvest
5.670%, 03/05/2014 ■ ¬	2,670	2,831

		35,218

Insurance – 4.7%
Aflac
6.450%, 08/15/2040 ▼	2,185	2,238
Allied World Assurance
7.500%, 08/01/2016 ¬	2,510	2,779
Genworth Financial
Series MTN
6.515%, 05/22/2018	2,640	2,683
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	3,535	3,684
Liberty Mutual Group
7.000%, 03/15/2037 ■ ▼ Δ	1,705	1,532
Lincoln National
8.750%, 07/01/2019	2,395	2,996
6.050%, 04/20/2067 Δ	1,620	1,494
MetLife
6.750%, 06/01/2016	1,600	1,856
MetLife Capital Trust IV
7.875%, 12/15/2067 ■ Δ	2,220	2,348
Pacific Life Insurance
6.000%, 02/10/2020 ■ ▼	840	883
Prudential Financial
5.500%, 03/15/2016	1,650	1,766
7.375%, 06/15/2019	2,100	2,476
5.900%, 03/17/2036	1,555	1,577
Unum Group
5.625%, 09/15/2020 ▼	1,830	1,837
ZFS Finance USA Trust V
6.500%, 05/09/2067 ■ Δ	1,860	1,813

		31,962

Natural Gas – 1.1%
Energy Transfer Equity
7.500%, 10/15/2020	1,335	1,375
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038	1,920	2,087
NGPL Pipeco
7.119%, 12/15/2017 ■	1,585	1,735
Southern Union
7.200%, 11/01/2066 Δ	545	502
Transocean
6.000%, 03/15/2018 ▼ ¬	1,595	1,675

		7,374

Real Estate – 2.6%
Boston Properties
4.125%, 05/15/2021	3,050	2,892
Central China Real Estate
12.250%, 10/20/2015 ■ ¬	825	896
Country Garden Holding
11.750%, 09/10/2014 ■ ¬	1,710	1,890
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	1,725	1,858
Prologis – REIT
6.875%, 03/15/2020	3,080	3,270
Shimao Property Holdings
8.000%, 12/01/2016 ■ ¬	620	612
Sigma Capital
9.000%, 04/30/2015 ¬	1,029	1,094
Simon Property Group – REIT
5.650%, 02/01/2020 ▼	1,825	1,974
Vornado Realty – REIT
4.250%, 04/01/2015	2,975	3,003

		17,489

Sovereign – 8.3%
Australian Government
5.750%, 04/15/2012 ¬	AUD 7,010	7,240
4.500%, 04/15/2020 ¬	AUD 7,350	6,963
Canadian Government
1.500%, 03/01/2012 ¬	CAD 7,200	7,245
3.750%, 06/01/2019 ¬	CAD 7,000	7,419
Norwegian Government
6.000%, 05/16/2011 ¬	NOK 21,000	3,647
6.500%, 05/15/2013 ¬	NOK 14,500	2,710
Republic of Argentina
8.750%, 06/02/2017 ¬	$1,150	1,184
Republic of Germany
2.250%, 04/10/2015 ¬	EUR 11,000	15,037
Republic of Indonesia
5.875%, 03/13/2020 ■ ▼ ¬	$1,730	1,899
Ukraine Government
7.750%, 09/23/2020 ■ ▼ ¬	1,250	1,272
United Mexican States
5.750%, 10/12/2110 ¬	2,200	1,952

		56,568

Technology – 0.5%
Avnet
5.875%, 06/15/2020	845	848
CDW LLC/CDW Finance
8.000%, 12/15/2018 ■ ▼	1,100	1,122
Seagate
6.875%, 05/01/2020 ■ ¬	1,360	1,299

		3,269

Transportation – 2.5%
Air Canada
9.250%, 08/01/2015 ■ ▼ ¬	1,105	1,160
America West Air
Series 2000-1
8.057%, 01/02/2022 ▼	1,308	1,383
Avis Budget Car Rental
7.750%, 05/15/2016	1,450	1,479
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	2,059	2,060

Nuveen Investments   63

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Hapag-Lloyd
9.750%, 10/15/2017 ■ ¬	$1,250	$1,353
Hertz
8.875%, 01/01/2014	1,750	1,789
7.375%, 01/15/2021 ■ ▼	900	909
Martin Midstream Partners
8.875%, 04/01/2018	1,350	1,391
Navios Maritime Acquisition
8.625%, 11/01/2017 ■ ¬	1,350	1,380
Northwest Airlines
Series 2007-1, Class A
7.027%, 11/01/2019	1,080	1,101
United Airlines
Series 2007-1, Class A
6.636%, 01/02/2024	1,303	1,307
Series 2009-1
10.400%, 05/01/2018	1,416	1,636

		16,948

Total Corporate Bonds
(Cost $380,898)		405,243

U.S. Government Agency Mortgage-Backed Securities – 18.2%
Adjustable Rate Δ – 1.1%
Federal Home Loan Mortgage Corporation Pool
2.958%, 10/01/2029, # 1L0117	665	667
2.510%, 07/01/2030, # 847240	598	624
2.409%, 05/01/2033, # 847411	435	452
5.808%, 07/01/2036, # 1K1238	1,394	1,466
2.834%, 05/01/2038, # 84-8289	3,112	3,248
Federal National Mortgage Association Pool
2.384%, 09/01/2033, # 725553	247	258
2.508%, 01/01/2035, # 745548	624	651

		7,366

Fixed Rate – 17.1%
Federal Home Loan Mortgage Corporation Pool
6.500%, 07/01/2031, # A17212	1,207	1,357
7.000%, 08/01/2037, # H09059	653	735
Federal National Mortgage Association Pool
5.500%, 02/01/2025, # 255628	1,355	1,464
5.500%, 10/01/2025, # 255956	4,847	5,215
6.000%, 04/01/2032, # 745101	425	458
5.500%, 06/01/2033, # 843435	576	620
5.000%, 11/01/2033, # 725027	4,661	4,930
5.000%, 03/01/2034, # 725205	698	739
5.000%, 03/01/2034, # 725250	604	639
6.000%, 03/01/2034, # 745324	904	995
5.500%, 09/01/2034, # 725773	995	1,071
6.500%, 04/01/2036, # 831377	777	870
6.500%, 04/01/2036, # 852909	393	440
6.500%, 08/01/2036, # 893318	977	1,095
6.500%, 09/01/2036, # 897129	1,991	2,231
5.500%, 04/01/2037, # 918883	934	1,000
6.000%, 06/01/2037, # 944340	986	1,072
6.000%, 09/01/2037, # 256890	1,167	1,263
5.500%, 05/01/2038, # 889618	1	1
5.500%, 07/01/2038, # 985344	2	2
6.000%, 08/01/2038, # 257307	1,424	1,550
5.500%, 11/01/2038, # AA0005	3,967	4,247
5.500%, 12/01/2038, # AA0889	3,833	4,103
4.500%, 09/01/2039, # AC1877	5,101	5,241
6.000%, 09/01/2039, # AD0205	4,396	4,783
4.500%, 12/01/2039, # 932323	5,899	6,062
5.500%, 01/15/2040 «	6,300	6,740
4.000%, 11/01/2040, # MA0583	10,446	10,402
4.000%, 12/01/2040, # AB1959	5,237	5,215
4.000%, 01/15/2041 «	13,770	13,697
4.500%, 01/15/2041 «	27,420	28,144

		116,381

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $121,384)		123,747

Commercial Mortgage-Backed Securities – 9.4%
Americold Trust
Series 2010-ARTA, Class C
6.811%, 01/14/2029 ■	3,470	3,463
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	3,325	3,552
Series 2007-T28, Class D
5.988%, 09/11/2042 ■ ¥ Δ	1,780	776
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.222%, 07/15/2044 Δ	2,440	2,626
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	1,360	1,398
Series 2007-CD5, Class A4
5.886%, 11/15/2044 Δ	5,650	6,029
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	1,805	1,813
Extended Stay America Trust
Series 2010-ESHA, Class C
4.860%, 11/05/2027 ■	3,630	3,558
Greenwich Capital Commercial Funding
Series 2005-GG5, Class A2
5.117%, 04/10/2037	2,944	2,967
GS Mortgage Securities II
Series 2006-GG6, Class A2
5.506%, 04/10/2038	2,920	2,935
Series 2006-GG8, Class A4
5.560%, 11/10/2039	3,135	3,325
JPMorgan Chase Commercial Mortgage Securities
Series 2007-CB18, Class A4
5.440%, 06/12/2047	3,215	3,369
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,125	4,226
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	4,000	4,159
Series 2005-C7, Class A2
5.103%, 11/15/2030	1,593	1,594
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.690%, 02/12/2051	5,540	5,783
Morgan Stanley Capital I
Series 2003-IQ6, Class A4
4.970%, 12/15/2041	5,112	5,447
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	4,025	4,265
OBP Depositor Trust
Series 2010-OBP, Class A
4.646%, 07/15/2045 ■	2,880	2,939
Total Commercial Mortgage-Backed Securities

(Cost $61,329)		64,224

64   Nuveen Investments

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Asset-Backed Securities – 5.6%
Automotive – 1.2%
Fifth Third Auto Trust
Series 2008-1, Class A4A
4.810%, 01/15/2013	$2,319	$2,361
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013 Δ	5,650	5,656

		8,017

Credit Cards – 2.4%
Capital One Multi-Asset Execution Trust
Series 2008-A5, Class A5
4.850%, 02/18/2014	4,515	4,571
Chase Issuance Trust
Series 2009-A2, Class A2
1.780%, 04/15/2014 Δ	3,195	3,248
Citibank Credit Card Issuance Trust
Series 2009-A1, Class A1
2.010%, 03/15/2014 Δ	3,270	3,328
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,655	4,147
Discover Card Master Trust I
Series 2005-4, Class B1
0.510%, 06/18/2013 Δ	790	790

		16,084

Home Equity – 1.3%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
8.272%, 07/20/2031 ■ Δ ¥	112	104
RBSSP Resecuritization Trust
Series 2010-11, Class 2A1
0.431%, 03/26/2037 ■ Δ	2,872	2,744
Series 2010-4, Class 1A1
0.371%, 03/26/2036 ■ Δ	3,992	3,711
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035 Δ	2,495	2,219

		8,778

Manufactured Housing – 0.2%
Green Tree Financial
Series 1996-8, Class A7
8.050%, 10/15/2027 Δ	121	128
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	1,198	1,225
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	11	11

		1,364

Other – 0.5%
Henderson Receivables
Series 2010-3A, Class A
3.820%, 12/15/2048 ■ Δ	2,021	1,937
Ocwen Advance Receivables Backed Notes
Series 2009-3A, Class A
4.140%, 07/15/2023 ■	1,745	1,754

		3,691

Total Asset-Backed Securities
(Cost $36,416)		37,934

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 3.1%
Adjustable Rate Δ – 1.2%
Countrywide Home Loans
Series 2004-2, Class 2A1
4.986%, 02/25/2034	799	793
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.806%, 02/25/2048 ■	3,969	3,975
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
4.823%, 01/25/2035 ¥	1,981	317
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.821%, 03/25/2035	538	459
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.541%, 04/25/2047	1,993	1,504
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.962%, 01/25/2037	1,541	193
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
2.995%, 10/20/2035	828	648

		7,889

Fixed Rate – 1.9%
Bank of America Alternative Loan Trust
Series 2007-1, Class 2A2
6.456%, 04/25/2037 ¥	2,078	495
Countrywide Alternative Loan Trust
Series 2004-24CB, Class 2A1
5.000%, 11/25/2019	902	932
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,176	1,059
GMAC Mortgage Corporation Loan Trust
Series 2010-1, Class A
4.250%, 07/25/2040 ■	1,423	1,436
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.815%, 03/25/2043 ¥	2,531	1,774
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.742%, 05/25/2035 ¥	2,120	1,228
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	2,234	1,969
Lehman Mortgage Trust
Series 2008-6, Class 1A1
6.183%, 07/25/2047	2,217	2,114
Residential Accredit Loans
Series 2005-QS12, Class A7
5.500%, 08/25/2035	1,205	1,129
Washington Mutual Mortgage Pass-Through Certificates
Series 2004-RA3, Class 2A
6.395%, 08/25/2038	1,082	1,118

		13,254

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $27,696)		21,143

Nuveen Investments   65

Schedule of Investments  December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

U.S. Government & Agency Securities – 2.1%
U.S. Treasuries – 2.1%
U.S. Treasury Bond
3.875%, 08/15/2040	$1,075	$990
U.S. Treasury Note
1.250%, 07/15/2020	13,283	13,601

Total U.S. Government & Agency Securities
(Cost $15,280)		14,591

Preferred Stocks – 0.5%
Banking – 0.2%
Bank of America
Series MER	9,000	233
Bank of America
Series 5 ▼	5,000	89
Goldman Sachs Group
Series A	43,000	904

		1,226

Insurance – 0.3%
Aspen Insurance Holdings
Series A ¬	84,500	2,045

Sovereign – 0.0%
Fannie Mae
Series S	217,000	121

Total Preferred Stocks
(Cost $8,364)		3,392

Closed-End Funds – 0.2%
Blackrock Credit Allocation Income Trust	36,000	436
Highland Credit Strategies Fund	23,000	174
ING Clarion Global Real Estate Income Fund	40,000	310
Pimco Income Strategy Fund	2,000	23
Pioneer Diversified High Income Trust	16,000	323

Total Closed-End Funds
(Cost $1,197)		1,266

Convertible Security – 0.1%
Chesapeake Energy
Series 2005B
(Cost $621)	7,300	675

Municipal Bond – 0.1%
Provincia De Cordoba
12.375% 08/17/2017 ■ ¬
(Cost $566)	$550	572

Short-Term Investments – 7.6%
Money Market Fund – 7.3%
First American Prime Obligations Fund, Class Z
0.084% Å Ω	49,959,912	$49,960

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.114%, 02/10/2011	$1,190	1,190
0.134%, 04/07/2011	545	545

		1,735

Total Short-Term Investments
(Cost $51,695)		51,695

Investment Purchased with Proceeds from Securities Lending – 10.9%
Mount Vernon Securities Lending Prime Portfolio
0.292% Ω †
(Cost $73,879)	73,879,052	73,879

Total Investments – 117.3%
(Cost $779,325)		798,361

Other Assets and Liabilities, Net – (17.3)%		(117,643)

Total Net Assets – 100.0%		$680,718

>	Securities are valued in accordance with procedures described in note 1 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

▼	This security or a portion of this security is out on loan at December 31, 2010. Total loaned securities had a fair value of $72,463 at December 31, 2010.

Δ	Variable Rate Security – The rate shown is the rate in effect as of December 31, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of December 31, 2010, the fair value of foreign securities was $136,124 or 20.0% of total net assets.

«	Security purchased on a when-issued/delayed delivery basis.

¥	Security considered illiquid.

Å	Investment in affiliated security.

Ω	The rate shown is the annualized seven-day effective yield as of December 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of December 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

REIT –	Real Estate Investment Trust

66   Nuveen Investments

Total Return Bond Fund (concluded)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

90 Day Eurodollar Futures	March 2013	216	$211,540	$(3)
Mexican Peso Currency Futures	March 2011	183	7,373	69
U.S. Treasury 5 Year Note Futures	March 2011	(60)	(7,063)	(2)
U.S. Treasury 10 Year Note Futures	March 2011	(193)	(23,244)	(171)
U.S. Treasury Long Bond Futures	March 2011	(180)	(21,983)	520

				$413

Schedule of Open Forward Foreign Currency Exchange Contracts

In
Currency	Amount	Exchange	Amount
Contracts to	(Local	For	(Local	Settlement	Unrealized
Deliver	Currency)	Currency	Currency)	Date	Depreciation

Euro	11,400	U.S. Dollar	15,084	01/14/2011	$(150)

Total Return Bond Fund (concluded)

Credit Default Swap Contracts

Credit Default Swaps on Credit Indices
Sell Protection1

	Reference	Receive	Expiration	Notional	Unrealized
Counterparty	Index	Fixed Rate	Date	Amount[2]	Appreciation

JPMorgan Chase	Markit CDX NA HY 15	5.000%	12/20/2015	$17,300	$360

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Contracts

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	2.056%	07/01/2015	$41,000	$(558)

See accompanying notes to financial statements.

Nuveen Investments   67

Total Return Bond Fund (concluded)

Statements of Assets and Liabilities	December 31, 2010 (unaudited), all dollars and shares are rounded to thousands (000), except for per share data

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Unaffiliated investments, at cost	$1,126,359	$459,635	$192,964
Affiliated money market fund, at cost(a)	45,495	16,167	3,508
Affiliated investment purchased with proceeds from securities lending, at cost(a)	150,792	117,338	10,188

ASSETS:
Unaffiliated investments, at fair value*	$1,169,530	$471,352	$198,993
Affiliated money market fund, at fair value(a)	45,495	16,167	3,508
Affiliated investment purchased with proceeds from securities lending, at fair value(a)	150,792	117,338	10,188
Cash	49	337	—
Receivables:
Dividends and interest	10,694	9,361	1,640
Investments sold	12,367	455	—
Fund shares sold	94	488	417
Variation margin on futures contracts	—	—	14
Credit default swap premiums paid	—	—	—
Unrealized appreciation on credit default swaps	—	—	—
Other assets	28	27	39

Total assets	1,389,049	615,525	214,799

LIABILITIES:
Bank overdraft	—	—	3
Unrealized depreciation on interest rate swaps	2,664	—	320
Unrealized depreciation on forward foreign currency exchange contracts	—	—	18
Payables:
Dividends	2,557	2,551	157
Return of securities loaned	150,792	117,338	10,188
Investments purchased	55,318	1,172	—
Fund shares redeemed	1,059	475	43
Variation margin on futures contracts	434	—	—
To affiliates	709	342	92
Distribution and shareholder servicing fees	25	15	8
Other liabilities	12	12	13

Total liabilities	213,570	121,905	10,842

Net assets	$1,175,479	$493,620	$203,957

COMPOSITION OF NET ASSETS:
Capital paid-in	1,171,549	492,787	212,134
Undistributed (Over-distribution of) net investment income	2,603	132	356
Accumulated net realized gain (loss)	(39,918)	(10,919)	(14,264)
Net unrealized appreciation (depreciation)	41,245	11,620	5,731

Net assets	$1,175,479	$493,620	$203,957

* Including securities loaned, at fair value	$148,043	$114,657	$9,237

(a)	Effective January 1, 2011, this investment is no longer affiliated.

See accompanying notes to financial statements.

68   Nuveen Investments

Total Return Bond Fund (concluded)

Intermediate
Government	Intermediate Term	Short Term	Total Return
Bond Fund	Bond Fund	Bond Fund	Bond Fund

$116,713	$714,778	$791,538	$655,486
2,226	11,567	19,228	49,960
18,108	109,487	84,294	73,879

$119,395	$744,967	$805,561	$674,522
2,226	11,567	19,228	49,960
18,108	109,487	84,294	73,879
—	2	183	—

854	6,934	6,019	7,064
56	89	190	71
32	165	892	320
61	193	—	—
—	—	24	179
—	—	467	360
23	20	27	31

140,755	873,424	916,885	806,386

16	—	—	—
—	1,560	1,142	558
—	—	—	150

228	1,598	1,131	1,738
18,108	109,487	84,294	73,879
—	—	—	48,420
521	143	275	272
—	—	293	211
60	451	417	414
4	3	15	12
17	15	10	14

18,954	113,257	87,577	125,668

$121,801	$760,167	$829,308	$680,718

130,652	746,960	841,502	734,338
(265)	524	471	2,082
(11,069)	(15,005)	(28,054)	(74,826)
2,483	27,688	15,389	19,124

$121,801	$760,167	$829,308	$680,718

$17,789	$107,346	$82,544	$72,463

See accompanying notes to financial statements.

Nuveen Investments   69

Statements of Assets and Liabilities	(Unaudited) continued

Total Return Bond Fund (concluded)

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Class A:
Net assets	$92,096	$31,749	$10,453
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,118	3,551	1,001
Net asset value and redemption price per share	$11.35	$8.94	$10.45
Maximum offering price per share	$11.85	$9.34	$10.91
Class B:(See Note 1)
Net assets	$2,653	$1,541	$—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	236	174	—
Net asset value, offering price, and redemption price per share	$11.24	$8.87	$—
Class C:
Net assets	$3,640	$9,181	$7,143
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	322	1,032	690
Net asset value per share	$11.30	$8.90	$10.35
Class R:(See Note 1)
Net assets	$489	$340	$5
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	43	37	1
Net asset value, offering price, and redemption price per share	$11.40	$9.11	$10.36
Class Y:(See Note 1)
Net assets	$1,076,601	$450,809	$186,356
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	94,930	50,415	17,810
Net asset value, offering price, and redemption price per share	$11.34	$8.94	$10.46

See accompanying notes to financial statements.

70   Nuveen Investments

Total Return Bond Fund (concluded)

Intermediate
Government	Intermediate Term	Short Term	Total Return
Bond Fund	Bond Fund	Bond Fund	Bond Fund

$17,072	$24,874	$87,948	$33,298
1,950	2,393	8,774	3,144
$8.76	$10.39	$10.02	$10.59
$8.96	$10.63	$10.25	$11.06

$—	$—	$—	$1,343
—	—	—	127
$—	$—	$—	$10.53

$1,736	$—	$4,946	$7,909
198	—	492	752
$8.76	$—	$10.05	$10.52

$490	$—	$—	$1,149
56	—	—	108
$8.75	$—	$—	$10.63

$102,503	$735,293	$736,414	$637,019
11,700	71,030	73,433	60,202
$8.76	$10.35	$10.03	$10.58

See accompanying notes to financial statements.

Nuveen Investments   71

Total Return Bond Fund (concluded)

Statements of Operations	For the six-month period ended December 31, 2010 (unaudited), all dollars are rounded to thousands (000)

			Inflation	Intermediate
	Core	High Income	Protected	Government	Intermediate Term	Short Term	Total Return
	Bond Fund	Bond Fund	Securities Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$30,500	$18,053	$2,055	$2,399	$15,990	$12,215	$17,995
Dividends from unaffiliated investments	—	1,159	29	—	—	—	152
Dividends from affiliated money market fund	25	6	1	—	1	2	26
Less: Foreign taxes withheld	—	(6)	—	—	—	—	—
Securities lending income	76	175	17	11	44	40	33

Total investment income	30,601	19,387	2,102	2,410	16,035	12,257	18,206

EXPENSES:
Investment advisory fees	3,235	1,550	480	417	1,975	1,967	2,157
Administration fees	1,489	521	225	204	910	918	836
Transfer agent fees	105	65	51	56	32	65	61
Custodian fees	32	11	5	4	20	20	18
Professional fees	26	26	26	24	26	26	28
Registration fees	26	26	25	25	17	24	27
Postage and printing fees	26	10	3	4	16	17	13
Directors’ fees	16	16	16	16	16	16	16
Other expenses	13	11	10	10	11	11	12
Distribution and shareholder servicing fees:
Class A	119	38	12	23	33	111	41
Class B (See Note 1)	16	8	—	—	—	—	7
Class C	20	42	37	10	—	20	38
Class R (See Note 1)	1	1	3	1	—	—	2

Total expenses	5,124	2,325	893	794	3,056	3,195	3,256

Less: Fee waivers	(461)	(359)	(267)	(270)	(278)	(760)	(511)
Less: Expense reimbursement from Regulatory Settlement	(102)	—	—	(26)	(15)	—	—

Net expenses	4,561	1,966	626	498	2,763	2,435	2,745

Net investment income	26,040	17,421	1,476	1,912	13,272	9,822	15,461

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) from:
Investments	28,665	12,578	1,510	2,406	9,526	1,875	17,392
Futures contracts	(7,385)	529	(97)	68	(61)	(4,119)	(3,628)
Swaps	(1,084)	—	(99)	—	(685)	(319)	1,875
Options written	—	—	—	—	—	—	49
Forward foreign currency exchange contracts and foreign currency	—	—	(1)	—	—	—	190
Change in net unrealized appreciation (depreciation) of:
Investments	(9,103)	19,350	815	(1,999)	(3,582)	818	2,996
Futures contracts	2,855	(276)	170	(257)	(1,201)	3,361	2,621
Swaps	(125)	—	(8)	—	(68)	397	122
Forward foreign currency exchange contracts and foreign currency	—	—	(13)	—	—	—	(121)

Net realized and unrealized gain (loss)	13,823	32,181	2,277	218	3,929	2,013	21,496

Net increase (decrease) in net assets resulting from operations	$39,863	$49,602	$3,753	$2,130	$17,201	$11,835	$36,957

See accompanying notes to financial statements.

72   Nuveen Investments

Total Return Bond Fund (concluded)

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Nuveen Investments   73

Total Return Bond Fund (concluded)

Statements of Changes in Net Assets	(Unaudited) all dollars are rounded to thousands (000)

					Inflation
	Core		High Income		Protected
	Bond Fund		Bond Fund		Securities Fund

	Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

OPERATIONS:
Net investment income	$26,040	$65,618	$17,421	$27,468	$1,476	$4,972
Net realized gain (loss) from:
Investments	28,665	(1,794)	12,578	23,740	1,510	(418)
Futures contracts	(7,385)	(2,773)	529	52	(97)	811
Swaps	(1,084)	5,671	—	—	(99)	15
Options written	—	—	—	—	—	—
Forward foreign currency exchange contracts and foreign currency	—	(3)	—	—	(1)	3
Change in net unrealized appreciation (depreciation) of:
Investments	(9,103)	157,451	19,350	13,991	815	11,283
Futures contracts	2,855	(967)	(276)	187	170	(138)
Swaps	(125)	(3,764)	—	—	(8)	(169)
Options written	—	—	—	—	—	—
Forward foreign currency exchange contracts and foreign currency	—	—	—	—	(13)	(1)

Net increase (decrease) in net assets resulting from operations	39,863	219,439	49,602	65,438	3,753	16,358

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(1,709)	(4,290)	(1,160)	(2,599)	(78)	(192)
Class B (See Note 1)	(44)	(201)	(58)	(146)	—	—
Class C	(56)	(150)	(292)	(447)	(44)	(107)
Class R (See Note 1)	(8)	(19)	(14)	(24)	(8)	(33)
Class Y (See Note 1)	(22,804)	(61,718)	(15,786)	(24,028)	(1,604)	(3,966)
Accumulated net realized gains:
Class A	—	—	—	—	—	—
Class B (See Note 1)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R (See Note 1)	—	—	—	—	—	—
Class Y (See Note 1)	—	—	—	—	—	—
Return of capital:
Class A	—	—	—	—	—	—
Class B (See Note 1)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R (See Note 1)	—	—	—	—	—	—
Class Y (See Note 1)	—	—	—	—	—	—

Total distributions	(24,621)	(66,378)	(17,310)	(27,244)	(1,734)	(4,298)

[1]	The fund began offering Class C and Class R on October 28, 2009.

[2]	The fund began offering Class C on October 28, 2009.

See accompanying notes to financial statements.

74   Nuveen Investments

Total Return Bond Fund (concluded)

Intermediate
Government		Intermediate Term		Short Term		Total Return
Bond Fund[1]		Bond Fund		Bond Fund[2]		Bond Fund

Six-Months		Six-Months		Six-Months		Six-Months
Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

$1,912	$3,209	$13,272	$33,185	$9,822	$17,985	$15,461	$36,869

2,406	336	9,526	(736)	1,875	(4,660)	17,392	(3,645)
68	321	(61)	2,078	(4,119)	(2,779)	(3,628)	(9,664)
—	—	(685)	402	(319)	514	1,875	6,235
—	—	—	—	—	—	49	1,331
—	—	—	—	—	(1)	190	(503)

(1,999)	4,070	(3,582)	65,457	818	22,925	2,996	95,390
(257)	58	(1,201)	1,416	3,361	(1,139)	2,621	(529)
—	—	(68)	(1,311)	397	(866)	122	(677)
—	—	—	—	—	—	—	(88)
—	—	—	—	—	—	(121)	(7)

2,130	7,994	17,201	100,491	11,835	31,979	36,957	124,712

(215)	(305)	(408)	(1,095)	(926)	(2,624)	(670)	(1,012)
—	—	—	—	—	—	(24)	(75)
(14)	(11)	—	—	(24)	(21)	(126)	(194)
(5)	(5)	—	—	—	—	(16)	(22)
(1,758)	(2,949)	(12,385)	(32,180)	(7,761)	(15,745)	(14,500)	(36,239)

—	(149)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	(1,675)	—	—	—	—	—	—

—	(2)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	(16)	—	—	—	—	—	—

(1,992)	(5,112)	(12,793)	(33,275)	(8,711)	(18,390)	(15,336)	(37,542)

See accompanying notes to financial statements.

Nuveen Investments   75

Statements of Changes in Net Assets	(Unaudited) continued

Total Return Bond Fund (concluded)

					Inflation
	Core		High Income		Protected
	Bond Fund		Bond Fund		Securities Fund

	Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

FUND SHARE TRANSACTIONS:
Class A:
Proceeds from sales	5,992	11,630	6,113	27,146	5,310	4,852
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	1,323	3,320	769	1,743	61	155
Payments for redemptions	(9,675)	(13,714)	(6,980)	(29,443)	(2,912)	(3,026)

Net increase (decrease) in net assets from Class A transactions	(2,360)	1,236	(98)	(554)	2,459	1,981

Class B: (See Note 1)
Proceeds from sales	112	110	70	193	—	—
Reinvestment of distributions	43	186	44	105	—	—
Payments for redemptions	(1,152)	(3,073)	(326)	(1,157)	—	—

Net increase (decrease) in net assets from Class B transactions	(997)	(2,777)	(212)	(859)	—	—

Class C:
Proceeds from sales	479	874	1,957	2,167	2,221	5,477
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	45	125	158	226	36	94
Payments for redemptions	(730)	(1,307)	(518)	(1,236)	(1,882)	(556)

Net increase (decrease) in net assets from Class C transactions	(206)	(308)	1,597	1,157	375	5,015

Class R: (See Note 1)
Proceeds from sales	176	108	78	97	92	137
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	8	19	7	10	8	33
Payments for redemptions	(78)	(201)	(117)	(72)	(1,497)	(197)

Net increase (decrease) in net assets from Class R transactions	106	(74)	(32)	35	(1,397)	(27)

Class Y: (See Note 1)
Proceeds from sales	109,077	224,539	119,101	187,427	46,819	58,004
Fund merger	—	—	—	—	—	—
Reinvestment of distributions	7,386	18,523	1,647	1,804	198	592
Payments for redemptions	(233,378)	(485,332)	(49,213)	(53,873)	(19,398)	(80,351)

Net increase (decrease) in net assets from Class Y transactions	(116,915)	(242,270)	71,535	135,358	27,619	(21,755)

Net increase (decrease) in net assets from fund share transactions	(120,372)	(244,193)	72,790	135,137	29,056	(14,786)

Net increase (decrease) in net assets	(105,130)	(91,132)	105,082	173,331	31,075	(2,726)
Net assets at beginning of period	1,280,609	1,371,741	388,538	215,207	172,882	175,608

Net assets at end of period	$1,175,479	$1,280,609	$493,620	$388,538	$203,957	$172,882

Undistributed (Over-distribution of) net investment income at the end of period	$2,603	$1,184	$132	$21	$356	$614

[1]	The fund began offering Class C and Class R on October 28, 2009.

[2]	The fund began offering Class C on October 28, 2009.

See accompanying notes to financial statements.

76   Nuveen Investments

Total Return Bond Fund (concluded)

Intermediate
Government		Intermediate Term		Short Term		Total Return
Bond Fund[1]		Bond Fund		Bond Fund[2]		Bond Fund

Six-Months		Six-Months		Six-Months		Six-Months
Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

924	3,604	1,385	5,909	12,454	32,250	8,321	16,522
—	13,225	—	—	—	—	—	—
181	407	333	890	724	2,045	458	774
(3,032)	(9,067)	(3,345)	(6,593)	(13,238)	(14,685)	(4,589)	(5,066)

(1,927)	8,169	(1,627)	206	(60)	19,610	4,190	12,230

—	—	—	—	—	—	76	138
—	—	—	—	—	—	22	63
—	—	—	—	—	—	(211)	(735)

—	—	—	—	—	—	(113)	(534)

109	90	—	—	2,687	3,455	1,666	4,120
—	2,023	—	—	—	—	—	—
10	8	—	—	19	17	84	139
(322)	(219)	—	—	(885)	(359)	(801)	(710)

(203)	1,902	—	—	1,821	3,113	949	3,549

69	134	—	—	—	—	582	337
—	874	—	—	—	—	—	—
5	5	—	—	—	—	16	22
(235)	(375)	—	—	—	—	(68)	(484)

(161)	638	—	—	—	—	530	(125)

18,449	32,634	109,902	199,377	312,540	533,108	67,077	151,764
—	81,335	—	—	—	—	—	—
758	2,492	2,980	8,060	1,698	3,684	3,884	9,613
(68,936)	(68,118)	(116,761)	(262,030)	(209,708)	(233,939)	(109,648)	(223,673)

(49,729)	48,343	(3,879)	(54,593)	104,530	302,853	(38,687)	(62,296)

(52,020)	59,052	(5,506)	(54,387)	106,291	325,576	(33,131)	(47,176)

(51,882)	61,934	(1,098)	12,829	109,415	339,165	(11,510)	39,994
173,683	111,749	761,265	748,436	719,893	380,728	692,228	652,234

$121,801	$173,683	$760,167	$761,265	$829,308	$719,893	$680,718	$692,228

$(265)	$(185)	$524	$45	$471	$(640)	$2,082	$1,957

See accompanying notes to financial statements.

Nuveen Investments   77

Total Return Bond Fund (concluded)

Financial Highlights  (Unaudited) For a share outstanding throughout the indicated periods.

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Distributions	Value

Core Bond Fund[1]
Class A
2010[2]	$11.22	$0.22	$0.12	$0.34	$(0.21)	$—	$(0.21)	$11.35
2010[3]	10.04	0.51	1.18	1.69	(0.51)	—	(0.51)	11.22
2009[3]	10.86	0.61	(0.81)	(0.20)	(0.62)	—	(0.62)	10.04
2008[3]	10.79	0.51	0.05	0.56	(0.49)	—	(0.49)	10.86
2007[3]	10.71	0.47	0.09	0.56	(0.48)	—	(0.48)	10.79
2006[4]	11.15	0.33	(0.37)	(0.04)	(0.33)	(0.07)	(0.40)	10.71
2005[5]	11.27	0.40	(0.09)	0.31	(0.42)	(0.01)	(0.43)	11.15
Class B
2010[2]	$11.12	$0.17	$0.11	$0.28	$(0.16)	$—	$(0.16)	$11.24
2010[3]	9.95	0.43	1.17	1.60	(0.43)	—	(0.43)	11.12
2009[3]	10.77	0.54	(0.81)	(0.27)	(0.55)	—	(0.55)	9.95
2008[3]	10.70	0.42	0.06	0.48	(0.41)	—	(0.41)	10.77
2007[3]	10.63	0.38	0.09	0.47	(0.40)	—	(0.40)	10.70
2006[4]	11.07	0.26	(0.36)	(0.10)	(0.27)	(0.07)	(0.34)	10.63
2005[5]	11.19	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.07
Class C
2010[2]	$11.18	$0.17	$0.11	$0.28	$(0.16)	$—	$(0.16)	$11.30
2010[3]	10.00	0.42	1.19	1.61	(0.43)	—	(0.43)	11.18
2009[3]	10.83	0.54	(0.82)	(0.28)	(0.55)	—	(0.55)	10.00
2008[3]	10.75	0.43	0.06	0.49	(0.41)	—	(0.41)	10.83
2007[3]	10.67	0.38	0.10	0.48	(0.40)	—	(0.40)	10.75
2006[4]	11.12	0.26	(0.37)	(0.11)	(0.27)	(0.07)	(0.34)	10.67
2005[5]	11.24	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.12
Class R (See Note 1)
2010[2]	$11.27	$0.21	$0.11	$0.32	$(0.19)	$—	$(0.19)	$11.40
2010[3]	10.09	0.48	1.19	1.67	(0.49)	—	(0.49)	11.27
2009[3]	10.89	0.59	(0.79)	(0.20)	(0.60)	—	(0.60)	10.09
2008[3]	10.81	0.49	0.05	0.54	(0.46)	—	(0.46)	10.89
2007[3]	10.73	0.44	0.09	0.53	(0.45)	—	(0.45)	10.81
2006[4]	11.17	0.31	(0.36)	(0.05)	(0.32)	(0.07)	(0.39)	10.73
2005[5]	11.30	0.38	(0.10)	0.28	(0.40)	(0.01)	(0.41)	11.17
Class Y (See Note 1)
2010[2]	$11.21	$0.23	$0.12	$0.35	$(0.22)	$—	$(0.22)	$11.34
2010[3]	10.03	0.54	1.18	1.72	(0.54)	—	(0.54)	11.21
2009[3]	10.86	0.64	(0.82)	(0.18)	(0.65)	—	(0.65)	10.03
2008[3]	10.78	0.54	0.06	0.60	(0.52)	—	(0.52)	10.86
2007[3]	10.70	0.49	0.10	0.59	(0.51)	—	(0.51)	10.78
2006[4]	11.15	0.35	(0.38)	(0.03)	(0.35)	(0.07)	(0.42)	10.70
2005[5]	11.27	0.42	(0.08)	0.34	(0.45)	(0.01)	(0.46)	11.15

[1]	Per share data calculated using average shares outstanding method.

[2]	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

[3]	For the period July 1 to June 30 in the fiscal year indicated.

[4]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the fiscal year indicated.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

78   Nuveen Investments

Total Return Bond Fund (concluded)

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.99%	$92,096	0.93%	3.80%	1.02%	3.71%	45%
17.11	93,374	0.95	4.65	1.02	4.58	83
(1.37)	82,373	0.95	6.34	1.02	6.27	160
5.24	94,571	0.95	4.63	1.01	4.57	131
5.26	102,723	0.95	4.25	1.01	4.19	137
(0.34)	134,845	0.95	3.98	1.03	3.90	139
2.75	161,410	0.95	3.51	1.05	3.41	208

2.54%	$2,653	1.68%	3.05%	1.77%	2.96%	45%
16.31	3,607	1.70	3.97	1.77	3.90	83
(2.12)	5,780	1.70	5.59	1.77	5.52	160
4.50	7,733	1.70	3.87	1.76	3.81	131
4.41	9,634	1.70	3.50	1.76	3.44	137
(0.91)	13,819	1.70	3.23	1.78	3.15	139
2.00	17,078	1.70	2.76	1.80	2.66	208

2.53%	$3,640	1.68%	3.05%	1.77%	2.96%	45%
16.32	3,796	1.70	3.91	1.77	3.84	83
(2.21)	3,693	1.70	5.59	1.77	5.52	160
4.57	4,383	1.70	3.89	1.76	3.83	131
4.48	4,567	1.70	3.50	1.76	3.44	137
(1.01)	5,183	1.70	3.22	1.78	3.14	139
1.99	7,266	1.70	2.76	1.80	2.66	208

2.85%	$489	1.18%	3.55%	1.27%	3.46%	45%
16.74	379	1.20	4.42	1.27	4.35	83
(1.43)	406	1.20	6.11	1.27	6.04	160
5.06	289	1.20	4.42	1.26	4.36	131
4.99	65	1.20	4.01	1.29	3.92	137
(0.51)	34	1.20	3.77	1.43	3.54	139
2.51	16	1.20	3.37	1.45	3.12	208

3.12%	$1,076,601	0.68%	4.05%	0.77%	3.96%	45%
17.42	1,179,453	0.70	4.93	0.77	4.86	83
(1.22)	1,279,489	0.70	6.57	0.77	6.50	160
5.60	1,468,599	0.70	4.88	0.76	4.82	131
5.53	1,530,750	0.70	4.50	0.76	4.44	137
(0.24)	1,680,105	0.70	4.24	0.78	4.16	139
3.01	1,725,850	0.70	3.77	0.80	3.67	208

See accompanying notes to financial statements.

Nuveen Investments   79

Financial Highlights  (Unaudited) For a share outstanding throughout the indicated periods.

Total Return Bond Fund (concluded)

			Realized and
			Unrealized		Distributions
	Beginning	Net	Gains	Total from	from Net	Distributions	Distributions		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	from Net	from Return of	Total	Net Asset
	Value	Income	Investments	Operations	Income	Realized Gains	Capital	Distributions	Value

High Income Bond Fund[1]
Class A
2010[2]	$8.28	$0.34	$0.65	$0.99	$(0.33)	$—	$—	$(0.33)	$8.94
2010[3]	7.15	0.67	1.12	1.79	(0.66)	—	—	(0.66)	8.28
2009[3]	8.65	0.73	(1.47)	(0.74)	(0.76)	—	—	(0.76)	7.15
2008[3]	9.61	0.71	(0.97)	(0.26)	(0.70)	—	—	(0.70)	8.65
2007[3]	9.22	0.65	0.38	1.03	(0.64)	—	—	(0.64)	9.61
2006[4]	9.41	0.49	(0.20)	0.29	(0.48)	—	—	(0.48)	9.22
2005[5]	9.45	0.66	(0.04)	0.62	(0.66)	—	—	(0.66)	9.41
Class B
2010[2]	$8.23	$0.30	$0.64	$0.94	$(0.30)	$—	$—	$(0.30)	$8.87
2010[3]	7.11	0.60	1.12	1.72	(0.60)	—	—	(0.60)	8.23
2009[3]	8.61	0.68	(1.47)	(0.79)	(0.71)	—	—	(0.71)	7.11
2008[3]	9.57	0.63	(0.96)	(0.33)	(0.63)	—	—	(0.63)	8.61
2007[3]	9.18	0.57	0.39	0.96	(0.57)	—	—	(0.57)	9.57
2006[4]	9.37	0.43	(0.19)	0.24	(0.43)	—	—	(0.43)	9.18
2005[5]	9.41	0.58	(0.03)	0.55	(0.59)	—	—	(0.59)	9.37
Class C
2010[2]	$8.25	$0.30	$0.65	$0.95	$(0.30)	$—	$—	$(0.30)	$8.90
2010[3]	7.12	0.60	1.13	1.73	(0.60)	—	—	(0.60)	8.25
2009[3]	8.62	0.68	(1.47)	(0.79)	(0.71)	—	—	(0.71)	7.12
2008[3]	9.58	0.63	(0.96)	(0.33)	(0.63)	—	—	(0.63)	8.62
2007[3]	9.19	0.57	0.39	0.96	(0.57)	—	—	(0.57)	9.58
2006[4]	9.38	0.43	(0.19)	0.24	(0.43)	—	—	(0.43)	9.19
2005[5]	9.42	0.58	(0.03)	0.55	(0.59)	—	—	(0.59)	9.38
Class R (See Note 1)
2010[2]	$8.44	$0.33	$0.66	$0.99	$(0.32)	$—	$—	$(0.32)	$9.11
2010[3]	7.28	0.66	1.14	1.80	(0.64)	—	—	(0.64)	8.44
2009[3]	8.79	0.73	(1.49)	(0.76)	(0.75)	—	—	(0.75)	7.28
2008[3]	9.75	0.69	(0.98)	(0.29)	(0.67)	—	—	(0.67)	8.79
2007[3]	9.35	0.62	0.40	1.02	(0.62)	—	—	(0.62)	9.75
2006[4]	9.53	0.49	(0.20)	0.29	(0.47)	—	—	(0.47)	9.35
2005[5]	9.60	0.62	(0.04)	0.58	(0.65)	—	—	(0.65)	9.53
Class Y (See Note 1)
2010[2]	$8.29	$0.35	$0.65	$1.00	$(0.35)	$—	$—	$(0.35)	$8.94
2010[3]	7.16	0.69	1.12	1.81	(0.68)	—	—	(0.68)	8.29
2009[3]	8.66	0.75	(1.47)	(0.72)	(0.78)	—	—	(0.78)	7.16
2008[3]	9.62	0.73	(0.97)	(0.24)	(0.72)	—	—	(0.72)	8.66
2007[3]	9.23	0.67	0.39	1.06	(0.67)	—	—	(0.67)	9.62
2006[4]	9.42	0.51	(0.20)	0.31	(0.50)	—	—	(0.50)	9.23
2005[5]	9.46	0.68	(0.03)	0.65	(0.69)	—	—	(0.69)	9.42

Inflation Protected Securities Fund[1]
Class A
2010[2]	$10.33	$0.07	$0.14	$0.21	$(0.09)	$—	$—	$(0.09)	$10.45
2010[3]	9.59	0.28	0.73	1.01	(0.27)	—	—	(0.27)	10.33
2009[3]	10.20	0.14	(0.37)	(0.23)	(0.26)	—	(0.12)	(0.38)	9.59
2008[3]	9.43	0.54	0.76	1.30	(0.53)	—	—	(0.53)	10.20
2007[3]	9.54	0.39	(0.16)	0.23	(0.34)	—	—	(0.34)	9.43
2006[4]	10.12	0.38	(0.55)	(0.17)	(0.40)	(0.01)	—	(0.41)	9.54
2005[5]	10.00	0.51	(0.02)	0.49	(0.37)	—	—	(0.37)	10.12
Class C
2010[2]	$10.24	$0.03	$0.15	$0.18	$(0.07)	$—	$—	$(0.07)	$10.35
2010[3]	9.53	0.18	0.75	0.93	(0.22)	—	—	(0.22)	10.24
2009[3]	10.18	0.11	(0.43)	(0.32)	(0.21)	—	(0.12)	(0.33)	9.53
2008[3]	9.41	0.48	0.75	1.23	(0.46)	—	—	(0.46)	10.18
2007[3]	9.53	0.33	(0.18)	0.15	(0.27)	—	—	(0.27)	9.41
2006[4]	10.11	0.31	(0.53)	(0.22)	(0.35)	(0.01)	—	(0.36)	9.53
2005[5]	10.00	0.40	0.02	0.42	(0.31)	—	—	(0.31)	10.11
Class R (See Note 1)
2010[2]	$10.31	$0.05	$0.08	$0.13	$(0.08)	$—	$—	$(0.08)	$10.36
2010[3]	9.58	0.26	0.72	0.98	(0.25)	—	—	(0.25)	10.31
2009[3]	10.20	0.13	(0.39)	(0.26)	(0.24)	—	(0.12)	(0.36)	9.58
2008[3]	9.43	0.52	0.75	1.27	(0.50)	—	—	(0.50)	10.20
2007[3]	9.55	0.33	(0.13)	0.20	(0.32)	—	—	(0.32)	9.43
2006[4]	10.13	0.38	(0.56)	(0.18)	(0.39)	(0.01)	—	(0.40)	9.55
2005[5]	10.00	0.43	0.05	0.48	(0.35)	—	—	(0.35)	10.13
Class Y (See Note 1)
2010[2]	$10.34	$0.08	$0.14	$0.22	$(0.10)	$—	$—	$(0.10)	$10.46
2010[3]	9.59	0.33	0.71	1.04	(0.29)	—	—	(0.29)	10.34
2009[3]	10.20	0.23	(0.45)	(0.22)	(0.27)	—	(0.12)	(0.39)	9.59
2008[3]	9.43	0.56	0.76	1.32	(0.55)	—	—	(0.55)	10.20
2007[3]	9.55	0.40	(0.16)	0.24	(0.36)	—	—	(0.36)	9.43
2006[4]	10.13	0.42	(0.57)	(0.15)	(0.42)	(0.01)	—	(0.43)	9.55
2005[5]	10.00	0.51	0.01	0.52	(0.39)	—	—	(0.39)	10.13

[1]	Per share data calculated using average shares outstanding method.
[2]	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.
[3]	For the period July 1 through June 30 in the fiscal year indicated.
[4]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
[5]	For the period October 1 through September 30 in the fiscal year indicated.
[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

80   Nuveen Investments

Total Return Bond Fund (concluded)

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.16%	$31,749	1.10%	7.65%	1.26%	7.49%	70%
25.47	29,532	1.10	8.12	1.29	7.93	132
(7.26)	25,696	1.10	10.79	1.36	10.53	108
(2.84)	24,420	1.10	7.74	1.31	7.53	100
11.46	28,932	1.10	6.74	1.30	6.54	101
3.14	29,573	1.10	6.94	1.29	6.75	68
6.74	34,144	1.02	6.88	1.27	6.63	77

11.58%	$1,541	1.85%	6.91%	2.01%	6.75%	70%
24.56	1,628	1.85	7.47	2.04	7.28	132
(7.99)	2,157	1.85	9.92	2.11	9.66	108
(3.57)	3,496	1.85	6.97	2.06	6.76	100
10.67	4,814	1.85	6.00	2.05	5.80	101
2.57	5,988	1.85	6.19	2.04	6.00	68
5.97	7,191	1.77	6.13	2.02	5.88	77

11.67%	$9,181	1.85%	6.91%	2.01%	6.75%	70%
24.67	6,969	1.85	7.41	2.04	7.22	132
(7.98)	5,038	1.85	9.98	2.11	9.72	108
(3.57)	6,490	1.85	6.97	2.06	6.76	100
10.66	8,522	1.85	5.98	2.05	5.78	101
2.56	9,873	1.85	6.19	2.04	6.00	68
5.96	13,403	1.77	6.13	2.02	5.88	77

11.91%	$340	1.34%	7.35%	1.50%	7.19%	70%
25.12	343	1.35	7.92	1.54	7.73	132
(7.49)	265	1.35	10.72	1.61	10.46	108
(3.04)	185	1.35	7.37	1.56	7.16	100
11.12	186	1.35	6.38	1.56	6.17	101
3.09	73	1.35	6.82	1.69	6.48	68
6.23	4	1.33	6.31	1.73	5.91	77

12.16%	$450,809	0.85%	7.91%	1.01%	7.75%	70%
25.75	350,066	0.85	8.38	1.04	8.19	132
(7.01)	182,051	0.85	10.93	1.11	10.67	108
(2.59)	204,164	0.85	7.99	1.06	7.78	100
11.73	232,998	0.85	6.98	1.05	6.78	101
3.34	205,382	0.85	7.19	1.04	7.00	68
7.01	207,610	0.77	7.13	1.02	6.88	77

2.05%	$10,453	0.85%	1.33%	1.13%	1.05%	20%
10.62	7,894	0.84	2.77	1.15	2.46	72
(2.18)	5,439	0.85	1.52	1.10	1.27	24
14.01	3,294	0.85	5.40	1.08	5.17	71
2.41	2,712	0.85	4.09	1.06	3.88	90
(1.69)	5,042	0.85	5.20	1.08	4.97	85
4.93	6,917	0.85	5.04	1.09	4.80	23

1.71%	$7,143	1.60%	0.57%	1.88%	0.29%	20%
9.76	6,673	1.60	1.78	1.91	1.47	72
(3.03)	1,406	1.59	1.19	1.84	0.94	24
13.20	365	1.60	4.82	1.83	4.59	71
1.53	348	1.60	3.44	1.81	3.23	90
(2.26)	552	1.60	4.29	1.83	4.06	85
4.18	855	1.60	3.98	1.84	3.74	23

1.29%	$5	1.10%	0.93%	1.38%	0.65%	20%
10.43	1,332	1.09	2.64	1.40	2.33	72
(2.43)	1,262	1.10	1.34	1.35	1.09	24
13.73	1,175	1.10	5.21	1.33	4.98	71
2.09	822	1.10	3.45	1.31	3.24	90
(1.80)	1	1.10	5.17	1.48	4.79	85
4.81	1	1.10	4.22	1.49	3.83	23

2.13%	$186,356	0.60%	1.59%	0.88%	1.31%	20%
10.92	156,983	0.59	3.27	0.90	2.96	72
(2.03)	167,501	0.60	2.48	0.85	2.23	24
14.29	278,749	0.60	5.64	0.83	5.41	71
2.56	273,312	0.60	4.21	0.81	4.00	90
(1.50)	317,977	0.60	5.73	0.83	5.50	85
5.24	269,412	0.60	5.05	0.84	4.81	23

See accompanying notes to financial statements.

Nuveen Investments   81

Financial Highlights  (Unaudited) For a share outstanding throughout the indicated periods.

Total Return Bond Fund (concluded)

			Realized and
			Unrealized		Distributions	Distributions	Distributions
	Beginning	Net	Gains	Total from	from Net	from Net	from			Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	Realized	Return of		Total	Net Asset
	Value	Income	Investments	Operations	Income	Gains	Capital		Distributions	Value

Intermediate Government Bond Fund[1]
Class A
2010[2]	$8.77	$0.10	$(0.01)	$0.09	$(0.10)	$—	$—		$(0.10)	$8.76
2010[3]	8.67	0.20	0.27	0.47	(0.20)	(0.17)	—	[7]	(0.37)	8.77
2009[3]	8.42	0.19	0.25	0.44	(0.19)	—	—		(0.19)	8.67
2008[3]	8.00	0.28	0.43	0.71	(0.29)	—	—		(0.29)	8.42
2007[3]	7.99	0.31	0.06	0.37	(0.33)	—	(0.03)		(0.36)	8.00
2006[4]	8.26	0.22	(0.22)	—	(0.22)	(0.05)	—		(0.27)	7.99
2005[5]	8.82	0.27	(0.15)	0.12	(0.28)	(0.40)	—		(0.68)	8.26
Class C
2010[2]	$8.77	$0.06	$—	$0.06	$(0.07)	$—	$—		$(0.07)	$8.76
2010[6]	8.76	0.09	0.17	0.26	(0.08)	(0.17)	—	[7]	(0.25)	8.77
Class R (See Note 1)
2010[2]	$8.77	$0.08	$(0.01)	$0.07	$(0.09)	$—	$—		$(0.09)	$8.75
2010[6]	8.76	0.09	0.20	0.29	(0.11)	(0.17)	—	[7]	(0.28)	8.77
Class Y (See Note 1)
2010[2]	$8.77	$0.10	$—	$0.10	$(0.11)	$—	$—		$(0.11)	$8.76
2010[3]	8.67	0.21	0.27	0.48	(0.21)	(0.17)	—	[7]	(0.38)	8.77
2009[3]	8.42	0.21	0.25	0.46	(0.21)	—	—		(0.21)	8.67
2008[3]	8.00	0.30	0.42	0.72	(0.30)	—	—		(0.30)	8.42
2007[3]	7.99	0.32	0.06	0.38	(0.34)	—	(0.03)		(0.37)	8.00
2006[4]	8.25	0.22	(0.20)	0.02	(0.23)	(0.05)	—		(0.28)	7.99
2005[5]	8.82	0.28	(0.16)	0.12	(0.29)	(0.40)	—		(0.69)	8.25

Intermediate Term Bond Fund[1]
Class A
2010[2]	$10.33	$0.17	$0.05	$0.22	$(0.16)	$—	$—		$(0.16)	$10.39
2010[3]	9.47	0.42	0.86	1.28	(0.42)	—	—		(0.42)	10.33
2009[3]	9.90	0.48	(0.40)	0.08	(0.51)	—	—		(0.51)	9.47
2008[3]	9.73	0.44	0.14	0.58	(0.41)	—	—		(0.41)	9.90
2007[3]	9.68	0.41	0.05	0.46	(0.41)	—	—		(0.41)	9.73
2006[4]	9.99	0.29	(0.27)	0.02	(0.30)	(0.03)	—		(0.33)	9.68
2005[5]	10.25	0.34	(0.17)	0.17	(0.33)	(0.10)	—		(0.43)	9.99
Class Y (See Note 1)
2010[2]	$10.29	$0.18	$0.05	$0.23	$(0.17)	$—	$—		$(0.17)	$10.35
2010[3]	9.43	0.43	0.86	1.29	(0.43)	—	—		(0.43)	10.29
2009[3]	9.87	0.49	(0.40)	0.09	(0.53)	—	—		(0.53)	9.43
2008[3]	9.70	0.45	0.15	0.60	(0.43)	—	—		(0.43)	9.87
2007[3]	9.65	0.42	0.06	0.48	(0.43)	—	—		(0.43)	9.70
2006[4]	9.96	0.30	(0.27)	0.03	(0.31)	(0.03)	—		(0.34)	9.65
2005[5]	10.22	0.36	(0.17)	0.19	(0.35)	(0.10)	—		(0.45)	9.96

[1]	Per share data calculated using average shares outstanding method.

[2]	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

[3]	For the period July 1 to June 30 in the fiscal year indicated.

[4]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the fiscal year indicated.

[6]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[7]	Rounds to less than $0.01 per share.

[8]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

82   Nuveen Investments

Total Return Bond Fund (concluded)

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[8]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

1.06%	$17,072	0.72%	2.18%	1.16%	1.74%	32%
5.50	19,003	0.75	2.33	1.19	1.89	105
5.30	10,496	0.75	2.22	1.15	1.82	133
8.90	6,504	0.75	3.32	1.33	2.74	118
4.68	1,619	0.75	3.80	1.46	3.09	84
0.06	1,689	0.75	3.56	1.26	3.05	70
1.40	1,970	0.75	3.21	1.09	2.87	161

0.63%	$1,736	1.57%	1.33%	1.91%	0.99%	32%
3.00	1,940	1.60	1.50	1.94	1.16	105

0.77%	$490	1.07%	1.83%	1.41%	1.49%	32%
3.34	652	1.10	1.78	1.44	1.44	105

1.14%	$102,503	0.57%	2.32%	0.91%	1.98%	32%
5.66	152,088	0.60	2.39	0.94	2.05	105
5.46	101,253	0.60	2.41	0.90	2.11	133
9.07	63,784	0.60	3.60	1.08	3.12	118
4.84	37,705	0.60	3.94	1.21	3.33	84
0.30	42,781	0.60	3.70	1.01	3.29	70
1.43	69,349	0.60	3.34	0.84	3.10	161

2.15%	$24,874	0.84%	3.21%	1.01%	3.04%	34%
13.64	26,341	0.85	4.12	1.01	3.96	58
1.21	23,905	0.85	5.25	1.01	5.09	41
6.02	28,364	0.85	4.38	1.01	4.22	102
4.80	30,655	0.85	4.07	1.01	3.91	110
0.23	38,296	0.75	3.88	1.03	3.60	113
1.69	48,426	0.75	3.39	1.05	3.09	118

2.24%	$735,293	0.69%	3.36%	0.76%	3.29%	34%
13.87	734,924	0.70	4.28	0.76	4.22	58
1.26	724,531	0.70	5.39	0.76	5.33	41
6.20	766,932	0.70	4.53	0.76	4.47	102
4.98	752,984	0.70	4.22	0.76	4.16	110
0.34	899,175	0.60	4.03	0.78	3.85	113
1.85	1,074,624	0.60	3.55	0.80	3.35	118

See accompanying notes to financial statements.

Nuveen Investments   83

Financial Highlights  (Unaudited) For a share outstanding throughout the indicated periods.

Total Return Bond Fund (concluded)

			Realized and
			Unrealized		Distributions	Distributions	Distributions
	Beginning	Net	Gains	Total from	from Net	from Net	from		Ending
	Net Asset	Investment	(Losses) on	Investment	Investment	Realized	Return of	Total	Net Asset
	Value	Income	Investments	Operations	Income	Gains	Capital	Distributions	Value

Short Term Bond Fund[1]
Class A
2010[2]	$9.98	$0.12	$0.03	$0.15	$(0.11)	$—	$—	$(0.11)	$10.02
2010[3]	9.66	0.31	0.34	0.65	(0.33)	—	—	(0.33)	9.98
2009[3]	9.89	0.46	(0.26)	0.20	(0.43)	—	—	(0.43)	9.66
2008[3]	9.90	0.45	(0.03)	0.42	(0.43)	—	—	(0.43)	9.89
2007[3]	9.83	0.36	0.09	0.45	(0.38)	—	—	(0.38)	9.90
2006[4]	9.93	0.23	(0.06)	0.17	(0.27)	—	—	(0.27)	9.83
2005[5]	10.11	0.27	(0.16)	0.11	(0.29)	—	— [7]	(0.29)	9.93
Class C
2010[2]	$10.00	$0.08	$0.03	$0.11	$(0.06)	$—	$—	$(0.06)	$10.05
2010[6]	9.95	0.13	0.06	0.19	(0.14)	—	—	(0.14)	10.00
Class Y (See Note 1)
2010[2]	$9.99	$0.13	$0.02	$0.15	$(0.11)	$—	$—	$(0.11)	$10.03
2010[3]	9.67	0.32	0.34	0.66	(0.34)	—	—	(0.34)	9.99
2009[3]	9.89	0.48	(0.25)	0.23	(0.45)	—	—	(0.45)	9.67
2008[3]	9.91	0.46	(0.03)	0.43	(0.45)	—	—	(0.45)	9.89
2007[3]	9.83	0.37	0.10	0.47	(0.39)	—	—	(0.39)	9.91
2006[4]	9.93	0.24	(0.06)	0.18	(0.28)	—	—	(0.28)	9.83
2005[5]	10.11	0.28	(0.16)	0.12	(0.29)	—	(0.01)	(0.30)	9.93

Total Return Bond Fund[1]
Class A
2010[2]	$10.27	$0.22	$0.32	$0.54	$(0.22)	$—	$—	$(0.22)	$10.59
2010[3]	9.01	0.52	1.28	1.80	(0.54)	—	—	(0.54)	10.27
2009[3]	9.90	0.64	(0.74)	(0.10)	(0.63)	(0.16)	—	(0.79)	9.01
2008[3]	9.83	0.49	0.05	0.54	(0.47)	—	—	(0.47)	9.90
2007[3]	9.86	0.45	(0.02)	0.43	(0.46)	—	—	(0.46)	9.83
2006[4]	10.18	0.31	(0.33)	(0.02)	(0.30)	—	—	(0.30)	9.86
2005[5]	10.25	0.43	(0.07)	0.36	(0.43)	—	—	(0.43)	10.18
Class B
2010[2]	$10.22	$0.18	$0.30	$0.48	$(0.17)	$—	$—	$(0.17)	$10.53
2010[3]	8.97	0.45	1.26	1.71	(0.46)	—	—	(0.46)	10.22
2009[3]	9.86	0.58	(0.74)	(0.16)	(0.57)	(0.16)	—	(0.73)	8.97
2008[3]	9.80	0.41	0.05	0.46	(0.40)	—	—	(0.40)	9.86
2007[3]	9.82	0.38	(0.02)	0.36	(0.38)	—	—	(0.38)	9.80
2006[4]	10.14	0.25	(0.32)	(0.07)	(0.25)	—	—	(0.25)	9.82
2005[5]	10.21	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	10.14
Class C
2010[2]	$10.20	$0.18	$0.31	$0.49	$(0.17)	$—	$—	$(0.17)	$10.52
2010[3]	8.96	0.43	1.27	1.70	(0.46)	—	—	(0.46)	10.20
2009[3]	9.84	0.58	(0.73)	(0.15)	(0.57)	(0.16)	—	(0.73)	8.96
2008[3]	9.78	0.42	0.04	0.46	(0.40)	—	—	(0.40)	9.84
2007[3]	9.80	0.37	(0.01)	0.36	(0.38)	—	—	(0.38)	9.78
2006[4]	10.12	0.25	(0.32)	(0.07)	(0.25)	—	—	(0.25)	9.80
2005[5]	10.20	0.35	(0.07)	0.28	(0.36)	—	—	(0.36)	10.12
Class R (See Note 1)
2010[2]	$10.31	$0.21	$0.31	$0.52	$(0.20)	$—	$—	$(0.20)	$10.63
2010[3]	9.07	0.42	1.32	1.74	(0.50)	—	—	(0.50)	10.31
2009[3]	9.95	0.62	(0.73)	(0.11)	(0.61)	(0.16)	—	(0.77)	9.07
2008[3]	9.88	0.47	0.05	0.52	(0.45)	—	—	(0.45)	9.95
2007[3]	9.90	0.43	(0.02)	0.41	(0.43)	—	—	(0.43)	9.88
2006[4]	10.23	0.30	(0.34)	(0.04)	(0.29)	—	—	(0.29)	9.90
2005[5]	10.29	0.41	(0.07)	0.34	(0.40)	—	—	(0.40)	10.23
Class Y (See Note 1)
2010[2]	$10.26	$0.23	$0.32	$0.55	$(0.23)	$—	$—	$(0.23)	$10.58
2010[3]	9.01	0.55	1.25	1.80	(0.55)	—	—	(0.55)	10.26
2009[3]	9.89	0.66	(0.73)	(0.07)	(0.65)	(0.16)	—	(0.81)	9.01
2008[3]	9.83	0.52	0.04	0.56	(0.50)	—	—	(0.50)	9.89
2007[3]	9.85	0.47	(0.01)	0.46	(0.48)	—	—	(0.48)	9.83
2006[4]	10.17	0.33	(0.33)	—	(0.32)	—	—	(0.32)	9.85
2005[5]	10.24	0.46	(0.07)	0.39	(0.46)	—	—	(0.46)	10.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

[3]	For the period July 1 to June 30 in the fiscal year indicated.

[4]	For the nine-month period October 1, 2005 to June 30, 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the fiscal year indicated.

[6]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[7]	Rounds to less than $0.01 per share.

[8]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

See accompanying notes to financial statements.

84   Nuveen Investments

Total Return Bond Fund (concluded)

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[8]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

1.46%	$87,948	0.75%	2.36%	1.03%	2.08%	19%
6.77	87,631	0.75	3.17	1.04	2.88	44
2.22	65,704	0.74	4.87	1.06	4.55	54
4.30	59,933	0.74	4.48	1.05	4.17	55
4.60	66,722	0.75	3.61	1.04	3.32	47
1.75	78,771	0.75	3.11	1.04	2.82	60
1.08	97,863	0.75	2.68	1.05	2.38	64

1.12%	$4,946	1.60%	1.54%	1.78%	1.36%	19%
1.90	3,111	1.60	1.95	1.79	1.76	44

1.54%	$736,414	0.60%	2.52%	0.78%	2.34%	19%
6.92	629,151	0.60	3.26	0.79	3.07	44
2.48	315,024	0.59	5.02	0.81	4.80	54
4.35	257,403	0.59	4.62	0.80	4.41	55
4.86	311,131	0.60	3.74	0.79	3.55	47
1.87	454,665	0.60	3.26	0.79	3.07	60
1.23	625,392	0.60	2.83	0.80	2.63	64

5.28%	$33,298	0.88%	4.18%	1.13%	3.93%	49%
20.21	28,165	0.92	5.19	1.13	4.98	96
0.27	13,948	1.00	7.58	1.13	7.45	147
5.51	15,567	0.99	4.87	1.11	4.75	124
4.36	13,198	1.00	4.48	1.13	4.35	180
(0.17)	15,522	1.00	4.14	1.17	3.97	166
3.57	19,113	1.00	4.20	1.25	3.95	285

4.76%	$1,343	1.74%	3.32%	1.88%	3.18%	49%
19.22	1,413	1.74	4.48	1.87	4.35	96
(0.47)	1,719	1.75	6.84	1.88	6.71	147
4.65	2,384	1.74	4.13	1.86	4.01	124
3.69	2,272	1.75	3.74	1.88	3.61	180
(0.74)	3,657	1.75	3.40	1.92	3.23	166
2.81	4,395	1.75	3.45	2.00	3.20	285

4.87%	$7,909	1.74%	3.32%	1.88%	3.18%	49%
19.13	6,748	1.75	4.34	1.88	4.21	96
(0.48)	2,778	1.75	6.77	1.88	6.64	147
4.66	3,673	1.74	4.22	1.86	4.10	124
3.70	1,792	1.75	3.73	1.88	3.60	180
(0.74)	2,501	1.75	3.40	1.92	3.23	166
2.71	2,858	1.75	3.46	2.00	3.21	285

5.07%	$1,149	1.24%	3.84%	1.38%	3.70%	49%
19.47	601	1.24	4.19	1.37	4.06	96
0.02	681	1.25	7.39	1.38	7.26	147
5.22	293	1.24	4.66	1.36	4.54	124
4.20	219	1.25	4.22	1.44	4.03	180
(0.44)	14	1.25	4.05	1.57	3.73	166
3.40	3	1.25	3.98	1.65	3.58	285

5.36%	$637,019	0.74%	4.32%	0.88%	4.18%	49%
20.31	655,301	0.74	5.44	0.87	5.31	96
0.52	633,108	0.75	7.77	0.88	7.64	147
5.67	1,069,211	0.74	5.15	0.86	5.03	124
4.73	851,513	0.75	4.71	0.88	4.58	180
0.02	378,338	0.75	4.43	0.92	4.26	166
3.83	278,777	0.75	4.43	1.00	4.18	285

See accompanying notes to financial statements.

Nuveen Investments   85

Total Return Bond Fund (concluded)

Notes to Financial Statements December 31, 2010 (Unaudited), all dollars and shares are rounded to thousands (000)

1. General Information and Significant Accounting Policies

General Information
On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (the “FAF Advisors”), entered into an agreement to sell a portion of the FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was that part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010.

In connection with the transaction, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC. There was no change in the funds’ investment objectives or policies as a result of the transaction. The transition did result in a change to each fund’s name effective January 1, 2011.

Effective January 1, 2011, Nuveen Asset Management changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of Nuveen Asset Management, LLC. This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each of the funds. Nuveen Fund Advisors (as each affected fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such fund’s sub-adviser) for the portfolio management services it provides to the fund from the fund’s management fee.

First American Investment Funds, Inc. (the “Trust” or “FAIF”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of 37 series, including Nuveen Core Bond Fund, formerly known as First American Core Bond Fund (“Core Bond Fund”), Nuveen High Income Bond Fund, formerly known as First American High Income Bond Fund (“High Income Bond Fund”), Nuveen Inflation Protected Securities Fund, formerly known as First American Inflation Protected Securities Fund (“Inflation Protected Securities Fund”), Nuveen Intermediate Government Bond Fund, formerly known as First American Intermediate Government Bond Fund (“Intermediate Government Bond Fund”), Nuveen Intermediate Term Bond Fund, formerly known as First American Intermediate Term Bond Fund (“Intermediate Term Bond Fund”), Nuveen Short Term Bond Fund, formerly known as First American Short Term Bond Fund (“Short Term Bond Fund”), and Nuveen Total Return Bond Fund, formerly known as First American Total Return Bond Fund (“Total Return Bond Fund”), (collectively, the “Funds”). Effective at the close of business on January 29, 2010, First American U.S. Government Mortgage Fund (“U.S. Government Mortgage Fund”) merged with Intermediate Government Bond Fund. Intermediate Government Bond Fund is the accounting survivor.

Core Bond Fund’s investment objective is to provide high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in debt securities rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Fund Advisors (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

High Income Bond Fund’s investment objective is to provide a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities Fund’s investment objective is to provide total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments,

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residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

Intermediate Government Bond Fund’s investment objective is to provide current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

Intermediate Term Bond Fund’s investment objective is to provide current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond Fund’s investment objective is to provide current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and commercial paper. Up to 10% of the Fund’s total assets may be invested collectively in debt securities rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Fund Advisors (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Total Return Bond Fund’s investment objective is to provide a high level of current income consistent with prudent risk to capital. While the Fund may realize some capital appreciation, the Fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and debt obligations of foreign governments. Up to 30% of the Fund’s total assets may be invested collectively in debt securities, provided that the Fund will not invest more than 20% of its total assets in any single category such as securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (securities commonly referred to as “high yield” or “junk bonds”). To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

The Funds may invest in derivative financial instruments in an attempt to manage risk, manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class Y Shares were renamed Class I Shares and Class R Shares were renamed Class R3 Shares, and Intermediate Term Bond Fund began offering Class C Shares. Class B Shares of Core Bond Fund, High Income Bond Fund and Total Return Bond Fund are only available upon exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts.

During the six months ended December 31, 2010, Class A Shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund were sold with a front-end sales charge of 2.25%. Class A Shares of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund and Total Return Bond Fund were sold with a front-end sales charge of 4.25%. Class C shares were subject to a contingent deferred sales charge (“CDSC”) for twelve months and did not convert to Class A Shares.

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Class R Shares had no sales charge and were offered only through certain tax-deferred retirement plans. Class Y Shares had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts. Class C and Class R Shares were not offered by Intermediate Term Bond Fund and Class R Shares were not offered by Short Term Bond Fund. Class B Shares were subject to a CDSC for six years and automatically converted to Class A Shares after eight years.

Effective January 18, 2011, Class A Shares of High Income Bond Fund are sold with an up-front sales charge of 4.75%. Class A Shares of Core Bond Fund, Inflation Protected Securities Fund and Total Return Bond Fund are sold with an up-front sales charge of 4.25%. Class A Shares of Intermediate Government Bond Fund and Intermediate Term Bond Fund are sold with an up-front sales charge of 3.00% and for Short Term Bond Fund 2.25%. Class A Share purchases of the Funds, with the exception of Short Term Bond Fund, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond Fund of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 and Class I Shares are not subject to any sales charge.

During the six months ended December 31, 2010, Class A, C, R and Y Shares were offered by the Funds, with the exception of Intermediate Term Bond Fund and Short Term Bond Fund. Class C and R Shares were not offered by Intermediate Term Bond Fund, and Class R Shares were not offered by Short Term Bond Fund. Class B Shares of Core Bond Fund, High Income Bond Fund and Total Return Bond Fund were only offered through permitted exchanges and any reinvested dividends.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Security valuations for the Funds’ investments are furnished by an independent pricing service that has been approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ National Market (“NASDAQ”) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. These securities are generally classified as Level 1. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. These securities are generally classified as Level 1. Investments in open-end funds are valued at their respective net asset values on the valuation date. Investments in closed-end funds are valued at their reported closing prices on the national securities exchange on which they trade.

Investment grade debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. These securities are generally valued as Level 2 or Level 3 depending on the priority of significant inputs. Investment grade debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates fair value. These securities are generally classified as Level 2. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

The following investment vehicles, when held by a Fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by Nuveen Fund Advisors on the day the valuation is made. These investment vehicles are generally classified as Level 1. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on NASDAQ or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on NASDAQ or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s

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exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service. These investment vehicles are generally classified as Level 2.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Funds’ Board of Directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. These securities are generally valued as Level 2 or Level 3 depending on the priority of significant inputs.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2010, Core Bond Fund and Total Return Bond Fund had outstanding when-issued/delayed delivery purchase commitments of $55,318 and $48,420, respectively.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dollar Roll Transactions
A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. For each Fund that invests in such transactions, the dollar rolls are identified in the Fund’s Schedules of Investments as “MDR”. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily.

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Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

During the six months ended December 31, 2010, the Funds did not enter into dollar roll transactions.

Foreign Currency Translation
To the extent a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The Funds do not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain (loss) for both financial reporting and income tax purposes.

The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts
Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk. The Fund normally enters into a forward foreign currency exchange contract under two circumstances: (i) for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a shortdated contract covering the period between transaction date and settlement date; or (ii) when the Fund’s Managers, believe that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statements of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts and foreign currency” on the Statements of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts and foreign currency” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized gain or loss reflected on the Statements of Assets and Liabilities.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

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Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statements of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statements of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statements of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statements of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Options Transactions
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and, with the exception of Intermediate Government Bond Fund, is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. Options purchased are accounted for in the accompanying financial statements in the same manner as portfolio securities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statements of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statements of Operations. When a call or put option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statements of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on option contract activity.

Swap Contracts
Each Fund, with the exception of Intermediate Government Bond Fund, is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Credit Default Swaps
Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate or sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statements of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in

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exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statements of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statements of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

Currency Swaps
Each Fund, may enter into currency swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows. None of the Funds entered into currency swap contracts during the six months ended December 31, 2010.

Interest Rate Swaps
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ schedules of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statements of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statements of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statements of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statements of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

Total Return Swaps
Each Fund is subject to price risk in the normal course of pursuing its investment objectives. A Fund may enter into total return swap contract to manage its exposure to the market or certain sectors of the market, or to create exposure to certain debt securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Payments received or made at the beginning of the measurement period are recognized as a component of “Total return swap premiums paid and/or received” on the Statements of Assets and Liabilities. As a seller of a total return swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the total return swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. None of the Funds entered into total return swap contracts during the six months ended December 31, 2010

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on swap contract activity.

92   Nuveen Investments

Total Return Bond Fund (concluded)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statements of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be recognized as a component of “Interest from unaffiliated investments” on the Statements of Operations, even though investors do not receive their principal until maturity.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations
During the six months ended December 31, 2010, expenses that were directly related to one of the Funds were allocated directly to that Fund, and other operating expenses were allocated to the Funds on several bases, including evenly across all Funds, allocated based on relative net assets of all funds within the First American Funds family, or a combination of both methods. Effective January 1, 2011, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program
During the six months ended December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the six months ended December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the closing of the sale.

Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions or credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

Nuveen Investments   93

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the six months ended December 31, 2010, U.S. Bank, as the securities lending agent, received fees of up to 25% of each Fund’s net income from securities lending transactions and paid half of such fees to the Adviser for certain securities lending services provided by the Adviser. Collateral for securities on loan was invested in a money market fund administered by FAF Advisors and FAF Advisors received an administration fee equal to 0.02% of such Fund’s average daily net assets in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statements of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the six months ended December 31, 2010, were as follows:

Fund	Amount

Core Bond Fund	$11
High Income Bond Fund	58
Inflation Protected Securities Fund	2
Intermediate Government Bond Fund	1
Intermediate Term Bond Fund	8
Short Term Bond Fund	7
Total Return Bond Fund	8

Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

’

Fund	Level 1	Level 2	Level 3	Total

Core Bond Fund
Corporate Bonds	$—	$513,396	$—	$513,396
U.S. Government Agency Mortgage-Backed Securities	—	293,439	—	293,439
Commercial Mortgage-Backed Securities	—	114,842	—	114,842
Asset-Backed Securities	—	99,536	—	99,536
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	58,259	—	58,259
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	43,824	—	43,824
U.S. Government & Agency Securities	—	42,198	—	42,198
Preferred Stock	122	—	—	122
Short-Term Investments	45,495	3,914	—	49,409
Investment Purchased with Proceeds from Securities Lending	150,792	—	—	150,792

Total Investments	$196,409	$1,169,408	$—	$1,365,817

94   Nuveen Investments

Total Return Bond Fund (concluded)

Fund	Level 1	Level 2	Level 3	Total

High Income Bond Fund
High Yield Corporate Bonds	$—	$415,424	$—	$415,424
Preferred Stocks	17,426	3,639	—	21,065
Convertible Securities	3,047	5,239	—	8,286
Exchange-Traded Funds	8,196	—	—	8,196
Investment Grade Corporate Bonds	—	7,777	—	7,777
Common Stocks	4,950	534	—	5,484
Closed-End Funds	4,925	—	—	4,925
Asset-Backed Security	—	5	—	5
Short-Term Investments	16,167	190	—	16,357
Investment Purchased with Proceeds from Securities Lending	117,338	—	—	117,338

Total Investments	$172,049	$432,808	$—	$604,857

Inflation Protected Securities Fund
U.S. Government & Agency Securities	$—	$177,507	$—	$177,507
Corporate Bonds	—	13,197	—	13,197
Commercial Mortgage-Backed Securities	—	6,946	—	6,946
Preferred Stocks	472	—	—	472
Exchange-Traded Fund	316	—	—	316
Convertible Security	185	—	—	185
Closed-End Fund	127	—	—	127
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	—	38	—	38
Short-Term Investments	3,508	205	—	3,713
Investment Purchased with Proceeds from Securities Lending	10,188	—	—	10,188

Total Investments	$14,796	$197,893	$—	$212,689

Intermediate Government Bond Fund
U.S. Government & Agency Securities	$—	$65,195	$—	$65,195
U.S. Government Agency Mortgage-Backed Securities	—	25,839	—	25,839
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	8,022	—	8,022
Commercial Mortgage-Backed Securities	—	6,629	—	6,629
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	4,933	—	4,933
Corporate Bonds	—	4,422	—	4,422
Asset-Backed Securities	—	4,085	—	4,085
Short-Term Investments	2,226	270	—	2,496
Investment Purchased with Proceeds from Securities Lending	18,108	—	—	18,108

Total Investments	$20,334	$119,395	$—	$139,729

Intermediate Term Bond Fund
Corporate Bonds	$—	$373,426	$—	$373,426
Asset-Backed Securities	—	106,245	—	106,245
Commercial Mortgage-Backed Securities	—	74,013	—	74,013
U.S. Government & Agency Securities	—	53,560	—	53,560
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	52,299	—	52,299
U.S. Government Agency Mortgage-Backed Securities	—	48,553	—	48,553
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	27,905	—	27,905
Municipal Bond	—	6,511	—	6,511
Short-Term Investments	11,567	2,455	—	14,022
Investment Purchased with Proceeds from Securities Lending	109,487	—	—	109,487

Total Investments	$121,054	$744,967	$—	$866,021

Short Term Bond Fund
Corporate Bonds	$—	$368,498	$—	$368,498
Asset-Backed Securities	—	140,157	—	140,157
Commercial Mortgage-Backed Securities	—	80,234	—	80,234
U.S. Government Agency Mortgage-Backed Securities	—	69,464	—	69,464
U.S. Government & Agency Securities	—	58,802	—	58,802
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	52,105	—	52,105
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	28,100	—	28,100
Municipal Bond	—	6,296	—	6,296
Short-Term Investments	19,228	1,905	—	21,133
Investment Purchased with Proceeds from Securities Lending	84,294	—	—	84,294

Total Investments	$103,522	$805,561	$—	$909,083

Nuveen Investments   95

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

Fund	Level 1	Level 2	Level 3	Total

Total Return Bond Fund
Corporate Bonds	$—	$405,243	$—	$405,243
U.S. Government Agency Mortgage-Backed Securities	—	123,747	—	123,747
Commercial Mortgage-Backed Securities	—	64,224	—	64,224
Asset-Backed Securities	—	37,934	—	37,934
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	21,143	—	21,143
U.S. Government & Agency Securities	—	14,591	—	14,591
Preferred Stocks	3,392	—	—	3,392
Closed-End Funds	1,266	—	—	1,266
Convertible Security	675	—	—	675
Municipal Bond	—	572	—	572
Short-Term Investments	49,960	1,735	—	51,695
Investment Purchased with Proceeds from Securities Lending	73,879	—	—	73,879

Total Investments	$129,172	$669,189	$—	$798,361

As of December 31, 2010, each Fund’s investments in other financial instruments* were classified as follows:

’

				Total Unrealized
				Appreciation
Fund	Level 1	Level 2	Level 3	(Depreciation)

Core Bond Fund	$738	$(2,664)	$—	$(1,926)
High Income Bond Fund	(97)	—	—	(97)
Inflation Protected Securities Fund	36	(338)	—	(302)
Intermediate Government Bond Fund	(199)	—	—	(199)
Intermediate Term Bond Fund	(941)	(1,560)	—	(2,501)
Short Term Bond Fund	2,041	(675)	—	1,366
Total Return Bond Fund	413	(348)	—	65

* Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

’

		High	Inflation	Intermediate	Short	Total
	Core	Income	Protected	Term	Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund

Balance at beginning of period	$28,475	$8,439	$883	$10,874	$8,803	$12,024
Net realized gain (loss)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—	—	—
Purchases at cost	—	—	—	—	—	—
Sales at proceeds	—	—	—	—	—	—
Transfers in to	—	—	—	—	—	—
Transfers out of	(28,475)	(8,439)	(883)	(10,874)	(8,803)	(12,024)
Balance as of December 31, 2010	$—	$—	$—	$—	$—	$—

Change in net in unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2010	$—	$—	$—	$—	$—	$—

During the six months ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Schedules of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

96   Nuveen Investments

Total Return Bond Fund (concluded)

The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. During the six months ended December 31, 2010, the quarterly average gross notional amounts of the derivatives held by the Funds were as follows:

					Foreign
			Credit	Interest	Forward
	Futures/	Futures/	Default	Rate	Currency
Fund	Long	Short	Swaps	Swaps	Contracts

Core Bond Fund	$29,142	$107,203	$—	$156,000	$—
High Income Bond Fund	11,785	1,204	—	—	—
Inflation Protected Securities Fund	5,434	5,479	—	17,000	595
Intermediate Government Bond Fund	26,442	2,515	—	—	—
Intermediate Term Bond Fund	89,671	12,942	—	91,000	—
Short Term Bond Fund	14,531	117,600	5,267	77,000	—
Total Return Bond Fund	31,650	104,311	22,933	61,000	5,028

The following table presents the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statements of Assets and Liabilities and the primary underlying risk exposure.

			High	Inflation	Intermediate	Intermediate	Short	Total
		Core	Income	Protected	Government	Term	Term	Return
	Statements of	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Assets and Liabilities Location	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Asset Derivatives
Foreign Exchange Contracts	Receivables, Unrealized Appreciation*	$—	$—	$—	$—	$—	$—	$69
Interest Rate Contracts	Receivables, Unrealized Appreciation*	897	—	51	3	—	2,106	520
Credit Contracts	Receivables, Unrealized Appreciation	—	—	—	—	—	467	360

Balance as of December 31, 2010		$897	$—	$51	$3	$—	$2,573	$949

Liability Derivatives
Foreign Exchange Contracts	Payables, Unrealized Depreciation*	$—	$—	$18	$—	$—	$—	$153
Interest Rate Contracts	Payables, Unrealized Depreciation*	2,823	97	335	202	2,501	1,207	731

Balance as of December 31, 2010		$2,823	$97	$353	$202	$2,501	$1,207	$884

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Funds’ Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the amount of realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Realized gain (loss) from derivatives:

Core Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(7,385)	$(846)	$(8,231)
Credit Contracts	—	(238)	(238)

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$529	$—	$529

Inflation Protected Securities Fund	Futures	Swaps	Total

Interest Rate Contracts	$(30)	$(99)	$(129)
Foreign Exchange Contracts	(67)	—	(67)

Intermediate Government Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$68	$—	$68

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(61)	$(685)	$(746)
Credit Contracts	—	—	—

Short Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(4,119)	$(388)	$(4,507)
Credit Contracts	—	69	69

Nuveen Investments   97

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

Total Return Bond Fund	Options*	Futures	Swaps	Total

Interest Rate Contracts	$(793)	$(5,127)	$(213)	$(6,133)
Credit Contracts	—	—	2,088	2,088
Foreign Exchange Contracts	—	1,499	—	1,499

*	Includes options purchased and written.

Change in net unrealized appreciation (depreciation) of derivatives:

Core Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$2,855	$(125)	$2,730

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(276)	$—	$(276)

	Foreign Forward
Inflation Protected Securities Fund	Currency	Futures	Swaps	Total

Interest Rate Contracts	$—	$161	$(8)	$153
Foreign Exchange Contracts	(18)	9	—	(9)

Intermediate Government Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(257)	$—	$(257)

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(1,201)	$(68)	$(1,269)

Short Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$3,361	$(70)	$3,291
Credit Contracts	—	467	467

	Foreign Forward
Total Return Bond Fund	Currency	Futures	Swaps	Total

Interest Rate Contracts	$—	$2,557	$(560)	$1,997
Credit Contracts	—	—	682	682
Foreign Exchange Contracts	(150)	64	—	(86)

4. Fund Shares

Transactions in Fund shares were as follows:

	Core		High Income		Inflation Protected
	Bond Fund		Bond Fund		Securities Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	526	1,069	701	3,282	503	483
Shares issued in lieu of cash distributions	116	303	88	212	6	15
Shares redeemed	(847)	(1,255)	(803)	(3,521)	(273)	(300)

Total Class A transactions	(205)	117	(14)	(27)	236	198

Class B:
Shares issued	10	10	8	25	—	—
Shares issued in lieu of cash distributions	4	17	5	13	—	—
Shares redeemed	(102)	(284)	(37)	(143)	—	—

Total Class B transactions	(88)	(257)	(24)	(105)	—	—

Class C:
Shares issued	42	81	228	264	214	550
Shares issued in lieu of cash distributions	4	12	18	27	3	9
Shares redeemed	(64)	(122)	(59)	(154)	(178)	(55)

Total Class C transactions	(18)	(29)	187	137	39	504

Class R:
Shares issued	15	10	8	12	9	13
Shares issued in lieu of cash distributions	1	2	1	1	1	3
Shares redeemed	(7)	(18)	(13)	(8)	(138)	(19)

Total Class R transactions	9	(6)	(4)	5	(128)	(3)

98   Nuveen Investments

Total Return Bond Fund (concluded)

	Core		High Income		Inflation Protected
	Bond Fund		Bond Fund		Securities Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/10	12/31/10	6/30/10

Class Y:
Shares issued	9,574	20,683	13,611	23,104	4,451	5,733
Shares issued in lieu of cash distributions	646	1,694	187	218	19	58
Shares redeemed	(20,465)	(44,709)	(5,629)	(6,515)	(1,841)	(8,068)

Total Class Y transactions	(10,245)	(22,332)	8,169	16,807	2,629	(2,277)

Net increase (decrease) in fund shares	(10,547)	(22,507)	8,314	16,817	2,776	(1,578)

	Intermediate Government		Intermediate Term		Short Term		Total Return
	Bond Fund		Bond Fund		Bond Fund		Bond Fund

	Six-Months	Year	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	6/30/10	12/31/10	6/30/09	12/31/10	6/30/10	12/31/10	6/30/10

Class A:
Shares issued	105	415	132	588	1,242	3,251	793	1,622
Shares issued from merger	—	1,538	—	—	—	—	—	—
Shares issued in lieu of cash distributions	21	47	32	88	72	206	44	76
Shares redeemed	(342)	(1,044)	(320)	(651)	(1,320)	(1,476)	(435)	(504)

Total Class A transactions	(216)	956	(156)	25	(6)	1,981	402	1,194

Class B:
Shares issued	—	—	—	—	—	—	7	14
Shares issued in lieu of cash distributions	—	—	—	—	—	—	2	6
Shares redeemed	—	—	—	—	—	—	(20)	(74)

Total Class B transactions	—	—	—	—	—	—	(11)	(54)

Class C:
Shares issued	12	10	—	—	267	345	159	408
Shares issued from merger	—	235	—	—	—	—	—	—
Shares issued in lieu of cash distributions	1	1	—	—	2	2	8	14
Shares redeemed	(36)	(25)	—	—	(88)	(36)	(77)	(70)

Total Class C transactions	(23)	221	—	—	181	311	90	352

Class R:
Shares issued	8	15	—	—	—	—	55	33
Shares issued from merger	—	102	—	—	—	—	—	—
Shares issued in lieu of cash distributions	1	1	—	—	—	—	1	2
Shares redeemed	(27)	(44)	—	—	—	—	(6)	(52)

Total Class R transactions	(18)	74	—	—	—	—	50	(17)

Class Y:
Shares issued	2,076	3,775	10,507	19,865	31,159	53,506	6,380	15,080
Shares issued from merger	—	9,456	—	—	—	—	—	—
Shares issued in lieu of cash distributions	85	288	285	799	169	370	368	956
Shares redeemed	(7,800)	(7,857)	(11,171)	(26,062)	(20,900)	(23,455)	(10,399)	(22,465)

Total Class Y transactions	(5,639)	5,662	(379)	(5,398)	10,428	30,421	(3,651)	(6.429)

Net increase (decrease) in fund shares	(5,896)	6,913	(535)	(5,373)	10,603	32,713	(3,120)	(4,954)

Each Fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the Fund instead of cash. Class B Shares converted to Class A Shares (reflected as Class A Shares issued and Class B Shares redeemed) during the six months ended December 31, 2010 and the fiscal year ended June 30, 2010, were as follows:

	Six-Months
	Ended	Year Ended
Fund	12/31/10	6/30/10

Core Bond Fund	$68	$197
High Income Bond Fund	32	60
Total Return Bond Fund	18	48

Nuveen Investments   99

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the six months ended December 31, 2010, were as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases:
Investment securities	$271,310	$355,704	$11,205	$3,417	$189,144	$239,163	$204,258
U.S. Government and agency obligations	291,221	—	52,880	48,591	72,545	24,776	135,183
Sales and maturities:
Investment securities	371,222	297,328	8,767	11,184	183,769	104,445	247,146
U.S. Government and agency obligations	362,174	—	28,097	91,965	99,178	42,108	141,718

Transactions in call and put options written during the six months ended December 31, 2010, were as follows:

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Total Return Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2010	—	$—	—	$—
Opened	144	49	—	—
Expired	(144)	(49)	—	—
Closed	—	—	—	—

Balance at December 31, 2010	—	$—	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Cost of investments	$1,322,646	$593,140	$206,660	$137,047	$835,832	$895,060	$779,325

Gross unrealized:
Appreciation	$60,244	$20,712	$7,082	$3,971	$33,651	$18,442	$35,481
Depreciation	(17,073)	(8,995)	(1,053)	(1,289)	(3,462)	(4,419)	(16,445)

Net unrealized appreciation (depreciation) of investments	$43,171	$11,717	$6,029	$2,682	$30,189	$14,023	$19,036

Permanent differences, primarily due to equalization debits, adjustments due to fund mergers, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ last tax year-end, as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital paid-in	$—	$—	$—	$14,472	$—	$—	$—
Undistributed (Over-distribution of) net investment income	2,333	(36)	(51)	(169)	171	(159)	2,096
Accumulated net realized gain (loss)	(2,333)	36	51	(14,303)	(171)	159	(2,096)

100   Nuveen Investments

Total Return Bond Fund (concluded)

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Distributions from:
Ordinary income*	$67,866	$26,351	$3,582	$4,765	$33,897	$18,434	$38,377
Long-term gain	—	—	—	256	—	—	—
Return of capital	—	—	—	18	—	—	—

Total	$67,866	$26,351	$3,582	$5,039	$33,897	$18,434	$38,377

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ last tax year end, were as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income**	$3,843	$2,342	$1,342	$—	$1,595	$373	$4,209
Undistributed net long term capital gain	0	0	0	0	0	0	0

**	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2010 through June 30, 2010 and paid on July 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Expiration year:
2011	$—	$—	$—	$2,293	$—	$—	$—
2012	—	—	—	1,293	—	—	—
2013	—	—	—	554	—	1,315	—
2014	—	—	256	1,629	—	8,101	—
2015	994	—	5,928	2,447	3,607	7,433	—
2016	—	—	953	165	—	—	—
2017	25,107	23,659	4,724	3,538	11,744	839	41,302
2018	17,128	—	2,807	—	4,697	2,980	37,557

Total	$43,229	$23,659	$14,668	$11,919	$20,048	$20,668	$78,859

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

		Inflation	Intermediate	Intermediate		Total
	Core	Protected	Government	Term	Short-Term	Return
	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund

Post-October capital losses	$10,619	$421	$1,191	$369	$2,374	$7,275
Post-October currency losses	—	3	—	—	—	530

Nuveen Investments   101

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees
During the six months ended December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each Fund was as follows:

Fund

Core Bond Fund	0.50%
High Income Bond Fund	0.70
Inflation Protected Securities Fund	0.50
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
Total Return Bond Fund	0.60

During the six months ended December 31, 2010, the Adviser agreed to waive fees and reimburse other fund expenses at least through October 31, 2010, so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
Share Class	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class A	0.95%	1.10%	0.85%	0.75%	0.85%	0.75%	0.89%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.75
Class C	1.70	1.85	1.60	1.60	N/A	1.60	1.75
Class R	1.20	1.35	1.10	1.10	N/A	N/A	1.25
Class Y	0.70	0.85	0.60	0.60	0.70	0.60	0.75

N/A – Not applicable.

During the six months ended December 31, 2010, the Funds may have invested in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of the FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is recognized as a component of “Fee waivers” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the closing of the sale.

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
Average Daily Net Assets	Fund	Fund	Fund	Fund	Fund	Fund	Fund

For the first $125 million	0.4500%	0.6000%	0.4500%	0.4500%	0.4500%	0.3000%	0.4500%
For the next $125 million	0.4375	0.5875	0.4375	0.4375	0.4375	0.2875	0.4375
For the next $250 million	0.4250	0.5750	0.4250	0.4250	0.4250	0.2750	0.4250
For the next $500 million	0.4125	0.5625	0.4125	0.4125	0.4125	0.2625	0.4125
For the next $1 billion	0.4000	0.5500	0.4000	0.4000	0.4000	0.2500	0.4000
For net assets over $2 billion	0.3750	0.5250	0.3750	0.3750	0.3750	0.2225	0.3750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and making, as appropriate, an

102   Nuveen Investments

Total Return Bond Fund (concluded)

adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level

$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.

The management fee will compensate Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides to the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into sub-advisory agreements with Nuveen Asset Management, LLC. Nuveen Asset Management, LLC will be compensated for the sub-advisory services it provides to the Funds from the management fee paid to Nuveen Fund Advisors.

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed the percent of each Fund’s average daily net assets, for each share class and for the time periods stated, as set forth in the following table:

		High	Inflation	Intermediate	Intermediate		Total
	Core	Income	Protected	Government	Term	Short-Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class A	0.9500%	1.1000%	0.8500%	0.7500%	0.8500%	0.7500%	0.8900%
Class B	1.7000	1.8500	N/A	N/A	N/A	N/A	1.7500
Class C(1)	1.7000	1.8500	1.6000	1.6000	1.7000	1.6000	1.7500
Class R3(2)	1.2000	1.3500	1.1000	1.1000	N/A	N/A	1.2500
Class I(2)	0.7000	0.8500	0.6000	0.6000	0.7000	0.6000	0.7500
Expiration date	January 31, 2012	January 31, 2012	January 31, 2012	January 31, 2012	January 31, 2012	January 31, 2012	January 31, 2012

N/A – Not applicable.

(1)	Effective January 18, 2011, Intermediate Term Bond Fund begin offering Class C Shares.

(2)	Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares.

During the six months ended December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end Funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2010, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees
During the six months ended December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors

Nuveen Investments   103

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees
During the six months ended December 31, 2010, USBFS served as the Funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The Funds were charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees were charged to each Fund based upon the number of accounts within that Fund. In addition to these fees, the Funds may have reimbursed USBFS for out-of-pocket expenses incurred in providing transfer agent services. Effective January 1, 2011, USBFS serves as the Funds’ transfer agent pursuant to a new transfer agent agreement with Nuveen Fund Advisors.

Custodian Fees
During the six months ended December 31, 2010, U.S. Bank served as the custodian for each Fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each Fund was equal to an annual rate of 0.005% of average daily net assets. All fees were computed daily and paid monthly.

During the six months ended December 31, 2010, interest earned on uninvested cash balances was used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Indirect payments from custodian” on the Statement of Operations. Conversely, the custodian charged a fee for any cash overdrafts incurred, which increased the Funds’ custodian expenses.

Effective January 1, 2011, U.S. Bank serves as the custodian for each Fund pursuant to a new custodian agreement with Nuveen Fund Advisors.

Distribution and Shareholder Servicing (12b-1) Fees
During the six months ended December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each of the Funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares. These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

During the six months ended December 31, 2010, Quasar waived a portion of its 12b-1 fees for Class A Shares, limiting its fees to 0.15% of average daily net assets for Intermediate Government Bond Fund, Intermediate Term Bond Fund and Short Term Bond Fund, respectively. Effective October 28, 2009, the Adviser began waiving an additional amount of Class A Shares 12b-1 fees equal to 0.11% of average daily net assets of Class A Shares for Total Return Bond Fund.

During the six months ended December 31, 2010, total distribution and shareholder servicing fees waived by Quasar for the following Funds were as follows:

Fund	Amount

Intermediate Government Bond Fund	$9
Intermediate Term Bond Fund	13
Short Term Bond Fund	44

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors during for the six months ended December 31, 2010:

Fund	Amount

Core Bond Fund	$71
High Income Bond Fund	29
Inflation Protected Securities Fund	33
Intermediate Government Bond Fund	11
Intermediate Term Bond Fund	10
Short Term Bond Fund	49
Total Return Bond Fund	43

104   Nuveen Investments

Total Return Bond Fund (concluded)

Effective January 1, 2011, the Fund entered into a distribution agreement with Nuveen Investments LLC, who will serve as the Funds’ distributor. Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Nuveen Investments LLC has agreed to limit Class A Share annual 12b-1 service fees to .15% through January 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond. Annual distribution and services fees are based on average daily net assets.

Other Fees and Expenses
In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund was responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses during the six months ended December 31, 2010. During the six months ended December 31, 2010, legal fees and expenses of $17 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges
During the six months ended December 31, 2010, a contingent deferred sales charges (“CDSC”) was imposed on redemptions made in Class B Shares according to the table below. The CDSC varied depending on the number of years from time of payment for the purchase of Class B Shares until the redemption of such shares. Class B Shares automatically converted to Class A Shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

During the six months ended December 31, 2010, a CDSC of 1.00% was imposed on redemptions made in Class C Shares for the first twelve months.

The CDSC for Class B Shares and Class C Shares was imposed on the value of the purchased shares or the value at the time of redemption, whichever was less.

For the six months ended December 31, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the Funds’ shares were as follows:

Fund

Core Bond Fund	$8
High Income Bond Fund	15
Inflation Protected Securities Fund	36
Intermediate Government Bond Fund	1
Intermediate Term Bond Fund	42
Short Term Bond Fund	23
Total Return Bond Fund	19

8. Regulatory Settlement

On August 23, 2010, Core Bond Fund, Intermediate Government Bond Fund, and Intermediate Term Bond Fund received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Core Bond Fund, Intermediate Government Bond Fund, and Intermediate Term Bond Fund, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from Regulatory Settlement” on the Statements of Operations.

9. Fund Merger

As of the close of business on January 29, 2010, Intermediate Government Bond Fund acquired the assets and assumed the liabilities of U.S. Government Mortgage Fund. Intermediate Government Bond Fund was deemed to be the accounting survivor in the merger. Shareholders of U.S. Government Mortgage Fund approved the merger on January 21, 2010.

Nuveen Investments   105

Notes to Financial Statements December 31, 2010 (Unaudited) (continued), all dollars and shares are rounded to thousands (000)

Total Return Bond Fund (concluded)

The merger was accomplished by tax free exchanges as described below:

Intermediate Government Bond Fund	Class A	Class B	Class C	Class R	Class Y	Total

Net assets of U.S. Government Mortgage Fund	$10,604	$2,621	$2,023	$874	$81,335	$97,457
U.S. Government Mortgage Fund shares exchanged	1,045	258	200	86	8,012	9,601
Intermediate Government Bond Fund shares issued	1,538	—	235	102	9,456	11,331
Net assets of Intermediate Government Bond Fund immediately before the merger	8,063	—	1	1	87,606	95,671
Net assets of Intermediate Government Bond Fund immediately after the merger	21,289	—	2,024	875	168,940	193,128

The components of U.S. Government Mortgage Fund’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

			Undistributed	Accumulated	Net Unrealized
	Total	Portfolio	Net Investment	Net Realized	Appreciation
	Net Assets	Capital	Income (Loss)	Gain (Loss)	(Depreciation)

U.S. Government Mortgage Fund	$97,457	$111,558	$(474)	$(13,746)	$119

106   Nuveen Investments

Total Return Bond Fund (concluded)

Investment Management Agreement Approval Process (Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom

Nuveen Investments   107

Investment Management Agreement Approval Process (Unaudited) (continued)

were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services.  In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA.  In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement will not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

108   Nuveen Investments

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale.  The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion.  After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement.  The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments   109

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

110   Nuveen Investments

Fund Information

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

Independent Registered
Public Accounting Firm
Ernst & Young
155 North Wacker Drive
Chicago, IL 60606

Custodian
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55101

Transfer Agent and
Shareholder Services
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information:

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments   111

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FINC-1210D

Item 2. Code of Ethics.
     Not applicable to this filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this registrant.
Item 6. Schedule of Investments.
     (a) See Portfolio of Investments in Item 1.
     (b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
     Shareholders who wish to recommend nominees for election to the registrant’s Board of Directors should send suggestions in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     File the exhibits listed below as part of this Form.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.
     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.
     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) First American Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy Kevin J. McCarthy Vice President and Secretary
Date March 10, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)
Date March 10, 2011

By (Signature and Title)	/s/ Stephen D. Foy Stephen D. Foy Vice President and Controller (principal financial officer)
Date March 10, 2011